                                                      Registration Nos. 2-98326
                                                                       811-4323

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]

            Pre-Effective Amendment No. ____                         [ ]


            Post-Effective Amendment No.  41                         [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                  [ ]


            Amendment No. 42                                         [X]
            (Check appropriate box or boxes.)

                               NVEST FUNDS TRUST I
               (Exact Name of Registrant as Specified in Charter)


                399 Boylston Street, Boston, Massachusetts 02116
          (Address of Principal Executive Offices, including Zip Code)

                                 (617) 578-1132
              (Registrant's Telephone Number, including Area Code)


                             John E. Pelletier, Esq.
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

                                    Copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[X] on May 1, 2000 pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NVESTFUNDS(SM)
Where The Best Minds Meet(R)

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Nvest
STOCK FUNDS

[Graphic Omitted]


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LARGE-CAP EQUITY
 Nvest Capital Growth Fund
 Westpeak Investment Advisors, L.P.

 Nvest Growth Fund
 Capital Growth Management
 Limited Partnership

 Nvest Growth and Income Fund
 Westpeak Investment Advisors, L.P.

 Nvest Balanced Fund
 Loomis, Sayles & Company, L.P.

All-Cap Equity
 Nvest International Equity Fund
 Loomis, Sayles & Company, L.P.

 Nvest Equity Income Fund
 Vaughan, Nelson, Scarborough & McCullough, L.P.
--------------------------------------------------------------------------------


The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Nvest Funds.

PROSPECTUS
May 1, 2000

                   WHAT'S INSIDE
                   Goals, Strategies & Risks
[GRAPHIC OMITTED]  Page 2
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                   Fund Fees & Expenses
[GRAPHIC OMITTED]  Page 15
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                   Management Team
[GRAPHIC OMITTED]  Page 18
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                   Fund Services
[GRAPHIC OMITTED]  Page 21
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                   Fund Performance
[GRAPHIC OMITTED]  Page 33
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Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478

TABLE OF CONTENTS


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GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
Nvest Capital Growth Fund ...............................................     2
Nvest Growth Fund .......................................................     4
Nvest Growth and Income Fund ............................................     6
Nvest Balanced Fund .....................................................     8
Nvest International Equity Fund .........................................    11
Nvest Equity Income Fund ................................................    13

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FUND FEES & EXPENSES
--------------------------------------------------------------------------------
Fund Fees & Expenses ....................................................    15

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MORE ABOUT RISK
--------------------------------------------------------------------------------
More About Risk .........................................................    17

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MANAGEMENT TEAM
--------------------------------------------------------------------------------
Meet the Funds' Investment Advisers and Subadvisers .....................    18
Meet the Funds' Portfolio Managers ......................................    19

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FUND SERVICES
--------------------------------------------------------------------------------
Investing in the Funds ..................................................    21
How Sales Charges Are Calculated ........................................    22
Ways to Reduce or Eliminate Sales Charges ...............................    23
It's Easy to Open an Account ............................................    24
Buying Shares ...........................................................    25
Selling Shares ..........................................................    26
Selling Shares in Writing ...............................................    27
Exchanging Shares .......................................................    28
Restrictions on Buying, Selling and Exchanging Shares ...................    28
How Fund Shares Are Priced ..............................................    29
Dividends and Distributions .............................................    30
Tax Consequences ........................................................    30
Compensation to Securities Dealers ......................................    31
Additional Investor Services ............................................    32

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FUND PERFORMANCE
--------------------------------------------------------------------------------
Nvest Capital Growth Fund ...............................................    33
Nvest Growth Fund .......................................................    34
Nvest Growth and Income Fund ............................................    35
Nvest Balanced Fund .....................................................    36
Nvest International Equity Fund .........................................    37
Nvest Equity Income Fund ................................................    38
Glossary of Terms .......................................................    39


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in a Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  --------------------------            Stability Income Growth
                  NVEST CAPITAL GROWTH FUND             -----------------------
                                                   High                   X
ADVISER:    Nvest Funds Management, L.P.               --------- ------ ------
            ("Nvest Mangement")                    Mod.    X
                                                       --------- ------ ------
SUBADVISER: Westpeak Investment Advisors, L.P.     Low              X
            ("Westpeak")


MANAGER:    Gerald H. Scriver       TICKER SYMBOL:  CLASS A   CLASS B   CLASS C
                                                    ---------------------------
CATEGORY:   Large-Cap Equity                         NEFCX     NECBX     NECGX

INVESTMENT GOAL
The Fund seeks long-term capital growth.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in common stock of U.S. medium and large capitalization companies in any industry.

Westpeak constructs a portfolio of reasonably-priced growth stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on characteristics such as:

x     earnings-to-price ratios
x     earnings growth rates
x     positive earnings surprises
x     book-to-price ratios

In selecting investments for the Fund's portfolio, Westpeak employs the following strategy:

o It starts with the Russell 3000 Growth Index of about 1,800 stocks and generally eliminates stocks of companies below a $500 million market capitalization threshold. This creates an overall valuation universe of about 1,200 stocks, with approximately 90% from the Russell 1000 Growth Index (comprised of large and medium capitalization companies) and 10% from the Russell 2000 Growth Index (comprised of small capitalization companies).

o Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth and value characteristics.

o All of the stocks are then screened using Wall Street analysts' projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's potential earnings revisions and "positive earnings surprises"(whether its business has the potential to improve in the near future).

o The final step is to calculate a "composite rank" for each stock by combining their fundamental and expectation ranks and to evaluate whether to buy, sell or hold a stock by comparing its composite rank to those of other stocks on a stock valuation matrix.

o The desired result is a portfolio of 75 to 125 stocks that Westpeak believes will produce the highest long-term returns consistent with the Fund's risk parameters.

The Fund may:

o  Hold up to 10% of its assets in smaller capitalization companies.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Capital Growth Fund. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment principles for periods prior to February 16, 1998.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                           (total Return)
                  1993                         7.9%
                  1994                        -1.6%
                  1995                        30.7%
                  1996                        17.1%
                  1997                        17.2%
                  1998                        29.0%
                  1999

/\ Highest Quarterly Return:   ,  %
\/ Lowest Quarterly Return:   ,  %

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception, if shorter) compared to those of the Russell 1000 Growth Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. They are also compared to the Lipper Multi-Cap Growth Fund and Morningstar Large Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Multi-Cap Growth Fund and Morningstar Large Growth Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December                                   SINCE
  31, 1999)                          PAST 1 YEAR   PAST 5 YEARS  INCEPTION
-------------------------------------------------------------------------------
Nvest Capital Growth Fund: Class A
  (inception 8/3/92)                         %             %           %
  Russell 1000 Growth Index                  %             %           %
  Lipper Multi-Cap Growth Fund Average
    (calculated from 8/6/92)                 %             %           %
  Morningstar Large Growth Average
    (calculated from 7/31/92)                %             %           %

Nvest Capital Growth Fund: Class B
  (inception 9/13/93)                        %             %           %
  Russell 1000 Growth Index                  %             %           %
  Lipper Multi-Cap Growth Fund Average
    (calculated from 9/30/93)                %             %           %
  Morningstar Large Growth Average
   (calculated from 9/30/93)                 %             %           %

Nvest Capital Growth Fund: Class C
  (inception 12/30/94)                       %                         %
  Russell 1000 Growth Index                  %                         %
  Lipper Multi-Cap Growth Fund Average       %                         %
  Morningstar Large Growth Average           %                         %
--------------------------------------------------------------------------------

For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  ---------------------------           Stability Income Growth
                  NVEST GROWTH FUND                     -----------------------
                                                   High                   X
                                                       --------- ------ ------
                                                   Mod.
                                                       --------- ------ ------
ADVISER:    Capital Growth Management Limited      Low     X       X
            Partnership ("CGM")


MANAGER:    G. Kenneth Heebner      TICKER SYMBOL:  CLASS A   CLASS B   CLASS C
                                                    ---------------------------
CATEGORY:   Large-Cap Equity                         NEFGX     NEBGX     NEGCX

INVESTMENT GOAL
The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in equity securities. The Fund will generally invest in common stock of large capitalization companies that CGM expects will grow at a faster rate than the United States economy. When market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

x well-established with records of above-average growth x promise of maintaining their leadership positions in their industries x likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM will generally employ the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may:
o  Invest in foreign securities.

o  Invest in other investment companies.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund.

INVESTMENTS IN OTHER INVESTMENT COMPANIES: May incur extra costs in addition to its own expenses.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Growth Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar year.The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                           (total Return)
                  1990                        5.1%
                  1991                       56.7%
                  1992                       -6.6%
                  1993                       11.3%
                  1994                       -7.1%
                  1995                       38.1%
                  1996                       20.9%
                  1997                       23.5%
                  1998                       33.4%
                  1999

/\ Highest Quarterly Return:   ,  %
\/ Lowest Quarterly Return:   ,  %

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception, if shorter) compared to those of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. They are also compared to the Lipper Large-Cap Core Fund and Morningstar Large Blend Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Large-Cap Core Fund and Morningstar Large Blend Average returns have been adjusted for these expenses but do not reflect any sales charges.



-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
  December 31, 1999)                  PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------- *Since inception
Nvest Growth Fund: Class A
  (inception 11/27/68)                       %             %            %
  S&P 500                                    %             %            %
  Lipper Large-Cap Core Fund Average         %             %            %
  Morningstar Large Blend Average            %             %            %

Nvest Growth Fund: Class B
  (inception 2/28/97)                        %             %*
  S&P 500                                    %             %*
  Lipper Large-Cap Core Fund Average         %             %*
  Morningstar Large Blend Average            %             %*

Nvest Growth Fund: Class C
  (inception 9/1/98)                         %*
  S&P 500                                    %*
  Lipper Large-Cap Core Fund Average
    (calculated from 8/31/98)                %*
  Morningstar Large Blend Average
    (calculated from 8/31/98)                %*
--------------------------------------------------------------------------------


For actual past expenses of Class A, B and C shares, see the section entitled
"Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  --------------------------            Stability Income Growth
                  NVEST GROWTH                          -----------------------
                    AND INCOME FUND                High                   X
                                                       --------- ------ ------
ADVISER:    Nvest Funds Management, L.P.           Mod.    X
            ("Nvest Mangement")                        --------- ------ ------
                                                   Low              X
SUBADVISER: Westpeak Investment Advisors, L.P.
            ("Westpeak")


MANAGER:    Gerald H. Scriver       TICKER SYMBOL:  CLASS A   CLASS B   CLASS C
                                                    ---------------------------
CATEGORY:   Large-Cap Equity                         NEFOX     NEGBX     NECOX

INVESTMENT GOAL
The Fund seeks opportunities for long-term capital growth and income. The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all its assets in common stock of large capitalization companies in any industry.

Westpeak constructs a portfolio of recognizable, reasonably-priced growth stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the characteristics that Westpeak feels are most likely to be rewarded by the market in the period ahead. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on characteristics such as:

x earnings-to-price ratios
x earnings growth rates
x positive earnings surprises
x book-to-price ratios
x dividend yield

In selecting investments for the Fund, Westpeak employs the following strategy:

o It starts with an initial universe of approximately 1,300 stocks of large capitalization companies and generally eliminates stocks of companies below a $1.4 billion market capitalization threshold. This creates an overall universe of about 900 stocks.

o Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth and value characteristics.

o All of the stocks are then screened using Wall Street analysts' projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's potential earnings revisions and "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The final step is to calculate a "composite rank" for each stock by combining their fundamental and expectation ranks and to evaluate whether to buy, sell or hold a stock by comparing its composite rank to those of other stocks on a stock valuation matrix;

o The desired result is a portfolio of 75 to 150 stocks, with a dividend yield that approximates that of the Standard & Poor's Composite Rank of 500 stocks ("S&P 500"), which Westpeak believes will produce the highest long-term returns consistent with the portfolio's risk parameters.

The Fund may:
o Invest in foreign securities traded in U.S. markets (through American Depository Receipts ("ADRs") or stocks sold in U.S. dollars).

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

FOREIGN SECURITIES: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Growth and Income Fund. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on May 1, 1995. This chart and table reflect results achieved by the previous subadviser using different investment principles for periods prior to May 1, 1995.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                           (total Return)
                  1990                       -4.3%
                  1991                       30.6%
                  1992                        9.3%
                  1993                        8.0%
                  1994                        1.0%
                  1995                       35.1%
                  1996                       17.2%
                  1997                       33.4%
                  1998                       23.9%
                  1999

/\ Highest Quarterly Return:     ,    %
\/ Lowest Quarterly Return:     ,     %

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the S&P 500, a market value-weighted, unmanaged index of common stock prices of 500 selected stocks. They are also compared to the Lipper Multi-Cap Core Fund and Morningstar Large Value Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Multi-Cap Core Fund Average and Morningstar Large Value Average returns have been adjusted for these expenses but do not reflect any sales charges.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
  December 31, 1999)                  PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------- *Since inception
Nvest Growth and Income Fund: Class A
  (inception 5/6/31)                         %             %            %
  S&P 500                                    %             %            %
  Lipper Multi-Cap Core Fund Average         %             %            %
  Morningstar Large Value Average            %             %            %

Nvest Growth and Income Fund: Class B
  (inception 9/13/93)                        %             %            %*
  S&P 500                                    %             %            %*
  Lipper Multi-Cap Core Fund Average
    (calculated from 9/30/93)                %             %            %*
  Morningstar Large Value Average
    (calculated from 9/30/93)                %             %            %*

Nvest Growth and Income Fund: Class C
  (inception 5/1/95)                         %             %*
  S&P 500                                    %             %*
  Lipper Multi-Cap Core Fund Average
    (calculated from 4/30/95)                %             %*
  Morningstar Large Value Average
    (calculated from 4/30/95)                %             %*

--------------------------------------------------------------------------------
 For actual past expenses of Class A, B and C shares, see the section entitled
"Fund Fees & Expenses."


[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST BALANCED FUND                   -----------------------
                                                   High
ADVISER:    Nvest Funds Management, L.P.               --------- ------ ------
            ("Nvest Mangement")                    Mod.     X      X       X
                                                       --------- ------ ------
SUBADVISER: Loomis, Sayles & Company, L.P.         Low
            ("Loomis Sayles")

MANAGERS:   Equity (Value Component):
            Jeff Wardlow and
            Gregg Watkins             TICKER SYMBOL: CLASS A   CLASS B   CLASS C
            Equity (Growth Component):                --------------------------
            Mark Baribeau,                             NEFBX     NEBBX     NEBCX
            Pamela Czekanski,
            Richard Skaggs
            Fixed Income: John Hyll


CATEGORY:   Large-Cap Equity

INVESTMENT GOAL
The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

INVESTMENT STRATEGIES

Generally, the Fund will invest approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities. Nvest Management allocates capital invested in the Fund's equity securities equally between a growth and a value component. The Fund principally invests in common stocks of quality, large capitalization companies of any industry and investment grade bonds. Loomis Sayles uses a flexible approach to seek investments with the following characteristics, although not all of the companies selected will have these attributes:

EQUITY SECURITIES - VALUE COMPONENT:

x discounted price compared to its current value x below-average price-to-earnings ratios x competitive current and estimated dividend yield x attractive 5-year estimated earnings growth


EQUITY SECURITIES - GROWTH COMPONENT

x large to mid-market capitalization
x leading position within industry
x superior earnings growth potential
x undervalued relative to future growth prospects

FIXED-INCOME SECURITIES:

x greater yield-to-maturity than appropriate benchmarks x maturities typically between 1 and 30 years x controlled duration variance compared to index


In order to maintain a balanced, flexible portfolio of investments, Loomis Sayles employs the following strategy:

o Depending on Loomis Sayles' view of the economic outlook, the Fund may invest more heavily in either equity or fixed-income securities. However, the Fund will always invest a minimum of 50% of its assets in equity securities and a minimum of 25% of its assets in fixed-income securities.


o For the value component, it selects stocks from a universe of approximately 1,400 companies, primarily those with a market capitalization in excess of $2 billion. It then uses a proprietary valuation model to rank stocks based on valuation, earnings estimate revisions and quality. Fundamental research is then used to identify what Loomis Sayles believes are the most attractive 60 to 75 stocks for purchase by the Fund.

o For the growth component, Loomis Sayles selects stocks from a universe of approximately 500 companies, primarily those with a large to mid-market capitalization (currently in excess of $5 billion.) It then uses fundamental analysis to identify companies with leading market positions. Valuation analysis follows to find undervalued companies with positive growth catalysts. Portfolio construction then balances opportunities with risks to produce a portfolio of about 50 stocks.


o It selects bonds by placing a greater emphasis on security and sector selection than interest rate anticipation. It conducts extensive research and credit analysis of over 600 corporate issuers and assigns each a proprietary rating. It combines these ratings with internal policy limitations to select bonds for the Fund.

o Loomis Sayles will sell a stock when its price objective has been attained, its fundamentals deteriorate or when more attractive opportunities are identified. It sells bonds depending on expected credit deterioration or when it identifies other securities with better total returns going forward.

The Fund may also invest in:

o Foreign securities.


o Rule 144A Securities


o Mortgage- and asset-backed securities.

o Zero-coupon bonds and when-issued securities.

o Money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS


EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks may react differently to issuer, political, market and economic developments than other types of stocks and the market as a whole. Growth stocks tend to be more expensive relative to their underlying earnings or assets compared to other types of stocks and as a result, tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

MORTGAGE- AND ASSET-BACKED SECURITIES: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Balanced Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                         (total return)
                  1990                      -10.6%
                  1991                       29.2%
                  1992                       13.9%
                  1993                       14.2%
                  1994                       -2.7%
                  1995                       26.3%
                  1996                       17.1%
                  1997                       17.5%
                  1998                        8.2%
                  1999

/\ Highest Quarterly Return:     ,     %
\/ Lowest Quarterly Return:     ,     %

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of a blend of the Standard & Poor's Composite Index of 500 stocks ("S&P 500") and the Lehman Government/ Corporate Bond Index ("S&P/Lehman G/C Blend"). This index is represented by a 65% weighting in the S&P 500 and a 35% weighting in the Lehman G/C Index. Indices are rebalanced to 65% / 35% at the end of each year. They are also compared to the Lipper Balanced Fund and Morningstar Domestic Hybrid Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may pay when you buy or redeem the Fund's shares. The S&P/Lehman G/C Blend returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Balanced Fund Average and Morningstar Domestic Hybrid Average returns have been adjusted for these expenses but do not reflect any sales charges.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
  December 31, 1999)                  PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------- *Since inception
Nvest Balanced Fund: Class A
  (inception 11/27/68)                       %             %            %
  S&P/Lehman G/C Blend                       %             %            %
  Lipper Balanced Fund Average               %             %            %
  Morningstar Domestic Hybrid Average        %             %            %

Nvest Balanced Fund: Class B
  (inception 9/13/93)                        %             %            %*
  S&P/Lehman G/C Blend
    (Lehman calculated from 9/30/93)         %             %            %*
  Lipper Balanced Fund Average
    (calculated from 9/30/93)                %             %            %*
  Morningstar Domestic Hybrid Average
    (calculated from 9/30/93)                %             %            %*

Nvest Balanced Fund: Class C
  (inception 12/30/94)                       %             %*
  S&P/Lehman G/C Blend                       %             %*
  Lipper Balanced Fund Average               %             %*
  Morningstar Domestic Hybrid Average        %             %*

--------------------------------------------------------------------------------
For actual past expenses of Class A, B and C shares, see the section entitled
"Fund Fees & Expenses."


[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST INTERNATIONAL EQUITY            -------- ------ -------
                    FUND                           High                   X
                                                       --------- ------ ------
ADVISER:    Nvest Funds Management, L.P.           Mod.
            ("Nvest Management")                       --------- ------ ------
                                                   Low    X         X
SUBADVISER: Loomis, Sayles &         TICKER SYMBOL:  CLASS A   CLASS B   CLASS C
            Company, L.P.                            ---------------------------
            ("Loomis Sayles")                         NEFIX     NEIBX     NECIX


MANAGERS:   Alexander Muromcew, John
            Tribolet and Eswar Menon


CATEGORY:   Large-Cap Equity

INVESTMENT GOAL

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.


INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest primarily in equity securities of companies headquartered outside of the United States. The Fund will hold securities from at least 3 different countries including those within emerging markets.The Fund will focus on securities with large market capitalization but may invest in securities with any size capitalization.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.


The Fund may:

o Engage in active and frequent trading of its securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest International Equity Fund. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to February 14, 1997.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                          (total return)
                  1993                       29.4%
                  1994                        8.1%
                  1995                        5.8%
                  1996                        3.3%
                  1997                       -7.6%
                  1998                        6.7%
                  1999

/\ Highest Quarterly Return:     ,     %
\/ Lowest Quarterly Return:     ,     %

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index ("EAFE"), an arithmetical average of the performance of over 1,000 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The returns are also compared to the Lipper International Fund and Morningstar Foreign Stock Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper International Fund Average and Morningstar Foreign Stock Average returns have been adjusted for these expenses but do not reflect any sales charges.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)  PAST 1 YEAR   PAST 5 YEARS   SINCE
                                                                       INCEPTIOn
--------------------------------------------------------------------------------
Nvest International Equity Fund:
  Class A (inception 5/21/92)                     %            %            %
  MSCI EAFE                                       %            %            %
  Lipper International Fund Average
    (calculated from 5/28/92)                     %            %            %
  Morningstar Foreign Stock Average
    (calculated from 5/31/92)                     %            %            %

Nvest International Equity Fund:
  Class B (inception 9/13/93)                     %            %            %
  MSCI EAFE                                       %            %            %
  Lipper International Fund Average
    (calculated from 9/30/93)                     %            %            %
  Morningstar Foreign Stock Average
    (calculated from 9/30/93)                     %            %            %

Nvest International Equity Fund:
  Class C (inception 12/30/94)                    %                         %
  MSCI EAFE                                       %                         %
  Lipper International Fund Average               %                         %
  Morningstar Foreign Stock Average               %                         %
-------------------------------------------------------------------------------

For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

                                                          FUND FOCUS
                                                   Stability Income Growth
                                                  ------------------------
[graphic omitted] GOALS, STRATEGIES & RISKS    High            X
                  -------------------------        --------- ------ -------
                   NVEST EQUITY INCOME FUND     Med.    X             X
                                                   --------- ------ -------
                                               Low

                              TICKER SYMBOL:  CLASS A  CLASS B  CLASS C
                                              -------------------------
                                               NEEIX    NEBIX    NECEX
ADVISER:     Nvest Funds Management, L.P.
             ("Nvest Management")


SUBADVISER:  Vaughan, Nelson, Scarborough
             & McCullough, L.P. ("VNSM")

MANAGERS:    Margaret M. Buescher and Jean Malo


INVESTMENT GOAL
The Fund seeks current income and capital growth.
The Fund's investment goal may be changed without shareholder approval.


INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in dividend-paying common stock of medium to large capitalization companies. VNSM uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

x Higher dividend yields compared to the Standard & Poor's Composite Index of
  500 Stocks ("S&P 500")
x Higher profitability (return-on-equity) than the market x Strong and growing cash flows and dividends-to-cash flow ratio x Low price-to-sales ratio

In selecting investments for the Fund, VNSM employs the following strategy:

o It uses a value-driven investment philosophy that selects stocks selling at a relatively low value based primarily on its dividend yield over time. It selects companies that VNSM believes are out-of-favor or misunderstood and that may provide a growing stream of dividends.

o VNSM starts with an investment universe of 5,000 securities. VNSM then uses value-driven quantitative screens to seek those companies that generally have a market capitalization in excess of $2 billion and relative dividend yields above their 10 year average. These screens create a research universe of 300 to 400 companies.

o VNSM then uses fundamental analysis to build a portfolio of 40 to 50 securities consisting of quality companies in the opinion of VNSM. This fundamental analysis focuses on the strength of a company's balance sheet, cash flow growth, dividend coverage and management.

o VNSM will generally sell a stock when its absolute yield falls below 80% of the S&P 500 yield, when its relative yield falls below its 10-year average, when the company shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also invest in:
o Convertible and non-convertible preferred stock.

o Convertible and non-convertible investment grade bonds.

o Foreign securities including American Depository Receipts ("ADRs"), which are foreign investments issued by a U.S. bank.

o Money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Equity Income Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 1, 1999. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 1, 1999.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                         (total return)
                  1996                       26.6%
                  1997                       22.6%
                  1998                        2.7%
                  1999

/\ Highest Quarterly Return:     ,     %
\/ Lowest Quarterly Return:     ,     %

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The returns are also compared to the Lipper Equity Income Fund and Morningstar Large Value Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges you may pay when you buy or redeem the Fund's shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Equity Income Fund Average and Morningstar Large Value Average returns have been adjusted for these expenses but do not reflect any sales charges.

------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (for the periods ended December 31, 1999)                       SINCE CLASS A   SINCE CLASS B AND C
                                                PAST 1 YEAR         INCEPTION         INCEPTION
------------------------------------------------------------------------------------------------------
   Nvest Equity Income Fund:
        Class A (inception 11/28/95)                   %                  %
        Class B (inception 9/15/97)                    %                                      %
        Class C (inception 9/15/97)                    %                                      %
   Russell 1000 Value Index                            %                  %                   %
   Lipper Equity Income Fund Average                   %                  %*                  %*
        Morningstar Large Value Average                %                  %*                  %*
------------------------------------------------------------------------------------------------------


* The Lipper and Morningstar Averages were calculated from November 30, 1995 for Class A Shares and
  September 30, 1997 for Class B and C Shares.

For actual past expenses of Class A, B and C shares, see the section entitled, "Fund Fees & Expenses."

[graphic omitted] FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                CLASS A    CLASS B      CLASS C
--------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
    purchases (as a percentage of
    offering price)(1)(2)                        5.75%      None         None
  Maximum deferred sales charge (load)
    (as a percentage of original
    purchase price or redemption proceeds,
    as applicable)(2)                              (3)      5.00%        1.00%
  Redemption fees                                None*      None*        None*

(1) A reduced sales charge on Class A shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charges."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges are Calculated."
  * Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                               CAPITAL GROWTH FUND               GROWTH FUND              GROWTH AND INCOME FUND
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
  Management fees                                 %         %         %         %         %         %         %         %         %
  Distribution and/or service (12b-1) fees        %         %*        %*        %         %*        %*        %         %*        %*
  Other expenses                                  %         %         %         %         %         %         %         %         %
  Total annual fund operating expenses            %         %         %         %         %         %         %         %         %


                                                    BLANCED FUND           INTERNATIONAL EQUITY FUND
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------
  Management fees                                 %         %         %         %         %         %
  Distribution and/or service (12b-1) fees        %         %*        %*        %         %*        %*
  Other expenses                                  %         %         %         %         %         %
  Total annual fund operating expenses            %         %         %         %         %         %

                                                EQUITY INCOME FUND
                                            CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------
  Management fees                                 %         %         %
  Distribution and/or service (12b-1) fees        %         %*        %*
  Other expenses                                  %         %         %
  Total annual fund operating expenses            %         %         %
  Fee Waiver and/or expense reimbursement         %**       %**       %**
  Net expenses                                    %         %         %


 * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


** Nvest Management has given a binding undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Class A, B and C shares, respectively. This undertaking will be in effect for the life of this Prospectus.


EXAMPLE
This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the Fund for the time periods indicated;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------------------------------------------------------------
                  CAPITAL GROWTH FUND                         GROWTH FUND                          GROWTH AND INCOME FUND
           CLASS A      CLASS B        CLASS C     CLASS A      CLASS B         CLASS C     CLASS A      CLASS B         CLASS C
                      (1)      (2)    (1)     (2)             (1)     (2)     (1)      (2)            (1)     (2)     (1)     (2)
---------------------------------------------------------------------------------------------------------------------------------
1 year      $       $       $       $       $       $       $       $       $       $       $       $        $        $       $
3 years     $       $       $       $       $       $       $       $       $       $       $       $        $        $       $
5 years     $       $       $       $       $       $       $       $       $       $       $       $        $        $       $
10 years*   $       $       $       $       $       $       $       $       $       $       $       $        $        $       $


-----------------------------------------------------------------------------------------------------------------------------------
                      BALANCED FUND                     INTERNATIONAL EQUITY FUND                    EQUITY INCOME FUND
           CLASS A      CLASS B        CLASS C     CLASS A      CLASS B         CLASS C     CLASS A      CLASS B         CLASS C
                      (1)      (2)    (1)     (2)             (1)     (2)     (1)      (2)            (1)     (2)     (1)     (2)
---------------------------------------------------------------------------------------------------------------------------------
1 year      $       $       $       $       $       $       $       $       $       $       $       $        $        $       $
3 years     $       $       $       $       $       $       $       $       $       $       $       $        $        $       $
5 years     $       $       $       $       $       $       $       $       $       $       $       $        $        $       $
10 years*   $       $       $       $       $       $       $       $       $       $       $       $        $        $       $


(1) Assumes redemption at end of period
(2) Assumes no redemption at end of period
  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

MORE ABOUT RISK
The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject by investing in various types of securities or engaging in various practices.

MARKET RISK (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.


RISK OF SMALL CAPITALIZATION COMPANIES (Capital Growth, International Equity and Equity Income Funds) These companies carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks.


MANAGEMENT RISK (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

CREDIT RISK (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK (All Funds except Capital Growth Fund) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


EMERGING MARKETS RISK (International Equity Fund) The risk associated with developing securities markets of smaller sizes or with short operating histories. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


RISKS OF OPTIONS, FUTURES AND SWAP CONTRACTS (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

LEVERAGE RISK (All Funds) The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a derivative security is not used as a hedge, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

INTEREST RATE RISK (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

INFORMATION RISK (All Funds) The risk that key information about a security is inaccurate or unavailable.

OPPORTUNITY RISK (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

LIQUIDITY RISK (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may be costly to a Fund.

CORRELATION RISK (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

EXTENSION RISK (Balanced Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

VALUATION RISK (All Funds) The risk that a Fund has valued certain securities at a higher price than it can sell them for.


PREPAYMENT RISK (Balanced and Equity Income Funds) The risk that unanticipated prepayments may occur, reducing the value of mortgage- or asset-backed securities, or real estate investment trusts.

POLITICAL RISK (All Funds) The risk of losses directly attributable to government or political actions.


EURO CONVERSION (All Funds except Capital Growth Fund) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.

                                               Management Team [graphic omitted]
                                               ---------------
                           MEET THE FUNDS' INVESTMENT ADVISERS
                                               AND SUBADVISERS


The Nvest Funds family includes 25 mutual funds with a total of over $-- billion in assets under management as of March 31, 2000. Nvest Funds are distributed through Nvest Funds Distributor, L.P. (the "Distributor"). This Prospectus covers Nvest Stock Funds (the "Funds" or each a "Fund"), which along with the other Nvest Stock Funds, Nvest Bond Funds, Nvest Star Funds, Kobrick Funds and Nvest State Tax-Free Funds, constitute the "Nvest Funds." Nvest Cash Management Trust Money Market Series and Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."



NVEST FUNDS MANAGEMENT, L.P.
NVEST MANAGEMENT, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each Fund except Growth Fund (for which CGM serves as adviser). Nvest Management is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $-- billion in assets under management as of March 31, 2000. Nvest Management oversees, evaluates and monitors the subadvisory services provided to each Fund except Growth Fund. It also provides general business management and administration to the Funds. Nvest Management does not determine what investments will be purchased by the Funds. The subadvisers listed below and CGM make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds (except Growth
Fund) in 1999 as a percentage of each Fund's average daily net assets were --% for Capital Growth Fund, --% for Growth and Income Fund, --% for Balanced Fund, --% for International Equity Fund and --% for Equity Income Fund.

SUBADVISERS
LOOMIS SAYLES, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to BALANCED AND INTERNATIONAL EQUITY Funds. Loomis Sayles is a subsidiary of Nvest Companies. Founded in 1926, Loomis Sayles is one of America's oldest and largest investment advisory firms with over $-- billion in assets under management. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

WESTPEAK, located at 1011 Walnut Street, Boulder, Colorado 80302, serves as subadviser to GROWTH AND INCOME FUND and CAPITAL GROWTH FUND. Westpeak is a subsidiary of Nvest Companies. Founded in 1991, Westpeak manages over $6 billion in assets for mutual funds and other institutional clients, including accounts of New England Financial.

VNSM, located at 6300 Chase Tower, Houston, Texas 77002, serves as subadviser to EQUITY INCOME FUND. VNSM is a subsidiary of Nvest Companies. Originally incorporated in 1970, VNSM focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of March 31, 2000, VNSM had approximately $-- billion in assets under management.

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP (ADVISER)
CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to GROWTH FUND since CGM's inception in 1989. It also serves as investment adviser to six additional mutual funds and various institutional investors. CGM is an affiliate of Nvest Companies and has grown to manage over $-- billion in assets. In 1999, Growth Fund paid --% of its average daily net assets to CGM in advisory fees.

SUBADVISORY AGREEMENTS
Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes.

PORTFOLIO TRADES
In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with Nvest Companies, Nvest Management, CGM, Loomis Sayles, Westpeak or VNSM. In placing trades, CGM , Loomis Sayles, Westpeak or VNSM will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Fund's Board of Trustees.

[graphic omitted] Management Team
                  ---------------
                  MEET THE FUNDS' PORTFOLIO MANAGERS

G. KENNETH HEEBNER
G. Kenneth Heebner has managed GROWTH FUND since 1976. In 1989, Mr. Heebner co-founded and is currently senior portfolio manager of CGM. He is also a Chartered Financial Analyst. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School, and is a highly regarded 34 year veteran of the investment industry.


GERALD H. SCRIVER
Gerald Scriver has managed GROWTH AND INCOME FUND since May 1995 and CAPITAL GROWTH FUND since February 1998. Mr. Scriver is the founder, President and Chief Executive Officer of Westpeak Investment Advisors. He also manages the Westpeak segment of Nvest Star Value Fund. Mr Scriver is a graduate of the State University of N.Y. at Buffalo and has over 33 years of investment experience.

JOHN HYLL
John Hyll has served the fixed-income portion of BALANCED FUND as co-manager from 1994 until August 1999 and as manager thereafter. Mr. Hyll, Vice President of Loomis Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace College and has over 15 years of investment experience.

JEFFREY W. WARDLOW
Jeffrey Wardlow has co-managed the value component of the equity portion of BALANCED FUND since August 1998. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 10 years ago. He also co-manages the Loomis Sayles segment of Nvest Star Value Fund. Mr. Wardlow received both his B.B.A. and his M.B.A. from Michigan State University and has over 16 years of investment experience.

GREGG WATKINS
Gregg Watkins has co-managed the value component the equity portion of BALANCED FUND since August 1998. Mr. Watkins, Vice President of Loomis Sayles, joined the company in 1991. He is also a Chartered Financial Analyst. Mr. Watkins received his B.A. from Yale University and his M.B.A. from Wayne State University and has over 14 years of investment experience.

MARGARET M. BUESCHER
Margaret M. Buescher has co-managed the EQUITY INCOME FUND since June 1999. Ms. Buescher, Principal of VNSM, joined the company in 1994. She also co-manages the VNSM segment of Star Value Fund. From 1980 to 1994, she was a Managing Director and Senior Portfolio Manager for the Texas Commerce Investment Management Company. Ms. Buescher is also a Chartered Financial Analyst. She received a B.A. from Vanderbilt University and has over 24 years of investment experience.

JEAN MALO
Jean Malo has co-managed the EQUITY INCOME FUND since June 1999. Mr. Malo is Chief Investment Officer and a Principal of VNSM. He also co-manages the VNSM segment of Star Value Fund. Previously, he was a Senior Vice President at Daniel Breen & Co., which was bought by VNSM in 1997. Mr. Malo joined Daniel Breen & Co. in 1989. He is also a Chartered Financial Analyst. Mr. Malo received his M.B.A. from ESSEC in Paris, France and has over 21 years of investment experience.

ALEXANDER MUROMCEW
Alexander Muromcew serves as co-portfolio manager for INTERNATIONAL EQUITY FUND. Mr Muromoew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University and his B.A. from Dartmouth College.

JOHN TRIBOLET
John Tribolet serves as co-portfolio manager for INTERNATIONAL EQUITY FUND. Mr Tribolet, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University.

ESWAR MENON
Eswar Menon serves as co-portfolio manager for INTERNATIONAL EQUITY FUND. Mr Menon, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the University of Chicago and an M.S. from the University of California. He received his B.S. from Indian Institute of Technology, Madras, India.

MARK B. BARIBEAU
Mark B. Baribeau has managed the growth component of the equity portion of BALANCED FUND since March 2000. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He also serves as portfolio manager of Loomis Sayles Growth Fund. He is also a Chartered Financial Analyst. He received a M.A. from University of Maryland, a B.A. from University of Vermont and has 14 years of investment experience.

PAMELA N. CZEKANSKI
Pamela N. Czekanski has managed the growth component of the equity portion of BALANCED FUND since March 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She also serves as a portfolio manager of Loomis Sayles Growth Fund. She is also a Chartered Financial Analyst. She received a B.A. from Middlebury College and has 16 years of investment experience.

RICHARD D. SKAGGS
Richard D. Skaggs has managed the growth component of the equity portion of BALANCED FUND since March 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. He also serves as a portfolio manager of Loomis Sayles Growth Fund. He is also a Chartered Financial Analyst. He received a M.S.M. and a B.S. from Oakland University and has 13 years of investment experience.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                        INVESTING IN THE FUNDS

CHOOSING A SHARE CLASS
Each Fund offers Class A, Class B and Class C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allow you to choose the class that best meets your needs. Which class you choose will depend upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

CLASS A SHARES
o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS B SHARES
o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o We will not accept an order for $1 million or more of Class B shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS C SHARES
o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than other classes.

o We will not accept an order for $1 million or more of Class C shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees and Expenses" in this Prospectus.

CERTIFICATES
Certificates will not be automatically issued for any class of shares. Upon written request, you may receive certificates for Class A shares only.

[graphic omitted] FUND SERVICES
                  -------------
                  HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES
The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                                        CLASS A SALES CHARGES
  YOUR INVESTMENT      AS A % OF OFFERING PRICE     AS A % OF YOUR INVESTMENT
  Less than  $ 50,000            5.75%                          6.10%
  $ 50,000 - $ 99,999            4.50%                          4.71%
  $100,000 - $249,999            3.50%                          3.63%
  $250,000 - $499,999            2.50%                          2.56%
  $500,000 - $999,999            2.00%                          2.04%
  $1,000,000 or more*            0.00%                          0.00%
--------------------------------------------------------------------------------

*For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a contingent deferred sales charge of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."


CLASS B SHARES
The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:


--------------------------------------------------------------------------------
                          CLASS B CONTINGENT DEFERRED SALES CHARGES
             YEAR SINCE PURCHASE                     CDSC ON SHARES BEING SOLD
                     1st                                        5.00%
                     2nd                                        4.00%
                     3rd                                        3.00%
                     4th                                        3.00%
                     5th                                        2.00%
                     6th                                        1.00%
                 thereafter                                     0.00%
--------------------------------------------------------------------------------


CLASS C SHARES
The offering price of Class C shares is their net asset value, without a front-end sales charge. However, Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Nvest Fund.


--------------------------------------------------------------------------------
                   CLASS C CONTINGENT DEFERRED SALES CHARGES
         YEAR SINCE PURCHASE                     CDSC ON SHARES BEING SOLD
               1st                                          1.00%
            thereafter                                      0.00%
--------------------------------------------------------------------------------


HOW THE CDSC IS APPLIED TO YOUR SHARES
The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC WILL NOT BE CHARGED ON:

o increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.


EXCHANGES INTO SHARES OF A MONEY MARKET FUND
If you exchange shares of a Fund into shares of the Money Market Funds, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

                                                 Fund Services [graphic omitted]
                                                 -------------
                     WAYS TO REDUCE OR ELIMINATE SALES CHARGES

CLASS A SHARES
REDUCING SALES CHARGES
There are several ways you can lower your sales charge, including:


o LETTER OF INTENT -- allows you to purchase Class A shares of any Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases in Class B and Class C shares may be used toward meeting the letter of intent.

o COMBINING ACCOUNTS -- allows you to combine shares of multiple Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

  These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another Nvest Fund.


ELIMINATING SALES CHARGES AND CDSC
Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives or other intermediaries;


o Fund trustees and other individuals who are affiliated with any Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);


o Participants in certain Retirement Plans with at least 100 members (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and


o Investments of $25,000 or more in the Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any Nvest Fund or Money Market Fund.

REPURCHASING FUND SHARES
You may apply proceeds from redeeming Class A shares of the Funds without paying a sales charge to repurchase Class A shares of any Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you.


If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

CLASS A, B OR C SHARES
ELIMINATING THE CDSC
As long as we are notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

o to make payments through a systematic withdrawal plan; or

o due to shareholder death or disability.


If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or Nvest Funds.

[graphic omitted] Fund Services
                  -------------
                  IT'S EASY TO OPEN AN ACCOUNT


TO OPEN AN ACCOUNT WITH NVEST FUNDS:


1. Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

--------------------------------------------------------------------------------
                                           MINIMUM TO OPEN AN
                            MINIMUM TO        ACCOUNT USING       MINIMUM FOR
TYPE OF ACCOUNT          OPEN AN ACCOUNT   INVESTMENT BUILDER  EXISTING ACCOUNTS
Any account other than
those listed below            $2,500               $100              $100

Accounts registered under
the Uniform Gifts to
Minors Act or the Uniform
Transfers to Minors Act       $2,000               $100              $100

Individual Retirement
Accounts (IRAs)               $  500               $100              $100

Retirement plans with tax
benefits such as corporate
pension, profit sharing
and Keogh plans               $  250               $100              $100

Payroll Deduction Investment
Programs for 401(k), SARSEP,
SEP, SIMPLE, 403(b)(7) and
certain other retirement
plans                         $   25                N/A              $ 25
--------------------------------------------------------------------------------


3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Nvest Funds at 800-225-5478. For more information on Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.


4. Use the following sections as your guide for purchasing shares.

SELF-SERVICING YOUR ACCOUNT
Buying or selling shares is easy with the services described below:


NVEST FUNDS PERSONAL ACCESS LINE(R)             NVEST FUNDS WEB SITE

       800-225-5478, press 1                     www.nvestfunds.com

You have access to your account 24 hours a day by calling Personal Access Line(R) from a touch-tone telephone or by visiting us online.


By using these customer service options, you may:

o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

o review your account balance, recent transactions, Fund prices and recent performance;

o order duplicate account statements; and

o obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                                 BUYING SHARES

         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for         o Call your investment dealer for
  information.                              information.

BY MAIL
[graphic omitted]

o Make out a check in U.S. dollars for    o Make out a check in U.S. dollars for
  the investment amount, payable to         the investment amount, payable to
  "Nvest Funds." Third party checks         "Nvest Funds." Third party checks
  will generally not be accepted.           will generally not be accepted.

o Mail the check with your completed      o Fill out the detachable investment
  application to Nvest Funds, P.O. Box      slip from an account statement. If
  8551, Boston, MA 02266-8551.              no slip is available, include with
                                            the check a letter specifying the
                                            Fund name, your class of shares,
                                            your account number and the
                                            registered account name(s). To make
                                            investing even easier, you can order
                                            more investment slips by calling
                                            800-225-5478.

BY EXCHANGE
[graphic omitted]
o The exchange must be for a minimum      o The exchange must be for a minimum
  of $1,000 or for all of your shares.      of $1,000 or for all of your shares.

o Obtain a current prospectus for the     o Call your investment dealer or Nvest
  Fund into which you are exchanging        Funds at 800-225-5478 to request an
  by calling your investment dealer or      exchange.
  Nvest Funds at 800-225-5478.
                                          o See the section entitled "Exchanging
o Call your investment dealer or Nvest      Shares."
  Funds to request an exchange.

o See the section entitled "Exchanging
  Shares."

BY WIRE
[graphic omitted]
o Call Nvest Funds at 800-225-5478 to     o Instruct your bank to transfer funds
  obtain an account number and wire         to State Street Bank & Trust
  transfer instructions. Your bank may      Company, ABA# 011000028, DDA#
  charge you for such a transfer.           99011538.

                                          o Specify the Fund name, your class of
                                            shares, your account number and the
                                            registered account name(s). Your
                                            bank may charge you for such a
                                            transfer.

AUTOMATIC INVESTING THROUGH INVESTMENT BUILDER
[graphic omitted]
o Indicate on your application that       o Please call Nvest Funds at
  you would like to begin an automatic      800-225-5478 for a Service Options
  investment plan through Investment        Form. A signature guarantee may be
  Builder and the amount of the             required to add this privilege.
  monthly investment ($100 minimum).
                                          o See the section entitled "Additional
o Send a check marked "Void" or a           Investor Services."
  deposit slip from your bank account
  along with your application.

THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]
o Ask your bank or credit union           o Call Nvest Funds at 800-225-5478 to
  whether it is a member of the ACH         add shares to your account through
  system.                                   ACH.

o Complete the "Telephone Withdrawal      o If you have not signed up for the
  and Exchange" and "Bank Information"      ACH system, please call Nvest Funds
  sections on your account                  for a Service Options Form. A
  application.                              signature guarantee may be required
                                            to add this privilege.
o Mail your completed application to
  Nvest Funds, P.O. Box 8551, Boston,
  MA 02266-8551.

[graphic omitted] Fund Services
                  -------------
                  SELLING SHARES
                                TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for information.

BY MAIL
[graphic omitted]
o Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

o The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.


o Mail your request to Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551.


o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).


BY EXCHANGE
[graphic omitted]
o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or Nvest Funds at 800-225-5478.

o Call Nvest Funds to request an exchange.


o See the section entitled "Exchanging Shares" for more details.

BY WIRE
[graphic omitted]
o Fill out the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.


o Call Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.


o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]
o Ask your bank or credit union whether it is a member of the ACH system.

o Complete the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.


o If you have not signed up for the ACH system on your application, please call Nvest Funds at 800-225-5478 for a Service Options Form.

o Call Nvest Funds to request a redemption through this system.


o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.


BY SYSTEMATIC WITHDRAWAL PLAN
[graphic omitted]
o Please refer to the section entitled "Additional Investor Services" or call Nvest Funds at 800-225-5478 or your financial representative for information.


o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Telephone
[graphic omitted]
o You may receive your proceeds by mail, by wire or through ACH (see above).


o Call Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                     SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public CANNOT provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o a financial representative or securities dealer;

o a federal savings bank, cooperative or other type of bank;

o a savings and loan or other thrift institution;

o a credit union; or

o a securities exchange or clearing agency.


The table shows situations in which additional documentation may be necessary. Please call your financial representative or Nvest Funds regarding requirements for other account types.


SELLER (ACCOUNT TYPE)          REQUIREMENTS FOR WRITTEN REQUESTS

INDIVIDUAL, JOINT, SOLE        o The signatures on the letter must include all
PROPRIETORSHIP, UGMA/UTMA        persons authorized to sign, including title, if
(MINOR ACCOUNTS)                 applicable.

                               o Signature guarantee, if applicable (see above).

CORPORATE OR ASSOCIATION       o The signatures on the letter must include all
ACCOUNTS                         persons authorized to sign, including title.

OWNERS OR TRUSTEES OF TRUST    o The signature on the letter must include all
ACCOUNTS                         trustees authorized to sign, including title.
                               o If the names of the trustees are not
                                 registered on the account, please provide a copy of the trust document certified within the past 60 days.

                               o Signature guarantee, if applicable (see above).

JOINT TENANCY WHOSE            o The signatures on the letter must include all
CO-TENANTS ARE DECEASED          surviving tenants of the account.

                               o Copy of the death certificate.

                               o Signature guarantee if proceeds check is
                                 issued to other than the surviving tenants.

POWER OF ATTORNEY (POA)        o The signatures on the letter must include the
                                 attorney-in-fact, indicating such title.

                               o A signature guarantee.

                               o Certified copy of the POA document stating it
                                 is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*


QUALIFIED RETIREMENT BENEFIT   o The signature on the letter must include all
PLANS (EXCEPT NVEST FUNDS        signatures of those authorized to sign,
PROTOTYPE DOCUMENTS)             including title.


                               o Signature guarantee, if applicable (see
                                 above).

EXECUTORS OF ESTATES,          o The signature on the letter must include those
ADMINISTRATORS, GUARDIANS,       authorized to sign, including capacity.
CONSERVATORS
                               o A signature guarantee.

                               o Certified copy of court document where signer
                                 derives authority, e.g.: Letters of
                                 Administration, Conservatorship, Letters
                                 Testamentary.*

INDIVIDUAL RETIREMENT          o Additional documentation and distribution
ACCOUNTS (IRAS)                  forms are required.

*Certification may be made on court documents by the court, usually certified by the clerk of the court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

[graphic omitted] Fund Services
                  -------------
                  EXCHANGING SHARES


In general, you may exchange shares of your Fund for shares of the same class of another Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.


RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

PURCHASE AND EXCHANGE RESTRICTIONS
Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS
The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

RESTRICTION                                        SITUATION

The Fund may suspend the right of redemption or    o When the New York Stock
postpone payment for more than 7 days:               Exchange is closed (other
                                                     than a weekend/holiday)

                                                   o During an emergency

                                                   o Any other period permitted
                                                     by the SEC

The Fund reserves the right to suspend account     o With a notice of a dispute
services or refuse transaction requests:             between registered owners

                                                   o With suspicion/evidence of
                                                     a fraudulent act

The Fund may pay the redemption price in whole     o When it is detrimental for
or part by a distribution in kind of readily         a Fund to make cash
marketable securities in lieu of cash or may         payments as determined in
take up to 7 days to pay a redemption request in     the sole discretion of the
order to raise capital:                              adviser or subadviser

The Fund may close your account and send you the   o When the Fund account
proceeds. You will have 60 days after being          falls below a set minimum
notified of the Fund's intention to close your       (currently $1,000 as set
account to increase the account to the set           by the Fund's Board of
minimum. This does not apply to certain              Trustees)
qualified retirement plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share:

The Fund may withhold redemption proceeds until    o When redemptions are made
the check or funds have cleared:                     within 10 calendar days of
                                                     purchase by check or ACH
                                                     of the shares being
                                                     redeemed

Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Funds recommend that certificates be sent by registered mail.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                     HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                                     TOTAL VALUE OF SECURITIES + CASH AND
NET ASSET VALUE =                          OTHER ASSETS - LIABILITES
                                  -------------------------------------------
                                          NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00 pm, but not later than 8:00 pm

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o EQUITY SECURITIES -- most recent sales or quoted bid price as provided by a pricing service.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Fund's Board of Trustees at the close of regular trading on the Exchange.

o OPTIONS -- last sale price, or if not available, last offering price.

o FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Fund's Board of Trustees.

o ALL OTHER SECURITIES -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Fund's Board of Trustees.

The effect of fair value pricing as described above under "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may priced by another method that the Fund's Board of Trustees believes actually reflects fair value.

[graphic omitted] Fund Services
                  -------------
                  DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. Each Fund's Board of Trustees may adopt a different schedule as long as payments are made at least annually.


--------------------------------------------------------------------------------
                             DIVIDEND PAYMENT SCHEDULE
         ANNUALLY                SEMI-ANNUALLY               QUARTERLY
--------------------------------------------------------------------------------
      Capital Growth           Growth and Income              Balanced
          Growth                      -                     Equity Income
   International Equity
--------------------------------------------------------------------------------


Depending on your investment goals and priorities, you may choose to:


o participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

o receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Nvest Fund.


o receive all distributions in cash.

Unless you select one of the above options, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.


For more information or to change your distribution option, contact Nvest Funds in writing or call 800-225-5478.


If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES
Each Fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares.


An exchange of shares for shares of another Nvest Fund or Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.


You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

                                                 Fund Services [graphic omitted]
                                                 -------------
                            COMPENSATION TO SECURITIES DEALERS

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

[graphic omitted] Fund Services
                  -------------
                  ADDITIONAL INVESTOR SERVICES

RETIREMENT PLANS
Nvest Funds offers a range of retirement plans, including IRAs, SEPs, SARSEPs, SIMPLEs, 401(k) plans, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

INVESTMENT BUILDER PROGRAM

This is Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Nvest Fund or Money Market Fund, please read its Prospectus carefully.

AUTOMATIC EXCHANGE PLAN
Nvest Funds has an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of other Nvest Funds or Money Market Funds. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

NVEST FUNDS PERSONAL ACCESS LINE(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

NVEST FUNDS WEB SITE
Visit us at www.nvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

[graphic omitted] Fund Performance
                  ----------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are included in the SAI, which is available upon request.


NVEST CAPITAL GROWTH FUND

                                               CLASS A                                                 CLASS B
                                        YEAR ENDED DECEMBER 31,                                YEAR ENDED DECEMBER 31,
                           1995       1996       1997       1998      1999        1995       1996       1997       1998      1999
Net Asset Value,
 Beginning of the
 Year                     $15.02     $18.41     $19.27     $19.95               $15.24     $18.09     $18.74     $19.10
                          ------     ------     ------     ------    ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                    (0.11)(b)  (0.14)(c)  (0.18)(c)  (0.13)(c)            (0.16)(b)  (0.28)(c)  (0.32)(c)  (0.27)(c)

Net Realized and
 Unrealized Gain
 (Loss) on
 Investments                4.74       3.22       3.43       5.18                 4.60       3.15       3.25       4.87
                          ------     ------     ------     ------    ------     ------     ------     ------     ------     ------
Total From Investment
 Operations                 4.63       3.08       3.25       5.05                 4.44       2.87       2.93       4.60
                          ------     ------     ------     ------    ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
 Distributions From
 Net Realized Capital
 Gains                     (1.24)     (2.22)     (2.57)     (4.33)               (1.24)     (2.22)     (2.57)     (4.33)
                          ------     ------     ------     ------    ------     ------     ------     ------     ------     ------
Total Distributions        (1.24)     (2.22)     (2.57)     (4.33)               (0.00)     (2.22)     (2.57)     (4.33)
                          ------     ------     ------     ------    ------     ------     ------     ------     ------     ------
Net Asset Value, End
 of the Year              $18.41     $19.27     $19.95     $20.67               $18.09     $18.74     $19.10     $19.37
                          ======     ======     ======     ======    ======     ======     ======     ======     ======     ======
TOTAL RETURN (%) (a)        30.7       17.1       17.2       29.0                 29.7       16.2       15.9       28.2

RATIOS/SUPPLEMENTAL
 DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)             1.61       1.50       1.45       1.46                 2.36       2.25       2.20       2.21
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets (%)            (0.67)     (0.71)     (0.87)     (0.62)               (1.42)     (1.46)     (1.62)     (1.37)
Portfolio Turnover
 Rate (%)                     69         74         48        136                   69         74         48        136
Net Assets, End of
 Year (000)             $123,504   $141,326   $149,734   $175,511              $26,234    $37,439    $45,546    $57,796


                                                                                       CLASS C
                                                                               YEAR ENDED DECEMBER 31,
                                                              1995            1996          1997          1998         1999
Net Asset Value, Beginning of the Year                       $14.89          $18.08        $18.74        $19.11
                                                             ------          ------        ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                  (0.09)(b)       (0.28(C)      (0.34)(c)     (0.27)(C)

Net Realized and Unrealized Gain (Loss)
 on Investments                                                4.52            3.16          3.28          4.86
                                                             ------          ------        ------        ------       ------
Total From Investment Operations                               4.43            2.88          2.94          4.59
                                                             ------          ------        ------        ------       ------
LESS DISTRIBUTIONS
Distributions From Net Realized Capital
 Gains                                                        (1.24)          (2.22)        (2.57)        (4.33)
                                                             ------          ------        ------        ------       ------
Total Distributions                                           (1.24)          (2.22)        (2.57)        (4.33)
                                                             ------          ------        ------        ------       ------
Net Asset Value, End of the Year                             $18.08          $18.74        $19.11        $19.37
                                                             ======          ======        ======        ======       ======
TOTAL RETURN (%) (a)                                           29.7            16.2          15.9          28.1

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
 Net Assets (%)                                                2.36            2.25          2.20          2.21

Ratio of Net Investment Income (Loss) to
 Average Net Assets (%)                                       (1.42)          (1.46)        (1.62)        (1.37)

Portfolio Turnover Rate (%)                                      69              74            48           136
Net Assets, End of Year (000)                                  $354            $504          $979        $1,609


(a) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.
(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss).
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

The Fund's current subadviser assumed that function on February 16, 1998. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.


[graphic omitted] Fund Performance
                  ----------------
                  NVEST GROWTH FUND
                                                                  CLASS A

                                                             YEAR ENDED DECEMBER 31,
                                              1995         1996        1997          1998          1999
Net Asset Value, Beginning of the Year       $ 8.87       $10.55        $11.63        $10.41
                                             ------       ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                   0.05         0.04          0.01          0.08(c)
Net Realized and Unrealized Gain (Loss)
  on Investments                               3.30         2.07          2.79          3.00
                                             ------       ------        ------        ------      ------
Total From Investment Operations               3.35         2.11          2.80          3.08
                                             ------       ------        ------        ------      ------
LESS DISTRIBUTIONS
Distributions From Net Investment
  Income                                      (0.05)       (0.04)         0.00         (0.10)
Distributions From Net Realized Gain
  on Investments                              (1.62)       (0.99)        (4.02)        (1.32)
Distributions in Excess of Realized
  Gain on Investments                          0.00         0.00          0.00         (0.35)
Distributions from Return of Capital           0.00         0.00          0.00         (0.36)
                                             ------       ------        ------        ------      ------
Total Distributions                           (1.67)       (1.03)        (4.02)        (2.13)
                                             ------       ------        ------        ------      ------
Net Asset Value, End of the Year             $10.55       $11.63        $10.41        $11.36
                                             ======       ======        ======        ======      ======

TOTAL RETURN (b)                               38.1         20.9          23.5          33.4
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)                     1.20         1.18          1.12          1.12
Ratio of Net Investment Income
 to Average Net Assets (%)                     0.42         0.33          0.08          0.74
Portfolio Turnover Rate (%)                     235          199           214           202

Net Assets, End of Year (000,000)            $1,201       $1,297        $1,460        $1,825

                                                           CLASS B                        CLASS C
                                          FEBRUARY 28(A)                               SEPTEMBER 1(A)
                                             THROUGH          YEAR ENDED                  THROUGH
                                           DECEMBER 31,       DECEMBER 31,              DECEMBER 31,
                                             1997          1998         1999         1998           1999
Net Asset Value, Beginning of the Year        $12.47       $10.32                   $11.18
                                              ------       ------      ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                   (0.07)         0.00(c)               0.00(c)
Net Realized and Unrealized Gain (Loss)
  on Investments                                1.94         2.95                     2.09
                                              ------       ------      ------       ------         ------
Total From Investment Operations                1.87         2.95                     2.09
                                              ------       ------      ------       ------         ------
LESS DISTRIBUTIONS
Distributions From Net Investment
  Income                                        0.00        (0.06)                   (0.06)
Distributions From Net Realized Gain
  on Investments                               (4.02)       (1.32)                   (1.32)
Distributions in Excess of Realized
  Gain on Investments                           0.00        (0.35)                   (0.35)
Distributions from Return of Capital            0.00        (0.39)                   (0.39)
                                              ------       ------      ------       ------         ------
Total Distributions                            (4.02)       (2.12)                   (2.12)
                                              ------       ------      ------       ------         ------
Net Asset Value, End of the Year              $10.32       $11.15                   $11.15
                                              ======       ======      ======       ======         ======

TOTAL RETURN (b)                                14.4         32.4                     22.2
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)                      1.87(d)     1.87                      1.87(d)
Ratio of Net Investment Income
 to Average Net Assets (%)                     (0.67)(d)    (0.01)                   (0.01)(d)
Portfolio Turnover Rate (%)                      214(d)       202                      202

Net Assets, End of Year (000,000)                $18          $75                       $2


(a) Commencement of Operations.
(b) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations. Periods of less than one year are not annualized.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
(d) Computed on an annualized basis.

[GRAPHIC OMITTED] Fund Performance
                  ----------------
                  NVEST GROWTH AND INCOME FUND


                                            CLASS A                                               CLASS B
                                    YEAR ENDED DECEMBER 31,                                    YEAR ENDED DECEMBER 31,
                          1995       1996       1997       1998      1999      1995      1996       1997        1998        1999
Net Asset Value,
 Beginning
 of the Year              $12.41     $14.39     $13.87     $15.35              $12.42     $14.40     $13.87     $15.28
                          ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                     0.18       0.13       0.07(c)    0.04                0.10       0.03      (0.05)(c)  (0.05)
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments                4.01       2.07       4.40       3.29                4.01       2.07       4.40       3.24
                          ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
Total From Investment
 Operations                 4.19       2.20       4.47       3.33                4.11       2.10       4.35       3.19
                          ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Distributions From
 Net Investment
 Income                    (0.18)     (0.13)     (0.06)     (0.01)              (0.10)     (0.04)     (0.01)      0.00
Distributions From
 Net Realized Capital
 Gains                     (2.03)     (2.59)     (2.93)     (2.10)              (2.03)     (2.59)     (2.93)     (2.10)
                          ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
Total Distributions        (2.21)     (2.72)     (2.99)     (2.11)              (2.13)     (2.63)     (2.94)     (2.10)
                          ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
Net Asset Value, End
 of the Year              $14.39     $13.87     $15.35     $16.57              $14.40     $13.87     $15.28     $16.37
                          ======     ======     ======     ======   ======     ======     ======     ======     ======     ======
TOTAL RETURN (%)(B)         35.1       17.2       33.4       23.9                34.3       16.3       32.4       23.1
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)             1.38       1.30       1.25       1.23                2.11       2.05       2.00       1.98
Ratio of Net
 Investment Income to
 Average Net
 Assets (%)                 1.31       0.92       0.46       0.33                0.56       0.17      (0.29)     (0.42)
Portfolio Turnover
 Rate (%)                     69        127        103        114                  69        127        103        114
Net Assets, End of
 Period (000)           $150,693   $166,963   $220,912   $304,139             $29,026    $46,856    $81,066   $153,369

                                                           MAY 1(a)
                                                           THROUGH                                CLASS C
                                                           DEC. 31,                       YEAR ENDED DECEMBER 31,
                                                             1995             1996          1997          1998       1999
Net Asset Value, Beginning of the Year                      $13.84           $14.39        $13.85         $15.28
                                                            ------           ------        ------         ------    ------
INCOME FROM INVESTMEN OPERATIONS
Net Investment Income (Loss)                                  0.06             0.04         (0.05)(c)      (0.04)
Net Realized and Unrealized Gain (Loss)
 on Investments                                               2.58             2.05          4.42           3.21
                                                            ------           ------        ------         ------    ------
Total From Investment Operations                              2.64             2.09          4.37           3.17
                                                            ------           ------        ------         ------    ------
LESS DISTRIBUTIONS
Distributions From Net Realized Capital
 Income                                                      (0.06)           (0.04)        (0.01)          0.00
Distributions From Net Realized Capital
 Gains                                                       (2.03)           (2.59)        (2.93)         (2.10)
                                                            ------           ------        ------         ------    ------
Total Distributions                                          (2.09)           (2.63)        (2.94)         (2.10)
                                                            ------           ------        ------         ------    ------
Net Asset Value, End of the Year                            $14.39           $13.85        $15.28         $16.35
                                                            ======           ======        ======         ======    ======
TOTAL RETURN (%) (a)                                          20.2             16.3          32.6           22.9

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets (%)         2.11(d)          2.05          2.00           1.98
Ratio of Net Investment Income (Loss) to
 Average Net Assets (%)                                       0.56(d)          0.17         (0.29)         (0.42)
Portfolio Turnover Rate (%)                                     69              127           103            114
Net Assets, End of Period (000)                             $4,707           $3,912        $6,735    $    18,288


(a) Commencement of Operations.
(b) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
(d) Computed on an annualized basis.
The Fund's current subadviser assumed that function on May 1, 1995. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST BALANCED FUND


                                               CLASS A                                               CLASS B
                                        YEAR ENDED DECEMBER 31,                                YEAR ENDED DECEMBER 31,
                           1995       1996       1997       1998       1999       1995       1996       1997       1998       1999
Net Asset Value,
 Beginning of the
 Year                     $11.27     $13.14     $13.94     $14.25                $11.24     $13.08     $13.86     $14.15
                          ------     ------     ------     ------     ------     ------     ------     ------     ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income       0.42       0.38       0.33       0.33                  0.34       0.29       0.23       0.21
Net Realized and
 Unrealized
 Gain (Loss) on
 Investments                2.49       1.76       2.05       0.74                  2.46       1.74       2.03       0.74
                          ------     ------     ------     ------     ------     ------     ------     ------     ------      ------
Total From Investment
 Operations                 2.91       2.14       2.38       1.07                  2.80       2.03       2.26       0.95
                          ------     ------     ------     ------     ------     ------     ------     ------     ------      ------
LESS DISTRIBUTIONS
Distributions From Net
 Investment Income         (0.40)     (0.39)     (0.33)     (0.32)                (0.32)     (0.30)     (0.23)     (0.22)
Distributions From
 Net Realized Capital
 Gains                     (0.64)     (0.95)     (1.74)     (1.48)                (0.64)     (0.95)     (1.74)     (1.48)
                          ------     ------     ------     ------                ------     ------     ------     ------
Total Distributions        (1.04)     (1.34)     (2.07)     (1.80)                (0.96)     (1.25)     (1.97)     (1.70)
                          ------     ------     ------     ------                ------     ------     ------     ------
Net Asset Value,
 End of the Year          $13.14     $13.94     $14.25     $13.52                $13.08     $13.86     $14.15     $13.40
                          ======     ======     ======     ======     ======     ======     ======     ======     ======      ======
Total Return (%)(a)         26.3       17.1       17.5        8.2                  25.3       16.3       16.7        7.3
RATIOS/SUPPLEMENTAL
 DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)             1.36       1.33       1.29       1.30                  2.11       2.08       2.04       2.05
Ratio of Net
 Investment Income to
 Average Net
 Assets (%)                 3.37       2.79       2.25       2.25                  2.62       2.04       1.50       1.50
Portfolio Turnover
 Rate (%)                     54         70         69         81                    54         70         69         81
Net Assets, End of
 the Year (000)         $196,514   $219,626   $233,421   $222,866               $40,361    $58,367    $76,558    $84,255

                                                                            CLASS C
                                                                      YEAR ENDED DECEMBER 31,
                                                    1995          1996          1997          1998        1999
Net Asset Value, Beginning of the Year             $11.24        $13.05        $13.82        $14.10
                                                   ------        ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.35          0.29          0.23          0.21
Net Realized and Unrealized Gain (Loss) on
 Investments                                         2.44          1.73          2.02          0.74
                                                   ------        ------        ------        ------      ------
Total From Investment Operations                     2.79          2.02          2.25          0.95
                                                   ------        ------        ------        ------      ------
LESS DISTRIBUTIONS
Distributions From Net Investment Income            (0.34)        (0.30)        (0.23)        (0.22)
Distributions From Net Realized Capital Gains       (0.64)        (0.95)        (1.74)        (1.48)
                                                   ------        ------        ------        ------      ------
Total Distributions                                 (0.98)        (1.25)        (1.97)        (1.70)
                                                   ------        ------        ------        ------      ------
Net Asset Value, End of the Year
                                                   $13.05        $13.82        $14.10        $13.35
                                                   ======        ======        ======        ======      ======

TOTAL RETURN (%)(A)                                  25.2          16.2          16.6           7.3

RATIOS/SUPPLEMENTAL
 DATA
Ratio of Operating Expenses to Average Net
 Assets (%)                                          2.11          2.08          2.04          2.05
Ratio of Net Investment Income to Average Net
 Assets (%)                                          2.62          2.04          1.50          1.50
Portfolio Turnover Rate (%)                            54            70            69            81
Net Assets, End of the Year (000)                    $718        $2,538        $4,596        $5,480


(a) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.



NVEST INTERNATIONAL EQUITY FUND
                                                                         CLASS A
                                                                  YEAR ENDED DECEMBER 31,
                                                    1995          1996          1997          1998          1999
Net Asset Value, Beginning of the Year             $15.50        $16.13        $16.31        $14.06
                                                   ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                         0.27          0.02(c)       0.09(c)       0.15(c)
Net Realized and Unrealized Gain (Loss) on
 Investments                                         0.63          0.51         (1.25)         0.77
                                                   ------        ------        ------        ------        ------
Total From Investment Operations                     0.90          0.53         (1.16)         0.92
                                                   ------        ------        ------        ------        ------
LESS DISTRIBUTIONS
Distributions From Net Investment Income            (0.27)        (0.02)         0.00         (0.23)
Distributions in Excess of Net Investment
 Income                                              0.00          0.00          0.00         (0.21)
Distributions From Net Realized Capital
 Gains                                               0.00         (0.33)        (1.05)        (0.19)
Distributions in Excess of Net Realized
 Gains                                               0.00          0.00         (0.04)        (0.09)
Distributions From Paid-In Capital                   0.00          0.00          0.00          0.00
                                                   ------        ------        ------        ------        ------
Total Distributions                                 (0.27)        (0.35)        (1.09)        (0.72)
                                                   ------        ------        ------        ------        ------
Net Asset Value, End of the Year                   $16.13        $16.31        $14.06        $14.26
                                                   ======        ======        ======        ======        ======
TOTAL RETURN (%)(A)                                 5.8           3.3          (7.6)          6.7

Ratios/Supplemental Data
Ratio of Operating Expenses to Average
 Net Assets (%)(b)                                   1.75          1.75          1.75          1.91
Ratio of Net Investment Income (Loss)
 to Average Net Assets (%)                           1.24          0.14          0.62          1.04
Portfolio Turnover Rate (%)                           119            59           154           105
Net Assets, End of the Year (000)                $136,848      $109,773       $57,845       $47,444


(a) A sales charge for Class A shares or a CDSC for Class B and C shares are not reflected in total return calculations.
(b) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitations would have been (%):


                                                     ---------------------------Class A-------------------------
                                                     1995          1996          1997          1998         1999
                                                     1.83          1.79          2.14          2.25


(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
The Fund's current subadviser assumed that function on February 15, 1997. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.


                                            CLASS B                                           CLASS C
                                    YEAR ENDED DECEMBER 31,                            YEAR ENDED DECEMBER 31,
                           1995       1996       1997       1998      1999       1995       1996       1997       1998         1999
Net Asset Value,
  Beginning of the
  Year                    $15.35     $15.93     $16.00     $13.71                $15.35     $15.96     $16.03     $13.74
                          ------     ------     ------     ------    ------      ------     ------     ------     ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                     0.19      (0.10)(c)  (0.03)(c)   0.04(c)               0.19      (0.10)(c)  (0.03)(c)  (0.05)(c)
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments                0.58       0.50      (1.17)      0.75                  0.61       0.50      (1.17)      0.75
                          ------     ------     ------     ------    ------      ------     ------     ------     ------      ------
Total From Investment
 Operations                 0.77       0.40      (1.20)      0.79                  0.80       0.40      (1.20)      0.80
                          ------     ------     ------     ------    ------      ------     ------     ------     ------      ------
LESS DISTRIBUTIONS
Distributions From Net
 Investment Income         (0.19)      0.00       0.00      (0.12)                (0.19)      0.00       0.00      (0.12)
Distributions in
 Excess of Net
 Investment Income          0.00       0.00       0.00      (0.12)                 0.00       0.00       0.00      (0.12)
Distributions From Net
 Realized Capital
 Gains                      0.00      (0.33)     (1.05)     (0.19)                 0.00      (0.33)     (1.05)     (0.19)
Distributions in
 Excess of Net
 Realized Gains             0.00       0.00      (0.04)     (0.09)                 0.00       0.00      (0.04)     (0.09)
Distributions From
 Paid-In Capital            0.00       0.00       0.00       0.00                  0.00       0.00       0.00       0.00
                          ------     ------     ------     ------    ------      ------     ------     ------     ------      ------
Total Distributions        (0.19)     (0.33)     (1.09)     (0.52)                (0.19)     (0.33)     (1.09)     (0.52)
                          ------     ------     ------     ------    ------      ------     ------     ------     ------      ------
Net Asset Value, End
 of the Year              $15.93     $16.00     $13.71     $13.98                $15.96     $16.03     $13.74     $14.02
                          ======     ======     ======     ======    ======      ======     ======     ======     ======      ======
TOTAL RETURN (%)(a)        5.0        2.5       (8.0)       5.8                   5.2        2.5       (8.0)       5.9
RATIOS/SUPPLEMENTAL
 DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)(b)          2.50       2.50       2.50       2.66                  2.50         2.50       2.50       2.66
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets (%)             0.49      (0.61)     (0.13)      0.29                  0.49      (0.61)     (0.13)      0.29
Portfolio Turnover
 Rate (%)                    119         59        154        105                   119         59        154        105
Net Assets, End of
 the Year (000)            $52,895    $45,974    $25,216    $19,797              $1,066       $850       $843       $860


(a) A sales charge for Class A shares or a CDSC for Class B and C shares are not reflected in total return calculations.
(b) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitations would have been (%):


                              -------------------Class B--------------------      ----------------------Class C---------------------
                              1995       1996      1997        1998      1999     1995       1996        1997        1998      1999
                              2.58       2.54      2.89        3.00               2.58       2.54        2.89        3.00


(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
The Fund's current subadviser assumed that function on February 15, 1997. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.

NVEST EQUITY INCOME FUND


                                                                               CLASS A
                                               NOV. 15(a)
                                               THROUGH
                                               DEC. 31,                 YEAR ENDED DECEMBER 31,
                                                 1995        1996         1997          1998         1999
Net Asset Value, Beginning of the Period        $12.50      $12.86      $ 15.15       $ 17.59
                                                ------      ------      -------       -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.04        0.31         0.25          0.26(b)
Net Realized and Unrealized Gains on
 Investments                                      0.36        3.11         3.15          0.20(c)
                                                ------      ------      -------       -------       ------
Total From Investment Operations                  0.40        3.42         3.40          0.46
                                                ------      ------      -------       -------       ------
LESS DISTRIBUTIONS
Distributions From Net Investment Income         (0.04)      (0.30)       (0.26)        (0.26)
Distributions From Net Realized Capital Gains     0.00       (0.83)       (0.70)        (0.17)
                                                ------      ------      -------       -------       ------
Total Distributions                              (0.04)      (1.13)       (0.96)        (0.43)
                                                ------      ------      -------       -------       ------
Net Asset Value, End of Period                  $12.86      $15.15      $ 17.59       $ 17.62
                                                ======      ======      =======       =======       ======
TOTAL RETURN (%)(d)                                3.2        26.6         22.6           2.7
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)(e)                     1.50(f)     1.50         1.50          1.50
Ratio of Net Investment Income
 to Average Net Assets (%)                        3.58(f)     2.06         1.76          1.48
Portfolio Turnover Rate (%)                          0          45           33            61
Net Assets, End of Period (000)                 $2,064      $2,613      $14,681       $17,839


(a) Commencement of Operations.
(b) Per share net investment income has been calculated using the average shares outstanding during the year.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations. Periods of less than one year are not annualized.
(e) The ratio of operating expenses to average net assets without giving effect to the expense limitation in effect would have been (%):


                                                      5.97(f)         3.67         3.10             1.92


(f) Computed on an annualized basis.


                                                          CLASS B                                           CLASS C
                                               SEPTEMBER 15(a)                     SEPTEMBER 15(a)
                                                  THROUGH           YEAR ENDED         THROUGH             YEAR ENDED
                                                DECEMBER 31,       DECEMBER 31,      DECEMBER 31,          DECEMBER 31,
                                                  1997         1998         1999        1997           1998            1999
Net Asset Value, Beginning of the Period         $17.06      $ 17.59                   $17.06         $17.59
                                                 ------      -------       ------      ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.03         0.13(b)                 0.03            0.13(b)
Net Realized and Unrealized Gains on
 Investments                                       0.60         0.20(c)                  0.60           0.21(c)
                                                 ------      -------       ------      ------         ------          ------
Total From Investment Operations                   0.63         0.33                     0.63           0.34
                                                 ------      -------       ------      ------         ------          ------
LESS DISTRIBUTIONS
Distributions From Net Investment Income          (0.04)       (0.13)                   (0.04)         (0.13)
Distributions From Net Realized Capital Gains     (0.06)       (0.17)                   (0.06)         (0.17)
                                                 ------      -------       ------      ------         ------          ------
Total Distributions                               (0.10)       (0.30)                   (0.10)         (0.30)
                                                 ------      -------       ------      ------         ------          ------
Net Asset Value, End of Period                   $17.59      $ 17.62                   $17.59         $17.63
                                                 ======      =======       ======      ======         ======          ======
TOTAL RETURN (%)(d)                                 3.7          2.0                      3.7            2.0
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)(e)                      2.25(f)      2.25                     2.25(f)        2.25
Ratio of Net Investment Income
 to Average Net Assets (%)                         1.01(f)      0.73                     1.01(f)        0.73
Portfolio Turnover Rate (%)                          33           61                       33             61
Net Assets, End of Period (000)                  $9,375      $16,623                   $1,596         $2,101


(a) Commencement of Operations.
(b) Per share net investment income has been calculated using the average shares outstanding during the year.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations. Periods of less than one year are not annualized.
(e) The ratio of operating expenses to average net assets without giving effect to the expense limitation in effect would have been (%):


                                                      3.85(f)         2.67                          3.85(f)         2.67


(f) Computed on an annualized basis.


GLOSSARY OF TERMS


BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP ANALYSIS -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.


CAPITAL GAIN DISTRIBUTIONS -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.


CREDIT RATING -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Group or Moody's Investors Service, Inc. Bonds with a credit rating of BBB or higher by S&P or Baa or higher by Moody's are generally considered investment grade.

DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.


DISCOUNTED PRICE -- The difference between a bond's current market price and its face or redemption value.


DIVERSIFICATION -- The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or one sector of the market suffers losses.


DIVIDEND YIELD -- The current or estimated annual dividend divided by the market price per share of a security.


DURATION -- A measure of how much a bond's price fluctuates with changes in comparable interest rates.


EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, these analysts assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.


INCOME DISTRIBUTIONS -- Payments to shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.


INFLATION -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE -- rate of interest charged for the use of money, usually expressed at an annual rate.


MARKET CAPITALIZATION -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.


MATURITY -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) -- The market value of one share of a Fund on any given day without a front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.


PRICE-TO-EARNINGS RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation
(i.e. earnings-to-price ratio).

PRICE-TO-BOOK RATIO -- Current market price of a stock divided by its book value, or net asset value of the stock.

QUALITATIVE ANALYSIS -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategy.

RETURN ON EQUITY -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends by the common stock equity (net worth) average for the accounting period. This tells common shareholders how effectively their money is being employed.

RULE 144A SECURITIES -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

TARGET PRICE -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.


TECHNICAL ANALYSIS -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.


TOP-DOWN APPROACH -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.


TOTAL RETURN -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

VALUE INVESTING -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

NOTES

NOTES

          NVEST FUNDS
          STOCK FUNDS

   Nvest Capital Growth Fund

       Nvest Growth Fund

  Nvest Growth and Income Fund

      Nvest Balanced Fund

Nvest International Equity Fund

   Nvest Equity Income Fund

If you would like more information about
 the Funds, the following documents are
      available free upon request:

ANNUAL AND SEMIANNUAL REPORTS -- Provide additional information about each Fund's investments. Each report includes a
discussion of the market conditions and
investment strategies that significantly
 affected the Fund's performance during
         its last fiscal year.

   To reduce costs, we mail one copy per
household. For more copies call Nvest Funds
      Distributor at the number below.

  STATEMENT OF ADDITIONAL INFORMATION
    (SAI) -- Provides more detailed
 information about the Funds, has been
 filed with the Securities and Exchange
Commission and is incorporated into this Prospectus by reference.

  TO ORDER A FREE COPY OF A FUND'S ANNUAL
  OR SEMIANNUAL REPORT OR ITS SAI, CONTACT
YOUR FINANCIAL REPRESENTATIVE, OR THE Funds at:

      Nvest Funds Distributor, L.P.
           399 Boylston Street
       Boston, Massachusetts 02116
         Telephone: 800-225-5478
      Internet: www.nvestfunds.com

 Your financial representative or Nvest
Funds will also be happy to answer your
 questions or to provide any additional
   information that you may require.

 You can review the Funds' reports and
SAIs at the Public Reference Room of the
  Securities and Exchange Commission.
Text-only copies are available free from
     the Commission's Web site at:
              www.sec.gov.

 Copies of these publications are also
   available for a fee by writing or
calling the Public Reference Room of the
    SEC, Washington, D.C. 20549-6009
        Telephone: 800-SEC-0330

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of
 Securities Dealers, Inc. (NASD). As a
service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure
Program. The program provides access to
 information about securities firms and
  their representatives. Investors may
obtain a copy by contacting the NASD at
 800-289-9999 or by visiting their Web
         site at www.NASDR.com.

---------------------------------------------

(Investment Company Act File No. 811-4323)
(Investment Company Act File No. 811-242)
(Investment Company Act File No. 811-7345)
                   XS51-0200

NVEST FUNDS(SM)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

Nvest
STAR FUNDS



[Graphic Omitted]

--------------------------------------------------------------------------------
SMALL-CAP EQUITY
 Nvest Star Small Cap Fund


LARGE-CAP EQUITY
 Nvest Star Value Fund

ALL-CAP EQUITY
 Nvest Star Advisers Fund
 Nvest Star Worldwide Fund

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Nvest Funds.

PROSPECTUS
May 1, 2000


                   WHAT'S INSIDE


[GRAPHIC OMITTED]  Goals, Strategies & Risks
                   Page 2
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Fund Fees & Expenses
                   Page 18
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Management Team
                   Page 21
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Fund Services
                   Page 27
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Fund Performance
                   Page 39
--------------------------------------------------------------------------------

Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478

                                                               TABLE OF CONTENTS


--------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
Nvest Star Small Cap Fund .................................................    2
Nvest Star Value Fund .....................................................    6
Nvest Star Advisers Fund ..................................................   10
Nvest Star Worldwide Fund .................................................   14

--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------
Fund Fees & Expenses ......................................................   18

--------------------------------------------------------------------------------
MORE ABOUT RISK
--------------------------------------------------------------------------------
More About Risk ...........................................................   20

--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------
Meet the Funds' Investment Adviser and Subadvisers ........................   21
Meet the Funds' Portfolio Managers ........................................   23

--------------------------------------------------------------------------------
FUND SERVICES
--------------------------------------------------------------------------------
Investing in the Funds ....................................................   27
How Sales Charges Are Calculated ..........................................   28
Ways to Reduce or Eliminate Sales Charges .................................   29
It's Easy to Open an Account ..............................................   30
Buying Shares .............................................................   31
Selling Shares ............................................................   32
Selling Shares in Writing .................................................   33
Exchanging Shares .........................................................   34
Restrictions on Buying, Selling and Exchanging Shares .....................   34
How Fund Shares Are Priced ................................................   35
Dividends and Distributions ...............................................   36
Tax Consequences ..........................................................   36
Compensation to Securities Dealers ........................................   37
Additional Investor Services ..............................................   38

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
Nvest Star Small Cap Fund .................................................   39
Nvest Star Value Fund .....................................................   40
Nvest Star Advisers Fund ..................................................   41
Nvest Star Worldwide Fund .................................................   42
Glossary of Terms .........................................................   43


If you have questions about any of the terms used in this Prospectus please refer to the "Glossary of Terms."

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST STAR SMALL CAP FUND             -----------------------
                                                   High                   X
ADVISER:     Nvest Funds Management, L.P.              --------- ------ ------
             ("Nvest Management")                  Mod.
                                                       --------- ------ ------
SUBADVISERS: Harris Associates L.P.                Low     X       X
             ("Harris Associates")


             Loomis, Sayles &       TICKER SYMBOL:  CLASS A   CLASS B   CLASS C
             Company, L.P.                          ---------------------------
             ("Loomis Sayles")                       NEFJX     NEJBX     NEJCX

             RS Investment
             Management, L.P.
             ("RS Investment
             Management")

             Montgomery Asset
             Management, LLC
             ("Montgomery")

CATEGORY:    Small-Cap Equity

INVESTMENT GOAL

The Fund seeks capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Fund seeks to attain its goal by investing primarily in equity securities of small capitalization companies. The Fund's potential investment universe includes companies whose total market capitalization, at the time of purchase, falls within the range of the Russell 2000 Index. The Fund may, however, invest in companies with larger capitalizations.


Nvest Management allocates capital invested in the Fund equally among the four subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. Although the Fund primarily invests in equity securities, it may also:


o Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.

o  Invest in convertible preferred stock and convertible debt securities.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality fixed-income securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. Such positions may prevent the Fund from achieving its goal.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and higher levels of taxable capital gains, which may lower your return.

o  Invest in real estate investment trusts ("REITs").

o  Enter into options, futures and currency hedging transactions.

For more detailed information on each subadviser's investment strategies please refer to the section entitled "Star Small Cap Fund -- More On Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

PRINCIPAL INVESTMENT RISKS OF THE STAR SMALL CAP FUND

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

REITS: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

EVALUATING THE FUND'S PAST PERFORMANCE


The bar chart and table shown below give an indication of the risks of investing in Nvest Star Small Cap Fund.


The Fund's past performance does not necessarily indicate how it will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The return for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                        (total return)
                  1997                  27.0%
                  1998                   2.1%
                  1999


/\ Highest Quarterly Return:      ,     %
\/ Lowest Quarterly Return:      ,     %

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Russell 2000 Index, a market value-weighted, unmanaged index of small company common stocks. The returns are also compared to the Lipper Small Cap Growth Fund and Morningstar Small Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund, as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Lipper Small Cap Growth Fund and Morningstar Small Growth Average returns have been adjusted for these expenses but do not reflect any sales charges.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                         * The inception date of
(FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST 1 YEAR     SINCE INCEPTION*         the Fund's Class A, B and
--------------------------------------------------------------------------------       C shares is December 31, 1996.
Nvest Star Small Cap Fund: Class A                  %                 %
Nvest Star Small Cap Fund: Class B                  %                 %
Nvest Star Small Cap Fund: Class C                  %                 %
  Russell 2000 Index                                %                 %
  Lipper Small Cap Growth Fund Average              %                 %
  Morningstar Small Growth Average                  %                 %
--------------------------------------------------------------------------------
For actual past expenses of Class A, B and C shares, see the section entitled
"Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks
                  -------------------------
                  STAR SMALL CAP FUND --
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is divided among four different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

HARRIS ASSOCIATES
Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore it uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           [] Discounted share price compared to "true business value"
                           [] Positive free cash flow
                         [] Competitive return on equity
                       [] High level of insider ownership
                     [] Favorable earnings growth potential

In making investment decisions for its segment of the Fund, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are repeatedly adjusted to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for its segment of the Fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

LOOMIS SAYLES
Under normal market conditions, Loomis Sayles will invest at least 65% of its segment's total assets in equity securities of companies with market capitalizations that, at the time of purchase, fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels.

This segment of the Star Small Cap Fund focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a bottom-up approach that Loomis Sayles believes emphasizes companies which possess the best growth prospects. Loomis Sayles uses this approach to identify companies with the following characteristics, although not all of the companies selected will have these attributes:

          [] New and/or distinctive products, technologies or services
          [] Expected growth of at least 20% per year driven by strong sales and improving profitability
      [] Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:

o It begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range of those companies constituting the Russell 2000 Index.

o Next, the portfolio managers with the assistance and guidance of the Loomis Sayles' analysts evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.

o Once Loomis Sayles determines that a company may have the potential for earnings growth and rising profitability, it considers that company's stock for purchase. This process includes analysis of the company's income statements and balance sheets, an assessment of the quality of its management team as well as the company's competitive position.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio of small cap growth securities. The portfolio's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near term earnings prospects, positions will be reduced. Under normal market conditions, the portfolio remains fully invested with less than 5% of its assets held as cash.

o Investments are continuously monitored by the Loomis Sayles small cap growth team. Any erosion in the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities are sold when they are no longer deemed to be small cap -- typically when the market capitalization of the company exceeds $2 billion. Finally, stocks may be sold if a better opportunity is identified by the portfolio managers.

RS INVESTMENT MANAGEMENT
RS Investment Management pursues the Fund's objective by selecting securities for its segment based on a flexible, research driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one to three year time horizon. The catalysts that spur growth in these small companies may consist of:

                             [] A new product launch
                            [] A new management team
                          [] Expansion into new markets
                      [] Realization of undervalued assets

In making investment decisions, RS Investment Management generally employs the following methods:

o RS Investment Management begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o It identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investment Management evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.

o RS Investment Management will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investment Management make a decision to buy a particular stock.

o RS Investment Management considers selling or initiating the sell process when:

      - A stock has reached the price objective set by RS Investment Management.
      - A stock declines 15% from the original purchase price. If this occurs, RS Investment Management will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.
      - Negative fundamental changes occur relating to management, product definition or economic environment.
      - More attractive opportunities are identified.

MONTGOMERY
Montgomery seeks capital appreciation by investing in growth-oriented U.S. small capitalization companies whose stock price appears to be undervalued relative to their growth potential. Potential investments are rigorously analyzed and subjected to the following three steps of its investment process:

        [] Quantitative screen identifying growth-oriented companies with improving business fundamentals

    [] Fundamental analysis to determine the long-term sustainability of the company's growth characteristics

     [] Valuation to ensure that the company's growth prospects have not yet been discovered by the market

In making investment decisions, Montgomery generally employs the following methods:

o Montgomery uses a quantitative screen to identify growth oriented companies. This screening process provides the means for narrowing a very large universe of companies to a smaller universe of companies which display the characteristics that Montgomery desires. Montgomery begins with a database of over 2,000 companies which is continuously updated with the most current financial information on such companies. After identifying those companies with the market capitalizations desired (generally less than $1.5 billion), Montgomery's proprietary interface allows it to quickly visualize changes in revenue and earnings growth and generate a research pipeline of companies that appear to have improving business fundamentals.

o Once those companies displaying desirable quantitative characteristics are identified, Montgomery performs fundamental analysis to validate the nature and sustainability of the observed trends in revenues and earnings.

o Montgomery uses several valuation measures for those companies that pass both the quantitative screen and the qualitative analysis. Montgomery compares each company's price-to- earnings ratio to its earnings-per-share growth rate. It invests in companies selling at substantial discounts to their earnings growth rates and sells its investments in companies trading at a premium to their earnings growth rates. Montgomery also compares each company's price-to-earnings, price-to-sales and price-to-cash flow ratios to its industry group. Each investment selected by Montgomery must be inexpensive versus its internal growth rate on an absolute basis and relative to its peer group.

o Investments are continuously monitored by analysts and portfolio managers. The analysts along with portfolio managers will evaluate the companies to determine whether they continue to possess the fundamental characteristics for growth which made them a candidate for purchase originally.

o Montgomery will sell a stock when its return objective has been achieved and the stock is no longer attractive on a valuation basis. Earnings disappointments, fundamental outlook deterioration and more appealing investment opportunities also trigger sell decisions.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST STAR VALUE FUND                 -----------------------
                                                   High                   X
ADVISER:     Nvest Funds Management, L.P.              --------- ------ ------
             ("Nvest Management")                  Mod.    X
                                                       --------- ------ ------
SUBADVISERS: Harris Associates L.P.                Low             X
             ("Harris Associates")
             Loomis, Sayles &
             Company, L.P.
             ("Loomis Sayles")
             Vaughan, Nelson, Scarborough
             & McCullough, L.P. ("VNSM")
             Westpeak Investment Advisors,
             L.P. ("Westpeak")

CATEGORY:    Large-Cap Equity        TICKER SYMBOL:  CLASS A   CLASS B   CLASS C
                                                     ---------------------------
                                                      NEFVX     NEVBX     NECVX

INVESTMENT GOAL
The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in equity securities. The Fund primarily invests in common stock of large capitalization companies of various industries. The companies the Fund invests in are value-oriented according to one of more of the following measures: price to earning ratio, return on equity, dividend yield, price to book value ratio, or price to sales ratio.

Nvest Management allocates capital invested in the Fund equally among the four subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. Although the Fund primarily invests in equity securities, it may also:

o Hold securities of foreign issuers traded over the counter or on foreign exchanges.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

The Fund may:

o  Invest in foreign securities.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

PRINCIPAL INVESTMENT RISKS OF THE STAR VALUE FUND
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.

EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Star Value Fund. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund assumed a multi-manager structure and its current subadvisers that function on February 28, 2000. This chart and table reflect results achieved by the previous subadviser under different investment policies and a single manager structure for periods prior to February 28, 2000.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                        (total return
                  1990                 -13.6%
                  1991                   71.1%
                  1992                   16.6%
                  1993                   17.0%
                  1994                  -1.4%
                  1995                   32.3%
                  1996                   26.3%
                  1997                   21.0%
                  1998                    7.1%
                  1999


/\ Highest Quarterly Return:    ,    %
\/ Lowest Quarterly Return:   ,   %

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 3000 Index, selected for their greater value orientation. They are also compared to the Lipper Multi-Cap Value Fund and Morningstar Large Value Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may pay when you buy or redeem the Fund's shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Multi-Cap Value Fund Average and Morningstar Large Value Average returns have been adjusted for these expenses but do not reflect any sales charges.

  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED DECEMBER 31, 1999)   PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------- *Since inception
  Nvest Value Fund: Class A (inception 6/5/70)       %              %                %
      Russell 1000 Value Index                       %              %                %
      Lipper Multi-Cap Value Fund Average            %              %                %
      Morningstar Large Value Average                %              %                %

  Nvest Value Fund: Class B (inception 9/13/93)      %              %                %*
      Russell 1000 Value Index                       %              %                %*
      Lipper Multi-Cap Value Fund Average
        (calculated from 9/30/93)                    %              %                %*
      Morningstar Large Value Average
        (calculated from 9/30/93)                    %              %                %*

  Nvest Value Fund: Class C (inception 12/30/94)     %              %                %*
      Russell 1000 Value Index                       %              %                %*
      Lipper Multi-Cap Value Fund Average            %              %                %*
      Morningstar Large Value Average                %              %                %*
---------------------------------------------------------------------------------------------
For actual past expensed of Class A, B and C shares, see the section entitled
"Fund Fees & Expenses."

[Graphic Omitted] Goals, Strategies & Risks
                  -------------------------
                  STAR VALUE FUND --
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is divided among four different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

HARRIS ASSOCIATES
The segment of the Fund managed by Harris Associates will primarily invest in common stock of large capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value."

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based on its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           [] Discounted share price compared to "true business value"
                           [] Positive free cash flow
                         [] Competitive return on equity
                       [] High level of insider ownership
                     [] Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are adjusted periodically to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for this segment of the Fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

LOOMIS SAYLES
Loomis Sayles uses non-technical, fundamental research in a value-oriented selection process to seek companies with the following characteristics, relative to the Russell 1000 Value Index, although not all of the companies selected will have these attributes:

          [] Low price-to-earnings ratios based on earnings estimates
          [] Competitive return on equity
          [] Competitive current and estimated dividend yield
          [] High 5-year estimated earnings growth

In selecting investments for the Fund, Loomis Sayles employs the following strategy:

o It starts with a universe of approximately 1,400 companies, primarily those with a market capitalization in excess of $2 billion.

o Stocks are then ranked using the Loomis Sayles proprietary valuation model based on low price-to-earnings ratios, earnings estimate revisions and quality.

o Stocks that rank in the top third of the valuation model become prime candidates for purchase and receive a more intensive fundamental research effort.

o The Fund's portfolio is constructed by choosing approximatly 60 to 70 stocks which Loomis Sayles believes offer the best combination of attractive valuation characteristics and positive fundamentals.

o The portfolio construction process also attempts to minimize risk through careful evaluation of diversification and other risk factors.

o Loomis Sayles will generally sell a stock when its price objective has been attained, if its fundamentals deteriorate, or when a stock with greater potential is identified.

VNSM
In managing its segment of the Fund, VNSM will use rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selcted will have the following attributes:

       [] Higher dividend yields compared to the Russell 1000 Value Index
           [] Higher profitability (return-on-equity) than the market
        [] Strong and growing cash flows and dividends-to-cash flow ratio
                           [] Low price-to-sales ratio

In selecting investments for its segment of the Fund, VNSM will employ the following strategy:

o It uses a value-driven investment philosophy that selects stocks selling at a relatively low value based primarily on its dividend yield over time. It selects companies that VNSM believes are out-of-favor or misunderstood and that may provide a growing stream of dividends.

o VNSM starts with an investment universe of 5,000 securities. VNSM then uses value-driven quantitative screens to seek those companies that generally have a market capitalization in excess of $2 billion and relative dividend yields above their 10 year average. These screens create a research universe of 300 or 400 companies.

o VNSM then uses fundamental analysis to build a portfolio of 40 to 50 securities consisting of quality companies in the opinion of VNSM. This fundamental analysis focuses on the strength of a company's balance sheet, cash flow growth, dividend coverage and management.

o VNSM will generally sell a stock when its absolute yield falls below 80% of the Russell 1000 Value Index yield, when its relative yield falls below its 10-year average, when the company shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

WESTPEAK
In managing its segment of the Fund, Westpeak will construct a portfolio of recognizable, reasonably-priced stocks by combining its experience and judgement with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the characteristics that Westpeak feels are most likely to be rewarded by the market in the period ahead. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on characteristics such as:

             [] Earnings-to-price ratios   [] Earnings growth rates
                         [] Positive earnings surprises
                  [] Book-to-price ratios   [] Dividend yield

In selecting investments, Westpeak will employ the following strategy:

o It starts with an initial universe of approximately 1,300 stocks of large capitalization companies and generally eliminates stocks of companies below a $1.4 billion market capitalization threshold. This creates an overall universe of about 900 stocks.

o Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth and value characteristics.

o All of the stocks are the screened using Wall Street analysts' projected earning estimatesfor the company and each is assigned an "expectations rank." This rank accounts for the company's potential earnings revisions and "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The final step is to calculate a "composite rank" for each stock by combining their fundamental and expectation ranks and to evaluate whether to buy, sell or hold a stock by comparing its composite rank to those of other stocks on a stock valuation matrix.

o The desired result is a portfolio of 75 to 150 stocks, with a dividend yield that approximates that of the Russell 1000 Value Index, which Westpeak believes will produce the highest long -term returns consistent with the porfolio's risk parameters.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST STAR ADVISERS FUND              -----------------------
                                                   High                   X
ADVISER:     Nvest Funds Management, L.P.              --------- ------ ------
             ("Nvest Management")                  Mod.
                                                       --------- ------ ------
                                                   Low     X        X

SUBADVISERS: Harris Associates L.P.
             ("Harris Associates")
                                    TICKER SYMBOL:  CLASS A   CLASS B   CLASS C
             Loomis, Sayles &                       ---------------------------
             Company, L.P.                           NEFSX     NESBX     NECCX
             ("Loomis Sayles")

             Janus Capital Corporation
             ("Janus")

             Kobrick Funds LLC
             ("Kobrick")


CATEGORY:    All-Cap Equity

INVESTMENT GOAL
The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.


INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in equity securities. Nvest Management allocates capital invested in the Fund equally among the four subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. Although the Fund primarily invests in equity securities, it may also:


o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets.

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o  Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and higher levels of taxable capital gains, which may lower your return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

o  Invest in convertible preferred stock and convertible debt securities.

o Enter into options, futures, swap contracts and currency hedging transactions.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "Star Advisers Fund -- More On Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

PRINCIPAL INVESTMENT RISKS OF THE STAR ADVISERS FUND
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger more established companies. With special situation companies, the primary risk is that they may not achieve their expected value because events do not materialize as anticipated.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

REITS: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Star Advisers Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                        (total return)
                  1995                     34.4%
                  1996                     19.0%
                  1997                     20.2%
                  1998                     19.3%
                  1999


/\ Highest Quarterly Return:     ,     %
\/ Lowest Quarterly Return:     ,     %

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. The returns are also compared to the Lipper Multi-Cap Growth Fund and the Morningstar Midcap Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Multi-Cap Growth Fund and Morningstar Midcap Growth Average returns have been adjusted for these expenses but do not reflect any sales charge.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                         * The inception date of
(FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST 1 YEAR     PAST 5 YEARS     SINCE INCEPTION*         the Fund's Class A, B and
------------------------------------------------------------------------------------------------       C shares is July 7, 1994.
Nvest Star Advisers Fund: Class A                    %               %                 %
Nvest Star Advisers Fund: Class B                    %               %                 %
Nvest Star Advisers Fund: Class C                    %               %                 %
  S&P 500                                            %               %                 %
  Lipper Multi-Cap Growth Fund Average               %               %                 %
  Morningstar Midcap Growth Average                  %               %                 %
------------------------------------------------------------------------------------------------
For the actual past expenses of Class A, B, and C shares, see the section entitled "Fund Fees &
Expenses." Ticker Symbol: Class A Class B Class C

[graphic omitted] Goals, Strategies & Risks
                  -------------------------
                  STAR ADVISERS FUND --
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is divided among four different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

HARRIS ASSOCIATES
The segment of the Star Advisers Fund managed by Harris Associates will invest primarily in common stock of large capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value."

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           [] Discounted share price compared to "true business value"
                           [] Positive free cash flow
                        [] Competitive return on equity
                       [] High level of insider ownership
                     [] Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are adjusted periodically to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for this segment of the Fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.


LOOMIS SAYLES
The segment of the Star Advisers Fund managed by Loomis Sayles will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalization of those companies constituting the Russell 2500 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing both undervalued securities and securities with significant growth potential. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics relative to those companies constituting the Russell 2500 Index:


        [] Above average growth rates   [] Higher than average cash flows
            [] Low price-to-earnings ratio   [] Strong balance sheets

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It will also invest a smaller portion of the segment's assets in companies which it believes are undergoing a "special situation" or turnaround. These types of companies may have experienced significant business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

o It begins with a universe of approximately 3,000 companies, identified through the intensive research of Loomis Sayles analysts. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

o Next, the portfolio managers with the assistance and guidance of the Loomis Sayles analysts put the companies through several screens to determine which companies provide the best earnings growth potential while at the same time appear to be the most undervalued by the market relative to the Russell 2500 Index.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio across many economic sectors so that the portfolio is protected against the inherent volatility of small capitalization companies.

o Investments are continuously monitored by analysts and portfolio managers. The analysts and portfolio managers will evaluate the companies as to whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.

o Loomis Sayles will sell a position when earnings growth falls below the market average, when the fundamental outlook is deteriorating or when other more favorable opportunities arise.

JANUS
The segment of the Star Advisers Fund managed by Janus will invest substantially all of its assets in common stocks of companies in the U.S. and foreign (including emerging) markets. Janus takes a bottom-up approach in managing its segment of the Fund which means that it seeks to identify individual companies with good earnings growth potential that may not be recognized by the market at large. Although themes may emerge, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for this segment of the Fund. Generally, Janus seeks companies which, in Janus' opinion, possess the following attributes:

             [] Strong competitive position in a particular industry
               [] Secure current and expected financial position
                     [] Proven and capable management teams
      [] Attractive valuations relative to growth prospects and peer group
                            [] High return on equity
                        [] Special situation or catalyst

In making investment decisions, Janus employs the following methods:

o Janus' analysis and selection process focuses on stocks that, in its opinion, possess earnings growth potential that may not be recognized by the market.

o Janus does not focus on particular market capitalization. The companies it selects to include in its segment may be of any size, including large, well-established companies as well as medium and smaller emerging growth companies.

o During its selection process, Janus may also look for "special situation" companies. A special situation may include significant changes in a company's allocation of existing capital, a restructuring of assets or a redirection of free cash flows. Special situations may also exist where there is a change in a company's management or business strategy.

o Investments are continuously monitored by analysts and portfolio managers. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for purchase originally.

o Janus will generally sell a position when earnings growth falls below the market average, the fundamental outlook is deteriorating or when other more appealing investment opportunities arise.


KOBRICK
The segment of the Star Advisers Fund managed by Kobrick will, under normal conditions, invest substantially in equity securities of companies with small, medium and large capitalizations, including those Kobrick believes are undervalued special situations and emerging growth companies. This approach provides Kobrick with flexibility to emphasize in the Fund companies with different capitalizations as market conditions change. Kobrick considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. Kobrick's bottom-up approach utilizes fundamental and qualitative analysis to select individual companies, not sectors, with the greatest potential for growth. In selecting investments for the Fund, Kobrick generally seeks companies in a wide variety of industries and considers a variety of factors, including any one or more of the following:

                 [] The strength of a company's management team
                         [] Expected growth in earnings
                        [] Relative financial condition
                  [] Competitive position and business strategy
                          [] Entrepreneurial character
              [] New or innovative products, services or processes

In making investment decisions, Kobrick employs the following four-part investment approach:

o Screening: Kobrick analyzes thousands of companies in order to find a select group that has the potential to meet its buy disciplines described below. Many of the companies within this group are special situation companies which, because of unique circumstances, such as an ability to fill a particular niche, are attractive investments.

o Portfolio Construction: Kobrick applies buy disciplines which emphasize strong management, compelling valuations and high earnings growth. At the core of this approach is regular contact with a company's management team to assess its ability to execute the company's strategy. Kobrick considers potential risk in selecting securities to construct a diversified portfolio that limits volatility.

o Portfolio Supervision: Kobrick closely monitors each holding in the Fund's portfolio to determine whether it continues to possess the factors identified when the original investment was made. This process includes continuous review of absolute and relative valuations, evaluation of management's execution of the company's strategy and assessment of the company's prospects relative to the overall economic, political and financial environment.

o Portfolio Realignment: Kobrick will generally sell a position when its target price, which is continuously evaluated, is reached, when there is a change in a company's management or strategy, or when a company fails to execute its strategy.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST STAR WORLDWIDE FUND             -----------------------
                                                   High                   X
ADVISER:     Nvest Funds Management, L.P.              --------- ------ ------
             ("Nvest Management")                  Mod.
                                                       --------- ------ ------
SUBADVISERS: Harris Associates L.P.                Low    X         X
             ("Harris Associates")

             Loomis, Sayles &       TICKER SYMBOL:  CLASS A   CLASS B   CLASS C
             Company, Inc.                          ---------------------------
             ("Loomis Sayles")                       NEFDX     NEDBX     NEDCX

             Montgomery Asset
             Management LLC
             ("Montgomery")


CATEGORY:   All-Cap Equity

INVESTMENT GOAL
The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES
The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is a global mutual fund, which means that it will seek to invest in equity securities traded on foreign stock markets as well as the markets of the United States. Foreign markets represent two-thirds of the value of all stocks traded in the world and offer opportunities for investment in addition to those found in the United States. Foreign markets may be located in large, developed countries such as Great Britain or in smaller, developing markets like Singapore.


Nvest Management allocates capital invested in the Fund equally among its four segments which are managed by the three subadvisers listed above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy.


Aside from investing primarily in equity securities of foreign and domestic companies, the Fund may:

o Enter into options, futures, swap contracts and currency hedging transactions.

o Invest up to 35% of its assets in fixed-income securities, including government bonds and lower-quality debt securities.

o  Invest in convertible preferred stock and convertible debt securities.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. Such positions may prevent the Fund from achieving its goal.

o  Invest in real estate investment trusts ("REITs").

For more detailed information on each subadviser's investment strategies please refer to the section entitled "Star Worldwide Fund -- More On Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

PRINCIPAL INVESTMENT RISKS OF THE FUND
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a securities value as a result of changes in interest rate. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

REITS: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Star Worldwide Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                        (total return)
                  1996                       16.7%
                  1997                       12.7%
                  1998                        4.0%
                  1999


/\ Highest Quarterly Return:     ,     %
\/ Lowest Quarterly Return:     ,     %


The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world. The returns are also compared to the Lipper Global Fund and Morningstar World Stock Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The MSCI World Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Global Fund Average and Morningstar Worldstock Average returns have been adjusted for these fees but do not reflect sales charges.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                         * The inception date of
(FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST 1 YEAR     SINCE INCEPTION*         the Fund's Class A, B and
--------------------------------------------------------------------------------       C shares is December 29, 1995.
Nvest Star Worldwide Fund: Class A                   %                 %
Nvest Star Worldwide Fund: Class B                   %                 %
Nvest Star Worldwide Fund: Class C                   %                 %
  MSCI World Index                                   %                 %
  Lipper Global Fund Average                         %                 %
  Morningstar World Stock Average                    %                 %
--------------------------------------------------------------------------------

For actual past expenses of Class A, B and C shares, see the section entitled
"Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks
                  -------------------------
                  STAR WORLDWIDE FUND --
                  MORE ON INVESTMENT STRATEGIES


The Fund's portfolio is divided among three different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.


HARRIS ASSOCIATES -- U.S. SEGMENT
The U.S. segment of the Fund is subadvised by Harris Associates and will primarily invest in common stock of large capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value."

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based on its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           [] Discounted share price compared to "true business value"
                           [] Positive free cash flow
                         [] Competitive return on equity
                       [] High level of insider ownership
                     [] Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are adjusted periodically to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for this segment of the fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

HARRIS ASSOCIATES -- INTERNATIONAL SEGMENT
In managing its international segment of the Fund, Harris Associates generally employs the same screening techniques that it uses for its U.S. segment; however, due to the inherent risks associated with investing in foreign securities, Harris Associates evaluates:

  [] The relative political and economic stability of the issuer's home country
                    [] The ownership structure of the company
                     [] The company's accounting practices

This segment of the Fund may invest in securities traded in both developed and emerging markets. There are no limits to this segment's geographic asset distribution, but to provide adequate diversification, this segment of the Fund will generally be invested in at least five countries outside the United States.


LOOMIS SAYLES
The segment of the Star Worldwide Fund managed by Loomis Sayles will invest primarily in equity securities of companies headquartered outside of the United States. The segment will hold securities from at least 3 different countries including those within emerging markets. The segment will focus on securities with large market capitalization but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

            [] Strong, competitive position in a particular industry
                             [] Strong pricing power
                         [] Strong distribution channels
                [] Improving business or financial fundamentals

In making investment decisions, Janus employs the following methods::

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.

o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.

o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.

o Loomis Sayles will sell a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.


MONTGOMERY
Montgomery will invest at least 65% of its segment's assets in equity securities of companies of any size located throughout the world. This global equities investment strategy employs a bottom-up selection process complemented by proprietary sector and country research. Montgomery's process is distinguished by extensive use of primary (original) research as opposed to secondary (broker) research and global sector specialization. The end result is a global equity portfolio diversified across industries and countries, designed to deliver consistent returns versus a designated benchmark.

In making investment decisions, Montgomery employs the following methods:

o Primary (original) research is the foundation of Montgomery's investment process and should be distinguished from secondary (broker) research. Its team of global equity analysts' primary responsibilities are allocated on a global sector basis. Sector analysis is bottom-up in nature and supports Montgomery's specific security research. Analysts' secondary responsibilities are allocated on a country basis. Country research is a valuable complement to its bottom-up sector and specific security work, and is focused on macroeconomic and sociopolitical forces that impact markets, sectors and companies that they follow. Roughly 85% of the analysts' time is spent on specific security and sector research, 15% on country research.

o Montgomery's investment process begins with its original ideas. New ideas are generated from both primary research and strategic universe screening with the assistance of Montgomery's advanced information technology. Montgomery's goal is to identify companies that are attractive on the basis of valuation, near-term earnings/business momentum, and long-term projected earnings growth.

o A formal process to evaluate the new ideas generated from sector-level analysis and strategic universe screening results in a short list of potential investments warranting further research. All potential investments are subjected to rigorous fundamental analysis before a recommendation to buy is made.

o At Montgomery, security selection is a result of a peer review process conducted by sector/country specialists and senior portfolio management. The peer review process encourages thorough research, accountability and articulation of analysis. Value is added through earnings estimates that are different from the analysts' consensus and analysts' insight to companies' ratings within their peer groups.

o Investments are monitored continuously and are compared against Montgomery's price objective and their respective peer groups, to identify potential deterioration in any of the fundamental reasons for purchase.

o Specific factors that bring about a decision to sell in Montgomery's process include but are not limited to: premium valuation, negative business momentum, lack of management credibility, and accessibility and competitive force-out.

[graphic omitted] FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
                                                          ALL FUNDS
                                                CLASS A    CLASS B      CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)(1)(2)                                   5.75%      None           None

Maximum deferred sales charge (load)
  (as a percentage of original purchase price
  or redemption proceeds, as applicable)(2)        (3)      5.00%          1.00%

Redemption fees                                  None*      None*          None*

(1) A reduced sales charge on Class A shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges are Calculated" within the section entitled "Fund Services."
  * Generally, a transaction fee will be charged to expedited payment of redemption proceeds such as by wire or overnight delivery.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                             STAR SMALL CAP FUND            STAR VALUE FUND
--------------------------------------------------------------------------------------------------
                                           CLASS A  CLASS B  CLASS C  CLASS A   CLASS B  CLASS C
--------------------------------------------------------------------------------------------------
Management fees                                 %        %        %        %         %        %
Distribution and/or service (12b-1) fees                 *        *                  *        *
Other expenses
Total annual fund operating expenses

                                                STAR ADVISERS FUND        STAR WORLDWIDE FUND
--------------------------------------------------------------------------------------------------
                                           CLASS A   CLASS B  CLASS C  CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------------------------
Management fees                                 %        %        %        %        %        %
Distribution and/or service (12b-1) fees                 *        *                 *        *
Other expenses
Total annual fund operating expenses

  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


EXAMPLE

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that:

o  You invest $10,000 in the Fund for the time periods indicated

o  Your investment has a 5% return each year

o  The Fund's operating expenses remain the same

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                   STAR SMALL CAP FUND                      STAR VALUE FUND
----------------------------------------------------------------------------------------------
          CLASS A       CLASS B        CLASS C           CLASS A    CLASS B           CLASS C
----------------------------------------------------------------------------------------------
                     (1)      (2)     (1)    (2)                   (1)     (2)      (1)    (2)
----------------------------------------------------------------------------------------------
1 year     $        $       $       $       $             $       $       $       $       $
3 years    $        $       $       $       $             $       $       $       $       $
5 years    $        $       $       $       $             $       $       $       $       $
10 years*  $        $       $       $       $             $       $       $       $       $

                STAR ADVISERS FUND                           STAR WORLDWIDE FUND
----------------------------------------------------------------------------------------------
          CLASS A    CLASS B           CLASS C         CLASS A     CLASS B           CLASS C
----------------------------------------------------------------------------------------------
                    (1)     (2)      (1)    (2)                   (1)    (2)      (1)      (2)
----------------------------------------------------------------------------------------------
1 year     $       $       $       $       $             $       $       $       $       $
3 years    $       $       $       $       $             $       $       $       $       $
5 years    $       $       $       $       $             $       $       $       $       $
10 years*  $       $       $       $       $             $       $       $       $       $

(1) Assumes redemption of end of period.
(2) Assumes no redemption at end of period.
  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.


                                                                 MORE ABOUT RISK

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which the Funds may be subject by investing in various types of securities or engaging in various practices.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon change in a company's financial condition as well as overall market and economic conditions.

RISK OF SMALL CAPITALIZATION COMPANIES These companies carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks.

MANAGEMENT RISK The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation which will be affected by changes to the financial condition of a company as well as by changes to overall market and economic conditions.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

EMERGING MARKET RISK The risk associated with securities markets of smaller sizes or with short operating histories. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

RISKS OF OPTIONS, FUTURES AND SWAP CONTRACTS These transactions are subject to changes in the underlying securities on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to the stock market values, interest rates or currency exchange rate. These types of transaction will be used primarily for hedging purposes.

LEVERAGE RISK The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-income securities, a rise in interest rates typically causes a fall in value.

INFORMATION RISK The risk that key information about a security is inaccurate or unavailable.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may be costly to a Fund. These types of risks may apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

EXTENSION RISK The risk that an unexpected rise in interest rates will extend the life of the mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

VALUATION RISK The risk that a Fund has valued certain securities at a higher price than it can sell them for.

PREPAYMENT RISK The risk that unanticipated prepayments may occur, reducing the value of mortgage- or asset-backed securities, or real estate investment trusts.


POLITICAL RISK The risk of losses directly attributable to government or political actions.


EURO CONVERSION Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by a Fund.

                                               Management Team [Graphic Omitted]
                                               ---------------
                        MEET THE FUNDS' INVESTMENT ADVISER AND
                                                   SUBADVISERS

The Nvest Funds family includes 25 mutual funds with a total of over $-- billion in assets under management as of March 31, 2000. The Nvest Funds are distributed through Nvest Funds Distribitor, L.P. (the "Distributor"). This Prospectus covers Nvest Star Funds (the "Funds" or each a "Fund"), which along with Nvest Stock Funds, Nvest Bond Funds, Kobrick Funds and Nvest State Tax-Free Funds constitute the "Nvest Funds." Nvest Cash Management Trust Money Market Series and Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

NVEST FUNDS MANAGEMENT, L.P.
NVEST MANAGEMENT, located at 399 Boylston Street, Boston, Massachusetts, 02116, serves as the adviser to each of the Funds. Nvest Management is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange (the "Exchange"). Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had $-- billion in assets under management as of March 31, 2000. Nvest Management oversees, evaluates and monitors the performance of each Fund and furnishes general business management and administration to each Fund. Nvest Management, however, does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective segment or segments of the Funds.

The combined advisory and subadvisory fees paid by Star Small Cap, Star Advisers and Star Worldwide Funds in 1999, as a percentage of each Fund's average daily net assets was 1.05%. The combined advisory and subadvisory fees paid by Star Value Fund in 1999, as a percentage of the fund's average daily net assets was --%.

SUBADVISERS
HARRIS ASSOCIATES, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the Star Advisers, Star Worldwide, Star Small Cap and Star Value Funds. Harris Associates, a subsidiary of Nvest Companies, manages over $-- billion in assets, and, together with its predecessor, has managed mutual funds since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

LOOMIS SAYLES, located at One Financial Center, Boston, Massachusetts, 02111, serves as subadviser to segments of the Star Advisers, Star Worldwide, Star Small Cap, and Star Value Funds. Founded in 1926, Loomis Sayles is one of America's oldest and largest investment advisory firms with over $-- billion in assets under management. Loomis Sayles, a subsidiary of Nvest Companies, is well known for its professional research staff, which is one of the largest in the industry.

KOBRICK, located at 101 Federal Street, Boston, Massachusetts 02110, serves as subadviser to the Star Advisers Fund. Kobrick is a subsidiary of Nvest Companies. Kobrick, the predecessor to which was formed in 1997, focuses primarily on managing growth-oriented equity funds, including three mutual funds.

JANUS, located at 100 Fillmore Street, Denver, Colorado 80206, serves as a subadviser to a segment of the Star Advisers Fund. Janus has managed mutual funds since 1970 and also advises individual, corporate, charitable and retirement accounts. Kansas City Southern Industries Inc., ("KCSI") a publicly traded holding company, owns approximately --% of the outstanding voting stock of Janus. Thomas H. Baily, President and Chairman of the Board of Janus, owns approximately --% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board.

MONTGOMERY, located at 101 California Street, San Francisco, California 94111, serves as subadviser to the Star Small Cap and Star Worldwide Funds. Montgomery was formed in 1990 and advises institutional separate accounts as well as a family of no-load mutual funds. Montgomery is a subsidiary of Commerzbank AG, a German commercial bank.


RS INVESTMENT MANAGEMENT, located at 555 California Street, San Francisco, California 94104, (formerly, Robertson, Stephens & Company Investment Management, L.P.) serves as subadviser to a segment of the Star Small Cap Fund. RS Investment Management was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investment Management from BankAmerica Corporation. The Fund's Board of Trustees approved the continuation of the Fund's arrangement with RS Investment Management following consummation of the transaction.


VNSM, located at 6300 Chase Tower, Houston, Texas 77002, serves as subadviser to a segment of the Star Value Fund. VNSM is a subsidiary of Nvest Companies. Originally incorporated in 1970, VNSM focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of March 31, 2000, VNSM had approximately $-- billion in assets under management.

WESTPEAK, located at 1011 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Star Value Fund. Westpeak is a subsidiary of Nvest Companies. Founded in 1991, Westpeak manages over $ -- billion in assets for mutual funds and other institutional clients, including accounts of New England Financial.

[Graphic Omitted] Management Team
                  ---------------
                  MEET THE FUNDS' PORTFOLIO MANAGERS

STAR SMALL CAP FUND

CHRISTOPHER R. ELY
Mr. Ely has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception in December 1996. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Mr. Ely was Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds a B.A. from Brown University and an M.B.A. from Babson College. He has 20 years of investment management experience.

PHILIP C. FINE

Dr. Fine has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. Dr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Dr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He received an A.B. and a Ph.D. from Harvard University. He has 11 years of investment management experience.

DAVID L. SMITH
Mr. Smith has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. He has 13 years of investment management experience.


JAMES P. BENSON
Mr. Benson has served as co-manager of the Harris Associates segment of the Star Small Cap Fund since November 23, 1999. Mr Benson joined Harris Associates in 1997 as an investment analyst. Prior to joining Harris, he served as an executive vice president and director of equity research for Ryan Beck & Co. Mr Benson holds an M.M. in Finance from Northwestern University and a B.A. in economics and Computer Sciences from Westminster College. He is a Chartered Financial Analyst with 18 years of investment experience.


STEVEN J. REID
Mr. Reid has served as portfolio manager of the Harris Associates segment of the Star Small Cap Fund since its inception. Mr. Reid has also managed the Oakmark Small Cap Fund since its inception in November 1995. Mr. Reid, Vice President of Harris Associates, joined the firm in 1980. Mr. Reid is a Chartered Financial Analyst. He holds a B.A. from Roosevelt University. He has 12 years of investment experience.

KATHRYN PETERS
Ms. Peters has served as portfolio manager of Montgomery's segment of the Star Small Cap Fund since March 1999. Ms. Peters, Portfolio Manager and Principal of Montgomery, joined the firm in January 1995. She also manages the Montgomery U.S. Emerging Growth Fund. Prior to joining Montgomery she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette. Ms. Peters holds a B.A. from Boston College and an M.B.A. from Harvard University. She has 12 years of investment management experience.

JOHN L. WALLACE
Mr. Wallace has served the RS Investment Management segment of the Star Small Cap Fund as portfolio manager from that Fund's inception until October 1997 and as co-portfolio manager thereafter. He also serves as portfolio manager to the RS Growth & Income Fund as well as the RS Diversified Growth Fund. Mr. Wallace, Vice President of RS Investment Management, joined the firm in 1995. Prior to joining RS Investment Management, Mr. Wallace managed over $4 billion in assets at Oppenheimer as portfolio manager of Main Street Income & Growth Fund and Total Return Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University. He has 18 years of investment experience.

JOHN H. SEABERN
Mr. Seabern has served as co-portfolio manager for the RS Investment Management segment of the Star Small Cap Fund since October 1997. Mr. Seabern, Vice President of RS Investment Management, joined the firm in 1993. He is also co-manager of the RS Diversified Growth Fund. Prior to joining RS Investment Management, he served as a performance analyst at Duncan-Hurst Capital Management. Mr. Seabern holds a B.S. degree in finance from the University of Colorado and has 8 years of investment management experience.

STAR ADVISERS FUND

ROBERT J. SANBORN
Mr. Sanborn has managed the Harris Associates segment of the Star Advisers Fund since June 1997 and Harris Associates domestic segment of the Star Worldwide Fund since its inception in December 1995. He also has managed the Oakmark Fund since its inception in August 1991. Mr. Sanborn, Vice President of Harris Associates, joined the firm in 1988. He is also a Chartered Financial Analyst. He received an M.B.A. from the University of Chicago, his B.A. from Dartmouth College, and has 15 years of investment experience.

FREDERICK R. KOBRICK
Frederick R. Kobrick has managed the Kobrick segment of the Star Advisers Fund since August 23, 1999. Mr. Kobrick also manages Kobrick Capital Fund (since its inception on December 31, 1997) and Kobrick Emerging Growth Fund (from its inception on December 31, 1997 until February 1, 1999 and returned as manager on April 9, 1999). He has been in the investment business for more than 28 years. For the 12 year period immediately prior to becoming President of the predecessor to Kobrick Funds LLC in 1997, he was an equity portfolio manager at State Street Research & Management Company, where he had served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985. He received an M.B.A. from Harvard Business School and a B.A. from Boston University and is also a Chartered Financial Analyst.


JOSEPH R. GATZ
Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. He is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and lead portfolio manager of Loomis Sayles Small Cap Value Fund. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993. He received a M.B.A. from Indiana University and a B.A. from Michigan State University and has 15 years of investment experience.

DAWN ALSTON PAIGE
Dawn Alston Paige has served as co-portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Ms. Alston Paige, Vice President of Loomis Sayles, joined the firm in 1992. She is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and co-portfolio manager of Loomis Sayles Small Cap Value Fund. She received a M.B.A. from University of Michigan and a B.S. from Virginia Commonwealth University and has eight years of investment experience.


WARREN B. LAMMERT
Warren B. Lammert has served as portfolio manager for the Janus segment of the Star Advisers Fund since its inception. Mr. Lammert, Vice President of Janus, joined the firm in 1987. He is also a Chartered Financial Analyst and portfolio manager of Janus Mercury Fund. He holds his B.A. from Yale University and his M.S. from the London School of Economics and has 12 years of investment experience.

STAR WORLDWIDE FUND

ROBERT J. SANBORN
Mr. Sanborn has managed the Harris Associates U.S. segment of the Star Worldwide Fund since its inception in December 1995 and Harris Associates segment of the Star Advisers Fund since June 1997. He also has managed the Oakmark Fund since its inception in August 1991. Mr. Sanborn, a Vice President of Harris Associates, joined the firm in 1988. He is also a Chartered Financial Analyst. He received an M.B.A. from the University of Chicago and a B.A. from Dartmouth College, and has 15 years of investment experience.

DAVID G. HERRO
Mr. Herro has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Herro, Portfolio Manager at Harris Associates, joined the firm in 1992. He is a Chartered Financial Analyst and holds an M.A. and a B.S. from the University of Wisconsin. He has 13 years of investment experience.


MICHAEL J. WELSH
Mr. Welsh has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Welsh, Vice President of Harris Associates, joined the firm in 1992. He is a Chartered Financial Analyst and a Certified Public Accountant. He holds an M.M. from Northwestern University and a B.S. from the University of Kansas, and has 14 years of investment management experience.


OSCAR CASTRO
Mr. Castro has co-managed the Montgomery segment of the Star Worldwide Fund since August 1998. Mr. Castro, Senior Portfolio Manager of Montgomery, has been employed by the firm since 1993. He also co-manages the Montgomery Global Opportunities Fund. He is a graduate of Simon Bolivar University and holds an M.B.A. from Drexel University and has 16 years of investment experience.


JOHN BOICH
Mr. Boich has co-managed the Montgomery segment of the Star Worldwide Fund since August 1998. Mr. Boich, Senior Portfolio Manager of Montgomery, joined the firm in 1993. He also co-manages the Montgomery Global Opportunities Fund. He is a graduate of the University of Colorado and has 14 years of investment experience.

ALEXANDER MUROMCEW
Alexander Muromcew serves as co-portfolio manager for the Loomis Sayles segment of the Star Worldwide Fund, Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University and his B.A. from Dartmouth College

JOHN TRIBOLET
John Tribolet serves as co-portfolio manager for the Loomis Sayles segment of Star Worldwide Fund, Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University.

ESWAR MENON
Eswar Menon serves as co-portfolio manager for the Loomis Sayles segment of the Star Worldwide Fund, Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the University of Chicago and an M.S. from the University of California. He received his B.S. from Indian Institute of Technology, Madras, India.

STAR VALUE FUND

LAURIANN KLOPPENBURG
Lauriann Kloppenburg has co-managed the Star Value Fund since August 1998, and the Loomis Sayles segment of Star Value Fund since March 2000. Ms. Kloppenburg is Vice President and Director of Equity Research at Loomis Sayles. She is also a Chartered Financial Analyst. Ms. Kloppenburg received her B.A.from Wellesley College and has over 16 years of investment experience.

JEFFREY W. WARDLOW
Jeffrey Wardlow has co-managed the Star Value Fund since August 1998 and the Loomis Sayles segment of Star Value Fund since March 2000. He also manages the equity portion of Nvest Balanced Fund. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 10 years ago. Mr. Wardlow received both his B.B.A. and his M.B.A. from Michigan State University and has over 16 years of investment experience.

GERALD H. SCRIVER
Gerald Scriver has managed the Westpeak segment of Star Value Fund since March 2000. He also manages Nvest Growth and Income Fund and Nvest Capital Growth Fund. Mr. Scriver is the founder, President and Chief Executive Officer of Westpeak Investment Advisors. Mr Scriver is a graduate of the State University of N.Y. at Buffalo and has over 33 years of investment experience.

MARGARET M. BUESCHER
Margaret M. Buescher has co-managed the VNSM segment of Star Value Fund since March 2000. She also co-manages Nvest Equity Income Fund. Ms. Buescher, Principal of VNSM, joined the company in 1994. From 1980 to 1994, she was a Managing Director and Senior Portfolio Manager for the Texas Commerce Investment Management Company. Ms. Buescher, a Chartered Financial Analyst, received a B.A. from Vanderbilt University and has over 24 years of investment experience.

JEAN MALO
Jean Malo has co-managed the VNSM segment of Star Value Fund since March 2000. He also co-manages Nvest Equity Income Fund. Mr. Malo is Partner, Principal and Chief Investment Officer of VNSM. Previously, he was a Senior Vice-President at Daniel Breen & Co., which was bought by VNSM in 1997. Mr. Malo joined Daniel Breen & Co. in 1989. He is also a Chartered Financial Analyst. Mr. Malo received his M.B.A. from ESSEC in paris, France and has over 21 years of investment experience.

ROBERT M. LEVY
Robert Levy has co-managed the Harris Associates segment of Star Value Fund since March 2000. Mr. Levy is Partner, President and Chief Executive Officer of Harris Associates and he joined the company in 1985. Mr. Levy, a Chartered Financial Analyst, received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business, Unversity of Pennsylvania and has 23 years of investment experience.

FLOYD J. BELLMAN
Floyd Bellman has co-managed the Harris Associates segment of Star Value Fund since March 2000. Mr. Bellman is -- of Harris Associates and he joined the company in 1995. Mr. Bellman, a Chartered Financial Analyst, received a B.B.A. from the University of Wisconsin and has 19 years of investment experience.


SUBADVISORY AGREEMENTS


Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management if approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees. Shareholders will be notified of any Subadviser changes.


PORTFOLIO TRADES


In placing portfolio trades, a Fund's subadviser may use brokerage firms that market the Fund's shares or are affiliated with Nvest Companies, Nvest Management or any of the subadvisers. In placing such trades the subadvisers will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Fund's Board of Trustees.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                        INVESTING IN THE FUNDS

CHOOSING A SHARE CLASS
Each Fund offers Class A, Class B and Class C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allow you to choose the class that best meets your needs. Which class you choose will depend upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

CLASS A SHARES
o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS B SHARES
o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o We will not accept an order for $1 million or more of Class B shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS C SHARES
o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than other classes.

o We will not accept an order for $1 million or more of Class C shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees and Expenses" in this Prospectus.

CERTIFICATES
Certificates will not be automatically issued for any class of shares. Upon written request, you may receive certificates for Class A shares only.

[graphic omitted] FUND SERVICES
                  -------------
                  HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES
The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                                        CLASS A SALES CHARGES
                                             ALL FUNDS
  YOUR INVESTMENT      AS A % OF OFFERING PRICE     AS A % OF YOUR INVESTMENT
  Less than  $ 50,000            5.75%                          6.10%
  $ 50,000 - $ 99,999            4.50%                          4.71%
  $100,000 - $249,999            3.50%                          3.63%
  $250,000 - $499,999            2.50%                          2.56%
  $500,000 - $999,999            2.00%                          2.04%
  $1,000,000 or more*            0.00%                          0.00%
--------------------------------------------------------------------------------

*For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a contingent deferred sales charge of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."


CLASS B SHARES
The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:


--------------------------------------------------------------------------------
                          CLASS B CONTINGENT DEFERRED SALES CHARGES
             YEAR SINCE PURCHASE                     CDSC ON SHARES BEING SOLD
                     1st                                        5.00%
                     2nd                                        4.00%
                     3rd                                        3.00%
                     4th                                        3.00%
                     5th                                        2.00%
                     6th                                        1.00%
                 thereafter                                     0.00%
--------------------------------------------------------------------------------


CLASS C SHARES
The offering price of Class C shares is their net asset value, without a front-end sales charge. However, Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Nvest Fund.


--------------------------------------------------------------------------------
                   CLASS C CONTINGENT DEFERRED SALES CHARGES
         YEAR SINCE PURCHASE                     CDSC ON SHARES BEING SOLD
               1st                                          1.00%
            thereafter                                      0.00%
--------------------------------------------------------------------------------

HOW THE CDSC IS APPLIED TO YOUR SHARES
The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC WILL NOT BE CHARGED ON:

o increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.


EXCHANGES INTO SHARES OF A MONEY MARKET FUND
If you exchange shares of a Fund into shares of the Money Market Funds, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

[Graphic Omitted] Fund Services
                  -------------
                  WAYS TO REDUCE OR ELIMINATE SALES CHARGES

CLASS A SHARES
REDUCING SALES CHARGES
There are several ways you can lower your sales charge, including:


o LETTER OF INTENT -- allows you to purchase Class A shares of any Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases in Class B and Class C shares may be used toward meeting the letter of intent.

o COMBINING ACCOUNTS -- allows you to combine shares of multiple Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

   These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another Nvest Fund.


ELIMINATING SALES CHARGES AND CDSC
Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o  Selling brokers, sales representatives or other intermediaries;


o Fund trustees and other individuals who are affiliated with any Nvest Fund or the Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);


o Participants in certain Retirement Plans with at least 100 members (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and


o Investments of $25,000 or more in the Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any Nvest Fund or Money Market Fund.

REPURCHASING FUND SHARES
You may apply proceeds from redeeming Class A shares of any Nvest Fund WITHOUT PAYING A SALES CHARGE to repurchase Class A shares of the same or any other Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you.


If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

CLASS A, B OR C SHARES
ELIMINATING THE CDSC
As long as we are notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

o  to make payments through a systematic withdrawal plan; or

o  due to shareholder death or disability.


If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or Nvest Funds.

                                                 Fund Services [Graphic Omitted]
                                                 -------------
                                                 IT'S EASY TO OPEN AN ACCOUNT


TO OPEN AN ACCOUNT WITH NVEST FUNDS:


1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

---------------------------------------------------------------------------------------------------------
                                                                  MINIMUM TO OPEN AN
                                                 MINIMUM TO         ACCOUNT USING         MINIMUM FOR
TYPE OF ACCOUNT                                OPEN AN ACCOUNT    INVESTMENT BUILDER    EXISTING ACCOUNTS
---------------------------------------------------------------------------------------------------------
Any account other than those listed below           $2,500              $100                  $100

Accounts registered under the Uniform
Gifts to Minors Act or the Uniform
Transfers to Minors Act                             $2,000              $100                  $100

Individual Retirement Accounts ("IRAs")             $  500              $100                  $100

Retirement plans with tax benefits such
as corporate pension, profit sharing
and Keogh plans                                     $  250              $100                  $100

Payroll Deduction Investment Programs
for 401(k), SARSEP, SEP, SIMPLE, 403(b)(7)
and certain other retirement plans                  $   25               N/A                  $ 25
---------------------------------------------------------------------------------------------------------


3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Nvest Funds at 800-225-5478. For more information on Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.


4. Use the following sections as your guide for purchasing shares.

SELF-SERVICING YOUR ACCOUNT
Buying or selling shares is easy with the services described below:


NVEST FUNDS PERSONAL ACCESS LINE(R)          NVEST FUNDS WEB SITE
     800-225-5478, press 1                    www.nvestfunds.com

You have access to your account 24 hours a day by calling Personal Access Line(R) from a touch-tone telephone or by visiting us online.
By using these customer service options, you may:


      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o  order duplicate account statements; and

      o  obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                                 BUYING SHARES

         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for         o Call your investment dealer for
  information.                              information.


BY MAIL
[graphic omitted]
o Make out a check in U.S. dollars for    o Make out a check in U.S. dollars for
  the investment amount, payable to         the investment amount, payable to
  "Nvest Funds." Third party checks         "Nvest Funds." Third party checks
  will generally not be accepted.           will generally not be accepted.


o Mail the check with your completed      o Fill out the detachable investment
  application to Nvest Funds, P.O. Box      slip from an account statement. If
  8551, Boston, MA 02266-8551.              no slip is available, include with
                                            the check a letter specifying the
                                            Fund name, your class of shares,
                                            your account number and the
                                            registered account name(s). To make
                                            investing even easier, you can order
                                            more investment slips by calling
                                            800-225-5478.

BY EXCHANGE
[graphic omitted]
o The exchange must be for a minimum      o The exchange must be for a minimum
  of $1,000 or for all of your shares.      of $1,000 or for all of your shares.


o Obtain a current prospectus for the     o Call your investment dealer or Nvest
  Fund into which you are exchanging        Funds at 800-225-5478 to request an
  by calling your investment dealer or      exchange.
  Nvest Funds at 800-225-5478.
                                          o See the section entitled "Exchanging
o Call your investment dealer or Nvest      Shares" for more details.
  Funds to request an exchange.


o See the section entitled "Exchanging
  Shares" for more details.


BY WIRE
[graphic omitted]
o Call Nvest Funds at 800-225-5478 to     o Instruct your bank to transfer funds
  obtain an account number and wire         to State Street Bank & Trust
  transfer instructions. Your bank may      Company, ABA# 011000028, DDA#
  charge you for such a transfer.           99011538.


                                          o Specify the Fund name, your class of
                                            shares, your account number and the
                                            registered account name(s). Your
                                            bank may charge you for such a
                                            transfer.


AUTOMATIC INVESTING THROUGH INVESTMENT BUILDER
[graphic omitted]
o Indicate on your application that       o Please call Nvest Funds at
  you would like to begin an automatic      800-225-5478 for a Service Options
  investment plan through Investment        Form. A signature guarantee may be
  Builder and the amount of the             required to add this privilege.
  monthly investment ($100 minimum).
                                          o See the section entitled "Additional
o Send a check marked "Void" or a           Investor Services."
  deposit slip from your bank account
  along with your application.


THROUGH AUTOMATED CLEARING HOUSE ("ACH")
[graphic omitted]


o Ask your bank or credit union           o Call Nvest Funds at 800-225-5478 to
  whether it is a member of the ACH         add shares to your account through
  system.                                   ACH.

o Complete the "Telephone Withdrawal      o If you have not signed up for the
  and Exchange" and "Bank Information"      ACH system, please call Nvest Funds
  sections on your account                  for a Service Options Form. A
  application.                              signature guarantee may be required
                                            to add this privilege.
o Mail your completed application to
  Nvest Funds, P.O. Box 8551, Boston,
  MA 02266-8551.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                               SELLING SHARES

                       TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for information.

BY MAIL
[graphic omitted]
o Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

o The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.


o Mail your request to Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551.


o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).


BY EXCHANGE
[graphic omitted]
o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or Nvest Funds at 800-225-5478.

o Call Nvest Funds to request an exchange.


o See the section entitled "Exchanging Shares" for more details.

BY WIRE
[graphic omitted]
o Fill out the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.


o Call Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.


o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

THROUGH AUTOMATED CLEARING HOUSE ("ACH")
[graphic omitted]
o Ask your bank or credit union whether it is a member of the ACH system.

o Complete the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.


o If you have not signed up for the ACH system on your application, please call Nvest Funds at 800-225-5478 for a Service Options Form.

o Call Nvest Funds to request a redemption through this system.


o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.


BY SYSTEMATIC WITHDRAWAL PLAN
[graphic omitted]
o Please refer to the section entitled "Additional Investor Services" or call Nvest Funds at 800-225-5478 or your financial representative for information.


o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Telephone
[graphic omitted]
o You may receive your proceeds by mail, by wire or through ACH (see above).


o Call Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                     SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public CANNOT provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o a financial representative or securities dealer;

o a federal savings bank, cooperative or other type of bank;

o a savings and loan or other thrift institution;

o a credit union; or

o a securities exchange or clearing agency.


The table shows situations in which additional documentation may be necessary. Please call your financial representative or Nvest Funds regarding requirements for other account types.


SELLER (ACCOUNT TYPE)          REQUIREMENTS FOR WRITTEN REQUESTS

INDIVIDUAL, JOINT, SOLE        o The signatures on the letter must include all
PROPRIETORSHIP, UGMA/UTMA        persons authorized to sign, including title, if
(MINOR ACCOUNTS)                 applicable.

                               o Signature guarantee, if applicable (see above).

CORPORATE OR ASSOCIATION       o The signatures on the letter must include all
ACCOUNTS                         persons authorized to sign, including title.

OWNERS OR TRUSTEES OF TRUST    o The signature on the letter must include all
ACCOUNTS                         trustees authorized to sign, including title.
                               o If the names of the trustees are not
                                 registered on the account, please provide a copy of the trust document certified within the past 60 days.

                               o Signature guarantee, if applicable (see above).

JOINT TENANCY WHOSE            o The signatures on the letter must include all
CO-TENANTS ARE DECEASED          surviving tenants of the account.

                               o Copy of the death certificate.

                               o Signature guarantee if proceeds check is
                                 issued to other than the surviving tenants.

POWER OF ATTORNEY (POA)        o The signatures on the letter must include the
                                 attorney-in-fact, indicating such title.

                               o A signature guarantee.

                               o Certified copy of the POA document stating it
                                 is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*


QUALIFIED RETIREMENT BENEFIT   o The signature on the letter must include all
PLANS (EXCEPT NVEST FUNDS        signatures of those authorized to sign,
PROTOTYPE DOCUMENTS)             including title.


                               o Signature guarantee, if applicable (see
                                 above).

EXECUTORS OF ESTATES,          o The signature on the letter must include those
ADMINISTRATORS, GUARDIANS,       authorized to sign, including capacity.
CONSERVATORS
                               o A signature guarantee.

                               o Certified copy of court document where signer
                                 derives authority, e.g.: Letters of
                                 Administration, Conservatorship, Letters
                                 Testamentary.*

INDIVIDUAL RETIREMENT          o Additional documentation and distribution
ACCOUNTS (IRAS)                  forms are required.

*Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

                                                 Fund Services [Graphic Omitted]
                                                 -------------
                                             EXCHANGING SHARES


In general, you may exchange shares of your Fund for shares of the same class of another Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). An exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes an exchange of Fund shares for shares of another Nvest Fund or Money Market Fund is treated as a sale on which a gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.


RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

PURCHASE AND EXCHANGE RESTRICTIONS
Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS
The table below describes restrictions placed on selling shares of any Fund described in this prospectus:


RESTRICTION                                        SITUATION
The Fund may suspend the right of redemption or    o When the Exchange is closed
postpone payment for more than 7 days:               (other than a
                                                     weekend/holiday)

                                                   o During an emergency

                                                   o Any other period permitted
                                                     by the SEC

The Fund reserves the right to suspend account     o With a notice of a dispute
services or refuse transaction requests:             between registered owners

                                                   o With suspicion/evidence of
                                                     a fraudulent act

The Fund may pay the redemption price in whole     o When it is detrimental for
or part by a distribution in kind of readily         a Fund to make cash
marketable securities in lieu of cash or may         payments as determined in
take up to 7 days to pay a redemption request        the sole discretion of the
in order to raise capital:                           adviser or subadviser

The Fund may close your account and send you       o When the fund account falls
the proceeds. You will have 60 days after being      below a set minimum
notified of the Fund's intention to close your       (currently $1,000 as set by
account to increase the account to the set           the Funds' Board of
minimum. This does not apply to certain              Trustees)
qualified retirement plans, automatic
investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share:

The Fund may withhold redemption proceeds until    o When redemptions are made
the check or funds have cleared:                     within 10 calendar days of
                                                     purchase by check or ACH of
                                                     the shares being redeemed


Telephone redemptions are not accepted for tax-qualified retirement accounts. If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Funds recommend that certificates be sent by registered mail.

[graphic omitted] Fund Services
                  -------------
                  HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                                     TOTAL VALUE OF SECURITIES + CASH AND
NET ASSET VALUE =                          OTHER ASSETS - LIABILITES
                                  -------------------------------------------
                                          NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00 pm, but not later than 8:00 pm

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o EQUITY SECURITIES -- most recent sales or quoted bid price as provided by a pricing service.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Fund's Board of Trustees at the close of regular trading on the Exchange.

o OPTIONS -- last sale price, or if not available, last offering price.

o FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Fund's Board of Trustees.

o ALL OTHER SECURITIES -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Fund's Board of Trustees.

The effect of fair value pricing as described above under "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may priced by another method that the Fund's Board of Trustees believes actually reflects fair value.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                   DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. Each Fund's Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Depending on your investment goals and priorities, you may choose to:


o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Nvest Fund.


o Receive all distributions in cash.

Unless you select one of the above options, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.


For more information or to change your distribution option, contact Nvest Funds in writing or call 800-225-5478.


If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES
Each Fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares.


An exchange of shares for shares of another Nvest Fund or Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.


You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive. Shareholders of the Star Worldwide Fund should also consult their tax advisers about consequences of their investments under foreign laws.

[graphic omitted] Fund Services
                  -------------
                  COMPENSATION TO SECURITIES DEALERS

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                  ADDITIONAL INVESTOR SERVICES


RETIREMENT PLANS
Nvest Funds offers a range of retirement plans, including IRAs, SEPs, SARSEPs, SIMPLEs, 401(k) plans, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

INVESTMENT BUILDER PROGRAM
This is Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Nvest Fund or Money Market Fund, please read its Prospectus carefully.

AUTOMATIC EXCHANGE PLAN
Nvest Funds has an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of other Nvest Funds or Money Market Funds. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.


SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."


NVEST FUNDS PERSONAL ACCESS LINE(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

NVEST FUNDS WEB SITE
Visit us at www.nvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

[graphic omitted] Fund Performance

The financial highlights tables are intended to help you understand each Fund's financial performance since they began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are included in the SAI, which is available upon request.


NVEST STAR SMALL CAP FUND


                                                              CLASS A                    CLASS B                   CLASS C
                                                      YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                      1997     1998     1999     1997    1998      1999     1997     1998     1999
Net Asset Value, Beginning of the Year (a)           $12.50   $15.37            $12.50   $15.26            $12.50   $15.26
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (b)                      (0.20)   (0.23)            (0.30)   (0.33)            (0.30)   (0.33)
Net Realized and Unrealized Gain on Investments        3.55     0.54              3.54     0.52              3.54     0.52
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from Investment Operations                       3.35     0.31              3.24     0.19              3.24     0.19
LESS DISTRIBUTIONS
Distributions from Net Realized Capital Gains         (0.48)   (0.02)            (0.48)   (0.02)            (0.48)   (0.02)
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions                                   (0.48)   (0.02)            (0.48)   (0.02)            (0.48)   (0.02)
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Year                         $15.37   $15.66            $15.26   $15.43            $15.26   $15.43
                                                     ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN (%)(c)                                    27.0      2.1              26.1      1.3              26.1      1.3

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
  Net Assets (%)(d)                                    2.20     2.07              2.95     2.82              2.95     2.82
Ratio of Net Investment Income (Loss) to Average
  Net Assets (%)                                      (1.44)   (1.52)            (2.19)   (2.27)            (2.19)   (2.27)
Portfolio Turnover Rate (%)                             140      182               140      182               140      182
Net Assets, End of Year (000)                       $52,066  $56,161           $52,616  $61,409           $13,970  $15,412

(a) Commencement of operations December 31, 1996.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.



[graphic omitted] Fund Performance
                  ----------------
                  NVEST STAR VALUE FUND
                                               CLASS A                                                  CLASS B
                                       YEAR ENDED DECEMBER 31,                                  YEAR ENDED DECEMBER 31,
                          1995       1996       1997       1998       1999     1995       1996       1997      1998          1999
Net Asset Value,
 Beginning of the
 Year                    $ 7.27     $ 8.78     $ 9.60     $10.14              $ 7.23     $ 8.70     $ 9.47     $ 9.91
                         ------     ------     ------     ------     ------   ------     ------     ------     ------       ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                    0.10       0.06       0.03       0.03(b)             0.05       0.01      (0.05)     (0.05)(b)
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments               2.21       2.12       1.96       0.59                2.18       2.07       1.92       0.58
                         ------     ------     ------     ------     ------   ------     ------     ------     ------       ------
Total From Investment
 Operations                2.31       2.18       1.99       0.62                2.23       2.08       1.87       0.53
                         ------     ------     ------     ------     ------   ------     ------     ------     ------       ------
LESS DISTRIBUTIONS
Distributions From Net
 Investment Income        (0.08)     (0.09)     (0.06)     (0.02)              (0.05)     (0.01)      0.00       0.00
Distributions From Net
 Realized Capital
 Gains                    (0.71)     (1.30)     (1.43)     (1.06)              (0.71)     (1.30)     (1.43)     (1.06)
                         ------     ------     ------     ------     ------   ------     ------     ------     ------       ------
Total Distributions       (0.80)     (1.36)     (1.45)     (1.08)              (0.76)     (1.31)     (1.43)     (1.06)
                         ------     ------     ------     ------     ------   ------     ------     ------     ------       ------
Net Asset Value, End
 of the Year             $ 8.78     $ 9.60     $10.14     $ 9.68              $ 8.70     $ 9.47     $ 9.91     $ 9.38
                         ======     ======     ======     ======     ======   ======     ======     ======     ======       ======
TOTAL RETURN (%)(a)        32.3       26.3       21.0        7.1                31.3       25.4       20.0        6.3
RATIOS/SUPPLEMENTAL
 DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)            1.37       1.31       1.25       1.26                2.12       2.06       2.00       2.01
Ratio of Net
 Investment Income         1.22       0.78       0.28       0.29                0.47       0.03      (0.47)     (0.46)
Portfolio Turnover
 Rate (%)                    52         64         55         75                  52         64         55         75
Net Assets, End of
 the Year (000)        $241,038   $297,581   $348,988   $317,902     $00.00  $27,941    $48,210    $80,008    $86,243       $00.00

                                                                        CLASS C
                                                                 YEAR ENDED DECEMBER 31,
                                                      1995         1996          1997         1998         1999
Net Asset Value, Beginning of the Year              $ 7.23        $ 8.70        $ 9.46        $ 9.92
                                                    ------        ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                          0.05          0.01         (0.05)(b)     (0.05)(b)
Net Realized and Unrealized Gain (Loss) on
 Investments                                          2.18          2.06          1.94          0.58
                                                    ------        ------        ------        ------      ------
Total From Investment Operations                      2.23          2.07          1.89          0.53
                                                    ------        ------        ------        ------      ------
LESS DISTRIBUTIONS
Distributions From Net Investment Income             (0.05)        (0.01)         0.00          0.00
Distributions From Net Realized Capital Gains        (0.71)        (1.30)        (1.43)        (1.06)
                                                    ------        ------        ------        ------      ------
Total Distributions                                  (0.76)        (1.31)        (1.43)        (1.06)
                                                    ------        ------        ------        ------      ------
Net Asset Value, End of the Year                    $ 8.70        $ 9.46        $ 9.92        $ 9.39
                                                    ======        ======        ======        ======      ======
TOTAL RETURN (%)(A)                                   31.3          25.2          20.2           6.3

RATIOS/SUPPLEMENTAL
 DATA
Ratio of Operating Expenses to Average Net
 Assets (%)                                           2.12          2.06          2.00          2.01
Ratio of Net Investment Income                        0.47          0.03         (0.47)        (0.46)
Portfolio Turnover Rate (%)                             52            64            55            75
Net Assets, End of the Year (000)                   $1,224        $3,735        $6,527        $6,445


(a) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST STAR ADVISERS FUND

                                                                             CLASS A
                                                                      YEAR ENDED DECEMBER 31,
                                                         1995           1996           1997         1998             1999
Net Asset Value, Beginning of the Period                $13.25         $16.78         $18.18       $18.17
                                                        ------         ------         ------       ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                              0.00          (0.06)(b)      (0.02)(b)    (0.05)(b)
Net Realized and Unrealized Gain on Investments           4.52           3.17           3.62         3.28
                                                        ------         ------         ------       ------            ------
Total from Investment Operations                          4.52           3.11           3.60         3.23
                                                        ------         ------         ------       ------            ------
LESS DISTRIBUTIONS
Distributions from Net Investment Income                  0.00           0.00           0.00         0.00
Distributions from Net Realized Capital Gains            (0.99)         (1.71)         (3.61)       (1.38)
                                                        ------         ------         ------       ------            ------
Total Distributions                                      (0.99)         (1.71)         (3.61)       (1.38)
                                                        ------         ------         ------       ------            ------
Net Asset Value, End of Period                          $16.78         $18.18         $18.17       $20.02
                                                        ======         ======         ======       ======            ======
TOTAL RETURN (%)(c)                                       34.4           19.0           20.2         19.3

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
  Assets (%) (d)                                          1.82           1.68           1.66         1.62
Ratio of Net Investment Income
 to Average Net Assets (%)                               (0.33)         (0.36)         (0.14)       (0.24)
Portfolio Turnover Rate (%)                                142            127            168          101
Net Assets, End of Period (000)                       $223,596       $348,573       $416,938     $443,165

                                                     CLASS B                                             CLASS C


                                     YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                1995     1996      1997      1998    1999     1995      1996      1997      1998         1999
Net Asset Value, Beginning
  of the Period                $13.23   $16.63    $17.86    $17.63           $13.24    $16.65    $17.87    $17.64
                               ------   ------    ------    ------   ------  ------    ------    ------    ------        ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net Investment Income
  (Loss)                         0.00    (0.20)(b) (0.17)(b) (0.18)(b)         0.00     (0.20)(b) (0.17)(b) (0.18)(b)
Net Realized and Unrealized
  Gain on Investments            4.39     3.14      3.55      3.16             4.40      3.13      3.55      3.17
                               ------   ------    ------    ------   ------  ------    ------    ------    ------        ------
Total from Investment
  Operations                     4.39     2.94      3.38      2.98             4.40      2.93      3.38      2.99
                               ------   ------    ------    ------   ------  ------    ------    ------    ------        ------
LESS DISTRIBUTIONS
Distributions from Net
  Investment Income              0.00     0.00      0.00      0.00             0.00      0.00      0.00      0.00
Distributions from Net
  Realized Capital Gains        (0.99)   (1.71)    (3.61)    (1.38)           (0.99)    (1.71)    (3.61)    (1.38)
                               ------   ------    ------    ------   ------  ------    ------    ------    ------        ------
Total Distributions             (0.99)   (1.71)    (3.61)    (1.38)           (0.99)    (1.71)    (3.61)    (1.38)
                               ------   ------    ------    ------   ------  ------    ------    ------    ------        ------
Net Asset Value, End of
  Period                       $16.63   $17.86    $17.63    $19.23           $16.65    $17.87    $17.64    $19.25
                               ======   ======    ======    ======   ======  ======    ======    ======    ======        ======
TOTAL RETURN (%)(c)              33.4     18.1      19.3      18.4             33.4      18.0      19.3      18.5

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
 to Average Net Assets (%)(d)    2.57     2.43      2.41      2.37             2.57      2.43      2.41      2.37
Ratio of Net Investment
  Income to Average Net
  Assets (%)                    (1.08)   (1.11)    (0.89)    (0.99)           (1.08)    (1.11)    (0.89)    (0.99)
Portfolio Turnover Rate (%)       142      127       168       101              142       127       168       101
Net Assets, End of
  Period (000)               $220,017 $366,314  $462,034  $508,937          $45,672   $80,312   $94,412   $97,849

(a) The Fund commenced operations on December 29, 1995.
(b) Per Share net investment income (loss) has been calculated using the average shares outstanding during the year. (c) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST STAR WORLDWIDE FUND

                                                         CLASS A                                CLASS B
                                                   YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                             1996      1997      1998      1999      1996      1997      1998      1999
Net Asset Value, Beginning of Period (a)    $12.50    $14.40    $15.46              $12.50    $14.30    $15.23
                                            ------    ------    ------    ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (b)             (0.03)    (0.02)     0.01               (0.12)    (0.14)    (0.11)
Net Realized and Unrealized Gain
  (Loss) on Investments 2.11                  2.11      1.88      0.61                2.10      1.87      0.61
                                            ------    ------    ------    ------    ------    ------    ------    ------
Total from Investment Operations              2.08      1.86      0.62                1.98      1.73      0.50
                                            ------    ------    ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS
Distributions from Net Realized
  Capital Gains                              (0.18)    (0.76)     0.00               (0.18)    (0.76)     0.00
Distributions from Paid-in Capital            0.00     (0.04)     0.00                0.00     (0.04)     0.00
                                            ------    ------    ------    ------    ------    ------    ------    ------
Total Distributions                          (0.18)    (0.80)     0.00               (0.18)    (0.80)     0.00
                                            ------    ------    ------    ------    ------    ------    ------    ------
Net Asset Value, End of Period              $14.40    $15.46    $16.08              $14.30    $15.23    $15.73
                                            ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN (%)(c)                           16.7      12.7       4.0                15.9      11.9       3.3

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expensesv to Average
  Net Assets (%)                              2.58      2.07      2.09                3.33      2.82      2.84
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%)                     (0.21)    (0.12)     0.03               (0.96)    (0.87)    (0.72)
Portfolio Turnover Rate (%)                     57        80        84                  57        80        84
Net Assets, End of Period (000)            $68,509  $118,381  $106,763     15.9    $65,367  $123,467  $116,305


                                                                CLASS C
                                                           YEAR ENDED DECEMBER 31,
                                                     1996        1997        1998        1999
Net Asset Value, Beginning of Period (a)            $12.50      $14.31      $15.24
                                                    ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (b)                     (0.12)      (0.13)      (0.11)
Net Realized and Unrealized Gain
  (Loss) on Investments 2.11                          2.11        1.86        0.62
                                                    ------      ------      ------       ------
Total from Investment Operations                      1.99        1.73        0.51
                                                    ------      ------      ------       ------
LESS DISTRIBUTIONS
Distributions from Net Realized
  Capital Gains                                      (0.18)      (0.76)       0.00
Distributions from Paid-in Capital                    0.00       (0.04)       0.00
                                                    ------      ------      ------       ------
Total Distributions                                  (0.18)      (0.80)       0.00
                                                    ------      ------      ------       ------
Net Asset Value, End of Period                      $14.31      $15.24      $15.75
                                                    ======      ======      ======       ======
TOTAL RETURN (%)(c)                                   15.9       11.8          3.3

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
  Net Assets (%)                                      3.33        2.82        2.84
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%)                             (0.96)      (0.87)      (0.72)
Portfolio Turnover Rate (%)                             57          80          84
Net Assets, End of Period (000)                    $17,980     $26,137     $23,016

(a) The Fund commenced operations on December 29, 1995.
(b) Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.


GLOSSARY OF TERMS

BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP ANALYSIS -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

CAPITAL GAIN DISTRIBUTIONS -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

CREDIT RATING -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Group or Moody's Investors Service, Inc. Bonds with a credit rating of BBB or higher by S&P or Baa or higher by Moody's are generally considered investment grade.

DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

DISCOUNTED PRICE -- The difference between a bond's current market price and its face or redemption value.

DIVERSIFICATION -- The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or one sector of the market suffers losses.

DIVIDEND YIELD -- The current or estimated annual dividend divided by the market price per share of a security.

DURATION -- A measure of how much a bond's price fluctuates with changes in comparable interest rates.

EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, these analysts assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INCOME DISTRIBUTIONS -- Payments to shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

INFLATION -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE -- rate of interest charged for the use of money, usually expressed at an annual rate.

MARKET CAPITALIZATION -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

MATURITY -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) -- The market value of one share of a Fund on any given day without a front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

PRICE-TO-EARNINGS RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation
(i.e. earnings-to-price ratio).

PRICE-TO-BOOK RATIO -- Current market price of a stock divided by its book value, or net asset value of the stock.

QUALITATIVE ANALYSIS -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategy.

RETURN ON EQUITY -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends by the common stock equity (net worth) average for the accounting period. This tells common shareholders how effectively their money is being employed.

TARGET PRICE -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

TECHNICAL ANALYSIS -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

TOP-DOWN APPROACH -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

TOTAL RETURN -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

VALUE INVESTING -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices.
Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                     NOTES

                                     NOTES

IF YOU WOULD LIKE MORE INFORMATION ABOUT
 THE FUNDS, THE FOLLOWING DOCUMENTS ARE
      AVAILABLE FREE UPON REQUEST:


Annual and Semiannual Reports -- Provide
additional information about each Fund's
   investments. Each report includes a
 discussion of the market conditions and                          NVEST FUNDS
investment strategies that significantly                          STAR FUNDS
 affected the Fund's performance during
its last fiscal year. To reduce costs, we                  Nvest Star Small Cap Fund
  mail one copy per household. For more
 copies call Nvest Funds Distributor at                     Nvest Star Advisers Fund
            the number below.
                                                            Nvest Star Worldwide Fund
STATEMENT OF ADDITIONAL INFORMATION (SAI)
  -- Provides more detailed information                       Nvest Star Value Fund
about the Funds, has been filed with the
 Securities and Exchange Commission (the
   "SEC")and is incorporated into this
        Prospectus by reference.


 TO ORDER A FREE COPY OF A FUND'S ANNUAL
OR SEMIANNUAL REPORT OR ITS SAI, CONTACT
  YOUR FINANCIAL REPRESENTATIVE OR THE
                FUNDS AT:


      Nvest Funds Distributor, L.P.
           399 Boylston Street
       Boston, Massachusetts 02116
         Telephone: 800-225-5478
       Internet: www.nvestfunds.com

 Your financial representative or Nvest
 Funds will also be happy to answer your
 questions or to provide any additional
    information that you may require.


  You can review the Funds' reports and
SAIs at the Public Reference Room of the SEC. Text-only copies are available free from the Commission's Web site at:
              www.sec.gov.

  Copies of these publications are also
available for a fee by writing or calling
  the Public Reference Room of the SEC,
       Washington, D.C. 20549-6009

         Telephone: 800-SEC-0330


Nvest Funds Distributor, L.P., and other
 firms selling shares of Nvest Funds are
 members of the National Association of
  Securities Dealers, Inc. (NASD). As a
service to investors, the NASD has asked
that we inform you of the availability of
   a brochure on its Public Disclosure
 Program. The program provides access to
 information about securities firms and
  their representatives. Investors may
 obtain a copy by contacting the NASD at
  800-289-9999 or by visiting their Web
         site at www.NASDR.com.                   (Investment Company Act File No. 811-4323)
--------------------------------------------------------------------------------------------
                                                                  XR51-0200

[logo] NvestFunds(SM)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

NVEST
STOCK AND STAR FUNDS

[graphic omitted]


--------------------------------------------------------------------------------
CLASS Y SHARES OF:
LARGE-CAP EQUITY
 Nvest Capital Growth Fund
  Westpeak Investment Advisors, L.P.
 Nvest Growth Fund
  Capital Growth Management Limited Partnership
 Nvest Growth and Income Fund
  Westpeak Investment Advisors, L.P.
 Nvest Balanced Fund
  Loomis, Sayles & Company, L.P.
 Nvest International Equity Fund
  Loomis, Sayles & Company, L.P.
 Nvest Star Value Fund
  A multiple manager fund

SMALL-CAP EQUITY
 Nvest Star Small Cap Equity
  A multiple manager fund

ALL- CAP EQUITY
 Nvest Star Advisers Fund
  A multiple manager fund
 Nvest Star Worldwide
  A multiple manager fund
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Nvest Funds.


PROSPECTUS
May 1, 2000


WHAT'S INSIDE


[graphic omitted]   Goals, Strategies & Risks
                    Page 2
--------------------------------------------------------------------------------
[graphic omitted]   Fund Fees & Expenses
                    Page 28
--------------------------------------------------------------------------------
[graphic omitted]   Management Team
                    Page 31
--------------------------------------------------------------------------------
[graphic omitted]   Fund Services
                    Page 39
--------------------------------------------------------------------------------
[graphic omitted]   Fund Performance
                    Page 47
--------------------------------------------------------------------------------

Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478

TABLE OF CONTENTS


------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
------------------------------------------------------------------------------
Nvest Capital Growth Fund ............................................       2
Nvest Growth Fund ....................................................       4
Nvest Growth and Income Fund .........................................       6
Nvest Balanced Fund ..................................................       9
Nvest International Equity Fund ......................................      10
Nvest Star Small Cap Fund ............................................      12
Nvest Star Advisers Fund .............................................      16
Nvest Star Worldwide Fund ............................................      20
Nvest Star Value Fund ................................................      24

------------------------------------------------------------------------------
FUND FEES & EXPENSES
------------------------------------------------------------------------------
Fund Fees & Expenses .................................................      28

------------------------------------------------------------------------------
MORE ABOUT RISK
------------------------------------------------------------------------------
More About Risk ......................................................      30

------------------------------------------------------------------------------
MANAGEMENT TEAM
------------------------------------------------------------------------------
Meet the Funds' Investment Advisers and Subadvisers ..................      31
Meet the Funds' Portfolio Managers ...................................      33

------------------------------------------------------------------------------
FUND SERVICES
------------------------------------------------------------------------------
It's Easy to Open an Account .........................................      39
Buying Shares ........................................................      40
Selling Shares .......................................................      41
Selling Shares in Writing ............................................      42
Exchanging Shares ....................................................      43
Restrictions on Buying, Selling and Exchanging Shares ................      43
How Fund Shares Are Priced ...........................................      44
Dividends and Distributions ..........................................      45
Tax Consequences .....................................................      45
Compensation to Securities Dealers ...................................      46

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------
Nvest Capital Growth Fund ............................................      47
Nvest Growth Fund ....................................................      48
Nvest Growth and Income Fund .........................................      49
Nvest Balanced Fund ..................................................      50
Nvest International Equity Fund ......................................      51
Nvest Star Small Cap Fund ............................................      52
Nvest Star Advisers Fund .............................................      53
Nvest Star Worldwide Fund ............................................      54
Nvest Star Value Fund ................................................      55
Glossary of Terms ....................................................      56


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in a Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  --------------------------            Stability Income Growth
                  NVEST CAPITAL GROWTH FUND             -----------------------
                                                   High                   X
ADVISER:    Nvest Funds Management, L.P.               --------- ------ ------
            ("Nvest Mangement")                    Mod.    X
                                                       --------- ------ ------
SUBADVISER: Westpeak Investment Advisors, L.P.     Low              X
            ("Westpeak")

MANAGER:    Gerald H. Scriver

CATEGORY:   Large-Cap Equity


INVESTMENT GOAL
The Fund seeks long-term capital growth.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT  STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in common stock of U.S. medium and large capitalization companies in any industry.

Westpeak constructs a portfolio of reasonably-priced growth stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on characteristics such as:

x    earnings-to-price ratios
x    earnings growth rates
x    positive earnings surprises
x    book-to-price ratios

In selecting investments for the Fund's portfolio, Westpeak employs the following strategy:

o It starts with the Russell 3000 Growth Index of about 1,800 stocks and generally eliminates stocks of companies below a $500 million market capitalization threshold. This creates an overall valuation universe of about 1,200 stocks, with approximately 90% from the Russell 1000 Growth Index (comprised of large and medium capitalization companies) and 10% from the Russell 2000 Growth Index (comprised of small capitalization companies).

o Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth and value characteristics.

o All of the stocks are then screened using Wall Street analysts' projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's potential earnings revisions and "positive earnings surprises"(whether its business has the potential to improve in the near future).

o The final step is to calculate a "composite rank" for each stock by combining their fundamental and expectation ranks and to evaluate whether to buy, sell or hold a stock by comparing its composite rank to those of other stocks on a stock valuation matrix.

o The desired result is a portfolio of 75 to 125 stocks that Westpeak believes will produce the highest long-term returns consistent with the Fund's risk parameters.

The Fund may:

o    Hold up to 10% of its assets in smaller capitalization companies.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

     A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.

EVALUATING THE FUND'S PAST PERFORMANCE


The bar chart and table shown below give an indication of the risks of investing in Nvest Capital Growth Fund. The returns shown are those of the Fund's Class A, B and C shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they would be invested in the same portfolio of securities as the Class A, B and C shares and would only differ to the extent that the classes do not have the same expenses. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment principles for periods prior to February 16, 1998.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                         (total return)
                  1993                         7.9%
                  1994                        -1.6%
                  1995                        30.7%
                  1996                        17.1%
                  1997                        17.2%
                  1998                        29.0%


/\ Highest Quarterly Return:     , up     %
\/ Lowest Quarterly Return:     , down     %

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception, if shorter) compared to those of the Russell 1000 Growth Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. They are also compared to the Lipper Multi-Cap Growth Fund and Morningstar Large Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Multi-Cap Growth Fund and Morningstar Large Growth Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December                                   SINCE
  31, 1999)                          PAST 1 YEAR   PAST 5 YEARS  INCEPTION
-------------------------------------------------------------------------------
Nvest Capital Growth Fund: Class A
  (inception 8/3/92)                         %             %           %
  Russell 1000 Growth Index                  %             %           %
  Lipper Multi-Cap Growth Fund Average
    (calculated from 8/6/92)                 %             %           %
  Morningstar Large Growth Average
    (calculated from 7/31/92)                %             %           %

Nvest Capital Growth Fund: Class B
  (inception 9/13/93)                        %             %           %
  Russell 1000 Growth Index                  %             %           %
  Lipper Multi-Cap Growth Fund Average
    (calculated from 9/30/93)                %             %           %
  Morningstar Large Growth Average
   (calculated from 9/30/93)                 %             %           %

Nvest Capital Growth Fund: Class C
  (inception 12/30/94)                       %                         %
  Russell 1000 Growth Index                  %                         %
  Lipper Multi-Cap Growth Fund Average       %                         %
  Morningstar Large Growth Average           %                         %
--------------------------------------------------------------------------------


For the expenses of Class Y shares, see the section entitled "Fund Fees and Expenses."

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  ---------------------------           Stability Income Growth
                  NVEST GROWTH FUND                     -----------------------
                                                   High                   X
                                                       --------- ------ ------
                                                   Mod.
                                                       --------- ------ ------
ADVISER:    Capital Growth Management Limited      Low     X       X
            Partnership ("CGM")


MANAGER:    G. Kenneth Heebner                      TICKER SYMBOL:    CLASS Y
                                                                     ---------
CATEGORY:   Large-Cap Equity                                           NEGYX

INVESTMENT GOAL
The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all of its assets in equity securities. The Fund will generally invest in common stock of large capitalization companies that CGM expects will grow at a faster rate than the United States economy. When market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

x    well-established with records of above-average growth
x    promise of maintaining their leadership positions in their industries
x likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM will generally employ the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may:
o    Invest in foreign securities.

o    Invest in other investment companies.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund.

INVESTMENTS IN OTHER INVESTMENT COMPANIES: May incur extra costs in addition to its own expenses.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.

EVALUATING THE FUND'S PAST PERFORMANCE


The bar chart and table shown below give an indication of the risks of investing in Nvest Growth Fund. The returns shown are those of the Fund's Class A, B and C shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they would be invested in the same portfolio of securities as the Class A, B and C shares and would only differ to the extent that the classes do not have the same expenses. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B and C shares differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                         (total return)
                  1990                        5.1%
                  1991                       56.7%
                  1992                       -6.6%
                  1993                       11.3%
                  1994                       -7.1%
                  1995                       38.1%
                  1996                       20.9%
                  1997                       23.5%
                  1998                       33.4%
                  1999                           %


/\ Highest Quarterly Return:     , up     %
\/ Lowest Quarterly Return:     , down     %

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception, if shorter) compared to those of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. They are also compared to the Lipper Large-Cap Core Fund and Morningstar Large Blend Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Large-Cap Core Fund Average and Morningstar Large Blend Average returns have been adjusted for these expenses but do not reflect any sales charges.


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
  December 31, 1999)                  Past 1 Year   Past 5 Years  Past 10 Years
-------------------------------------------------------------------------------- *Since inception

Nvest Growth Fund: Class A
  (inception 11/27/68)                       %             %            %
  S&P 500                                    %             %            %
  Lipper Large-Cap Core Fund Average         %             %            %
  Morningstar Large Blend Average            %             %            %

Nvest Growth Fund: Class B
  (inception 2/28/97)                        %             %*
  S&P 500                                    %             %*
  Lipper Large-Cap Core Fund Average         %             %*
  Morningstar Large Blend Average            %             %*

Nvest Growth Fund: Class C
  (inception 9/1/98)                         %*
  S&P 500                                    %*
  Lipper Large-Cap Core Fund Average
    (calculated from 8/31/98)                %*
  Morningstar Large Blend Average
    (calculated from 8/31/98)                %*
--------------------------------------------------------------------------------
For the expenses of Class Y shares, see the section entitled "Fund Fees &
Expenses."

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  --------------------------            Stability Income Growth
                  NVEST GROWTH                          -----------------------
                    AND INCOME FUND                High                   X
                                                       --------- ------ ------
ADVISER:    Nvest Funds Management, L.P.           Mod.    X
            ("Nvest Mangement")                        --------- ------ ------
                                                   Low              X
SUBADVISER: Westpeak Investment Advisors, L.P.
            ("Westpeak")


MANAGER:    Gerald H. Scriver                        TICKER SYMBOL:     CLASS Y
                                                                        -------
CATEGORY:   Large-Cap Equity                                             NEOYX

INVESTMENT GOAL
The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all its assets in common stock of large capitalization companies in any industry.

Westpeak constructs a portfolio of recognizable, reasonably-priced growth stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the characteristics that Westpeak feels are most likely to be rewarded by the market in the period ahead. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on characteristics such as:

x    earnings-to-price ratios
x    earnings growth rates
x    positive earnings surprises
x    book-to-price ratios
x    dividend yield

In selecting investments for the Fund, Westpeak employs the following strategy:

o It starts with an initial universe of approximately 1,300 stocks of large capitalization companies and generally eliminates stocks of companies below a $1.4 billion market capitalization threshold. This creates an overall universe of about 900 stocks.

o Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth and value characteristics.

o All of the stocks are then screened using Wall Street analysts' projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's potential earnings revisions and "positive earnings surprises"(whether its business has the potential to improve in the near future).

o The final step is to calculate a "composite rank" for each stock by combining their fundamental and expectation ranks and to evaluate whether to buy, sell or hold a stock by comparing its composite rank to those of other stocks on a stock valuation matrix;

o The desired result is a portfolio of 75 to 150 stocks, with a dividend yield that approximates that of the Standard & Poor's Composite Rank of 500 Stocks ("S&P 500"), which Westpeak believes will produce the highest long-term returns consistent with the portfolio's risk parameters.

The Fund may:

o Invest in foreign securities traded in U.S. markets (through American Depository Receipts ("ADRs") or stocks sold in U.S. dollars).

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

FOREIGN SECURITIEs: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

EVALUATING THE FUND'S PAST PERFORMANCE


The bar chart and table shown below give an indication of the risks of investing in Nvest Growth and Income Fund. The returns shown are those of the Fund's Class C shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they would be invested in the same portfolio of securities as the Class C shares and would only differ to the extent that the classes do not have the same expenses. The Fund also offers Class A and B shares in a separate prospectus. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on May 1, 1995. This chart and table reflect results achieved by the previous subadviser using different investment principles for periods prior to May 1, 1995.


The bar chart shows the Fund's total returns for Class C shares since its first full year of operations. The returns for Class A, B and Y shares differ from the Class C returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                         (total return)
                  1996                       16.3%
                  1997                       32.6%
                  1998                       22.9%
                  1999                           %


/\ Highest Quarterly Return:     , up     %
\/ Lowest Quarterly Return:    , down     %

The table below shows the Fund's Class C shares average annual total returns for the one-year and since-inception periods compared to those of the S&P 500, a market value-weighted, unmanaged index of common stock prices of 500 selected stocks. They are also compared to the Lipper Multi-Cap Core Fund and Morningstar Large Value Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Multi-Cap Core Fund Average and Morningstar Large Value Average returns have been adjusted for these expenses but do not reflect any sales charges.


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
  December 31, 1999)                             Past 1 Year   Since Inception
-------------------------------------------------------------------------------
 Nvest Growth and Income Fund: Class C
 (inception 5/1/95)                                      %              %
-------------------------------------------------------------------------------
      S&P 500                                            %              %
-------------------------------------------------------------------------------
      Lipper Multi-Cap Core Fund Average
       (calculated from 4/30/95)                         %              %
-------------------------------------------------------------------------------
      Morningstar Large Value Average
       (calculated from 4/30/95)                         %              %
-------------------------------------------------------------------------------


For the expenses of Class Y shares, see the section entitled "Fund Fees and Expenses."

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST BALANCED FUND                   -----------------------
                                                   High
ADVISER:    Nvest Funds Management, L.P.               --------- ------ ------
            ("Nvest Mangement")                    Mod.     X       X      X
                                                       --------- ------ ------
SUBADVISER: Loomis, Sayles & Company, L.P.         Low
            ("Loomis Sayles")
                                                    TICKER SYMBOL:    CLASS Y
MANAGERS:   Equity (Value Component): Jeff Wardlow                   ----------
            and Gregg Watkins                                          NEBYX
            Equity (Growth Component): Mark Baribeau,
            Pamela Czekanski, Richard Skaggs
            Fixed Income: John Hyll


CATEGORY:   Large-Cap Equity

INVESTMENT GOAL
The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

INVESTMENT STRATEGIES

Generally, the Fund will invest appoximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities. Nvest Management allocates capital invested in the Fund's equity securities equally between a growth and a value component. The Fund principally invests in common stocks of quality, large capitalization companies of any industry and investment grade bonds. Loomis Sayles uses a flexible approach to seek investments with the following characteristics, although not all of the companies selected will have these attributes:

EQUITY SECURITIES - VALUE COMPONENT:

x discounted price compared to its current value x below-average price-to-earnings ratios x competitive current and estimated dividend yield x attractive 5-year estimated earnings growth


EQUITY SECURITIES - GROWTH COMPONENT:
x large to mid-market capitalization
x leading positin within industry
x superior earnings growth potential
x undervalued ralative to future growth prospects

FIXED-INCOME SECURITIES:
x greater yield-to-maturity than appropriate benchmarks x maturities typically between 1 and 30 years x controlled duration variance compared to index


In order to maintain a balanced, flexible portfolio of investments, Loomis Sayles employs the following strategy:

o Depending on Loomis Sayles' view of the economic outlook, the Fund may invest more heavily in either equity or fixed-income securities. However, the Fund will always invest a minimum of 50% of its assets in equity securities and a minimum of 25% of its assets in fixed-income securities.


o For the value component, it selects stocks from a universe of approximately 1,400 companies, primarily those with a market capitalization in excess of $2 billion. It then uses a proprietary valuation model to rank stocks based on valuation, earnings estimate revisions and quality. Fundamental research is then used to identify what Loomis Sayles believes are the most attractive 60 to 75 stocks for purchase by the Fund.

o For the growth component, Loomis Sayles selects stocks from a universe of approximately 500 companies, primarily those with a large to mid-market capitalization (currently in excess of $5 billion.) It then uses fundamental analysis to identify companies with leading market positions. Valuation analysis follows to find undervalued companies with positive growth catalysts. Portfolio construction then balances opportunities with risks to produce a portfolio of about 50 stocks.


o It selects bonds by placing a greater emphasis on security and sector selection than interest rate anticipation. It conducts extensive research and credit analysis of over 600 corporate issuers and assigns each a proprietary rating. It combines these ratings with internal policy limitations to select bonds for the Fund.

o Loomis Sayles will sell a stock when its price objective has been attained, its fundamentals deteriorate or when more attractive opportunities are identified. It sells bonds depending on expected credit deterioration or when it identifies other securities with better total returns going forward.

The Fund may also invest in:


o    Foreign securities.

o    Rule 144A securities.


o    Mortgage- and asset-backed securities.

o    Zero-coupon bonds and when-issued securities.

o Money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks may react differently to issuer, political, market and economic developments than other types of stocks and the market as a whole. Growth stocks tend to be more expensive relative to their underlying earnings or assets compared to other types of stocks and as a result, tend to be sensitive to changes in their earnings and more volatile than other types of stocks.


FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidy risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

MORTGAGE- AND ASSET-BACKED SECURITIES: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Balanced Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares. The returns for the Class A, B and C shares are generally lower than the Class Y returns shown in the bar chart because of the sales charges and higher expenses of those classes.

                         (total return)

                  1995                       26.8%
                  1996                       17.6%
                  1997                       18.1%
                  1998                        8.6%
                  1999                           %


/\ Highest Quarterly Return:     , up     %
\/ Lowest Quarterly Return:     , down     %

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of a blend of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") and the Lehman Government/ Corporate Bond Index ("S&P/Lehman G/C Blend"). This index is represented by a 65% weighting in the S&P 500 and a 35% weighting in the Lehman G/C Index. Indices are rebalanced to 65% / 35% at the end of each year. The returns are also compared to the Lipper Balanced Fund and Morningstar Domestic Hybrid Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The S&P/Lehman G/C Blend returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Lipper Balanced Fund Average and the Morningstar Domestic Hybrid Average returns have been adjusted for these expenses.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ended December 31, 1999)   PAST 1 YEAR   PAST FIVE YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------------------
Nvest Balanced Fund: Class Y (inception 3/8/94)         %               %                 %
      S&P/Lehman G/C Blend
        (Lehman calculated from 3/31/94)                %               %                 %
      Lipper Balanced Fund Average
        (calculated from 3/31/94)                       %               %                 %
      Morningstar Domestic Hybrid Average
        (calculated from 3/31/94)                       %               %                 %
------------------------------------------------------------------------------------------------


*For actual past expenses of Class Y shares, see the section entitled "Fund Fees and Expenses."

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST INTERNATIONAL EQUITY            -----------------------
                    FUND                           High                   X
                                                       --------- ------ ------
ADVISER:    Nvest Funds Management, L.P.           Mod.
           ("Nvest Management")                        --------- ------ ------
                                                   Low     X        X
SUBADVISER: Loomis, Sayles & Company, L.P.
            ("Loomis Sayles")


MANAGERS:   Alexander Muromcew, John Tribolet and     TICKER SYMBOL:  CLASS Y
            Eswar Menon                                               -------
                                                                       NEIYX

CATEGORY:   Large-Cap Equity


INVESTMENT GOAL
The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest primarily in equity securities of companies headquartered outside of the United States. The Fund will hold securities from at least 3 different countries including those within emerging markets. The Fund will focus on securities with large market capitalization but may invest in securities with any size capitalization.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions, while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.


The Fund may:

o Engage in active and frequent trading of its securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower your return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

INVESTMENT RISKS
EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest International Equity Fund. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to February 14, 1997.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares. The returns for Class A, B and C shares are generally lower than the Class Y returns shown in the bar chart because of the sales charges and higher expenses of those classes.

                  1994                        8.9%
                  1995                        6.6%
                  1996                        4.0%
                  1997                       -6.7%
                  1998                        7.3%
                  1999                           %


/\ Highest Quarterly Return:     , up      %
\/ Lowest Quarterly Return:     , down     %

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index ("EAFE"), an arithmetical average of the performance of over 1,000 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The returns are also compared to the Lipper International Fund and Morningstar Foreign Stock Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Lipper International Fund Average and the Morningstar Foreign Stock Average returns have been adjusted for these expenses.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                             SINCE
(for the periods ended December 31, 1999)  PAST 1 YEAR  PAST 5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Nvest International Equity Fund: Class Y
  (inception 9/9/93)                             %             %             %
  MSCI EAFE                                      %             %             %
  Lipper International Fund Average
    (calculated from 9/30/93)                    %             %             %
  Morningstar Foreign Stock Average
    (calculated from 9/30/93)                    %             %             %
--------------------------------------------------------------------------------


For actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST STAR SMALL CAP FUND             -----------------------
                                                   High                   X
ADVISER:    Nvest Funds Management, L.P.               --------- ------ ------
            ("Nvest Management")                   Mod.
                                                       --------- ------ ------
SUBADVISER: Harris Associates L.P.                 Low    X        X
            ("Harris Associates")


            RS Investment Management, L.P.
            ("RS Investment Management")

            Montgomery Asset Management, LLC
            (Montgomery")

CATEGORY:   Small-Cap Equity


INVESTMENT GOAL
The Fund seeks capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES
The Fund seeks to attain its goal by investing primarily in equity securities of small capitalization companies. The Fund's potential investment universe includes companies whose total market capitalization, at the time of purchase, falls within the range of the Russell 2000 Index. The Fund may, however, invest in companies with larger capitalizations.


Nvest Management allocates capital invested in the Fund equally among the four subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. Although the Fund primarily invests in equity securities, it may also:


o Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower-quality debt securities.

o    Invest in convertible preferred stock and convertible debt securities.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality fixed-income securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. Such positions may prevent the Fund from achieving its goal.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and higher levels of taxable capital gains, which may lower your return.

o    Invest in real estate investment trusts ("REITs").

o    Enter into options, futures and currency hedging transactions.

For more detailed information on each subadviser's investment strategies please refer to the section entitled "Star Small Cap Fund -- More On Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

PRINCIPAL INVESTMENT RISKS OF THE STAR SMALL CAP FUND
EQUITY SECURITIEs: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which may adversely affect the value of the portfolio.

FOREIGN SECURITIEs: May be affected by foreign currency fluctuations, higher volatility than U.S securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

FIXED-INCOME SECURITIEs: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Star Small Cap Fund. The returns shown are those of the Fund's Class A, B and C shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they would be invested in the same portfolio of securities as the Class A, B and C shares and would only differ to the extent that the classes do not have the same expenses. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The return for Class B and C shares differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                         (total return)

                  1997                       27.0%
                  1998                        2.1%
                  1999                           %


/\  Highest Quarterly Return:     , up     %
\/  Lowest Quarterly Return:     , down     %

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Russell 2000 Index, a market value-weighted, unmanaged index of small company common stocks. The returns are also compared to the Lipper Small-Cap Growth Fund and Morningstar Small Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund, as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Small-Cap Growth Fund and Morningstar Small Growth Average returns have been adjusted for these expenses but do not reflect any sales charges.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                     *The inception date of the Fund's
     (for the periods ended December 31, 1999)   PAST 1 YEAR   SINCE INCEPTION*  Class A, B and C shares is
-------------------------------------------------------------------------------- December 31, 1996.
  Nvest Star Small Cap Fund: Class A                    %               %
  Nvest Star Small Cap Fund: Class B                    %               %
  Nvest Star Small Cap Fund: Class C                    %               %
      Russell 2000 Index                                %               %
      Lipper Small-Cap Growth Fund Average              %               %
      Morningstar Small Growth Average                  %               %
--------------------------------------------------------------------------------

For the expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Goals, Strategies & Risks
                  -------------------------
                  STAR SMALL CAP FUND
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is divided among four different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

HARRIS ASSOCIATES

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore it uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           || Discounted share price compared to "true business value"

                           || Positive free cash flow

                        || Competitive return on equity

                       || High level of insider ownership

                     || Favorable earnings growth potential

In making investment decisions for its segment of the Fund, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are repeatedly adjusted to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for its segment of the Fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

LOOMIS SAYLES

Under normal market conditions, Loomis Sayles will invest at least 65% of its segment's total assets in equity securities of companies with market capitalizations that, at the time of purchase, fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels.

This segment of the Star Small Cap Fund focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a bottom-up approach that Loomis Sayles believes emphasizes companies which possess the best growth prospects. Loomis Sayles uses this approach to identify companies with the following characteristics, although not all of the companies selected will have these attributes:

          || New and/or distinctive products, technologies or services

       || Expected growth of at least 20% per year driven by strong sales and improving profitability

     || Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:

o It begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range of those companies constituting the Russell 2000 Index.

o Next, the portfolio managers with the assistance and guidance of the Loomis Sayles' analysts evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.

o Once Loomis Sayles determines that a company may have the potential for earnings growth and rising profitability, it considers that company's stock for purchase. This process includes analysis of the company's income statements and balance sheets, an assessment of the quality of its management team as well as the company's competitive position.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio of small cap growth securities. The portfolio's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near term earnings prospects, positions will be reduced. Under normal market conditions, the portfolio remains fully invested with less than 5% of its assets held as cash.

o Investments are continuously monitored by the Loomis Sayles small cap growth team. Any erosion in the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities are sold when they are no longer deemed to be small cap -- typically when the market capitalization of the company exceeds $2 billion. Finally, stocks may be sold if a better opportunity is identified by the portfolio managers.

RS INVESTMENT MANAGEMENT
RS Investment Management pursues the Fund's objective by selecting securities for its segment based on a flexible, research driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one to three year time horizon. The catalysts that spur growth in these small companies may consist of:

              || A new product launch    || A new management team

    || Expansion into new markets     || Realization of undervalued assets

In making investment decisions, RS Investment Management generally employs the following methods:

o RS Investment Management begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o It identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investment Management evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources and management's intended use of cash.

o RS Investment Management will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investment Management make a decision to buy a particular stock.

o RS Investment Management considers selling or initiating the sell process when:

      - A stock has reached the price objective set by RS Investment Management.

      - A stock declines 15% from the original purchase price. If this occurs, RS Investment Management will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.
      - Negative fundamental changes occur relating to management, product definition or economic environment.
      - More attractive opportunities are identified.

MONTGOMERY
Montgomery seeks capital appreciation by investing in growth-oriented U.S. small capitalization companies whose stock price appears to be undervalued relative to their growth potential. Potential investments are rigorously analyzed and subjected to the following three steps of its investment process:

        || Quantitative screen identifying growth-oriented companies with improving business fundamentals

        || Fundamental analysis to determine the long-term sustainability of the company's growth characteristics

  || Valuation to ensure that the company's growth prospects have not yet been discovered by the market

In making investment decisions, Montgomery generally employs the following methods:


o Montgomery uses a quantitative screen to identify growth oriented companies. This screening process provides the means for narrowing a very large universe of companies to a smaller universe of companies which display the characteristics that Montgomery desires. Montgomery begins with a database of over 2,000 companies which is continuously updated with the most current financial information on such companies. After identifying those companies with the market capitalizations desired (generally less than $1.5 billion), Montgomery's proprietary interface allows it to quickly visualize changes in revenue and earnings growth and generate a research pipeline of companies that appear to have improving business fundamentals.


o Once those companies displaying desirable quantitative characteristics are identified, Montgomery performs fundamental analysis to validate the nature and sustainability of the observed trends in revenues and earnings.

o Montgomery uses several valuation measures for those companies that pass both the quantitative screen and the qualitative analysis. Montgomery compares each company's price-to- earnings ratio to its earnings-per-share growth rate. It invests in companies selling at substantial discounts to their earnings growth rates and sells its investments in companies trading at a premium to their earnings growth rates. Montgomery also compares each company's price-to-earnings, price-to-sales and price-to-cash flow ratios to its industry group. Each investment selected by Montgomery must be inexpensive versus its internal growth rate on an absolute basis and relative to its peer group.

o Investments are continuously monitored by analysts and portfolio managers. The analysts along with portfolio managers will evaluate the companies to determine whether they continue to possess the fundamental characteristics for growth which made them a candidate for purchase originally.

o Montgomery will sell a stock when its return objective has been achieved and the stock is no longer attractive on a valuation basis. Earnings disappointments, fundamental outlook deterioration and more appealing investment opportunities also trigger sell decisions.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST STAR ADVISERS FUND              -----------------------
                                                    High                   X
ADVISER:     Nvest Funds Management, L.P.               --------- ------ ------
             ("Nvest Mangement")                    Mod.
                                                        --------- ------ ------
SUBADVISERS: Harris Associates L.P.                 Low    X         X
             ("Harris Associates")
                                                    TICKER SYMBOL:     CLASS Y
             Loomis, Sayles & Conpany, L.P.                            --------
             ("Loomis Sayles")                                          NESYX

             Janus Capital Corporation ("Janus")

             Kobrick Funds LLC ("Kobrick")

CATEGORY:    All-Cap Equity

INVESTMENT GOAL


The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest substantially all of its assets in equity securities. Nvest Management allocates capital invested in the Fund equally among the four subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. Although the Fund primarily invests in equity securities, it may also:


o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets.

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o    Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and higher levels of taxable capital gains, which may lower your return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

o    Invest in convertible preferred stock and convertible debt securities.

o Enter into options, futures, swap contracts and currency hedging transactions.

For more detailed information on each subadviser's investment strategies please refer to the section entitled "Star Advisers Fund -- More On Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

PRINCIPAL INVESTMENT RISKS OF THE STAR ADVISERS FUND


EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies. With special situation companies, the primary risk is that they may not achieve their expected value because events do not materialize as anticipated.


FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.


EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in Nvest Star Advisers Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares. The returns for Class A, B and C shares are generally lower than the Class Y returns shown in the bar chart because of the sales charges and higher expenses of those classes.

                         (total return)
                  1995                        34.8%
                  1996                        19.6%
                  1997                        20.5%
                  1998                        19.6%
                  1999                            %


/\ Highest Quarterly Return:     , up     %
\/ Lowest Quarterly Return:     , down     %

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. The returns are also compared to the Lipper Multi-Cap Growth Fund and Morningstar Mid Cap Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Lipper Multi-Cap Growth Fund Average and Morningstar Mid Cap Growth Average returns have been adjusted for these expenses.

---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
  (for the periods ended December 31, 1999)        PAST 1 YEAR   PAST FIVE YEARS    SINCE INCEPTION
---------------------------------------------------------------------------------------------------
Nvest Star Advisers Fund: Class Y
 (inception 11/15/94)                                     %             %                     %
      S&P 500                                             %             %                     %
      Lipper Multi-Cap Growth Fund Average
       (calculated from 11/30/94)                         %             %                     %
      Morningstar Mid Cap Growth Average
       (calculated from 11/30/94)                         %             %                     %
---------------------------------------------------------------------------------------------------


For the actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses." Ticker Symbol: Class Y

[graphic omitted] Goals, Strategies & Risks
                  -------------------------
                  STAR ADVISERS FUND -
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is divided among four different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

HARRIS ASSOCIATES

The segment of the Star Advisers Fund managed by Harris Associates will invest primarily in common stock of large capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value."

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore it uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           || Discounted share price compared to "true business value"

                           || Positive free cash flow

                        || Competitive return on equity

                       || High level of insider ownership

                     || Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are adjusted periodically to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for this segment of the Fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

LOOMIS SAYLES


The segment of the Star Advisers Fund managed by Loomis Sayles will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalization of those companies constituting the Russell 2500 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing both undervalued securities and securities with significant growth potential. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics relative to those companies constituting the Russell 2500 Index:


       || Above average growth rates   || Higher than average cash flows
           || Low price-to-earnings ratio   || Strong balance sheets


Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It will also invest a smaller portion of the segment's assets in companies which it believes are undergoing a "special situation" or turnaround. These types of companies may have experienced significant business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.


In making investment decisions, Loomis Sayles generally employs the following methods:


o It begins with a universe of approximately 3,000 companies, identified through the intensive research of Loomis Sayles analysts. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

o Next, the portfolio managers with the assistance and guidance of the Loomis Sayles analysts put the companies through several screens to determine which companies provide the best earnings growth potential while at the same time appear to be the most undervalued by the market relative to the Russell 2500 Index.


o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio across many economic sectors so that the portfolio is protected against the inherent volatility of small capitalization companies.

o Investments are continuously monitored by analysts and portfolio managers. The analysts and portfolio managers will evaluate the companies as to whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.

o Loomis Sayles will sell a position when earnings growth falls below the market average, when the fundamental outlook is deteriorating or when other more favorable opportunities arise.

JANUS
The segment of the Star Advisers Fund managed by Janus will invest substantially all of its assets in common stocks of companies in the U.S. and foreign (including emerging) markets. Janus takes a bottom-up approach in managing its segment of the Fund which means that it seeks to identify individual companies with good earnings growth potential that may not be recognized by the market at large. Although themes may emerge, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for this segment of the Fund. Generally, Janus seeks companies which, in Janus' opinion, possess the following attributes:

             || Strong competitive position in a particular industry

                || Secure current and expected financial position

                     || Proven and capable management teams

      || Attractive valuations relative to growth prospects and peer group

          || High return on equity   || Special situation or catalyst

In making investment decisions, Janus employs the following methods:


o Janus' analysis and selection process focuses on stocks that, in its opinion, possess earnings growth potential that may not be recognized by the market.


o Janus does not focus on particular market capitalization. The companies it selects to include in its segment may be of any size, including large, well-established companies as well as medium and smaller emerging growth companies.

o During its selection process, Janus may also look for "special situation" companies. A special situation may include significant changes in a company's allocation of existing capital, a restructuring of assets or a redirection of free cash flows. Special situations may also exist where there is a change in a company's management or business strategy.

o Investments are continuously monitored by analysts and portfolio managers. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for purchase originally.

o Janus will generally sell a position when earnings growth falls below the market average, the fundamental outlook is deteriorating or when other more appealing investment opportunities arise.


KOBRICK

The segment of the Star Advisers Fund managed by Kobrick will, under normal conditions, invest substantially in equity securities of companies with small, medium and large capitalizations, including those Kobrick believes are undervalued special situations and emerging growth companies. This approach provides Kobrick with flexibility to emphasize in the Fund companies with different capitalizations as market conditions change. Kobrick considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. Kobrick's bottom-up approach utilizes fundamental and qualitative analysis to select individual companies, not sectors, with the greatest potential for growth. In selecting investments for the Fund, Kobrick generally seeks companies in a wide variety of industries and considers a variety of factors, including any one or more of the following:

                 || The strength of a company's management team

       || Expected growth in earnings      || Relative financial condition

                  || Competitive position and business strategy

                          || Entrepreneurial character

              || New or innovative products, services or processes

In making investment decisions, Kobrick employs the following four-part investment approach:

o Screening: Kobrick analyzes thousands of companies in order to find a select group that has the potential to meet its buy disciplines described below. Many of the companies within this group are special situation companies which, because of unique circumstances, such as an ability to fill a particular niche, are attractive investments.

o Portfolio Construction: Kobrick applies buy disciplines which emphasize strong management, compelling valuations and high earnings growth. At the core of this approach is regular contact with a company's management team to assess its ability to execute the company's strategy. Kobrick considers potential risk in selecting securities to construct a diversified portfolio that limits volatility.

o Portfolio Supervision: Kobrick closely monitors each holding in the Fund's portfolio to determine whether it continues to possess the factors identified when the original investment was made. This process includes continuous review of absolute and relative valuations, evaluation of management's execution of the company's strategy and assessment of the company's prospects relative to the overall economic, political and financial environment.

o Portfolio Realignment: Kobrick will generally sell a position when its target price, which is continuously evaluated, is reached, when there is a change in a company's management or strategy, or when a company fails to execute its strategy.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST STAR WORLDWIDE FUND             -----------------------
                                                    High                   X
ADVISER:     Nvest Funds Management, L.P.               --------- ------ ------
             ("Nvest Mangement")                    Mod.
                                                        --------- ------ ------
SUBADVISERS: Harris Associates L.P.                 Low    X         X
             ("Harris Associates")

             Loomis, Sayles & Company, Inc.
             ("Loomis Sayles")


             Montgomery Asse Management LLC
             ("Montgomery")

CATEGORY:    All-Cap Equity

INVESTMENT GOAL
The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

INVESTMENT STRATEGIES
The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is a global mutual fund, which means that it will seek to invest in equity securities traded on foreign stock markets as well as the markets of the United States. Foreign markets represent two-thirds of the value of all stocks traded in the world and offer opportunities for investment in addition to those found in the United States. Foreign markets may be located in large, developed countries such as Great Britain or in smaller, developing markets like Singapore.


Nvest Management allocates capital invested in the Fund equally among its four segments which are managed by the three subadvisers listed above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy.


Aside from investing primarily in equity securities of foreign and domestic companies, the Fund may:

o Enter into options, futures, swap contracts and currency hedging transactions.

o Invest up to 35% of its assets in fixed-income securities, including government bonds and lower-quality debt securities.

o    Invest in convertible preferred stock and convertible debt securities.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. Such positions may prevent the Fund from achieving its goal.

o    Invest in real estate investment trusts ("REITs").

For more detailed information on each subadviser's investment strategies please refer to the section entitled "Star Worldwide Fund -- More On Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

PRINCIPAL INVESTMENT RISKS OF THE FUND

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a securities value as a result of changes in interest rate. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.


EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in Nvest Star Worldwide Fund. The returns shown are those of the Fund's Class A, B and C shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they would be invested in the same portfolio of securities as the Class A, B and C shares and would only differ to the extent that the classes do not have the same expenses. The Fund's past performance does not necessarily indicate how it will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class B and C shares differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                          (total return)
                  1996                        16.7%
                  1997                        12.7%
                  1998                         4.0%
                  1999                            %


/\  Highest Quarterly Return:     , up     %
\/  Lowest Quarterly Return:     , down     %


The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world. The returns are also compared to the Lipper Global Fund and Morningstar World Stock Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The MSCI World Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Global Fund Average and Morningstar Worldstock Average returns have been adjusted for these fees but do not reflect sales charges.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                                    *The inception date of the
  (for the periods ended December 31, 1999)        PAST 1 YEAR  SINCE INCEPTION* Fund's Class A, B and C shares
-------------------------------------------------------------------------------- is December 29, 1995.
Nvest Star Worldwide Fund: Class A                         %             %
Nvest Star Worldwide Fund: Class B                         %             %
Nvest Star Worldwide Fund: Class C                         %             %
     MSCI World Index                                      %             %
     Lipper Global Fund Average                            %             %
     Morningstar World Stock Average                       %             %
--------------------------------------------------------------------------------


For the expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

[graphic omitted] Our Goals, Strategies & Risks
                  -------------------------
                  STAR WORLDWIDE FUND -
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is divided among three different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.


HARRIS ASSOCIATES -- U.S. SEGMENT

The U.S. segment of the Fund is subadvised by Harris Associates and will primarily invest in common stock of large capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value."


Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based on its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           || Discounted share price compared to "true business value"

                           || Positive free cash flow

     || Competitive return on equity      || High level of insider ownership

                     || Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are adjusted periodically to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for this segment of the fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

HARRIS ASSOCIATES -- INTERNATIONAL SEGMENT
In managing its international segment of the Fund, Harris Associates generally employs the same screening techniques that it uses for its U.S. segment; however, due to the inherent risks associated with investing in foreign securities, Harris Associates evaluates:

  || The relative political and economic stability of the issuer's home country

                    || The ownership structure of the company

                      || The company's accounting practices

This segment of the Fund may invest in securities traded in both developed and emerging markets. There are no limits to this segment's geographic asset distribution, but to provide adequate diversification, this segment of the Fund will generally be invested in at least five countries outside the United States.


LOOMIS SAYLES
The segment of the Star Worldwide Fund managed by Loomis Sayles will invest primarily in equity securities of companies headquartered outside of the United States. The segment will hold securities from at least 3 different countries including those within emerging markets. The segment will focus on securities with large market capitalization but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

|| Strong competitive position in a particular industry || Strong pricing power

 || Strong distribution channels || Improving business or financial fundamentals

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.

o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.

o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.

o Loomis Sayles will sell a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.


MONTGOMERY
Montgomery will invest at least 65% of its segment's assets in equity securities of companies of any size located throughout the world. This global equities investment strategy employs a bottom-up selection process complemented by proprietary sector and country research. Montgomery's process is distinguished by extensive use of primary (original) research as opposed to secondary (broker) research and global sector specialization. The end result is a global equity portfolio diversified across industries and countries, designed to deliver consistent returns versus a designated benchmark.

In making investment decisions, Montgomery employs the following methods:

o Primary (original) research is the foundation of Montgomery's investment process and should be distinguished from secondary (broker) research. Its team of global equity analysts' primary responsibilities are allocated on a global sector basis. Sector analysis is bottom-up in nature and supports Montgomery's specific security research. Analysts' secondary responsibilities are allocated on a country basis. Country research is a valuable complement to its bottom-up sector and specific security work, and is focused on macroeconomic and sociopolitical forces that impact markets, sectors and companies that they follow. Roughly 85% of the analysts' time is spent on specific security and sector research, 15% on country research.

o Montgomery's investment process begins with its original ideas. New ideas are generated from both primary research and strategic universe screening with the assistance of Montgomery's advanced information technology. Montgomery's goal is to identify companies that are attractive on the basis of valuation, near-term earnings/business momentum, and long-term projected earnings growth.

o A formal process to evaluate the new ideas generated from sector-level analysis and strategic universe screening results in a short list of potential investments warranting further research. All potential investments are subjected to rigorous fundamental analysis before a recommendation to buy is made.

o At Montgomery, security selection is a result of a peer review process conducted by sector/country specialists and senior portfolio management. The peer review process encourages thorough research, accountability and articulation of analysis. Value is added through earnings estimates that are different from the analysts' consensus and analysts' insight to companies' ratings within their peer groups.

o Investments are monitored continuously versus Montgomery's price objective and their respective peer groups, to identify potential deterioration in any of the fundamental reasons for purchase.

o Specific factors that bring about a decision to sell in Montgomery's process include but are not limited to: premium valuation, negative business momentum, lack of management credibility, and accessibility and competitive force-out.

[graphic omitted] Goals, Strategies & Risks                   FUND FOCUS
                  -------------------------             Stability Income Growth
                  NVEST STAR VALUE FUND                 -----------------------
                                                   High                   X
ADVISER:    Nvest Funds Management, L.P.               --------- ------ ------
            ("Nvest Mangement")                    Mod.   X
                                                       --------- ------ ------
SUBADVISER: Harris Associates L.P.                 Low              X
            ("Harris Associates")
            Loomis, Sayles & Company L.P.             TICKER SYMBOL:  CLASS A
            ("Loomis Sayles")                                        ---------
            Vaughan, Nelson, Scarborough                               NEVYX
            & McCullough, L.P. ("VNSM")


CATEGORY:   Large-Cap Equity

INVESTMENT GOAL
The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all of its assets in equity securities. The Fund primarily invests in common stock of large capitalization companies of various industries. The companies the Fund invests in are value-oriented according to one of more of the following measuries:
price to earning ratio, return on equity, dividend yield, price to book value ratio, or price to sales ratio.

Nvest Management allocates capital invested in the Fund equally among the four subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. Although theFund primarily invests in equity securities, it may also:

o Hold securities of foreign issuers traded over the counter or on foreign exchanges.
o Purchase U.S. government securiies, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market economic or political conditions. These investment may prevent the Fund from achieving its goal.


The Fund may:
o    Invest in foreign securities.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).


PRINCIPAL INVESTMENT RISKS OF THE STAR VALUE FUND


EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency.

EVALUATING THE FUND'S PAST PERFORMANCE


The bar chart and table shown below give an indication of the risks of investing in Nvest Star Value Fund. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund assumed a multi-manager structure and its current subadvisers assumed that function on February 28, 2000. This chart and table reflect results achieved by the previous subadviser under different investment policies and a single manager structure for periods prior to February 28, 2000.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares. The returns for the Class A, B and C shares are generally lower than the Class Y returns shown in the bar chart because of the sales charges and higher expenses of those classes.

                         (total return)
                  1995                       32.8%
                  1996                       26.4%
                  1997                       21.3%
                  1998                        7.4%
                  1999                           %


/\  Highest Quarterly Return:     , up     %
\/  Lowest Quarterly Return:      , down     %

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 3000 Index, selected for their greater value orientation. The returns are also compared to the Lipper Multi-Cap Value Fund and Morningstar Large Value Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Lipper Multi-Cap Value Fund Average and the Morningstar Large Value Average returns have been adjusted for these expenses.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ended December 31, 1999)   PAST 1 YEAR   PAST FIVE YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------------------
Nvest Value Fund: Class Y (inception 3/31/94)           %                %                %
      Russell 1000 Value Index                          %                %                %
      Lipper Multi-Cap Value Fund                       %                %                %
      Morningstar Large Value Average                   %                %                %
------------------------------------------------------------------------------------------------


For actual past expenses of Class Y shares, see the section entitled "Fund Fees and Expenses."

[graphic omitted] Goals, Strategies & Risks
                  -------------------------
                  STAR VALUE FUND --
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is divided among three different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

HARRIS ASSOCIATES
The U.S. segment of the Fund is subadvised by Harris Associates and will primarily invest in common stock of large capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value."

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based on its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

          [] Discounted share price compared to "true business value"
         [] Positive free cash flow    [] Competitive return on equity
  [] High level of insider ownership   [] Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are adjusted periodically to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for this segment of the fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

LOOMIS SAYLES
Loomis Sayles uses non-technical, fundamental research in a value-oriented selection process to seek companies with the following characteristics, relative to the Russell 1000 Value Index, although not all of the companies selected will have these attributes:

           [] Low price-to-earnings ratios based on earnings estimates
                         [] Competitive return on equity
              [] Competitive current and estimated dividend yield
                    [] High 5-year estimated earnings growth

Inselecting investments for the Fund, Loomis Sayles employs the following strategy:

o It starts with a universe of approximately 1,400 companies, primarily those with a market capitalization in excess of $2 billion.

o Stocks are then ranked using the Loomis Sayles proprietary valuation model based on low price-to-earnings ratios, earnings estimate revisions and quality.

o Stocks that rank in the top third of the valuation model become prime candidates for purchase and receive a more intensive fundamental research effort.

o The Fund's portfolio is constructed by choosing approximatly 60 to 70 stocks which Loomis Sayles believes offer the best combination of attractive valuation characteristics and positive fundamentals.

o The portfolio construction process also attempts to minimize risk through careful evaluation of diversification and other risk factors.

o Loomis Sayles will generally sell a stock when its price objective has been attained, if its fundamentals deteriorate, or when a stock with greater potential is identified.

VNSM
In managing its segment of the Fund, VNSM will use rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selcted will have the following attributes:

       [] Higher dividend yields compared to the Russell 1000 Value Index
           [] Higher profitability (return-on-equity) than the market
        [] Strong and growing cash flows and dividends-to-cash flow ratio
                          [] Low price-to-sales ratio

In selecting investments for its segment of the Fund, VNSM will employ the following strategy:

o It uses a value-driven investment philosophy that selects stocks selling at a relatively low value based primarily on its dividend yield over time. It selects companies that VNSM believes are out-of-favor or misunderstood and that may provide a growing stream of dividends.

o VNSM starts with an investment universe of 5,000 securities. VNSM then uses value-driven quantitative screens to seek those companies that generally have a market capitalization in excess of $2 billion and relative dividend yields above their 10 year average. These screens create a research universe of 300 or 400 companies.

o VNSM then uses fundamental analysis to build a portfolio of 40 to 50 securities consisting of quality companies in the opinion of VNSM. This fundamental analysis focuses on the strength of a company's balance sheet, cash flow growth, dividend coverage and management.

o VNSM will generally sell a stock when its absolute yield falls below 80% of the Russell 1000 Value Index yield, when its relative yield falls below its 10-year average, when the company shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

WESTPEAK
In managing its segment of the Fund, Westpeak will construct a portfolio of recognizable, reasonably-priced stocks by combining its experience and judgement with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the characteristics that Westpeak feels are most likely to be rewarded by the market in the period ahead. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on characteristics such as:

               [] Earning-to-price ratios [] Earnings growth rates
                         [] Positive earnings surprises
                   [] Book-to-price ratios [] Dividend yield

In selecting investments, Westpeak will employ the following strategy:

o It starts with an initial universe of approximately 1,300 stocks of large capitalization companies and generally eliminates stocks of companies below a $1.4 billion market capitalization threshold. This creates an overall universe of about 900 stocks.

o Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth and value characteristics.

o All of the stocks are the screened using Wall Street analysts' projected earning estimatesfor the company and each is assigned an "expectations rank." This rank accounts for the company's potential earnings revisions and "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The final step is to calculate a "composite rank" for each stock by combining their fundamental and expectation ranks to evaluate whether to buy, sell or hold a stock by comparing its composite rank to those of other stocks on a stock valuation matrix.

o The desired result is a portfolio of 75 to 150 stocks, with a dividend yield that approximates that of the Russell 1000 Value Index, which Westpeak believes will produce the highest long-term returns consistent with the portfolio's risk parameters.

[graphic omitted] FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                             ALL FUNDS
                                                              CLASS Y
--------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases              None
  Maximum deferred sales charge (load)                          None
  Redemption fees                                               None*

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                       CAPITAL                        GROWTH AND
                                     GROWTH FUND*      GROWTH FUND   INCOME FUND
                                       CLASS Y           CLASS Y       CLASS Y
--------------------------------------------------------------------------------


  Management fees                            %                %              %
  Distribution and/or service
   (12b-1) fees                              %                %              %
  Other expenses                             %                %              %
  Total annual fund operating
   expenses                                  %                %              %



                                       BALANCED        INTERNATIONAL    STAR
                                         FUND           EQUITY FUND  VALUE FUND
                                       CLASS Y           CLASS Y      CLASS Y
-------------------------------------------------------------------------------

  Management fees                            %                %              %
  Distribution and/or service
   (12b-1) fees                              %                %              %
  Other expenses                             %                %              %
  Total annual fund operating expenses       %                %              %


                                                                         STAR
                                     STAR SMALL      STAR ADVISERS     WORLDWIDE
                                      CAP FUND*           FUND          FUND*
                                       CLASS Y           CLASS Y       CLASS Y
--------------------------------------------------------------------------------


  Management fees                            %                %             %
  Distribution and/or service
   (12b-1) fees                              %                %             %
  Other expenses                             %                %             %
  Total annual fund operating expense        %                %             %


* Capital Growth Fund, Star Small Cap Fund and Star Worldwide Fund currently do not offer Class Y shares.


EXAMPLE
This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that:

o You invest $10,000 in the Fund for the time periods indicated;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                                   GROWTH AND
                CAPITAL GROWTH FUND          GROWTH FUND           INCOME FUND
                      CLASS Y                  CLASS Y               CLASS Y
-------------------------------------------------------------------------------
  1 year               $                        $                      $
  3 years              $                        $                      $
  5 years              $                        $                      $
  10 years             $                        $                      $
-------------------------------------------------------------------------------


                  BALANCED FUND           INTERNATIONAL               STAR
                     FUND                  EQUITY FUND             VALUE FUND
                    CLASS Y                 CLASS Y                 CLASS Y
-------------------------------------------------------------------------------
  1 year               $                        $                      $
  3 years              $                        $                      $
  5 years              $                        $                      $
  10 years             $                        $                      $
-------------------------------------------------------------------------------
                                                                       STAR
                STAR SMALL CAP FUND      STAR ADVISERS FUND       WORLDWIDE FUND
                      CLASS Y                 CLASS Y                 CLASS Y
--------------------------------------------------------------------------------
  1 year               $                        $                     $
  3 years              $                        $                     $
  5 years              $                        $                     $
  10 years             $                        $                     $
--------------------------------------------------------------------------------

MORE ABOUT RISK

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject by investing in various types of securities or engaging in various practices.

MARKET RISK (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

RISK OF SMALL CAPITALIZATION COMPANIES (Capital Growth, Star Advisers, Star Small Cap and Star Worldwide Funds) These companies carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks.

MANAGEMENT RISK (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

CREDIT RISK (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK (All Funds except Capital Growth Fund) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


EMERGING MARKET RISK (International Equity, Star Advisers, Star Small Cap and Star Worldwide Funds) The risk associated with developing securities markets of smaller sizes or with short operating histories. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


RISKS OF OPTIONS, FUTURES AND SWAP CONTRACTS (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.


LEVERAGE RISK (All Funds) The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


INTEREST RATE RISK (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

INFORMATION RISK (All Funds) The risk that key information about a security is inaccurate or unavailable.

OPPORTUNITY RISK (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

LIQUIDITY RISK (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may be costly to a Fund. These types of risks may apply to restricted securites, Section 4(2) Commercial Paper or Rule 144A securities.

CORRELATION RISK (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

EXTENSION RISK (Balanced, Star Advisers, Star Small Cap and Star Worldwide Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

VALUATION RISK (All Funds) The risk that a Fund has valued certain securities at a higher price than it can sell them for.

PREPAYMENT RISK (Balanced, Star Advisers, Star Small Cap and Star Worldwide Funds) The risk that unanticipated prepayments may occur, reducing the value of mortgage- or asset-backed securities, or real estate investment trusts.

POLITICAL RISK (All Funds) The risk of losses directly attributable to government or political actions.



EURO CONVERSION (All Funds except Capital Growth Fund) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.

                                               Management Team [graphic omitted]
                                               ---------------
           MEET THE FUNDS' INVESTMENT ADVISERS AND SUBADVISERS


The Nvest Funds family includes 25 mutual funds with a total of over $   billion
in assets under management as of March 31, 2000. Nvest Funds are distributed through Nvest Funds Distributor, L.P. (the "Distributor"). This Prospectus covers Class Y shares of Nvest Stock Funds and Nvest Star Funds (the "Funds" or each a "Fund"), which along with Nvest Bond Funds, Kobrick Funds and Nvest State Tax-Free Funds, constitute the "Nvest Funds." Nvest Cash Management Trust Money Market Series and Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

NVEST FUNDS MANAGEMENT, L.P.
Nvest Management, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each Fund except Growth Fund (for which CGM serves as adviser). Nvest Management is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange (the "Exchange"). Nvest Companies' 14 principal subsidiary or affiliated asset management firms,
collectively, had more than $    billion in assets under management as of March
31, 2000. Nvest Management oversees, evaluates and monitors the subadvisory services provided to each Fund except Growth Fund. It also provides general business management and administration to the Funds. Nvest Management, however, does not determine what investments will be purchased by the Funds. The subadvisers listed below and CGM make the investment decisions for their respective Fund.

The combined advisory and subadvisory fees paid by each Fund (except Growth
Fund) in 1999 as a percentage of each Fund's average daily net assets were   %
for Capital Growth Fund,   % for Growth and Income Fund,   % for International
Equity Fund,   % for Balanced Fund,   % for Star Advisers Fund,   % for Star
Small Cap Fund,   % for Star Worldwide Fund and   % for Star Value Fund.

SUBADVISERS OF STOCK FUNDS
Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to Balanced Fund. Loomis Sayles is a subsidiary of Nvest Companies. Founded in 1926, Loomis Sayles is one of America's oldest and largest investment advisory firms with over $ billion in assets under management. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Westpeak, located at 1011 Walnut Street, Boulder, Colorado 80302, serves as subadviser to Growth and Income Fund and Capital Growth Fund. Westpeak is a subsidiary of Nvest Companies. Founded in 1991, Westpeak manages over $ billion in assets for mutual funds and other institutional clients, including accounts of New England Financial.

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP (ADVISER)
CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to Growth Fund since CGM's inception in 1989. It also serves as investment adviser to six additional mutual funds and various institutional investors. CGM is an affiliate of Nvest Companies and has grown to manage over
$   billion in assets. In 1999, Growth Fund paid   % of its average daily net
assets to CGM in advisory fees.

SUBADVISERS OF STAR FUNDS
HARRIS ASSOCIATES, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the Star Advisers, Star Worldwide, Star Small Cap and Star Value Funds. Harris Associates, a subsidiary of Nvest
Companies, manages over $   billion in assets, and, together with its
predecessor, has managed mutual funds since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

LOOMIS SAYLES, located at One Financial Center, Boston, Massachusetts, 02111, serves as subadviser to segments of the Star Advisers, Star Worldwide, Star Small Cap and Star Value Funds. Founded in 1926, Loomis Sayles is one of
America's oldest and largest investment advisory firms with over $   billion in
assets under management. Loomis Sayles, a subsidiary of Nvest Companies, is well known for its professional research staff, which is one of the largest in the industry.

KOBRICK, located at 101 Federal Street, Boston, Massachusetts 02110, serves as subadviser to the Star Advisers Fund. Kobrick is a subsidiary of Nvest Companies. Kobrick, the predecessor to which was formed in 1997, focuses primarily on managing growth-oriented equity funds, including three mutual funds.

JANUS, located at 100 Fillmore Street, Denver, Colorado 80206, serves as a subadviser to a segment of the Star Advisers Fund. Janus has managed mutual funds since 1970 and also advises individual, corporate, charitable and retirement accounts. Kansas City Southern Industries Inc., ("KCSI") a publicly
traded holding company, owns approximately   % of the outstanding voting stock
of Janus. Thomas H. Baily, President and Chairman of the Board of Janu s, owns
approximately   % of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board.


MONTGOMERY, located at 101 California Street, San Francisco, California 94111, serves as subadviser to the Star Small Cap Fund and Star Worldwide Fund. Montgomery was formed in 1990 and advises institutional separate accounts as well as a family of no-load mutual funds. Montgomery is a subsidiary of Commerzbank AG, a German commercial bank.


RS INVESTMENT MANAGEMENT, located at 555 California Street, San Francisco, California 94104, (formerly Robertson, Stephens & Company Investment Management, L.P.) serves as subadviser to a segment of the Star Small Cap Fund . RS Investment Management was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investment Management from BankAmerica Corporation. The Fund's Board of Trustees approved the continuation of the Fund's arrangement with RS Investment Management following consummation of the transaction.

VNSM, located at 6300 Chase Tower, Houston, Texas 77002, serves as subadviser to a segment of the Star Value Fund. VNSM is a subsidiary of Nvest Companies. Originally incorporated in 1970, VNSM focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of March 31, 2000, VNSM had approximately $-- billion in assets under management.

WESTPEAK, located at 1011 Walnut Street, Boulder, Colorado 80302, serves as subadviser to a segment of the Star Value Fund. Westpeak is a subsidiary of Nvest Companies. Founded in 1991, Westpeak manages over $6 billion in assets for mutual funds and other institutional clients, including accounts of New England Financial.


SUBADVISORY AGREEMENTS


Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes.


PORTFOLIO TRADES


In placing portfolio trades, a Fund's subadviser may use brokerage firms that market the Fund's shares or are affiliated with Nvest Companies, Nvest Management or any of the subadvisers. In placing such trades the subadvisers will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such Fund trades are subject to applicable regulatory restrictions and related procedures adopted by the Fund's Board of Trustees.

                                               Management Team [graphic omitted]
                                               ---------------
                            MEET THE FUNDS' PORTFOLIO MANAGERS

G. KENNETH HEEBNER
G. Kenneth Heebner has managed GROWTH FUND since 1976. In 1989, Mr. Heebner co-founded and is currently senior portfolio manager of CGM. He is also a Chartered Financial Analyst. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School, and is a highly regarded 34 year veteran of the investment industry.

GERALD H. SCRIVER

Gerald Scriver has managed GROWTH AND INCOME FUND since May 1995 and CAPITAL GROWTH FUND since February 1998. Mr. Scriver is the founder, President and Chief Executive Officer of Westpeak Investment Advisors. He also manages the Westpeak segment of Star Value Fund. Mr. Scriver is a graduate of the State University of N.Y. at Buffalo and has over 33 years of investment experience.

JOHN HYLL
John Hyll has served the fixed-income portion of BALANCED FUND as co-manager from 1994 until August 1999 and as manager thereafter. Mr. Hyll, Vice President of Loomis Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace College and has over 15 years of investment experience.

JEFFREY W. WARDLOW
Jeffrey Wardlow has co-managed the value component of the equity portion of BALANCED FUND since August 1998. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 10 years ago. He also co-manages the Loomis Sayles segment of Star Value Fund. Mr. Wardlow received both his B.B.A. and his M.B.A. from Michigan State University and has over 16 years of investment experience.


GREGG WATKINS

Gregg Watkins has co-managed the value component of the equity portion of BALANCED FUND since August 1988. Mr. Watkins, Vice President of Loomis Sayles, joined the company in 1991. He is also a Chartered Financial Analyst. Mr. Watkins received his B.A. from Yale University and his M.B.A. from Wayne State University and has over 14 years of investment experience.

MARK B. BARIBEAU
Mark B. Baribeau has managed the growth component of the equity portion of BALANCED FUND since March 2000. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He also serves as a portfolio manager of Loomis Sayles Growth Fund. He received a M.B.A. from University of Maryland, a B.A. from University of Vermont. He is a Chartered Financial Analyst with 14 years of investment experience.

PAMELA N. CZEKANSKI
Pamela N. Czekanski has managed the growth component of the equity portion of BALANCED FUND since March 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She also serves as a portfolio manager of Loomis Sayles Growth Fund. She received a B.A. from Middlebury College. She is a Chartered Financial Analyst with 16 years of investment experience.

RICHARD D. SKAGGS
Richard D. Skaggs has managed the growth component of the equity portion of BALANCED FUND since March 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. He also serves as a portfolio manager of Loomis Sayles Growth Fund. He received a M.S.M. and a B.S. from Oakland University. He is a Chartered Financial Analyst with 14 years of investment experience.

ALEXANDER MUROMCEW
Alexander Muromcew serves as co-portfolio manager for INTERNATIONAL EQUITY FUND. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University and his B.A. from Dartmouth College.

JOHN TRIBOLET
John Tribolet serves as co-portfolio manager for INTERNATIONAL EQUITY FUND. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Star Worldwide Fund, International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University.

ESWAR MENON
Eswar Menon serves as co-portfolio manager for INTERNATIONAL EQUITY FUND. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the Star Worldwide Fund, International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the University of Chicago and an M.S. from the University of California. He received his B.S. from Indian Institute of Technology, Madras, India.


STAR SMALL CAP FUND

CHRISTOPHER R. ELY
Mr. Ely has co-managed the Loomis Sayles segment of Star Small Cap Fund since its inception in December 1996. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He also manages Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Mr. Ely was Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds a B.A. from Brown University and an M.B.A. from Babson College. He has 20 years of investment management experience.

PHILIP C. FINE
Dr. Fine has co-managed the Loomis Sayles segment of Star Small Cap Fund since its inception. Dr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He also manages Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Dr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He received an A.B. and a Ph.D. from Harvard University. He has 11 years of investment management experience.

DAVID L. SMITH
Mr. Smith has co-managed the Loomis Sayles segment of Star Small Cap Fund since its inception. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He also manages Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. He has 13 years of investment management experience.


JAMES P. BENSON
Mr. Benson has served as co-manager of the Harris Associates segment of Star Small Cap Fund since November 23, 1999. Mr. Benson joined Harris Associates in 1997 as an investment analyst. Prior to joining Harris, he served as an executive vice president and director of equity research for Ryan Beck & Co. Mr. Benson holds an M.M. in Finance from Northwestern University and a B.A. in Economics and Computer Sciences from Westminster College. He is a Chartered Financial Analyst with 18 years of investment experience.


STEVEN J. REID
Mr. Reid has served as portfolio manager of the Harris Associates segment of Star Small Cap Fund since its inception. Mr. Reid has also managed the Oakmark Small Cap Fund since its inception in November 1995. Mr. Reid, Vice President of Harris Associates, joined the firm in 1980. Mr. Reid is a Chartered Financial Analyst. He holds a B.A. from Roosevelt University. He has 12 years of investment experience.

KATHRYN PETERS
Ms. Peters has served as portfolio manager of Montgomery's segment of Star Small Cap Fund since March 1999. Ms. Peters, Portfolio Manager and Principal of Montgomery, joined the firm in January 1995. She also manages the Montgomery U.
S. Emerging Growth Fund. Prior to joining Montgomery she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette. Ms. Peters is a graduate of Boston College and holds an M.B.A. from Harvard University. She has 12 years of investment management experience.

JOHN L. WALLACE

Mr. Wallace has served the RS Investment Management segment of Star Small Cap Fund as portfolio manager from that Fund's inception until October 1997 and as co-portfolio manager thereafter. He also serves as portfolio manager to RS Growth & Income Fund as well as RS Diversified Growth Fund. Mr. Wallace, Vice President of RS Investment Management, joined the firm in 1995. Prior to joining RS Investment Management, Mr. Wallace managed over $4 billion in assets at Oppenheimer as portfolio manager of Main Street Income & Growth Fund and Total Return Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University. He has 18 years of investment experience.


JOHN H. SEABERN
Mr. Seabern has served as co-portfolio manager for the RS Investment Management segment of the Star Small Cap Fund since October 1997. Mr. Seabern, Vice President of RS Investment Management, joined the firm in 1993. He is also co-manager of RS Diversified Growth Fund. Prior to joining RS Investment Management, he served as a performance analyst at Duncan-Hurst Capital Management. Mr. Seabern holds a B.S. degree in finance from the University of Colorado and has 8 years of investment management experience.

STAR ADVISERS FUND

ROBERT J. SANBORN
Mr. Sanborn has managed the Harris Associates segment of Star Advisers Fund since June 1997 and Harris Associates domestic segment of Star Worldwide Fund since its inception in December 1995. He also has managed Oakmark Fund since its inception in August 1991. Mr. Sanborn, Vice President of Harris Associates, joined the firm in 1988. He is also a Chartered Financial Analyst. He received an M.B.A. from the University of Chicago, his B.A. from Dartmouth College, and has 15 years of investment experience.


FREDERICK R. KOBRICK
Frederick R. Kobrick has managed the Kobrick segment of Star Advisers Fund since August 23, 1999. Mr. Kobrick also manages Kobrick Capital Fund (since its inception on December 31, 1997) and Kobrick Emerging Growth Fund (from its inception on December 31, 1997 until February 1, 1999 and returned as manager on April 9, 1999). He has been in the investment business for more than 28 years. For the 12 year period immediately prior to becoming President of the predecessor to Kobrick Funds LLC in 1997, he was an equity portfolio manager at State Street Research & Management Company, where he had served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985. He received an M.B.A. from Harvard Business School and a B.A. from Boston University and is also a Chartered Financial Analyst.

JOSEPH R. GATZ
Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. He is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and lead portfolio manager of Loomis Sayles Small Cap Value Fund. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993. He received a M.B.A. from Indiana University and a B.A. from Michigan State University and has 15 years of investment experience.

DAWN ALSTON PAIGE
Dawn Alston Paige has served as co-portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Ms. Alston Paige, Vice President of Loomis Sayles, joined the firm in 1992. She is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and co-portfolio manager of Loomis Sayles Small Cap Value Fund. She received a M.B.A. from University of Michigan and a B.S. from Virginia Commonwealth University and has eight years of investment experience.


WARREN B. LAMMERT
Warren B. Lammert has served as portfolio manager for the Janus segment of Star Advisers Fund since its inception. Mr. Lammert, Vice President of Janus, joined the firm in 1987. He is also a Chartered Financial Analyst and portfolio manager of Janus Mercury Fund. He holds his B.A. from Yale University and his M.S. from the London School of Economics and has 12 years of investment experience.

STAR WORLDWIDE FUND

ROBERT J. SANBORN


Mr. Sanborn has managed the Harris Associates U.S. segment of Star Worldwide Fund since its inception in December 1995 and the Harris Associates segment of Star Advisers Fund since June 1997. He also has managed Oakmark Fund since its inception in August 1991. Mr. Sanborn, a Vice President of Harris Associates, joined the firm in 1988. He is also a Chartered Financial Analyst. He received an M.B.A. from the University of Chicago and a B.A. from Dartmouth College, and has 15 years of investment experience.


DAVID G. HERRO

Mr. Herro has co-managed the Harris Associates international segment of Star Worldwide Fund since the Fund's inception. He also co-manages Oakmark International Fund. Mr. Herro, Portfolio Manager at Harris Associates, joined the firm in 1992. He is a Chartered Financial Analyst and holds an M.A. and a B.S. from the University of Wisconsin. He has 13 years of investment experience.


MICHAEL J. WELSH

Mr. Welsh has co-managed the Harris Associates international segment of Star Worldwide Fund since the Fund's inceptio n. He also co-manages Oakmark International Fund. Mr. Welsh, Vice President of Harris Associates, joined the firm in 1992. He is a Chartered Financial Analyst and a Certified Public Accountant. He holds an M.M. from Northwestern University and a B.S. from the University of Kansas, and has 14 years of investment management experience.

OSCAR CASTRO
Mr. Castro has co-managed the Montgomery segment of Star Worldwide Fund since August 1998. Mr. Castro, Senior Portfolio Manager of Montgomery, has been employed by the firm since 1993. He also co-manages Montgomery Global Opportunities Fund. He is a graduate of Simon Bolivar University and holds an M.B.A. from Drexel University and has 16 years of investment experience.


JOHN BOICH

Mr. Boich has co-managed the Montgomery segment of Star Worldwide Fund since August 1998. Mr. Boich, Senior Portfolio Manager of Montgomery, joined the firm in 1993. He also co-manages Montgomery Global Opportunities Fund. He is a graduate of the University of Colorado and has 14 years of investment experience.

ALEXANDER MUROMCEW
Alexander Muromcew serves as co-portfolio manager for the Loomis Sayles segment of Star Worldwide Fund, Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University and his B.A. from Dartmouth College.

JOHN TRIBOLET
John Tribolet serves as co-portfolio manager for the Loomis Sayles segment of Star Worldwide Fund, Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University.

ESWAR MENON
Eswar Menon serves as co-portfolio manager for the Loomis Sayles segment of the Star Worldwide Fund, Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the University of Chicago and an M.S. from the University of California. He received his B.S. from Indian Institute of Technology, Madras, India.


STAR VALUE FUND


LAURIANN KLOPPENBURG
Lauriann Kloppenburg has co-managed Star Value Fund since August 1998 and the Loomis Sayles segment of Star Value Fund since March 2000. Ms. Kloppenburg is Vice President and Director of Equity Research at Loomis Sayles. She is also a Chartered Financial Analyst. Ms. Kloppenburg received her B.A.from Wellesley College and has over 16 years of investment experience.

JEFFREY W. WARDLOW
Jeffrey Wardlow has co-managed Star Value Fund since August 1998, the Loomis Sayles segment of Star Value Fund since March 2000 and the equity portion of Balanced Fund since March 2000. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 10 years ago. Mr. Wardlow received both his B.B.A. and his M.B.A. from Michigan State University and has over 16 years of investment experience.

GERALD H. SCRIVER
Gerald Scriver has managed the Westpeak segment of Star Value Fund since March 2000. He slso manages Growth and Income Fund and Capital Growth Fund. Mr. Scriver is the founder, President and Chief Executive officer of Westpeak Investment Advisors. Mr. Sciver is a graduate of the State University of N.Y. at Buffalo and has over 33 years of investment experience.

MARGARET M. BUESCHER
Margaret M. Buescher has co-managed the VNSM segment of Star Value Fund since March 2000. She also co-manages Nvest Equity Income Fund. Ms. Buescher, Principal of VNSM, joined the company in 1994. From 1980 to 1994, she was a Managing Director and Senior Portfolio Manager for the Texas Commerce Investment Management Company. Ms. Buescher, a Chartered Financial Analyst, received a B.A. from Vanderbilt University and has over 24 years of investment experience.

JEAN MALO
Jean Malo has co-managed the VNSM segment of Star Value Fund since March 2000. He also co-manages Equity Income Fund. Mr. Malo is Partner, Principal and Chief Investment Officer of VNSM. Previously, he was a Senior Vice-President at Daniel Breen & Co., which was bought by VNSM in 1997. Mr. Malo joined Daniel Breen & Co. in 1989. He is also a Chartered Financial Analyst. Mr. Malo received his M.B.A. from ESSEC in paris, France and has over 21 years of investment experience.

ROBERT M. LEVY
Robert Levy has co-managed the Harris Associates segment of Star Value Fund since March 2000. Mr. Levy is Partner, President and Chief Executive Officer of Harris Associates and he joined the company in 1985. Mr. Levy, a Chartered Financial Analyst, received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business, Unversity of Pennsylvania and has 23 years of investment experience.

FLOYD J. BELLMAN
Floyd Bellman has co-managed the Harris Associates segment of Star Value Fund since March 2000. Mr. Bellman is -- of Harris Associates and he joined the company in 1995. Mr. Bellman, a Chartered Financial Analyst, received a B.B.A. from the University of Wisconsin and has 19 years of investment experience.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                  IT'S EASY TO OPEN AN ACCOUNT


TO OPEN AN ACCOUNT WITH NVEST FUNDS:

1. Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

   Class Y shares of the Funds may be purchased by the following entities at the following investment minimums.

   A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

     o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

     o RETIREMENT PLANS (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

     o INSURANCE COMPANY ACCOUNTS of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

     o SEPARATE ACCOUNTS of New England Financial, MetLife, or their affiliates.

     o SPECIAL ACCOUNTS for International Equity Fund (including bank common trusts, bank collective trust funds and dedicated corporate or trust funds, such as nuclear decommissioning trusts and hospital depreciation funds).


     o WRAP FEE PROGRAMS of certain broker-dealers not being paid by the Funds, Nvest Management or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same net asset value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.


     o CERTAIN INDIVIDUAL RETIREMENT ACCOUNTS if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

     o NEW ENGLAND FINANCIAL DEFERRED COMPENSATION PLAN ACCOUNTS for agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries.

     o SERVICE ACCOUNTS through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and should contact such parties regarding information regarding such fees.


3. You should contact Nvest Funds at 800-225-5478 before attempting to purchase Fund shares.


4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

CERTIFICATES
You will not receive certificates representing Class Y shares.


NVEST FUNDS WEB SITE
You may have access to your account 24 hours a day by visiting us online at www.nvestfunds.com.

[graphic omitted] Fund Services
                  -------------
                  BUYING SHARES


         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for         o Call your investment dealer for
  information.                              information.

BY MAIL
[graphic omitted]
o Make out a check in U.S. dollars for    o Make out a check in U.S. dollars for
  the investment amount, payable to         the investment amount, payable to
  "Nvest Funds." Third party checks         "Nvest Funds." Third party checks
  will generally not be accepted.           will generally not be accepted.

o Mail the check with your completed      o Fill out the detachable investment
  application to Nvest Funds, P.O. Box      slip from an account statement. If
  8551, Boston, MA 02266-8551.              no slip is available, include with
                                            the check a letter specifying the
                                            Fund name, your class of shares,
                                            your account number and the
                                            registered account name(s). To make
                                            investing even easier, you can order
                                            more investment slips by calling
                                            800-225-5478.


BY EXCHANGE
[graphic omitted]


o Obtain a current prospectus for the     o Call your investment dealer or Nvest
  Fund into which you are exchanging        Funds at 800-225-5478 to request an
  by calling your investment dealer or      exchange.
  Nvest Funds at 800-225-5478.
                                          o See the section entitled "Exchanging
o Call your investment dealer or Nvest      Shares."
  Funds to request an exchange.


o See the section entitled "Exchanging
  Shares."

BY WIRE
[graphic omitted]


o Call Nvest Funds at 800-225-5478 to     o Instruct your bank to transfer funds
  obtain an account number and wire         to State Street Bank & Trust
  transfer instructions. Your bank may      Company, ABA# 011000028, DDA#
  charge you for such a transfer.           99011538.


                                          o Specify the Fund name, your class of
                                            shares, your account number and the
                                            registered account name(s). Your
                                            bank may charge you for such a
                                            transfer.

THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]


o Ask your bank or credit union           o Call Nvest Funds at 800-225-5478 to
  whether it is a member of the ACH         add shares to your account through
  system.                                   ACH.

o Complete the "Telephone Withdrawal      o If you have not signed up for the
  and Exchange" and "Bank Information"      ACH system, please call Nvest Funds
  sections on your account                  for a Service Options Form. A
  application.                              signature guarantee may be required
                                            to add this privilege.
o Mail your completed application to
  Nvest Funds, P.O. Box 8551, Boston,
  MA 02266-8551.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                                SELLING SHARES
                       TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT DEALER
o Call your investment dealer for information.

BY MAIL
[graphic omitted]
o Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

o The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.


o Mail your request to Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551.


o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

BY EXCHANGE
[graphic omitted]


o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or Nvest Funds at 800-225-5478.

o Call Nvest Funds to request an exchange.


o See the section entitled "Exchanging Shares" for more details.

BY WIRE
[graphic omitted]
o Fill out the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.


o Call Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.


o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

THROUGH AUTOMATED CLEARING HOUSE (ACH)
[graphic omitted]
o Ask your bank or credit union whether it is a member of the ACH system.

o Complete the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.


o If you have not signed up for the ACH system on your application, please call Nvest Funds at 800-225-5478 for a Service Options Form.

o Call Nvest Funds to request a redemption through this system.


o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

BY TELEPHONE
[graphic omitted]
o You may receive your proceeds by mail, by wire or through ACH (see above).


o Call Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

[graphic omitted] Fund Services
                  -------------
                  SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public CANNOT provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o a financial representative or securities dealer;

o a federal savings bank, cooperative or other type of bank;

o a savings and loan or other thrift institution;

o a credit union; or

o a securities exchange or clearing agency.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                             EXCHANGING SHARES


You may exchange Class Y shares of your Fund for Class Y shares of any other Nvest Fund which offers Class Y shares or for Class A shares of the Money Market Funds. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other Nvest Fund which does not offer Class Y shares. Class A shares of any Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any Nvest Fund. All exchanges are subject to the eligibility requirements of the Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.


RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

PURCHASE AND EXCHANGE RESTRICTIONS
Although the Fund does not anticipate doing so, it reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS
The table below describes restrictions placed on selling shares of the Fund:

RESTRICTION                                       SITUATION


The Fund may suspend the right of redemption or    o When the Exchange is closed
postpone payment for more than 7 days:               (other than a
                                                     weekend/holiday)


                                                   o During an emergency

                                                   o Any other period permitted
                                                     by the SEC

The Fund reserves the right to suspend account     o With a notice of a dispute
services or refuse transaction requests:             between registered owners

                                                   o With suspicion/evidence of
                                                     a fraudulent act

The Fund may pay the redemption price in whole     o When it is detrimental for
or part by a distribution in kind of readily         a Fund to make cash
marketable securities in lieu of cash or may         payments as determined in
take up to 7 days to pay a redemption request in     the sole discretion of the
order to raise capital:                              adviser or subadviser

The Fund may withhold redemption proceeds until    o When redemptions are made
the check or funds have cleared:                     within 10 calendar days of
                                                     purchase by check or ACH
                                                     of the shares being
                                                     redeemed

Telephone redemptions are not accepted for tax-qualified retirement accounts.

[graphic omitted] Fund Services
                  -------------
                  HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                  TOTAL VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITES NET ASSET VALUE = --------------------------------------------------------------
                                   NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:


o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally
  4:00 p.m. Eastern time.


o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00pm, but not later than 8:00pm

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o EQUITY SECURITIES -- most recent sales or quoted bid price as provided by a pricing service.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).


o SECURITIES TRADED ON FOREIGN EXCHANGES -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Funds' Board of Trustees at the close of regular trading on the Exchange.


o OPTIONS -- last sale price, or if not available, last offering price.


o FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Funds' Board of Trustees.

o ALL OTHER SECURITIES -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Funds' Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may priced by another method that the Funds' Board of Trustees believes actually reflects fair value.

                                                 Fund Services [graphic omitted]
                                                 -------------
                                   DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. Each Fund's Board of Trustees may adopt a different schedule as long as payments are made at least annually.


                         DIVIDEND PAYMENT SCHEDULE
         ANNUALLY             SEMI-ANNUALLY              QUARTERLY
-----------------------------------------------------------------------------
      Capital Growth        Growth and Income            Balanced
          Growth
   International Equity
      Star Small Cap
       Star Advisers
      Star Worldwide
       Star Value

Depending on your investment goals and priorities, you may choose to:

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund or in Class Y shares of another Nvest Fund.

o   Receive all distributions in cash.

Unless you select one of the above options, distributions will automatically be reinvested in Class Y shares of the Fund. For more information or to change your distribution option, contact Nvest Funds in writing or call 800-225-5478. If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.


TAX CONSEQUENCES

Each Fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares.


An exchange of shares for shares of another Nvest Fund or Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.


You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive. Shareholders of Star Small Cap Fund and Star Worldwide Fund should also consult their tax advisers about consequences of their investments under foreign laws.

[graphic omitted] Fund Services
                  -------------
                  COMPENSATION TO SECURITIES DEALERS


The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

[graphic omitted] Fund Performance
                  ----------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are included in the SAI, which is available upon request.


NVEST CAPITAL GROWTH FUND

                                          CLASS A                                                CLASS B
                                    YEAR ENDED DECEMBER 31,                               YEAR ENDED DECEMBER 31,
                         1995       1996       1997       1998       1999      1995       1996       1997       1998      1999
Net Asset Value,
 Beginning of the
 Year                   $15.02     $18.41     $19.27     $19.95     $         $14.89     $18.09     $18.74     $19.10    $
                        ------     ------     ------     ------     ------    ------     ------     ------     ------    ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                  (0.11)(b)  (0.14)(c)  (0.18)(c)  (0.13)(c)            (0.16)(b)  (0.28)(c)  (0.32)(c)  (0.27)(c)

Net Realized and
 Unrealized Gain
 (Loss) on
 Investments              4.74       3.22       3.43       5.18                 4.60       3.15       3.25       4.87
                        ------     ------     ------     ------     ------    ------     ------     ------     ------    ------
Total From Investment
 Operations               4.63       3.08       3.25       5.05                 4.44       2.87       2.93       4.60
                        ------     ------     ------     ------     ------    ------     ------     ------     ------    ------
LESS DISTRIBUTIONS
 Distributions From
 Net Realized Capital
 Gains                   (1.24)     (2.22)     (2.57)     (4.33)               (1.24)     (2.22)     (2.57)     (4.33)
                        ------     ------     ------     ------     ------    ------     ------     ------     ------    ------
Total Distributions      (1.24)     (2.22)     (2.57)     (4.33)                0.00      (2.22)     (2.57)     (4.33)
                        ------     ------     ------     ------     ------    ------     ------     ------     ------    ------
Net Asset Value, End
 of the Year            $18.41     $19.27     $19.95     $20.67               $18.09     $18.74     $19.10     $19.37
                        ======     ======     ======     ======     ======    ======     ======     ======     ======    ======
TOTAL RETURN (%) (a)      30.7       17.1       17.2       29.0                 29.7       16.2       15.9       28.2

RATIOS/SUPPLEMENTAL
 DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)           1.61       1.50       1.45       1.46                 2.36       2.25       2.20       2.21
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets (%)          (0.67)     (0.71)     (0.87)     (0.62)               (1.42)     (1.46)     (1.62)     (1.37)
Portfolio Turnover
 Rate (%)                   69         74         48        136                   69         74         48        136
Net Assets, End of
 Year (000)           $123,504   $141,326   $149,734   $175,511              $26,234    $37,439    $45,546    $57,796

                                                                                   CLASS C
                                                                            YEAR ENDED DECEMBER 31,
                                                              1995            1996          1997          1998        1995
Net Asset Value, Beginning of the Year                       $14.89          $18.08        $18.74        $19.11
                                                             ------          ------        ------        ------      ------
INCOME FROM INVESTMEN OPERATIONS
Net Investment Income (Loss)                                  (0.09)(b)       (0.28)(c)     (0.34)(c)     (0.27)(c)
Net Realized and Unrealized Gain (Loss)
 on Investments                                                4.52            3.16          3.28          4.86
                                                             ------          ------        ------        ------      ------
Total From Investment Operations                               4.43            2.88          2.94          4.59
                                                             ------          ------        ------        ------      ------
LESS DISTRIBUTIONS
Distributions From Net Realized Capital
 Gains                                                        (1.24)          (2.22)        (2.57)        (4.33)
                                                             ------          ------        ------        ------      ------
Total Distributions                                           (1.24)          (2.22)        (2.57)        (4.33)
                                                             ------          ------        ------        ------      ------
Net Asset Value, End of the Year                             $18.08          $18.74        $19.11        $19.37
                                                             ======          ======        ======        ======      ======
TOTAL RETURN (%) (a)                                           29.7            16.2          15.9          28.1

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
 Net Assets (%)                                                2.36           2.25           2.20          2.21
Ratio of Net Investment Income (Loss) to
 Average Net Assets (%)                                       (1.42)         (1.46)         (1.62)        (1.37)
Portfolio Turnover Rate (%)                                      69             74             48           136
Net Assets, End of Year   (000)                                $354           $504           $979        $1,609



(a) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.
(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss).
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

The Fund's current subadviser assumed that function on February 16, 1998. The highlights prior to this date reflect results achieved by the previous subadviser under different investment policies.


[graphic omitted] Fund Performance
                  ----------------
                  NVEST GROWTH FUND
                                                            CLASS A                                      CLASS B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            FEBRUARY 28(A)
                                                                                                THROUGH         YEAR ENDED
                                                     YEAR ENDED DECEMBER 31,                  DECEMBER 31,      DECEMBER 31,
                                        1995       1996        1997        1998      1999         1997        1998        1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Year                                 $ 8.87     $10.55      $11.63      $10.41                 $12.47      $10.32
                                       ------     ------      ------      ------    ------       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)             0.05       0.04        0.01     0.08(c)                  (0.07)       0.00(c)
Net Realized and Unrealized Gain (Loss)
  on Investments                         3.30       2.07        2.79        3.00                   1.94        2.95
                                       ------     ------      ------      ------    ------       ------      ------      ------
Total From Investment Operations         3.35       2.11        2.80        3.08                   1.87        2.95
                                       ------     ------      ------      ------    ------       ------      ------      ------
LESS DISTRIBUTIONS
Distributions From Net Investment
  Income                                (0.05)     (0.04)       0.00       (0.10)                  0.00       (0.06)
Distributions From Net Realized Gain
  on Investments                        (1.62)     (0.99)      (4.02)      (1.32)                 (4.02)      (1.32)
Distributions in Excess of Realized
  Gain on Investments                    0.00       0.00        0.00       (0.35)                  0.00       (0.35)
Distributions from Return of Capital     0.00       0.00        0.00       (0.36)                  0.00       (0.39)
                                       ------     ------      ------      ------    ------       ------      ------      ------
Total Distributions                     (1.67)     (1.03)      (4.02)      (2.13)                 (4.02)      (2.12)
                                       ------     ------      ------      ------    ------       ------      ------      ------
Net Asset Value, End of the Year       $10.55     $11.63      $10.41      $11.36                 $10.32      $11.15
                                       ======     ======      ======      ======    ======       ======      ======      ======

TOTAL RETURN (b)                         38.1       20.9        23.5        33.4                   14.4        32.4

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)               1.20       1.18        1.12        1.12                   1.87(d)    1.87
Ratio of Net Investment Income
 to Average Net Assets (%)               0.42       0.33        0.08        0.74                  (0.67)(d)   (0.01)
Portfolio Turnover Rate (%)               235        199         214         202                    214(d)      202

Net Assets, End of Year (000,000)      $1,201     $1,297      $1,460      $1,825                    $18         $75

                                                  CLASS C
---------------------------------------------------------------------
                                         SEPTEMBER 1(A)
                                             THROUGH     YEAR ENDED
                                           DECEMBER 31,  DECEMBER 31,
                                               1998         1999
---------------------------------------------------------------------
Net Asset Value, Beginning of the
  Year                                   $11.18
                                         ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)              0.00(c)
Net Realized and Unrealized Gain (Loss
  on Investments                           2.09
                                         ------            ------
Total From Investment Operations           2.09
                                         ------            ------
LESS DISTRIBUTIONS
Distributions From Net Investment
  Income                                  (0.06)
Distributions From Net Realized Gain
  on Investments                          (1.32)
Distributions in Excess of Realized
  Gain on Investments                     (0.35)
Distributions from Return of Capital      (0.39)
                                         ------            ------
Total Distributions                       (2.12)
                                         ------            ------
Net Asset Value, End of the Year         $11.15
                                         ======            ======

TOTAL RETURN (b)                           22.2

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)                 1.87(d)
Ratio of Net Investment Income
 to Average Net Assets (%)                (0.01)(d)
Portfolio Turnover Rate (%)                 202

Net Assets, End of Year (000,000)            $2


(a) Commencement of Operations.
(b) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations. Periods of less than one year are not annualized.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
(d) Computed on an annualized basis.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST GROWTH AND INCOME FUND

-------------------------------------------------------------------------------------------------------------------------
                                                                              CLASS Y
                                       NOVEMBER 18(A) THROUGH DECEMBER 31, 1998              YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $15.42
                                                      ------                                          ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                   0.02
Net Realized and Unrealized Gain on Investments         1.22
                                                      ------                                          ------
Total From Investment Operations                        1.24
                                                      ------                                          ------
LESS DISTRIBUTIONS
Distributions From Net Investment Income               (0.02)
Distributions From Net Realized Capital Gains          (0.07)
                                                      ------                                          ------
Total Distributions                                    (0.09)
                                                      ------                                          ------
Net Asset Value, End of Period                        $16.57
                                                      ======                                          ======
TOTAL RETURN (%)(c)                                      8.1

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets (%)   0.98(b)
Ratio of Net Investment Income to
  Average Net Assets (%)                                0.58(b)
Portfolio Turnover Rate (%)                              114
Net Assets, End of Period (000)                           $1
--------------------------------------------------------------------------------
(a) Commencement of Operations
(b) Computed on an annualized basis.
(c) Periods of less than one year are not annualized.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST BALANCED FUND

-------------------------------------------------------------------------------
                                               CLASS Y
-------------------------------------------------------------------------------

                                             YEAR ENDED DECEMBER 31,
                               1995      1996      1997     1998       1999
Net Asset Value,
 Beginning of Period          $11.27    $13.15    $13.95    $14.27
                              ------    ------    ------    ------    ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income           0.46      0.44      0.40      0.39
Net Realized and
 Unrealized Gain (Loss)
 on Investments                 2.51      1.76      2.06      0.74
                              ------    ------    ------    ------    ------
Total From Investment
  Operations                    2.97      2.20      2.46      1.13
                              ------    ------    ------    ------    ------
LESS DISTRIBUTIONS
Distributions From Net
 Investment Income             (0.45)    (0.45)    (0.40)    (0.38)
Distributions From Net
 Realized Capital Gains        (0.64)    (0.95)    (1.74)    (1.48)
                              ------    ------    ------    ------    ------
Total Distributions            (1.09)    (1.40)    (2.14)    (1.86)
                              ------    ------    ------    ------    ------
Net Asset Value,
 End of Period                $13.15    $13.95    $14.27    $13.54
                              ======    ======    ======    ======    ======
TOTAL RETURN (%)                26.8      17.6      18.1       8.6
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)                 1.11      0.88      0.88      0.90
Ratio of Net Investment
 Income to Average Net
 Assets (%)                     3.62      3.24      2.66      2.65
Portfolio Turnover Rate (%)       54        70        69        81
Net Assets, End of
 the Period (000)            $59,411   $77,665   $85,620   $73,212

[graphic omitted] Fund Performance
                  ----------------
                  NVEST INTERNATIONAL EQUITY FUND

                                                                                 CLASS Y
                                                                            YEAR ENDED DECEMBER 31,
                                                             1995        1996        1997        1998        1999
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Year                      $ 15.64     $ 16.25     $ 16.48     $ 14.35
                                                            -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.42        0.11(b)     0.19(b)     0.25(b)
Net Realized and Unrealized Gain (Loss) on Investments         0.60        0.54       (1.23)       0.77
                                                            -------     -------     -------     -------     -------
Total From Investment Operations                               1.02        0.65       (1.04)       1.02
                                                            -------     -------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends From Net Investment Income                          (0.41)      (0.09)       0.00       (0.33)
Dividends in Excess of Net Investment Income                   0.00        0.00        0.00       (0.31)
Distributions From Net Realized Capital Gains                  0.00       (0.33)      (1.05)      (0.19)
Distributions in Excess of Net Realized Gains                  0.00        0.00       (0.04)      (0.09)
Distributions From Paid-in Capital                             0.00        0.00        0.00        0.00
                                                            -------     -------     -------     -------     -------
Total Distributions                                           (0.41)      (0.42)      (1.09)      (0.92)
                                                            -------     -------     -------     -------     -------
Net Asset Value, End of the Year                            $ 16.25     $ 16.48     $ 14.35     $ 14.45
                                                            =======     =======     =======     =======     =======
TOTAL RETURN (%)                                                6.6         4.0        (6.7)        7.3
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets (%)(a)       1.00        1.00        1.15        1.31
Ratio of Net Investment Income to Average Net Assets (%)       1.99        0.89        1.22        1.64
Portfolio Turnover Rate (%)                                     119          59         154         105
Net Assets, End of the Year (000)                           $83,119     $52,161     $ 4,752     $ 5,552

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis,
Sayles & Company, L.P. became the subadviser to the Fund.
(a) The ratio of operating expenses to average net assets without giving effect to an expense limitation would have
    been (%):                                                  1.21        1.19        1.41        1.65
(b) Per share net investment income has been calculated using the average shares outstanding during the year.

[graphic omitted]       FUND PERFORMANCE
                        NVEST STAR SMALL CAP FUND

-----------------------------------------------------------------------------------------------------------------------
                                                            CLASS A                             CLASS B
                                                     YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                1997          1998        1999        1997          1998        1999
Net Asset Value, Beginning of the Year (a)     $12.50        $15.37                  $12.50        $15.26
                                               ------        ------      ------      ------        ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (b)                (0.20)        (0.23)                  (0.30)        (0.33)
Net Realized and Unrealized Gain on
 Investments                                     3.55          0.54                    3.54          0.52
                                               ------        ------      ------      ------        ------      ------
Total from Investment Operations                 3.35          0.31                    3.24          0.19
                                               ------        ------      ------      ------        ------      ------
LESS DISTRIBUTIONS
Distributions from Net Realized
 Capital Gains                                  (0.48)        (0.02)                  (0.48)        (0.02)
                                               ------        ------      ------      ------        ------      ------
Total Distributions                             (0.48)        (0.02)                  (0.48)        (0.02)
                                               ------        ------      ------      ------        ------      ------
Net Asset Value, End of Year                   $15.37        $15.66                  $15.26        $15.43
                                               ======        ======      ======      ======        ======      ======
TOTAL RETURN (%)(c)                              27.0           2.1                    26.1           1.3
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)                       2.20          2.07                    2.95          2.82
Ratio of Net Investment Income (Loss)
 to Average Net Assets (%)                      (1.44)        (1.52)                  (2.19)        (2.27)
Portfolio Turnover Rate (%)                       140           182                     140           182
Net Assets, End of Year (000)                 $52,066       $56,161                 $52,616       $61,409

-------------------------------------------------------------------------------
                                                            CLASS C
                                                     YEAR ENDED DECEMBER 31,
                                                  1997          1998      1999
Net Asset Value, Beginning of the Year (a)      $12.50      $15.26
                                                ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (b)                 (0.30)      (0.33)
Net Realized and Unrealized Gain on
 Investments                                      3.54        0.52
                                                ------      ------       ------
Total from Investment Operations                  3.24        0.19
                                                ------      ------       ------
LESS DISTRIBUTIONS
Distributions from Net Realized
 Capital Gains                                   (0.48)      (0.02)
                                                ------      ------       ------
Total Distributions                              (0.48)      (0.02)
                                                ------      ------       ------
Net Asset Value, End of Year                    $15.26      $15.43
                                                ======      ======       ======
TOTAL RETURN (%)(c)                               26.1        1.3
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)                        2.95        2.82
Ratio of Net Investment Income (Loss)
 to Average Net Assets (%)                       (2.19)      (2.27)
Portfolio Turnover Rate (%)                        140         182
Net Assets, End of Year (000)                  $13,970     $15,412


(a) Commencement of operations December 31, 1996.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.

                        FUND PERFORMANCE
                        ----------------------
[graphic omitted]       NVEST STAR ADVISERS FUND

--------------------------------------------------------------------------------
                                                CLASS Y

                                                   YEAR ENDED DECEMBER 31,
                                 1995      1996      1997     1998        1999
Net Asset Value,
 Beginning of Period            $13.24    $16.83    $18.33    $18.41
                                ------    ------    ------    ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income (Loss)      0.00     (0.02)(e)  0.03(e)   0.00(e)
Net Realized and
 Unrealized Gain (Loss)
 on Investments                   4.58      3.23      3.66      3.34
                                ------    ------    ------    ------     ------
Total From Investment
 Operations                       4.58      3.21      3.69      3.34
                                ------    ------    ------    ------     ------
LESS DISTRIBUTIONS
Distributions From Net
 Investment Income                0.00      0.00      0.00      0.00
Distributions From Net
 Realized Capital Gains          (0.99)    (1.71)    (3.61)    (1.38)
                                ------    ------    ------    ------     ------
Total Distributions              (0.99)    (1.71)    (3.61)    (1.38)
                                ------    ------    ------    ------     ------
Net Asset Value,
 End of Period (000)            $16.83    $18.33    $18.41    $20.37
                                ======    ======    ======    ======     ======
TOTAL RETURn (%)(c)               34.8      19.6      20.5      19.6
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)(d)                1.57      1.43      1.41      1.37
Ratio of Net Investment
 Income to Average Net Assets(%) (0.08)    (0.11)     0.11      0.01
Portfolio Turnover Rate (%)        142       127       168       101
Net Assets, End of
 Period (000)                  $ 5,569   $18,649   $37,006   $42,517

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 1.90% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.

[graphic omitted]       FUND PERFORMANCE
                        NVEST STAR WORLDWIDE FUND

------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A                                      CLASS B
                                            YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                     1996       1997       1998     1999          1996       1997       1998      1999
Net Asset Value, Beginning
 of Period (a)                      $12.50     $14.40     $15.46                 $12.50     $14.30     $15.23
                                    ------     ------     ------   ------        ------     ------     ------    ------

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS
Net Investment Income (Loss) (b)     (0.03)     (0.02)      0.01                  (0.12)     (0.14)     (0.11)
Net Realized and Unrealized
 Gain (Loss) on Investments           2.11       1.88       0.61                   2.10       1.87       0.61
                                    ------     ------     ------   ------        ------     ------     ------    ------
Total from Investment Operations      2.08       1.86       0.62                   1.98       1.73       0.50
                                    ------     ------     ------   ------        ------     ------     ------    ------
LESS DISTRIBUTIONS
Distributions from Net Realized
 Capital Gains                       (0.18)     (0.76)      0.00                  (0.18)     (0.76)      0.00
Distributions from Paid-in Capital    0.00      (0.04)      0.00                   0.00      (0.04)      0.00
                                    ------     ------     ------   ------        ------     ------     ------    ------
Total Distributions                  (0.18)     (0.80)      0.00                  (0.18)     (0.80)      0.00
                                    ------     ------     ------   ------        ------     ------     ------    ------

Net Asset Value, End of Period      $14.40     $15.46     $16.08                 $14.30     $15.23     $15.73
                                    ======     ======     ======   ======        ======     ======     ======    ======

TOTAL RETURN (%)(c)                   16.7       12.7        4.0                   15.9       11.9        3.3

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)            2.58       2.07       2.09                   3.33       2.82       2.84
Ratio of Net Investment Income
 (Loss) to Average Net Assets (%)    (0.21)     (0.12)      0.03                  (0.96)     (0.87)     (0.72)
Portfolio Turnover Rate (%)             57         80         84                     57         80         84
Net Assets, End of Period (000)    $68,509   $118,381   $106,763                $65,367   $123,467   $116,305

-----------------------------------------------------------------------------
                                                     CLASS C
                                             YEAR ENDED DECEMBER 31,
                                      1996       1997       1998       1999
Net Asset Value, Beginning
 of Period (a)                       $12.50     $14.31    $15.24
                                     ------     ------    ------      ------

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS
Net Investment Income (Loss) (b)      (0.12)     (0.13)    (0.11)
Net Realized and Unrealized
 Gain (Loss) on Investments            2.11       1.86      0.62
                                     ------     ------    ------      ------
Total from Investment Operations       1.99       1.73      0.51
                                     ------     ------    ------      ------
LESS DISTRIBUTIONS
Distributions from Net Realized
 Capital Gains                        (0.18)     (0.76)     0.00
Distributions from Paid-in Capital     0.00      (0.04)     0.00
                                     ------     ------    ------      ------
Total Distributions                   (0.18)     (0.80)     0.00
                                     ------     ------    ------      ------

Net Asset Value, End of Period       $14.31     $15.24    $15.75
                                     ======     ======    ======      ======

TOTAL RETURN (%)(c)                    15.9       11.8       3.3

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
 to Average Net Assets (%)             3.33       2.82      2.84
Ratio of Net Investment Income
 (Loss) to Average Net Assets (%)     (0.96)     (0.87)    (0.72)
Portfolio Turnover Rate (%)              57         80        84
Net Assets, End of Period (000)     $17,980    $26,137   $23,016

(a) The Fund commenced operations on December 29, 1995.
(b) Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.

[graphic omitted] Fund Performance
                  ----------------
                  NVEST STAR VALUE FUND

--------------------------------------------------------------------------------
                                                CLASS Y

                                                YEAR ENDED DECEMBER 31,
                               1995      1996      1997     1998        1999
Net Asset Value,
 Beginning of Period           $7.24     $8.75     $9.55    $10.10
                              ------    ------    ------    ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income           0.12      0.08      0.06(a)   0.06(a)
Net Realized and
 Unrealized Gain
 on Investments                 2.21      2.10      1.95      0.59
                              ------    ------    ------    ------     ------
Total From Investment
  Operations                    2.33      2.18      2.01      0.65
                              ------    ------    ------    ------     ------
LESS DISTRIBUTIONS
Distributions From Net
 Investment Income             (0.11)    (0.08)    (0.03)    (0.04)
Distributions From Net
 Realized Capital Gains        (0.71)    (1.30)    (1.43)    (1.06)
                              ------    ------    ------    ------     ------
Total Distributions            (0.82)    (1.38)    (1.46)    (1.10)
                              ------    ------    ------    ------     ------
Net Asset Value,
 End of Period                $ 8.75    $ 9.55    $10.10     $9.65
                              ======    ======    ======    ======     ======
Total Return (%)                32.8      26.4      21.3       7.4
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
 Expenses to Average
 Net Assets (%)                 1.12      1.06      1.00      1.01
Ratio of Net Investment
 Income to Average Net
 Assets (%)                     1.47      1.03      0.53      0.54
Portfolio Turnover Rate (%)       52        64        55        75
Net Assets, End of
 Period (000)                 $6,738   $12,716   $24,164   $17,789

(a) Per share net investment income has been calculated using the average shares outstanding during the year.

GLOSSARY OF TERMS


BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP ANALYSIS -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.


CAPITAL GAIN DISTRIBUTIONS -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.


CREDIT RATING -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Group or Moody's Investors Service, Inc.. Bonds with a credit rating of BBB or higher by S&P or Baa or higher by Moody's are generally considered investment grade.

DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.


DISCOUNTED PRICE -- The difference between a bond's current market price and its face or redemption value.


DIVERSIFICATION -- The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or one sector of the market suffers losses.


DIVIDEND YIELD -- The current or estimated annual dividend divided by the market price per share of a security.


DURATION -- A measure of how much a bond's price fluctuates with changes in compar able interest rates.


EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, these analysts assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.


INCOME DISTRIBUTIONS -- Payments to shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.


INFLATION -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE -- rate of interest charged for the use of money, usually expressed at an annual rate.


MARKET CAPITALIZATION -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.


MATURITY -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) -- The market value of one share of a Fund on any given day without a front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.


PRICE-TO-EARNINGS RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

PRICE-TO-BOOK RATIO -- Current market price of a stock divided by its book value, or net asset value, of the stock.

QUALITATIVE ANALYSIS -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategy.

RETURN ON EQUITY -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

RULE 144A SECURITIES -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

TARGET PRICE -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

TECHNICAL ANALYSIS -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

TOP-DOWN APPROACH -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.


TOTAL RETURN -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

VALUE INVESTING -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                     NOTES

                                     NOTES

                                     NOTES

                                  NVEST FUNDS
                              STOCK AND STAR FUNDS

                               Class Y Shares of:

                             Nvest Capital Growth Fund
                                 Nvest Growth Fund
                            Nvest Growth and Income Fund
                                Nvest Balanced Fund
                           Nvest International Equity Fund
                             Nvest Star Small Cap Fund
                              Nvest Star Advisers Fund
                             Nvest Star Worldwide Fund
                              Nvest Star Value Fund


            IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE
              FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


               ANNUAL AND SEMIANNUAL REPORTS -- Provide additional
                 information about each Fund's investments. Each
              report includes a discussion of the market conditions
            and investment strategies that significantly affected the
                 Fund's performance during its last fiscal year.
                To reduce costs, we mail one copy per household.
                 For more copies call Nvest Funds Distributor at
                                the number below.

           STATEMENT OF ADDITIONAL INFORMATION (SAI) -- Provides more detailed information about the Funds, has been
                filed with the Securities and Exchange Commission
              (the "SEC") and is incorporated into this Prospectus
                                  by reference.


                     TO ORDER A FREE COPY OF A FUND'S ANNUAL OR
                SEMIANNUAL REPORT OR ITS SAI, CONTACT YOUR FINANCIAL
                          REPRESENTATIVE, OR THE FUNDS AT:


                           Nvest Funds Distributor, L.P.
                                399 Boylston Street
                            Boston, Massachusetts 02116
                              Telephone: 800-225-5478
                            Internet: www.nvestfunds.com

                  Your financial representative or Nvest Funds
            will also be happy to answer your questions or to provide
                any additional information that you may require.

                You can review the Funds' reports and SAIs at the Public Reference Room of the SEC. Text-only copies are available free from the
                     Commission's Web site at: www.sec.gov.


           Copies of these publications are also available for a fee
          by writing or calling the Public Reference Room of the SEC,
                           Washington, D.C. 20549-6009
                             Telephone: 800-SEC-0330


             Nvest Funds Distributor, L.P., and other firms selling
                    shares of Nvest Funds are members of the
          National Association of Securities Dealers, Inc. (NASD). As
                 a service to investors, the NASD has asked that
             we inform you of the availability of a brochure on its
                 Public Disclosure Program. The program provides
             access to information about securities firms and their
         representatives. Investors may obtain a copy by contacting the
               NASD at 800-289-9999 or by visiting their Web site
                                at www.NASDR.com.

                     (Investment Company Act File No. 811-4323)
                     (Investment Company Act File No. 811-242)

--------------------------------------------------------------------------------
                                     XS51-0599

[Logo](SM)
  Where The Best Minds Meet(R)
NVEST FUNDS

--------------------------------------------------------------------------------

NVEST CAPITAL GROWTH FUND                         NVEST BALANCED FUND
NVEST GROWTH  AND INCOME FUND                     NVEST GROWTH FUND
NVEST INTERNATIONAL EQUITY FUND                   NVEST BULLSEYE FUND
NVEST EQUITY INCOME FUND


STATEMENT OF ADDITIONAL INFORMATION -- PART I


MAY 1, 2000

      This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 3, 1999 for Class A, Class B and Class C shares or the Prospectus of the Funds dated May 3, 1999 for Class Y shares (the "Prospectus" or "Prospectuses"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Nvest Funds Distributor, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Nvest Funds at 800-225-5478 or by placing an order online at www.nvestfunds.com. Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds as well as other Nvest Funds.

      Nvest Growth Fund, Nvest Capital Growth Fund, Nvest Balanced Fund and Nvest International Equity Fund are each a diversified fund of Nvest Funds Trust I, a registered open-end management investment company that offers a total of twelve funds; Nvest Growth and Income Fund is a diversified fund of Nvest Funds Trust II, a registered open-end management investment company that offers a total of seven funds; and Nvest Equity Income Fund and Nvest Bullseye Fund are diversified and non-diversified, respectively, funds of Nvest Funds Trust III, a registered open-end management investment company that offers a total of eight funds. Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust." The Funds' financial statements and accompanying notes are incorporated by reference into this Statement. Each Fund's annual and semiannual report contains additional performance information and is available upon request and without charge by calling 800-225-5478.


                         T A B L E  O F  C O N T E N T S
                                      PART I                                Page
Investment Restrictions                                                       ii
Fund Charges and Expenses                                                   viii
Ownership of Fund Shares                                                     xvi
Investment Performance of the Funds                                          xix

                                  PART II
Miscellaneous Investment Practices                                             2
Management of the Trusts                                                      22
Portfolio Transactions and Brokerage                                          36
Description of the Trusts and Ownership of Shares                             43
How to Buy Shares                                                             46
Net Asset Value and Public Offering Price                                     46
Reduced Sales Charges - Class A Shares Only                                   47
Shareholder Services                                                          49
Redemptions                                                                   56
Standard Performance Measures                                                 58
Income Dividends, Capital Gain Distributions and Tax Status                   63
Financial Statements                                                          65
Appendix A - Description of Bond Ratings                                      66
Appendix B - Publications That May Contain Fund Information                   68
Appendix C - Advertising and Promotional Literature                           71
Appendix D - Portfolio Composition of the High Income, Bond Income,
             Strategic Income and International Equity Funds                  75

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended [the "1940 Act"]). Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.


NVEST GROWTH FUND AND NVEST BALANCED FUND
Nvest Growth Fund (the "Growth Fund") and Nvest Balanced Fund (the "Balanced Fund") each will not:


*(1) Purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry;

*(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

*(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

*(5)  Pledge more than 15% of its total assets (taken at cost);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;


*(7) Purchase or retain securities of any issuer if officers and trustees of Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%;


*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;


*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts. (This restriction does not prevent such Funds from purchasing securities of companies investing in the foregoing);


*(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(11) Make investments for the purpose of exercising control or management;

*(12) Participate on a joint or joint and several basis in any trading account in securities;

*(13) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

*(14) Write options or warrants;


*(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Growth Fund and the Balanced Fund each may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of such Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company);

*(16) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (4) above; any pledge or other encumbrance of assets permitted by restriction (5) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or

+(17) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust I's trustees.)

NVEST CAPITAL GROWTH FUND
Nvest Capital Growth Fund (the "Capital Growth Fund") may not:


(1) With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government [together with subdivisions thereof] will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC"), participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities or securities indexes and (b) enter into currency forward contracts;


+(12) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust I's trustees); or

*(13) Issue senior securities. (For the purpose of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

NVEST INTERNATIONAL EQUITY FUND
Nvest International Equity Fund (the "International Equity Fund") may not:


(1) With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well);

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;


+(12) Purchase any illiquid security if, as a result, more than 15% of its total assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust I's trustees); or

*(13) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

NVEST GROWTH AND INCOME FUND
Nvest Growth and Income Fund (the "Growth and Income Fund") will not:


*(1) Purchase securities of an issuer if such purchase would cause more than 5% of the market value of the total Fund assets to be invested in the securities of such issuer (exclusive of United States or Canadian government obligations), or if such purchase would cause more than 10% of the securities of such issuer to be held by the Fund;


*(2) Purchase or retain the securities of any issuer if the officers and trustees of Nvest Funds Trust II owning beneficially 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;


*(3) Purchase the securities issued by any other investment company, except that a purchase involving no commission or profit to a sponsor or dealer (other than a customary broker's commission) is permitted and except that a purchase that is part of a plan of merger or consolidation is permitted;

*(4) Purchase securities issued by companies with a record (including that of their predecessors) of less than three years' continuous operation;


*(5) Purchase securities for the portfolio on margin, make short sales or make loans to persons affiliated with Nvest Funds Trust II;


*(6) Act as underwriter of securities of other issuers, or invest directly in real estate or in commodities or commodity contracts; or

*(7) Make loans to other persons, provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements with respect to not more than 25% of the Fund's total assets taken at current value. The purchase of a portion of an issue of bonds, notes or debentures publicly distributed or of a type customarily purchased by institutional investors does not constitute the making of loans within the meaning of this restriction;

*(8) Borrow money, except that the Fund may make secured or unsecured bank borrowings, provided that an asset coverage of at least 300% for all such borrowings (including the amount then being borrowed) is maintained as required by the 1940 Act;


*(9) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security; any borrowing permitted by restriction (8) above; any collateral arrangements with respect to options, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom;

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust II's trustees).


     It is a fundamental policy of the Fund that it will not concentrate its assets in the securities of issuers in the same industry. The Fund intends to abide by the views of the SEC staff on what constitutes industry concentration. Accordingly, the Fund will not make an investment if, immediately thereafter, the Fund would hold more than 25% of its total assets in securities of issuers in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund has no present intention of borrowing money except on a temporary basis, as may be needed, to cover redemptions of shares. Should this intention change, the Prospectus will be amended.


NVEST EQUITY INCOME FUND
Nvest Equity Income Fund (the "Equity Income Fund") will not:


*(1) Purchase any security (other than U.S. Government securities) if, as a result, more that 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further considerations, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

*(3) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(4) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and swap contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(5) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts, swap contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(8) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction;

(9) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes or futures contracts and (b) enter in to currency forward contracts;


+(10) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust III's trustees);

*(11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (4) above; any borrowing permitted by restriction (3) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts and options on futures contracts or swap contracts and with respect to initial and variation margin, the purchase or sale of options, forward contracts, future contracts, swap contracts or options on futures contracts or swap contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Nvest Funds Trust III's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

NVEST BULLSEYE FUND
Nvest Bullseye Fund (the "Bullseye Fund") may not:


*(1) Invest more than 25% of the Fund's total assets in the securities of issuers engaged in any one industry (except securities issued by the U.S. Government, its agencies or instrumentalities);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where it owns or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

*(3)  Borrow money in excess of 33 1/3% of its total assets;

*(4) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(5) Buy or sell real estate or commodities or commodity contracts, except that the Fund may buy and sell financial futures contracts and options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of issuers that invest in the foregoing);

*(6) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


+(7) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Fund Trust III's trustees);


*(8) Issue senior securities, except as permitted by the 1940 Act or any relevant exemption thereunder. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets; any borrowing permitted by restriction (3) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar instruments.)

      Although the Fund is permitted to borrow money to a limited extent, it does not currently intend to do so.

      The staff of the Securities and Exchange Commission (the "SEC") is currently of the view that repurchase agreements maturing in more than seven days are liquid and thus subject to restriction (7) above.

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

MANAGEMENT FEES


      Pursuant to an advisory agreement dated August 30, 1996, as amended June 1, 1999, Capital Growth Management Limited Partnership ("CGM") has agreed to manage the investment and reinvestment of the assets of the Growth Fund, subject to the supervision of the Board of Trustees of Nvest Funds Trust I. Under the advisory agreement, the Fund pays CGM an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets, 0.65% of the next $1,500 million and 0.60% of such assets in excess of $2 billion. Prior to June 1, 1999, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets and 0.65% of such assets in excess of $500 million. Prior to August 30, 1996, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the same rate as that in effect prior to June 1, 1999.

      Pursuant to separate advisory agreements, each dated August 30, 1996 and amended May 1, 1998 (dated March 16, 1998 in the case of Bullseye Fund), Nvest Funds Management, L.P. ("Nvest Management") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of the Capital Growth, Balanced, International Equity, Growth and Income, Equity Income and Bullseye Funds and to provide a range of administrative services to such Funds. For the services described in the advisory agreements, each such Fund has agreed to pay Nvest Management a gross management fee at the annual rate set forth in the following table, reduced by the amount of any sub-advisory fees paid by the Fund to the subadviser pursuant to any sub-advisory agreement:

                                   Management fee payable by Fund to Nvest
             Fund                                 Management
                                    (reduced by any subadviser fees paid)
                                    (as a percentage of average daily net
                                             assets of the Fund)
--------------------------------   --------------------------------------

Balanced Fund and                   0.75%   of the first $200 million
Capital Growth Fund                 0.70%   of the next $300 million
                                    0.65%   of amounts in excess of $500
                                            million


Growth and Income Fund and          0.70%   of the first $200 million
Equity Income Fund                  0.65%   of the next $300 million
                                    0.60%   of amounts in excess of $500
                                            million

International Equity Fund           0.90%   of the first $200 million
                                    0.85%   of the next $300 million
                                    0.80%   of amounts in excess of $500
                                            million

Bullseye Fund                       0.95%   of the first $200 million
                                    0.90%   of the next $300 million
                                    0.85%   of amounts in excess of $500
                                            million


      The advisory agreements for the Capital Growth, Balanced, International Equity, Growth and Income, Equity Income and Bullseye Funds each provide that Nvest Management may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, each dated August 30, 1996 and amended May 1, 1998 (dated February 14, 1997, and amended May 1, 1998, March 16, 1998, April 17, 1998 and July 27, 1999 in the case of International Equity, Bullseye, Capital Growth Funds and Equity Income Funds, respectively), Nvest Management has delegated responsibility for managing the investment and reinvestment of each of these Funds' assets to a subadviser. The subadviser is Loomis, Sayles & Company, L.P. ("Loomis Sayles"), in the case of the International Equity and Balanced Funds, Westpeak Investment Advisors, L.P. ("Westpeak"), in the case of the Growth and Income and Capital Growth Funds Jurika & Voyles, L.P. ("Jurika & Voyles") in the case of the Bullseye Fund and Vaughan, Nelson, Scarborough & McCullough ("VNSM") in the case of the Equity Income Fund. For the services described in the subadvisory agreements, each such Fund has agreed to pay its respective subadviser a subadvisory fee at the annual rate set forth in the following table:


                                           Subadvisory fee payable to subadviser
           Fund              Subadviser    (as a percentage of average daily net
                                                    assets of the Fund)
--------------------------  ------------   -------------------

Balanced Fund               Loomis         0.535%  of the first $200 million
                            Sayles         0.350%  of the next $300 million
                                           0.300%  of amounts in excess of $500
                                                   million

Capital Growth Fund         Westpeak       0.40%   of the first $200 million
                                           0.35%   of the next $300 million
                                           0.30%   of amounts in excess of $500
                                                   million

Growth and Income Fund      Westpeak       0.50%   of the first $25 million
                                           0.40%   of the next $75 million
                                           0.35%   of the next $100 million
                                           0.30%   of the next $200 million

International Equity Fund   Loomis         0.40%   of the first $200 million
                            Sayles         0.35%   of amounts in excess of $200
                                                   million


Equity Income Fund          VNSM           0.400%  of the first $200 million
                                           0.325%  of the next $300 million
                                           0.275%  of amounts in excess of $500
                                                   million


Bullseye Fund               Jurika &       0.57%   of the first $200 million
                            Voyles         0.50%   of the next $300 million
                                           0.43%   of amounts in excess of $500
                                                    million


      From January 2, 1996 to August 30, 1996, Nvest Management served as adviser and Loomis Sayles served as subadviser to the Balanced Fund pursuant to separate advisory and subadvisory agreements providing for the same management and subadvisory fees as are currently in effect for the Fund. Prior to January 2, 1996, Loomis Sayles served as adviser to the Fund pursuant to a separate advisory agreement, which provided for an advisory fee payable by the fund to Loomis Sayles at the same rate as the management fee currently payable by the Fund to Nvest Management.

      From August 30, 1996 to January 30, 1998, Loomis Sayles served as subadviser to the Capital Growth Fund pursuant to a subadvisory agreement between Nvest Management and Loomis Sayles providing for the same subadvisory fee as is currently payable by the Capital Growth Fund to Westpeak. From January 2, 1996 to August 30, 1996, Nvest Management served as adviser and Loomis Sayles served as subadviser to the Fund pursuant to separate advisory and subadvisory agreements providing for the same management and subadvisory fees as are currently in effect for the Funds. Prior to January 2, 1996, Loomis Sayles served as adviser to the Fund pursuant to a separate advisory agreement, which provided for an advisory fee payable by the Fund to Loomis Sayles at the same rate as the management fee currently payable by the Fund to Nvest Management.

      From May 1, 1995 until August 30, 1996, Nvest Management served as adviser and Westpeak served as subadviser to the Growth and Income Fund pursuant to advisory and subadvisory agreements providing for the same management and subadvisory fee rates as are currently in effect for the Fund.

      From December 29, 1995 until February 14, 1997, Draycott Partners, Ltd. ("Draycott") served as subadviser to the International Equity Fund pursuant to successive subadvisory agreements providing for a subadvisory fee payable by Nvest Management to Draycott at the annual rate of 0.54% of the first $200 million of the Fund's average daily net assets, 0.49% of the next $300 million of such assets and 0.44% of such assets in excess of $500 million. From December 29, 1995 to August 30, 1996, Nvest Management served as adviser to the International Equity Fund pursuant to an advisory agreement providing for a management fee at the same rate as is currently in effect for such Fund.

      From May 1, 1998 to April 30, 2000, Nvest Management gave a binding undertaking to International Equity Fund to reduce its fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 2.00% of the average daily net assets of the Fund's Class A shares, 2.75% of the average daily net assets of the Fund's Class B shares, 2.75% of the average daily net assets of the Fund's Class C shares and 1.75% (prior to August 23, 1999, 1.40% and prior to December 31, 1996, 1.00%) of the average daily net assets of the Fund's Class Y shares. Loomis Sayles voluntarily agreed to waive in its entirety its subadvisory fee for the International Equity Fund from February 14, 1997 through February 13, 1998. From December 29, 1995 until April 30, 1998, Nvest Management had voluntarily agreed to reduce its fees and if necessary, to bear certain operating expenses in order to limit the Fund's expenses to an annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares and 1.15% for Class Y shares (prior to December 31, 1996, 1.00%) of the Fund's average daily net assets and prior to December 29, 1995, voluntary limitations were in effect with respect to Draycott, the Distributor and the Fund.

      From November 28, 1995 to August 30, 1996, Nvest Management served as adviser and Loomis Sayles served as subadviser to the Equity Income Fund pursuant to separate advisory and subadvisory agreements providing for the same management and subadvisory fees as currently in effect for the Fund. From August 30, 1996 to May 31, 1999, Loomis Sayles served as subadviser to the Equity Income Fund pursuant to a subadvisory agreement between Nvest Management and Loomis Sayles providing for the same subadvisory fee as is currently payable by the Equity Income Fund to VNSM. For the period June 1, 1999 to July 27, 1999, VNSM served as subadviser to the Equity Income Fund under an interim subadvisory agreement dated June 1, 1999 providing for the same fee that was paid to Loomis Sayles. VNSM agreed to voluntarily waive its subadvisory fee under the interim agreement until June 30, 1999, and during this period, the Equity Income Fund continued to pay Loomis Sayles the subadvisory fee it would have earned if it had continued to manage the Fund's portfolio. From September 1, 1997 to June 30, 1999, Loomis Sayles voluntarily agreed to waive its entire subadvisory fee for such Fund. Nvest Management and VNSM have agreed to continue the binding undertaking to Equity Income Fund that was currently in effect to reduce its management fee and, if necessary, to bear certain expenses associated with operating the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.50% of average daily net assets for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares ("Expense Caps"). Beginning July 1, 1999, VNSM and Nvest Management split any fee waivers required in proportion to the subadvisory and management fees collected. Nvest Management also bears any additional expense reimbursement above the fee waivers required for the Fund to meet the relevant Expense Cap. This undertaking will be binding on Nvest Management and VNSM for the life of the Fund's Prospectus (subject to the obligation of the Fund to pay Nvest Management and VNSM such deferred fees in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% of average daily net assets for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee was deferred).

      Nvest Management has given a binding undertaking to Bullseye Fund to reduce its management fee and, if necessary, to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares. This undertaking will be binding on Nvest Management for the life of the Fund's Prospectus (subject to the obligation of the Fund to pay Nvest Management such deferred fees (but not expenses borne) in later periods to the extent that the Funds expenses fall below the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee was deferred).

      As of May 1, 1998, each subadvisory agreement between Nvest Management and Loomis Sayles or Westpeak was amended to add the relevant Fund as a party and to provide that the subadvisory fees payable under such agreement are payable by the Fund rather than by Nvest Management. Also as of May 1, 1998, the advisory agreement for each Fund, except the Growth Fund and the Bullseye Fund, was amended to provide that the management fees payable by the Fund to Nvest Management are reduced by the amounts of any subadvisory fees paid directly by the Fund to its subadviser (the advisory agreement for the Bullseye Fund already provided for such payment arrangements). These amendments to the Funds' advisory and subadvisory agreements did not change the management and subadvisory fee rates under the agreements, nor the services to be provided to the Funds by Nvest Management and the subadvisers under the agreements. Furthermore, these amendments did not change the overall level of fees payable by any Fund.

      For the last three fiscal years (or for the period from March 31, 1998 to December 31, 1998 and the fiscal year ending December 31, 1999 in the case of the Bullseye Fund), the advisory or management fees payable by the Funds (before any voluntary fee reductions and any reduction by the amount of any subadvisory fees paid by the Fund to its subadviser) were as follows:

              FUND                  1997**          1998***       1999****
   --------------------------       ------          -------       --------
   Growth Fund                     $9,757,792     $11,260,645
   Capital Growth Fund             $1,436,893      $1,546,360
   Balanced Fund                   $2,830,754      $2,876,837
   International Equity Fund*      $1,241,968        $734,344
   Growth and Income Fund          $1,809,523      $2,586,482
   Equity Income Fund*****            $41,756        $248,935
   Bullseye Fund******                    N/A        $115,268

     * As a result of the voluntary expense limitation in effect, the International Equity Fund paid $734,003, $460,772 and $____, respectively, in advisory or management fees for the fiscal years ended December 31, 1997, 1998 and 1999.

    ** For the fiscal year ended December 31, 1997, Nvest Management paid subadvisory fees of $1,735,375 and $1,020,031 to Loomis Sayles for the Balanced and Capital Growth Funds, respectively. For the fiscal year ended December 31, 1997, Nvest Management paid subadvisory fees of $0 to Loomis Sayles (after the waiver) and $964,009 to Westpeak for the Equity Income and Growth and Income Funds, respectively. For the period January 1 to February 13, 1997, Nvest Management paid subadvisory fees of $77,259 to Draycott for the International Equity Fund, and for the period February 14 to December 31, 1997, no subadvisory fees were paid by Nvest Management to Loomis Sayles as a result of the voluntary fee waiver by Loomis Sayles. Without the voluntary fee waiver, Nvest Management would have paid Draycott a subadvisory fee for the International Equity Fund of $128,701 for the period January 1, to February 13, 1997 and a subadvisory fee of $347,719 to Loomis Sayles for the period February 14 to December 31, 1997.

   *** For the period January 1 to April 30, 1998, Nvest Management paid subadvisory fees of $595,881 and $262,382 to Loomis Sayles for the Balanced and Capital Growth Funds, respectively. Also, for the period January 1 to April 30, 1998, Nvest Management paid a subadvisory fee of $91,245 to Westpeak for the Capital Growth Fund. For the period May 1 to December 31, 1998, the Balanced and Capital Growth paid subadvisory fees to Loomis Sayles of $1,064,192 and $0 , respectively. Also, for the period May 1 to December 31, 1998, Nvest Management paid a subadvisory fee of $555,010 to Westpeak for the Capital Growth Fund. For the period January 1 to April 30, 1998, Nvest Management paid subadvisory fees of $0 to Loomis Sayles (after the waiver) and $396,979 to Westpeak for the Equity Income and Growth and Income Funds, respectively. For the period May 1 to December 31, 1998, the Equity Income Fund and Growth and Income Fund paid $0 to Loomis Sayles (after the waiver) and $2,189,503 to Westpeak, respectively. Without the voluntary fee waiver, Nvest Management and the Equity Income Fund would have paid Loomis Sayles a subadvisory fee of $43,015 and $99,239, respectively, for such periods. For the period January 1 to February 14, 1998, no subadvisory fees were paid by Nvest Management to Loomis Sayles for International Equity Fund as a result of the voluntary fee waiver by Loomis Sayles. For the period February 15, 1998 to April 30, 1998, Nvest Management paid Loomis Sayles a subadvisory fee of $73,345. For the period May 1, 1998 to December 31, 1998, the Fund paid a subadvisory fee of $143,678 to Loomis Sayles. Without a voluntary fee waiver by Loomis Sayles, the amount of the subadvisory fee that the Fund would have paid to Loomis Sayles for the period May 1, 1998 to December 31, 1998 would have been $326,375.

  **** [TO BE SUPPLIED]

 ***** As a result of the voluntary expense limitations in effect, the Equity
       Income Fund paid no management fees to Nvest Management and Nvest Management paid no subadvisory fees to Loomis Sayles for the fiscal year ended December 31, 1997 and the Fund paid no subadvisory fees to Nvest Management for the fiscal year ended December 31, 1998. Without the voluntary fee waiver, Nvest Management would have paid Loomis Sayles subadvisory fees of $23,861 and $43,010 for the fiscal year ended December 31, 1997 and for the period from January 1 to April 30, 1998, respectively, and the Fund would have paid Loomis Sayles a subadvisory fee of $99,239 for the period from May 1 to December 31, 1998.

****** The Bullseye Fund commenced operations on March 31, 1998. As a result of the voluntary fee deferral and expense limitations in effect, the Fund paid no management fees to Nvest Management and no subadvisory fees to Jurika & Voyles for the fiscal period ending December 31, 1998. Without the voluntary fee deferral and expense limitation, the Fund would have paid Nvest Management a management fee of $46,107 and Jurika & Voyles a subadvisory fee of $69,161.


      For more information about the Funds' advisory and subadvisory agreements, see "Management of the Trusts" in Part II of this Statement.

BROKERAGE COMMISSIONS


      In 1997, 1998 and 1999 brokerage transactions for Growth Fund aggregating $782,645,000, $839,415,762, and $___ respectively, were allocated to brokers providing research services, and $782,645, $925,576 and $____, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999 the Fund paid total brokerage commissions of $6,669,194, $6,163,593 and $____, respectively.

      In 1997, 1998 and 1999, brokerage transactions for Balanced Fund aggregating $17,718,990, $68,151,350 and $____, respectively, were allocated to brokers providing research services, and $24,900, $107,472 and $___, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $376,805, $563,035 and $____, respectively.

      In 1997, 1998 and 1999, brokerage transactions for Growth and Income Fund aggregating $531,986,567, $365,997,958 and $____, respectively, were allocated to brokers providing research services and $162,980, $154,557 and $___, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $351,050, $619,719 and $____, respectively.

      In 1997, 1998 and 1999, brokerage transactions for International Equity Fund aggregating $462,898,584, $15,145, and $____, respectively, were allocated to brokers providing research services and $0, $0 and $____, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $1,222,767, $506,328 and $____, respectively.

      In 1997, 1998 and 1999, brokerage transactions for Capital Growth Fund aggregating $105,213,412, $179,733,449 and $_____, respectively, were allocated to brokers providing research services and $4,000, $63,846 and $____, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $103,244, $366,221 and $____, respectively.

       In 1997, 1998 and 1999, brokerage transactions for Equity Income Fund aggregating $0, $44,172 and $____, respectively, were allocated to brokers providing research services and $0, $2,508 and $____, respectively, in commissions were paid on these transactions in such years. During 1997, 1998 and 1999, the Fund paid total brokerage commissions of $29,840, $69,295 and $____, respectively.

      For the period from March 31, 1998 to December 31, 1998 and the fiscal year ended December 31, 1999, brokerage transactions for Bullseye Fund aggregating $4,560,101 and $____, respectively, were allocated to brokers providing research services, and $4,375 and $____, respectively, in commissions were paid on these transactions. During 1998 and 1999, the Bullseye Fund paid total brokerage commissions of $35,314 and $____, respectively.


      For more information about the Funds' portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES


      As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by each Fund during the fiscal years ended December 31, 1997, 1998 and 1999:

          FUND                 1997        1998         1999
          ----                 ----        ----         ----

 Growth Fund*               $3,600,444   $4,095,985                  (Class A)
                               $71,751     $398,656                  (Class B)
                                             $3,017                  (Class C)

 Balanced Fund                $567,385     $574,918                  (Class A)
                              $680,895     $810,837                  (Class B)
                               $36,277      $54,042                  (Class C)*

 Growth and Income Fund       $487,914     $645,966                  (Class A)
                              $626,147   $1,126,326                  (Class B)
                               $52,226     $115,169                  (Class C)**

 International Equity         $197,567     $132,001                  (Class A)
 Fund                         $347,996     $255,391                  (Class B)
                                $8,625      $10,161                  (Class C)*

 Capital Growth Fund          $370,087     $390,354                  (Class A)
                              $426,954     $496,089                  (Class B)
                                $9,279      $10,563                  (Class C)*

 Equity Income Fund**          $11,355      $46,136                  (Class A)
                               $12,154     $149,076                  (Class B)
                                $2,076      $20,584                  (Class C)

 Bullseye Fund***                  N/A      $14,605                  (Class A)
                                   N/A      $45,443                  (Class B)
                                   N/A      $17,474                  (Class C)

  * Class B shares were first offered on February 28, 1997. Class C shares were first offered on September 1, 1998.
 ** Class B and C shares first became available on September 1, 1997.
*** The Bullseye Fund commenced operations on March 31, 1998, offering
    Class A, Class B and Class C shares.

      During the fiscal year ended December 31, 1999, expenses relating to each Fund's 12b-1 plans were
as follows:    [TO BE UPDATED]

GROWTH FUND

(Class A shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class B shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class C shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

BALANCED FUND

(Class A shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class B shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other              $
  Related Costs                                                      $
                                    TOTAL                            $

(Class C shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

GROWTH AND INCOME FUND

(Class A shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class B shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class C shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $
INTERNATIONAL EQUITY FUND

(Class A shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class B shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class C shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

CAPITAL GROWTH FUND

(Class A shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class B shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class C shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

EQUITY INCOME FUND

(Class A shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class B shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class C shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

BULLSEYE FUND

(Class A shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class B shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

(Class C shares)
Compensation to Investment Dealers                                   $
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $
                                    TOTAL                            $

      Of the amounts listed above as compensation to investment dealers, the following amounts were paid by the Distributor to New England Securities Corporation ("New England Securities"), a broker-dealer affiliate of the
Distributor: $____ relating to the Class A shares, $_____ relating to the Class B shares and $____ relating to the Class C shares of the Growth Fund; $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the Balanced Fund; $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the Growth and Income Fund; $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the International Equity Fund; $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the Capital Growth Fund; $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the Equity Income Fund; and $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the Bullseye Fund. New England Securities paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.


--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


      As of February 1, 2000, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. In addition, each person that has direct or indirect beneficial ownership of more than 25% of the outstanding shares of the indicated classes of the Funds set forth below may be deemed to control that Fund as defined in the 1940 Act.


                                                                  OWNERSHIP
        FUND              SHAREHOLDER AND ADDRESS                 PERCENTAGE
        ----              -----------------------                 ----------


CAPITAL GROWTH FUND

Class Y shares            New England Life Insurance Company        19.37%
                          C/O Mary Beth Klein
                          Insurance Accounting, 6th Floor
                          501 Boylston Street
                          Boston, MA 02116-3706

                          Metropolitan Life Insurance               78.38%
                          C/O Dianne Lenny
                          501 Boylston Street, 6th Floor
                          Boston, MA 02116-3706

GROWTH AND INCOME FUND

Class C Shares            MLPF&S For the Sole Benefit of It's       11.33%
                          Customers
                          ATTN: Fund Administration ML#97UA2
                          4800 Deer Lake Dr. East, 2nd Floor
                          Jacksonville, FL 32246-6484

                          Forest County Potawatomi - Children       16.59%
                          P.O. Box 340
                          Crandon, WI 54520-0340

GROWTH AND INCOME FUND

Class Y shares            Metropolitan Life Insurance Company       10.92%
                          C/O MetLfie FBC/SFM
                          ATTN: Jay Langan
                          4100 W Boy Scout Blvd
                          Tampa, FL 33607-5793

                          Chase Manhattan Bank                      50.81%
                          Directed Trustee for MetLife Defined
                          Contribution Group
                          770 Broadway - 10th Floor
                          New York, NY 10003-9522

                          Metropolitan Life Insurance               32.66%
                          GADC Dianne Lunny
                          501-6 Boylston Street
                          Boston, MA 02116-3706

INTERNATIONAL EQUITY FUND

Class Y shares            Metropolitan Life Insurance Company       39.45%
                          C/O GADC-Gerald Hart Agency
                          Operations NELICO
                          501 Boylston Street, 10th Floor
                          Boston, MA 02116-3706

                          Metropolitan Life Insurance Company        8.61%
                          C/O MetLife  FBC/SFM
                          ATTN: Jay Langan
                          4100 Boy Scout Blvd.
                          Tampa, FL 33607-5793

                          Chase Manhattan Bank Directed             48.95%
                          Trustee for MetLife Defined
                          Contribution Group
                          770 Broadway, 10th Floor
                          New York, NY 10003-9522

EQUITY INCOME FUND

Class C shares            State Street Bank & Trust Company          8.02%
                          Cust for the IRA of William D.
                          McCarthy
                          410 Bounty Way #221
                          Avon Lake, OH 44012-2480

                          Dorothy N. & Ronald P. Frudden &           7.41%
                          Susan T. Gilles
                          Trustees
                          Frudden Exempt Tax Deferral Trust
                          202 Villa Drive
                          King City, CA 93930-3014

                          Wexford Clearing Services Corp FBO        11.56%
                          Prudential Securities C/F
                          Doris McGinnis Butler
                          IRA Rollover DTD 07/07/97
                          PO Box 84
                          Scott, AR 72142-0084

                          Painewebber for the benefit of             5.81%
                          Robert Adam, Brian King, Robert
                          Campagnone & Kathleen Lomeli
                          Willimanic PST DTD 5/1/73
                          PO Box 23
                          Willimanic, CT 06226-0023

BALANCED FUND

Class C shares            CAN Trust Corp                            14.08%
                          FBO Dimension One Spas Inc.
                          PSP DTD 1/13/87 A/C # 1050534884 PO Box 5024 Costa
                          Mesa, CA 92628-5024

                          NFSC FEBO # 041-773786                     7.33%
                          EL Moody, CW MOODY as co-trustee
                          Elizabeth L. and Charles W. Moody
                          UDT, U/A 5/6/93
                          6865 Pacific Drive
                          Stuart, FL 34997-8604

BALANCED FUND

Class Y shares            New England Mutual Life Insurance         81.99%
                          Company
                          Separate Investment Accounting
                          ATTN Brenda Harmon
                          501 Boylston Street, 6th Floor
                          Boston, MA 02116-3706

                          Metropolitan Life Insurance Company        9.75%
                          C/O GADC-Gerald Hart Agency
                          Operations NELICO
                          501 Boylston Street, 10th Floor
                          Boston, MA 02116-3706

                          Chase Manhattan Bank                       7.61%
                          Directed Trustee for MetLife Define
                          Contribution Group
                          770 Broadway, 10th Floor
                          New York, NY 10003-9522

GROWTH FUND

Class B shares            MLPF&S for the Sole Benefit of It's        6.54%
                          Customers
                          ATTN Fund Administration ML # 97CH1
                          4800 Deer Lake Drive East, 2nd floor
                          Jacksonville, FL 32246-6484

GROWTH FUND

Class C shares            MLPF&S for the Sole Benefit of It's       29.57%
                          Customers
                          ATTN Fund Administration ML # 97UR8
                          4800 Deer Lake Drive East, 2nd floor
                          Jacksonville, FL 32246-6484

GROWTH FUND

Class Y shares            Chase Manhattan Bank                       100%
                          Directed Trustee MetLife Defined
                          Contribution Group
                          4 New York Plaza, 2nd Floor
                          New York, NY 10004-2413

BULLSEYE FUND

Class C shares            MLPF&S for the Sole Benefit of It's        6.23%
                          Customers
                          ATTN Fund Administration ML # 97UR8
                          4800 Deer Lake Drive East, 2nd floor
                          Jacksonville, FL 32246-6484

                          State Street Bank & Trust Company          9.00%
                          Cust for IRA of Norma J. Plonkey
                          38101 Afton Drive
                          Sterling Heights, MI 48310-3305

                          NFSC FEBO # CL5-424757                     5.06%
                          NFSC/FMTC IRA Rollover
                          FBO Stephen McCarthy
                          57 Brooklawn Drive
                          East Widsor, NJ 08520-2234


--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUNDS
--------------------------------------------------------------------------------
                      PERFORMANCE RESULTS - PERCENT CHANGE*

                         For The Periods Ended 12/31/99
GROWTH FUND**
                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
Class A shares:  As a % of       1 Year  5 Years 10 Years    5 Years    10 Years
--------------------------       ------  ----------------    -------    --------
Net Asset Value
Maximum Offering Price

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                              Since                 Since
Class B shares: As a % of         1 Year     2/28/97***           2/28/97***
-------------------------         ------     ----------           ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                          Since                    Since
Class C shares: As a % of               9/1/98***                  9/1/98***
-------------------------               ---------                  ---------
Net Asset Value
Redemption at End of Period

BALANCED FUND
                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
Class A shares:  As a % of       1 Year  5 Years 10 Years    5 Years    10 Years
--------------------------       ------  ----------------    -------    --------
Net Asset Value
Maximum Offering Price

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                   Since               Since
Class B shares:  As a % of       1 Year  5 Years  9/13/93*** 5 Years  9/13/93***
--------------------------       ------  -------  ------------------  ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                   Since               Since
Class C shares:  As a % of       1 Year  5 Years 12/30/94**  5 Years 12/30/94***
--------------------------       ------  -------  ---------  -------  ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate              Average Annual
                                     Total Return              Total Return
                                 ------------------------   -------------------
                                   1    5      Since                    Since
Class Y shares:  As a % of       Year Years   3/8/94***      5 Years   3/8/94***
---------------  ---------       ----------   ---------      -------   ---------
Net Asset Value                                                            13.7

GROWTH AND INCOME FUND
                                      Aggregate               Average Annual
                                    Total Return               Total Return
                                ------------------------    -------------------
Class A shares:  As a % of      1 Year  5 Years 10 Years     5 Years    10 Years
---------------  ---------      ------  ----------------     -------    --------
Net Asset Value
Maximum Offering Price

                                    Aggregate              Average Annual
                                  Total Return              Total Return
                              ------------------------   -------------------
                                               Since                   Since
Class B shares:  As a % of    1 Year 5 Years  9/13/93***    5 Years   9/13/93***
---------------  ---------    --------------  ----------    -------   ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                Since               Since
Class C shares:  As a % of         1 Year     5/1/95***           5/1/95***
---------------  ---------         ------     ---------           ---------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                               Since                Since
Class Y shares:  As a % of         1 Year    11/18/98***          11/18/98***
---------------  ---------         ------    -----------          -----------
Net Asset Value

INTERNATIONAL EQUITY FUND
                                     Aggregate              Average Annual
                                   Total Return              Total Return
                               ------------------------   -------------------
                                                Since                 Since
Class A shares:  As a % of     1 Year 5 Years 5/21/92***    5 Years   5/21/92***
--------------------------     ------ ------- ----------    -------   ----------
Net Asset Value
Maximum Offering Price

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                               Since                   Since
Class B shares:  As a % of     1 Year 5 Years 9/13/93***    5 Years   9/13/93***
--------------------------     ------ ------- ----------    -------   ----------
Net Asset Value
Redemption at End of Period

                                      Aggregate              Average Annual
                                    Total Return              Total Return
                                ------------------------   -------------------
                                                Since                  Since
Class C shares:  As a % of    1 Year 5 Years 12/30/94***   5 Years   12/30/94***
--------------------------    ------ ------- -----------   -------   ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                Since                  Since
Class Y shares:  As a % of    1 Year 5 Years  9/9/93***    5 Years   9/13/93***
--------------------------    ------ ------- -----------   -------   ----------
Net Asset Value

CAPITAL GROWTH FUND
                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                               Since                   Since
Class A shares:  As a % of    1 Year 5 Years  8/3/92***    5 Years    8/3/92***
--------------------------    ------ ------- -----------   -------   ----------
Net Asset Value
Maximum Offering Price

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                               Since                   Since
Class B shares:  As a % of     1 Year 5 Years 9/13/93***    5 Years   9/13/93***
--------------------------     ------ ------- ----------    -------   ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                Since                  Since
Class C shares:  As a % of    1 Year 5 Years 12/30/94***   5 Years   12/30/94***
--------------------------    ------ ------- -----------   -------   ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                Since                  Since
Class Y shares:  As a % of    1 Year 5 Years  inception    5 Years   inception
--------------------------    ------ ------- -----------   -------   ----------
Net Asset Value

EQUITY INCOME FUND
                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                Since                  Since
Class A shares:  As a % of    1 Year         11/28/95***             11/28/95***
--------------------------    ------         -----------             ----------
Net Asset Value
Maximum Offering Price

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                Since                  Since
Class B shares:  As a % of    1 Year          9/15/97***             9/15/97***
--------------------------    ------         -----------             ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                Since                  Since
Class C shares:  As a % of    1 Year          9/15/97***             9/15/97***
--------------------------    ------         -----------             ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                                 Since                Since
Class Y shares:  As a % of         1 Year      inception            inception
--------------------------         ------      ---------            ---------
Net Asset Value

BULLSEYE FUND
                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                         Since                     Since
Class A shares:  As a % of              3/31/98***               3/31/98***
--------------------------              ----------               ----------
Net Asset Value
Maximum Offering Price

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                         Since                     Since
Class B shares:  As a % of              3/31/98***               3/31/98***
--------------------------              ----------               ----------
Net Asset Value
Redemption at End of Period

                                       Aggregate               Average Annual
                                     Total Return               Total Return
                                 ------------------------    -------------------
                                         Since                     Since
Class C shares:  As a % of              3/31/98***               3/31/98***
--------------------------              ----------               ----------
Net Asset Value
Redemption at End of Period


  * Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

 ** The numbers presented for Class A shares reflect the maximum front-end sales charge currently in effect. Prior to March 3, 1997, a higher maximum front-end sales charge was in effect, so that the total returns achieved by investors may have been lower than those shown above.

*** Commencement of Fund operations or offering of specified class of shares.

      The foregoing data represent past performance only and are not a prediction as to the future returns of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than this original cost.

[logo] NvestFunds(SM)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------


NVEST STAR ADVISERS FUND
NVEST STAR WORLDWIDE FUND
NVEST STAR SMALL CAP FUND
NVEST STAR VALUE FUND


STATEMENT OF ADDITIONAL INFORMATION -- PART I


MAY 1, 2000

         This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the NVEST Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated May 1, 2000 for Class A, Class B and Class C shares or the Prospectus dated May 1, 2000 for Class Y shares (the "Prospectus" or "Prospectuses"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from NVEST Funds DISTRIBUTOR, L.P., Prospectus Fulfillment Desk,
399 Boylston Street, Boston, Massachusetts 02116, by calling NVEST Funds at 800-225-5478 or by placing an order online at WWW.NVESTFUNDS.COM.

         Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds and other NVEST Funds. The Funds are each a diversified fund of Nvest Funds Trust I (the "Trust"), a registered open-end management investment company that offers a total of twelve funds.


         The Funds' financial statements and accompanying notes are incorporated by reference into this Statement. Each Fund's annual and semiannual report contains additional performance information and is available upon request and without charge, by calling 800-225-5478.

                                TABLE OF CONTENTS
                                                                         Page
                                      PART I
Investment Restrictions                                                   ii
Fund Charges and Expenses                                                 vi
Ownership of Fund Shares                                                  x
Investment Performance of the Funds                                       xi
                                      PART II
Miscellaneous Investment Practices                                        2
Management of the Trusts                                                  22
Portfolio Transactions and Brokerage                                      36
Description of the Trusts and Ownership of Shares                         43
How to Buy Shares                                                         46
Net Asset Value and Public Offering Price                                 46
Reduced Sales Charges - Class A Shares Only                               47
Shareholder Services                                                      49
Redemptions                                                               56
Standard Performance Measures                                             58
Income Dividends, Capital Gain Distributions and Tax Status               63
Financial Statements                                                      65
Appendix A - Description of Bond Ratings                                  66
Appendix B - Publications That May Contain Fund Information               68
Appendix C - Advertising and Promotional Literature                       71
Appendix D - Portfolio Composition of the High Income,
             Bond Income, Strategic Income and                            75
             International Equity Funds

------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

         The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended the "1940 Act"). Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.


NVEST STAR ADVISERS FUND
Nvest Star Advisers Fund (the "Star Advisers Fund") may not:


*(1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC"), participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;

+(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees); or

*(13) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (3) or (6) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (12) above.


NVEST STAR WORLDWIDE FUND
NVEST Star Worldwide Fund (the "Star Worldwide Fund") may not:


(1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with all subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where it owns or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 33 1/3% of its total assets (taken at cost). (For the purpose of this restriction, reverse repurchase agreements, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts, swap contracts and other similar instruments and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments, (b) enter into currency forward contracts and (c) invest in structured notes;

+(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees); or

*(13) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments).

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (12) above.


NVEST STAR SMALL CAP FUND
NVEST Star Small Cap Fund (the "Star Small Cap Fund") may not:


(1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with all subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 33 1/3% of its total assets (taken at cost). (For the purpose of this restriction, reverse repurchase agreements, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts, swap contracts, short sales and other similar instruments and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

+(11) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees), or

*(12) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments).

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (11) above.


NVEST STAR VALUE FUND
NVEST Star Value Fund (the "Star Value Fund") may not:

*(1) Purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry;

*(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

*(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

*(5)    Pledge more than 15% of its total assets (taken at cost);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

*(7) Purchase or retain securities of any issuer if officers and trustees of Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%;

*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts. Also, the Fund will not buy or sell real estate or interests in real estate which are not readily marketable. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(11)   Make investments for the purpose of exercising control or management;

*(12) Participate on a joint or joint and several basis in any trading account in securities;

*(13) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

*(14)   Write options or warrants;

*(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets taken at current value in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of such Fund taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company);

*(16) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (4) above; any pledge or other encumbrance of assets permitted by restriction (5) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or

+(17) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Nvest Funds Trust I's trustees.)

        The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (17) above.

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

MANAGEMENT FEES


         Pursuant to separate advisory agreements, each dated August 30, 1996 and amended May 1, 1998 for the Star Advisers and Star Worldwide Funds and dated December 31, 1996 and amended May 1, 1998, for the Star Small Cap Fund, NVEST Funds Management, L.P. ("NVEST MANAGEMENT") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, the Star Worldwide and Star Small Cap Funds have each agreed to pay NVEST MANAGEMENT a gross management fee at the annual rate of 1.05% of the Fund's average daily net assets, reduced by the amount of any subsidiary fees paid by the Fund to its subadvisers pursuant to any subadvisory agreement, and the Star Advisers Fund has agreed to pay NVEST MANAGEMENT a gross management fee at the annual rate of 1.05% of the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion, reduced by the amount of any subadvisory fees paid by the Fund to its subadvisers pursuant to any subadvisory agreement. Prior to May 9, 1997, the management fee rate payable by the Star Advisers Fund to NVEST MANAGEMENT was 1.05% of the Fund's average daily net assets.

         As explained in the Prospectus, the Star Advisers, Star Small Cap, STAR WORLDWIDE AND STAR VALUE Funds' portfolios are each divided into four segments.

         Pursuant to separate subadvisory agreements, NVEST MANAGEMENT has delegated responsibility for the investment and reinvestment of assets of the segments of the Star Advisers Fund's portfolio to four different subadvisers:
KOBRICK FUNDS LLC ("KOBRICK"), Janus Capital Corporation ("Janus Capital"), Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Harris Associates L.P. ("Harris"). The subadvisory agreement with Janus Capital is dated August 30, 1996. The subadvisory agreements with Loomis Sayles and Harris are both dated October 17, 1997 and amended May 1, 1998. The subadvisory agreement with
KOBRICK is dated OCTOBER 29, 1999. For providing subadvisory services to its segment of Star Advisers Fund, NVEST MANAGEMENT pays Janus Capital a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average net assets of the segment that Janus Capital manages and 0.50% of such assets in excess of $50 million. The Fund pays Harris, for providing subadvisory services to a segment of the Star Advisers Fund, a subadvisory fee at the annual rate of 0.65% of the first $50 million of the average net assets it manages in its segment, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. The Fund pays Loomis Sayles and KOBRICK a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment that each manages, 0.50% of the next $200 million of such assets and 0.475% of such assets in excess of $250 million. PRIOR TO AUGUST 23, 1999, FOUNDERS ASSET MANAGEMENT LLC ("FOUNDERS") SERVED AS SUBADVISER TO THE SEGMENT OF THE STAR ADVISERS FUND NOW MANAGED BY KOBRICK, PURSUANT TO A SUBADVISORY AGREEMENT PROVIDING FOR A SUBADVISORY FEE TO BE PAID BY NVEST MANAGEMENT TO FOUNDERS AT THE SAME RATES AS THOSE CURRENTLY PAID BY
THE FUND TO KOBRICK. Prior to October 17, 1997, NVEST MANAGEMENT paid each of Founders and Loomis Sayles a subadvisory fee for managing their respective segment of the Fund at the same rate payable to Janus Capital for managing its segment of the Fund; however, from May 9 to October 16, 1997, Founders and Loomis Sayles each voluntarily agreed to waive a portion of their respective subadvisory fees equal to 0.025%, annually, of the excess, if any, of the average net assets of the segment of the Star Advisers Fund managed by each subadviser in excess of $250 million. Prior to July 25, 1997, Berger Associates, Inc. ("Berger") served as subadviser to the segment of the Star Advisers Fund now managed by Harris, pursuant to a subadvisory agreement providing for a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment and 0.50% of such assets in excess of $50 million. From July 25, 1997 to October 16, 1997, Harris served as the subadviser to the segment of the Star Advisers Fund that it currently manages pursuant to a subadvisory agreement providing for a subadvisory fee at the same rate that was payable to Berger for managing such segment. Harris voluntarily agreed to waive its entire subadvisory fee from July 25, 1997 to August 31, 1997. This waiver by Harris did not reduce the management fee paid by the Star Advisers Fund to NVEST MANAGEMENT during this period. NVEST MANAGEMENT paid the waived fees to Berger.

         Pursuant to separate subadvisory agreements, NVEST MANAGEMENT has delegated responsibility for the investment and reinvestment of the assets of the segments of the Star Worldwide Fund's portfolio to FOUR different subadvisers. The subadvisers of the Star Worldwide Fund are Harris, which manages two of the four segments, LOOMIS SAYLES, and Montgomery Asset Management, L.L.C. ("Montgomery"), each of which manage one of the four segments. The subadvisory agreement with Harris is dated August 30, 1996 and amended May 1, 1998, and the subadvisory agreement with LOOMIS Sayles is dated April 14, 2000. The subadvisory agreement with Montgomery is dated August 3, 1998. PRIOR TO AUGUST 23, 1999, FOUNDERS SERVED AS A SUBADVISER TO A SEGMENT OF THE STAR WORLDWIDE FUND. FOLLOWING FOUNDERS' DEPARTURE, THE ASSETS OF THE SEGMENT IT HAD MANAGED WERE REALLOCATED TO THE REMAINING SUBADVISERS. The Fund pays Harris and LOOMIS SAYLES a subadvisory fee for managing its segment or segments of the portfolio at the annual rate of 0.65% of the average daily net assets of each such segment up to $50 million, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. Prior to February 28, 2000, Janus served as subadviser to the segment of the Star Worldwide Fund managed by Loomis Sayles, pursuant to a subadvisory agreement providing for a subadvisory fee to be paid by Nvest Management to Janus at the same rates as those currently paid by the Fund to Loomis Sayles. NVEST MANAGEMENT pays Montgomery a subadvisory fee at the annual rate of 0.85% of the average daily net assets of its segment of the Fund up to $25 million, 0.65% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million. Prior to August 3, 1998, Montgomery`s subadvisory fee was at the annual rate of 0.90% of the average daily net assets of its segment of the portfolio up to $25 million, 0.70% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million. Montgomery agreed to waive 0.15% of its subadvisory fee from December 29, 1995 through June 30, 1996.

         Pursuant to separate subadvisory agreements, NVEST MANAGEMENT has delegated responsibility for the investment and reinvestment of the assets of the Star Small Cap Fund's portfolio to four different subadvisers. The subadvisers of the Star Small Cap Fund are Montgomery, RS Investment Management, L.P. ("RS Investment Management"), Loomis Sayles and Harris, each of which manage one of the four segments. The subadvisory agreements with Loomis Sayles and Harris are each dated December 31, 1996 and amended May 1, 1998. The subadvisory agreement with Montgomery is dated July 31, 1997. The subadvisory agreement with RS Investment Management is dated October 1, 1997. The Fund pays Loomis Sayles and NVEST MANAGEMENT pays RS Investment Management a subadvisory fee at an annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that such subadviser manages and 0.50% of such assets in excess of $50 million. NVEST MANAGEMENT pays Montgomery a subadvisory fee at an annual rate of 0.65% of the first $50 million of the average daily net assets of the segment that Montgomery manages and 0.50% of such assets in excess of $50 million. The Fund pays Harris a subadvisory fee at the annual rate of 0.70% of the average daily net assets of the segment of the Fund that Harris manages.

         Pursuant to separate subadvisory agreements each dated April 19, 2000, Nvest Management has delegated responsibility for the investment and reinvestment of the assets of the Star Value Fund's portfolio to four different subadvisers. The subadvisers of Star Value Fund are Loomis Sayles, Harris, Vaughan, Nelson, Scarborogough & McCullough, L.P. ("Vaughan Nelson") and Westpeak Investment Advisors L.P. ("Westpeak"), each of which manages one of the four segments. The Fund pays to Loomis Sayles a sub-advisory fee equal to the annual rate of 0.535% of the first $200 million of a Fund segment's average daily net assets, 0.350% of the next $300 million of a Fund segment's average daily net assets and 0.300% of a Fund segment's average daily net assets in excess of $500 million. The Fund pays to Vaughan Nelson a sub-advisory fee equal to the annual rate of 0.500% of the first $25 million of a Fund segment's average daily net assets, 0.400% of the next $175 million of a Fund segment's average daily net assets, 0.325% of the next $300 million of a Fund segment's average daily net assets and 0.275% of a Fund segment's average daily net assets in excess of $500 million. The Fund pays to Harris Associates a sub-advisory fee equal to the annual rate of 0.500% of the first $100 million of a Fund segment's average daily net assets and 0.475% of a Fund segment's average daily net assets in excess of $100 million. The Fund pays to Westpeak a sub-advisory fee equal to the annual rate of 0.50% of the first $25 million of a Fund segment's average daily net assets, 0.40% of the next $75 million of a Fund segment's average daily net assets, 0.35% of the next $100 million of a Fund segment's average daily net assets and 0.30% of a Fund segment's average daily net assets in excess of $200 million. Beginning on February 28, 2000 through April 18, 2000, the Fund paid subadvisory fees under this arrangement to each of the above-referenced subadvisers under separate interim subadvisory agreements. These agreements were superseded by the sub-advisory agreements approved by Star Value Fund's shareholders at a special shareholder meeting on April 19, 2000.

Prior to February 28, 2000, the Star Value Fund had a single subadviser structure with Loomis Sayles acting as subadviser pursuant to a subadvisory agreement dated August 30, 1996 and amended May 1, 1998. The subadvisory fee payable by the Fund to Loomis Sayles was 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million of the Fund's average daily net assets and 0.300% of the Fund's average daily net assets in excess of $500 million.

         As of May 1, 1998, each subadvisory agreement between NVEST
MANAGEMENT and Loomis Sayles or Harris was amended to add the relevant Fund as a party and to provide that the subadvisory fees payable under such agreement are payable by the Fund rather than by NVEST MANAGEMENT. Also as of May 1, 1998, the advisory agreement for each such Fund was amended to provide that the management fees payable by the Fund to NVEST MANAGEMENT are reduced by the amounts of any subadvisory fees paid directly by the Fund to its subadvisers. These amendments to the Funds' advisory and subadvisory agreements did not change the management and subadvisory fee rates under the agreements, nor the services to be provided to the Funds by NVEST MANAGEMENT and the subadvisers under the agreements. Furthermore, these amendments did not change the overall level of fees payable by any Fund.

         Management fees for the Star Advisers Fund for the fiscal years ended December 31, 1997, 1998 AND 1999 were $9,732,113, $10,961,734 AND
$____, respectively.

         Management fees for the Star Worldwide Fund for the fiscal years ended December 31, 1997, 1998 AND 1999 were $2,442,270, $2,758,173 AND
$_____, respectively. The Fund commenced operations on December 29, 1995.

         Management fees for the Star Small Cap Fund for the fiscal years ended December 31, 1997, 1998 AND 1999 were $745,638, $1,304,538 AND $____, respectively. The Fund commenced operations on December 31, 1996.

         MANAGEMENT FEES FOR THE STAR VALUE FUND FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997, 1998 AND 1999 WERE $3,030,220, $3,260,867 AND $____,
RESPECTIVELY. THE STAR VALUE FUND ASSUMED A MULTI-MANAGER STRUCTURE ON FEBRUARY 28, 2000. THE FUND COMMENCED OPERATIONS IN 1970.

         FOR THE STAR ADVISERS FUND, THE FUND PAID KOBRICK $____ IN SUBADVISORY FEES FOR THE PERIOD AUGUST 23 THROUGH DECEMBER 31, 1999. NVEST MANAGEMENT PAID $1,263,834, $1,313,190 AND $____ in subadvisory fees to Founders (or its predecessor) for the fiscal years ENDING DECEMBER 31, 1997 AND 1998, AND FOR THE PERIOD JANUARY 1 THROUGH AUGUST 20, 1999, RESPECTIVELY. NVEST MANAGEMENT PAID BERGER $704,081 in subadvisory fees for the PERIOD JANUARY 31 THROUGH AUGUST 1, 1997. NVEST MANAGEMENT PAID $1,108,613, $1,358,439 AND $____ IN
SUBADVISORY FEES TO JANUS FOR THE FISCAL YEARS ENDING DECEMBER 31, 1997, 1998 AND 1999, RESPECTIVELY. THE FUND PAID LOOMIS SAYLES $839,505 AND $____ IN SUBADVISORY FEES FOR THE PERIOD MAY 1 THROUGH DECEMBER 31, 1998 AND THE FISCAL YEAR ENDED DECEMBER 31, 1999, RESPECTIVELY. NVEST MANAGEMENT PAID LOOMIS SAYLES $1,263,657 AND $473,685 IN SUBADVISORY FEES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 and for the period January 1 to April 30, 1998, respectively. The Fund paid HARRIS $882,519 AND $____ in subadvisory fees for the period May
1 THROUGH December 31, 1998 and for the fiscal year ended December 31, 1999, respectively. NVEST Management paid Harris $431,615 and $467,681 in subadvisory fees for the periods September 1 through December 31, 1997 and January 1 to April 30, 1998, respectively.

         For the Star Worldwide Fund, NVEST MANAGEMENT paid $291,060, $345,986 AND $____; $321,893, $428,211 and $____; and $353,540, $278,706 and $____;
in subadvisory fees to Founders, Janus Capital and Montgomery, or their respective predecessors, respectively, for the fiscal years ended December 31, 1997, 1998 and 1999 (for the period January 1 through August 20, 1999 for Founders). NVEST MANAGEMENT paid $611,766 and $252,350 in subadvisory fees to Harris for the fiscal YEAR ending December 31, 1997 and for the period January 1 to April 30, 1998, respectively. The Fund paid Harris $445,724 and $____; AND in subadvisory fees for the period May 1 to December 31, 1998 AND THE FISCAL YEAR ENDING DECEMBER 31, 1999, RESPECTIVELY.

         For the Star Small Cap Fund, NVEST MANAGEMENT paid $112,593, $186,559 and $____; and $100,286, $185,912 AND $____ in subadvisory fees to Montgomery (or its predecessor) and RS Investment Management, respectively, for the fiscal years ended December 31, 1997, 1998 AND 1999. NVEST MANAGEMENT paid $130,052 and $75,229; and $92,832 and $56,037 in subadvisory fees to Harris and Loomis Sayles, respectively, for the fiscal year ended December 31, 1997 and for the period January 1 to April 30, 1998. The Fund paid $140,461 and $____, and $114,053 and $____ to Harris and Loomis Sayles, respectively, for the period May 1 to December 31, 1998 AND THE FISCAL YEAR ENDED DECEMBER 31, 1999.


         Prior to July 31, 1997, Montgomery Asset Management, L.P., the predecessor to Montgomery, served as subadviser to the segments of the Star Worldwide and Star Small Cap Funds currently managed by Montgomery, pursuant to separate subadvisory agreements providing for the same subadvisory fees as are currently in effect in the subadvisory agreements with Montgomery.



         Prior to October 1, 1997, RS Investment Management served as subadviser to the segments of the Star Worldwide and Star Small Cap Funds that it currently manages, pursuant to separate subadvisory agreements providing for the same subadvisory fees as are currently in effect for such segment in the subadvisory agreements.



BROKERAGE COMMISSIONS


         For the fiscal years ended December 31, 1997, 1998 AND 1999, brokerage transactions for the Star Advisers Fund aggregating $1,985,896,882, $150,204,537 AND $____, respectively, were allocated to brokers providing research services, and $406,641, $164,649 AND $____, respectively, in commissions were paid on these transactions. For the fiscal years ended December 31, 1997, 1998 and 1999, the Fund paid total brokerage commissions of $2,844,608, $2,180,020 AND $_____, respectively. For the fiscal year ended December 31, 1999, the Fund paid $____ in brokerage commissions (___% of the Fund's total brokerage commissions) to Harris Associates Securities L.P. ("HASLP"), a registered broker-dealer and an affiliate of Harris Associates. For the fiscal year ended December 31, 1999, the Fund effected ____% of its total brokerage transactions through HASLP.

         For the fiscal years ending December 31, 1997, 1998 AND 1999, brokerage transactions for the Star Worldwide Fund aggregating $127,118,826, $73,990,355 and $____ respectively, were allocated to brokers providing research services, and $79,513, $84,070 AND $____, respectively, in commissions were paid on these transactions. For the fiscal years ending December 31, 1997, 1998 AND 1999, the Fund paid total brokerage commissions of $1,046,316, $887,495 AND $____, respectively. For the fiscal year ended December 31, 1999, the Fund paid $____ in brokerage commissions (____% of the Fund's total brokerage commissions) to HASLP. For the fiscal year ended December 31, 1999, the Fund effected ____% of its total brokerage transactions through HASLP.

         For the period December 31, 1996 (commencement of operations) to December 31, 1997 and for the fiscal YEARS ended December 31, 1998 and 1999, brokerage transactions for the Star Small Cap Fund aggregating $26,084,510, $21,619,565 AND $____ were allocated to brokers providing research services, and $34,323, $48,385 AND $___ in commissions were paid on these transactions. For the period December 31, 1996 to December 31, 1997 and for the fiscal years ended December 31, 1998 and 1999, the Fund paid total brokerage commissions of $298,987, $476,149 AND $____. For the fiscal year ended December 31, 1999, the Fund paid $____ in brokerage commissions (___% of the Fund's total brokerage commissions) to HASLP. For the fiscal year ended December 31, 1999, the Fund effected ____% of its total brokerage transactions through HASLP.

         IN 1997, 1998 AND 1999 BROKERAGE TRANSACTIONS FOR STAR VALUE FUND AGGREGATING $19,208,488, $77,873,944 AND $___, RESPECTIVELY, WERE ALLOCATED TO BROKERS PROVIDING RESEARCH SERVICES, AND $29,690, $119,738, AND $____, RESPECTIVELY, IN COMMISSIONS WERE PAID ON THESE TRANSACTIONS IN SUCH YEARS. DURING 1997, 1998, AND 1999 THE FUND PAID TOTAL BROKERAGE COMMISSIONS OF $618,342, $967,035 AND $____, RESPECTIVELY.


         For more information about the Funds' portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES


         As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay NVEST Funds DISTRIBUTOR, L.P. (the "Distributor"), fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Funds during the fiscal years ended December 31, 1997, 1998 AND 1999:

                 FUND              1997             1998              1999
  --------------------------       ----             ----              ----

  Star Advisers Fund              $967,853       $1,072,116         (Class A)
                                $4,220,821       $4,826,734         (Class B)
                                  $875,440         $958,464         (Class C)

  Star Worldwide Fund             $261,744         $285,578         (Class A)
                                $1,037,171       $1,235,217         (Class B)
                                  $241,823         $249,303         (Class C)


  Star Small Cap Fund*             $79,699         $132,793         (Class A)
                                  $304,812         $569,200         (Class B)
                                   $86,522         $142,047         (Class C)


  Star Value Fund                 $819,873         $840,948         (Class A)
                                  $661,091         $840,370         (Class B)
                                   $52,413          $70,069         (Class C)


* The Star Small Cap Fund commenced operations on December 31, 1996.


During the fiscal year ended December 31, 1999, expenses relating to each Fund's 12b-1 plans were as follows:


STAR ADVISERS FUND


(Class A shares)
Compensation to Investment DEALERS                                           $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS        $
                                                                             -
                                                     TOTAL                   $

(Class B shares)
Compensation to Investment DEALERS                                          $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS       $
                                                                             -
                                                     TOTAL                   $

(Class C shares)
Compensation to Investment DEALERS                                           $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS        $
                                                                             -
                                                     TOTAL                   $


STAR WORLDWIDE FUND


(Class A shares)
Compensation to Investment DEALERS                                           $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS        $
                                                                             -
                                                     TOTAL                   $


(Class B shares)
Compensation to Investment DEALERS                                            $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS         $
                                                                              -
                                                     TOTAL                    $

(Class C shares)
Compensation to Investment DEALERS                                            $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS         $
                                                                              -
                                                     TOTAL                    $


STAR SMALL CAP FUND


(CLASS A SHARES)
Compensation to Investment DEALERS                                          $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS       $
                                                                             -
                                                     TOTAL                   $

(CLASS B SHARES)
Compensation to Investment DEALERS                                          $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS       $
                                                                             -
                                                     TOTAL                   $

(CLASS C SHARES)
Compensation to Investment DEALERS                                           $
COMPENSATION to Distributor's Sales Personnel and Other Related COSTS        $
                                                                             -
                                                     TOTAL                   $


STAR VALUE FUND


(CLASS A SHARES)
COMPENSATION TO INVESTMENT DEALERS                                           $
COMPENSATION TO DISTRIBUTOR'S SALES PERSONNEL AND OTHER RELATED COSTS        $
                                                                             -
                                                     TOTAL                   $

(CLASS B SHARES)
COMPENSATION TO INVESTMENT DEALERS                                           $
COMPENSATION TO DISTRIBUTOR'S SALES PERSONNEL AND OTHER RELATED COSTS        $
                                                                             -
                                                     TOTAL                   $

(CLASS C SHARES)
COMPENSATION TO INVESTMENT DEALERS                                           $
COMPENSATION TO DISTRIBUTOR'S SALES PERSONNEL AND OTHER RELATED COSTS        $
                                                                             -
                                                     TOTAL                   $

         Of the amounts listed above as compensation to investment dealers, the following amounts were paid by the Distributor to New England Securities Corporation ("New England Securities"), a broker-dealer affiliate of the
Distributor: $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the Star Advisers Fund; $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the Star Worldwide Fund; and $____ relating to the Class A shares, $____ relating to the Class B shares and $____ relating to the Class C shares of the Star Small Cap Fund and $____ RELATING TO THE CLASS A SHARES, $____ RELATING TO THE CLASS B SHARES AND $____ RELATING TO THE CLASS C SHARES OF THE STAR VALUE FUND. New England Securities paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.


--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


         As of February 1, 2000, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes set forth below. In addition, each person that has direct or indirect beneficial ownership of more than 25% of the outstanding shares of the indicated classes of the Funds set forth below may be deemed to control that Fund as defined in the 1940 Act.


FUND                   SHAREHOLDER AND ADDRESS              OWNERSHIP PERCENTAGE
----                   -----------------------              --------------------
STAR ADVISERS FUND
Class Y shares


                       New England Mutual Life Insurance Co.      56.61%
                       Separate Investment Accounting
                       Attn Brenda Harmon
                       501 Boylston Street - 6th Floor
                       Boston, MA  02116-3706

                       New England Life Insurance Co.             14.34%
                       Insurance Accounting 6th Floor
                       501 Boylston Street
                       Boston, MA  02116-3706

                       New England Life Insurance Co.              8.36%
                       C/o Mary Beth Klein
                       Insurance Accounting 6th Fl.
                       501 Boylston St.
                       Boston, MA  02116-3706

                       Metropolitan Life Insurance Co.            17.85%
                       C/o Mary Beth Klein
                       Insurance Accounting 6th Fl.
                       501 Boylston Street
                       Boston, MA  02116-3706

STAR SMALL CAP
Class B shares         MLPF &S For the Sole Benefit                6.67%
                       of it's Customers
                       Attn Fund Administration ML #97MR9
                       4800 Deer Lake Dr. East - 2nd Fl.
                       Jacksonville, FL  32246-6484

STAR SMALL CAP
Class C shares         MLPF &S For the Sole Benefit               11.57%
                       Of it's Customers
                       Attn Fund Administration ML#97UA9
                       4800 Deer Lake Dr. East -2nd Fl.
                       Jacksonville, FL  32246-6484

STAR VALUE FUND
Class Y shares         New England Life Insurance Co.             80.02%
                       Separate Investment Accounting
                       Attn Brenda Harmon
                       501 Boylston Street - 6th Fl.
                       Boston, MA  02116-3706

                       New England Life Insurance Co.             17.93%
                       C/o Mary Beth Klein
                       Insurance Accounting 6th Fl.
                       501 Boylston St.
                       Boston, MA  02116-3706


--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUNDS
--------------------------------------------------------------------------------

                      PERFORMANCE RESULTS - PERCENT CHANGE*
                         FOR THE PERIODS ENDED 12/31/99

STAR ADVISERS FUND

                                                             Aggregate                              Average Annual
                                                            Total Return                             Total Return
                                             -------------------------------------------     ------------------------------
                                                                             Since                               Since
Class A shares:  As a % of                        1 Year    5 Years         7/7/94**             5 Years        7/7/94**
--------------------------                        ------    -------         --------             -------        --------

Net Asset VALUE
MAXIMUM Offering PRICE

                                                             Aggregate                               Average Annual
                                                            Total Return                              Total Return
                                             -------------------------------------------      -----------------------------
                                                                              Since                              Since
Class B shares: As a % of                         1 Year      5 Years        7/7/94**            5 Years        7/7/94**
-------------------------                         ------      -------        --------            -------        --------
Net Asset VALUE
REDEMPTION at End of PERIOD

                                                                Aggregate                            Average Annual
                                                            Total Return                              Total Return
                                             -------------------------------------------      -----------------------------
                                                                              Since                              Since
Class C shares: As a % of                         1 Year      5 Years        7/7/94**            5 Years        7/7/94**
-------------------------                         ------      -------        --------            -------        --------
Net Asset Value

                                                             Aggregate                               Average Annual
                                                            Total Return                              Total Return
                                             -------------------------------------------      -----------------------------
                                                                         Since                         Since
Class Y shares: As a % of                          1 Year      5 Years  11/15/94**               5 Years       11/15/94**
-------------------------                          ------      -------  ----------               -------       ----------
Net Asset VALUE




STAR WORLDWIDE FUND
                                                             Aggregate                               Average Annual
                                                            Total Return                              Total Return
                                             -------------------------------------------      -----------------------------
                                                                           Since                           Since
Class A shares:  As a % of                           1 Year              12/29/95**                     12/29/95**
--------------------------                           ------              ----------                     ----------
Net Asset VALUE
MAXIMUM Offering Price

                                                             Aggregate                               Average Annual
                                                            Total Return                              Total Return
                                             -------------------------------------------      -----------------------------
                                                                        Since                              Since
Class B shares:  As a % of                        1 Year              12/29/95**                        12/29/95**
--------------------------                        ------              ----------                        ----------
Net Asset VALUE
REDEMPTION at End of Period

                                                             Aggregate                                Annualized
                                                            Total Return                             Total Return
                                             -------------------------------------------      ----------------------------
                                                                              Since                       Since
Class C shares: As a % of                               1 Year             12/29/95**                   12/29/95**
-------------------------                               ------             ----------                   ----------
Net Asset  VALUE

                                                             Aggregate                              Average Annual
                                                            Total Return                             Total Return
                                             -------------------------------------------      ----------------------------
                                                                              Since                       Since
Class Y shares: As a % of                               1 Year             inception**                 inception**
-------------------------                               ------             -----------                 -----------
Net Asset Value                                         N\A                   N\A                         N\A


STAR SMALL CAP FUND
                                                             Aggregate                              Average Annual
                                                            Total Return                             Total Return
                                             -------------------------------------------      ----------------------------
                                                                      Since                               Since
Class A shares: As a % of                         1 Year            12/31/96**                          12/31/96**
-------------------------                         ------            ----------                          ----------
Net Asset VALUE
Maximum Offering Price

                                                             Aggregate                              Average Annual
                                                            Total Return                             Total Return
                                             -------------------------------------------      ----------------------------
                                                                              Since                              Since
Class B shares: As a % of                        1 Year      5 Years       12/31/96**            5 Years      12/31/96**
-------------------------                        ------      -------       ----------            -------      ----------
Net Asset Value
Redemption at End of Period

                                                             Aggregate                                Annualized
                                                            Total Return                             Total Return
                                             -------------------------------------------      ----------------------------
                                                                      Since                              Since
Class C shares: As a % of                         1 Year             12/31/96**                         12/31/96**
-------------------------                         ------             ----------                         ----------
Net Asset VALUE
REDEMPTION at End of Period

                                                             Aggregate                              Average Annual
                                                            Total Return                             Total Return
                                             -------------------------------------------      ----------------------------
                                                                             Since                       Since
Class Y shares: As a % of                               1 Year            inception**                  inception**
-------------------------                               ------            -----------                  -----------
Net Asset Value                                          N/A                   N/A                         N/A

STAR VALUE FUND
                                                           Aggregate                            Average Annual
                                                         Total Return                            Total Return
                                             --------------------------------------     -------------------------------
Class A shares: As a % of                        1 Year     5 Years      10 Years           5 Years        10 Years
-------------------------                        ------     -------      --------           -------        --------
Net Asset Value
Maximum Offering Price


                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                             ----------------------------------------    ------------------------------
                                                                           Since                              Since
Class B shares: As a % of                        1 Year     5 Years     9/13/93***           5 Years       9/13/93***
-------------------------                        ------     -------     ----------           -------       ----------
Net Asset Value
Redemption at End of Period

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                             ----------------------------------------    ------------------------------
                                                                           Since                              Since
Class C shares: As a % of                        1 Year     5 Years     12/30/94***          5 Years      12/30/94***
-------------------------                        ------     -------     -----------          -------      -----------
Net Asset Value
Redemption at End of Period

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                             ----------------------------------------    ------------------------------
                                                                           Since                              Since
Class Y shares: As a % of                        1 Year     5 Years     3/31/94***           5 Years      3/31/94***
-------------------------                        ------     -------     ----------           -------      ----------
Net Asset Value

*  Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

** Commencement of Fund operations or offering of the specified class of shares.


         The foregoing data represent past performance only and are not a prediction as to the future returns of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than this original cost.

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Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

NVEST FUNDS TRUST I
NVEST FUNDS TRUST II
NVEST FUNDS TRUST III


STATEMENT OF ADDITIONAL INFORMATION -- PART II


MAY 1, 2000

         The following information applies generally to the funds listed below (the "Funds" and each a "Fund"). The Funds constitute all of the series of Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III (the "Trusts" and each a "Trust), except for Nvest Access Shares (Nvest Core Equity Fund, Nvest Select Fund, Nvest Stock and Bond Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund), which are not currently being offered to the public. In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (the "Statement") as well as in the Prospectuses of the Funds dated May 1, 2000 (the "Prospectus" or "Prospectuses"). The following Funds are described in this Statement:

SERIES OF NVEST FUNDS TRUST I

Nvest Strategic Income Fund            (the "Strategic Income Fund")
Nvest Bond Income Fund                 (the "Bond Income Fund")
Nvest Municipal Income Fund            (the "Municipal Income Fund")
Nvest Government Securities Fund       (the "Government Securities Fund")
Nvest International Equity Fund        (the "International Equity Fund")
Nvest Growth Fund                      (the "Growth Fund")
Nvest Capital Growth Fund              (the "Capital Growth Fund")
Nvest Balanced Fund                    (the "Balanced Fund")
Nvest Star Advisers Fund               (the "Star Advisers Fund")
Nvest Star Worldwide Fund              (the "Star Worldwide Fund")
Nvest Star Small Cap Fund              (the "Star Small Cap Fund")
Nvest Star Value Fund                  (the "Star Value Fund")

SERIES OF NVEST FUNDS TRUST II

Nvest High Income Fund                 (the "High Income Fund")
Nvest Short Term Corporate
  Income Fund                          (the "Short Term Corporate Income Fund")
Nvest Limited Term U.S. Government
  Fund                                 (the "Limited Term U.S. Government Fund")
Nvest Massachusetts Tax Free Income
  Fund                                 (the "Massachusetts Fund")
Nvest Intermediate Term Tax Free
  Fund of California                   (the "California Fund")
Nvest Growth and Income Fund           (the "Growth and Income Fund")

SERIES OF NVEST FUNDS TRUST III

Nvest Bullseye Fund                    (the "Bullseye Fund")
Nvest Equity Income Fund               (the "Equity Income Fund")


----------------------------------------------------------------------------------------------------------------------------
                                           MISCELLANEOUS INVESTMENT PRACTICES
----------------------------------------------------------------------------------------------------------------------------

         The following is a list of certain investment practices in which a Fund may engage as SECONDARY investment strategies.
A Fund's primary strategies are detailed in its prospectus.


HIGH INCOME FUND                            STRATEGIC INCOME FUND                        BOND INCOME FUND
----------------                            ---------------------                        ----------------
Various Equity Securities                   Various Equity Securities                    Various Equity Securities
U.S. Government Securities                  When-issued Securities                       Mortgage-backed Securities
Mortgage-backed Securities                  Asset-backed Securities                      Asset-backed Securities
Asset-backed Securities                     Collateralized Mortgage Obligations          Collateralized Mortgage Obligations
Collateralized Mortgage Obligations         Repurchase Agreements                        When-issued Securities
Stripped Securities                         Foreign Currency Hedging Transactions        Convertible Securities
Repurchase Agreements                       Investments in Closed-end                    Securities of Emerging Markets
When-issued Securities                           Investment Companies                    Foreign Currency Hedging
Convertible Securities                      Futures, Options and Swap Contracts              Transactions
Foreign Currency Hedging                    Short Sales                                  Illiquid Securities
    Transactions                            Illiquid Securities                              (including Rule 144A Securities)
Illiquid Securities                             (including Rule 144A Securities)         Loans of Portfolio Securities
    (including Rule 144A Securities)        Loans of Portfolio Securities                Short-term Investments
Loans of Portfolio Securities               Borrowing/Reverse Repurchase                 Money Market Instruments
Short-term Investments                          Agreements                               Foreign Government Bonds
Money Market Instruments                    Short-term Investments
Structured Notes                            Money Market Instruments
Step Coupon Bonds                           Step Coupon Bonds

MUNICIPAL INCOME FUND                       SHORT TERM CORPORATE INCOME FUND             LIMITED TERM U.S. GOVERNMENT FUND
---------------------                       --------------------------------             ---------------------------------
Repurchase Agreements                       Convertible Bonds                            Corporate Fixed Income Securities
Stripped Securities                         Stripped Securities                          Mortgage-backed Securities
When-issued Securities                      Repurchase Agreements                        Collateralized Mortgage Obligations
Futures and Options                         When-issued Securities                       Stripped Securities
Short-term Investments                      Securities in Emerging Markets               Repurchase Agreements
Money Market Instruments                    Foreign Currency Hedging                     When-issued Securities
                                            Transactions/Forward Commitments             Foreign Securities
                                            Futures and Options                              (Global Markets, Supranational
                                            Illiquid Securities                              Agencies)
                                                (including Rule 144A Securities)         Foreign Currency Hedging Transactions
                                            Short-term Investments                       Futures and Options
                                            Money Market Instruments                     Illiquid Securities
                                            Zero Coupon Securities                           (including Rule 144A Securities)
                                            Foreign Securities                           Loans of Portfolio Securities
                                               (Supranational Agencies)                  Short-term Investments
                                            Structured Notes                             Money Market Instruments
                                            Non-Convertible Preferred Stocks,            Foreign Government Bonds
                                               Notes or Bonds
                                            Step Coupon Bonds

GOVERNMENT SECURITIES FUND                  MASSACHUSETTS FUND                           CALIFORNIA FUND
--------------------------                  ------------------                           ---------------
Repurchase Agreements                       U.S. Government Securities                   U.S. Government Securities
When-issued Securities                      Mortgage-related Securities                  Mortgage-related Securities
Futures and Options                         Stripped Securities                          Stripped Securities
Money Market Instruments                    Repurchase Agreements                        Repurchase Agreements
                                            When-issued Securities                       When-issued Securities
                                            Futures and Options                          Futures and Options
                                            Illiquid Securities                          Illiquid Securities
                                                (including Rule 144A Securities)             (including Rule 144A Securities)
                                            Money Market Instruments                     Money Market Instruments
                                            Pay-in-kind Securities                       Pay-in-kind Securities
                                            Borrowing/Reverse Repurchase                 Borrowing/Reverse Repurchase
                                               Agreements                                   Agreements

BULLSEYE FUND                               INTERNATIONAL EQUITY FUND                  GROWTH FUND
-------------                               -------------------------                  -----------
Various Equity Securities                   U.S. Equity Securities                     Various Equity Securities
U.S. Government Securities                  U.S. Government Securities                 Corporate Fixed Income Securities
Repurchase Agreements                       U.S. Corporate Fixed Income Securities          (investment grade)
When-issued Securities                           (investment grade)                    U.S. Government Securities
Foreign Securities (Global Markets,         Lower-quality Fixed Income Securities      Repurchase Agreements
    Supranational agencies)                      (Foreign and U.S.)                    Zero Coupon Securities
Securities of Emerging Markets              Repurchase Agreements                      Convertible Securities
Foreign Currency Hedging                    Zero Coupon Securities                     Futures, Options and Swap
    Transactions                            When-issued Securities                         Contracts
Futures, Options and Swap                   Foreign Currency Hedging                   Short Sales Against the Box
    Contracts                                   Transactions                           Illiquid Securities
Short Sales Against the Box                 Foreign Corporate Bonds                        (including Rule 144A Securities)
Illiquid Securities                         Foreign Convertible Bonds                  Borrowing/Reverse Repurchase
    (including Rule 144A Securities)        Foreign Government Bonds                       Agreements
Loans of Portfolio Securities               Supranational Agencies                     Short-term Investments
Borrowing/Reverse Repurchase                Warrants                                   Money Market Instruments
    Agreements                              Investments in Other Investment
Short-term Investments                          Companies
Money Market Instruments                    Futures, Options and Swap
Foreign Government Bonds                        Contracts
                                            Short Sales Against the Box
                                            Illiquid Securities
                                                (including Rule 144A Securities)
                                            Loans of Portfolio Securities
                                            Borrowing/Reverse Repurchase
                                                Agreements
                                            Short-term Investments
                                            Money Market Instruments

GROWTH AND INCOME FUND                      CAPITAL GROWTH FUND                        BALANCED FUND
----------------------                      -------------------                        --------------
Various Equity Securities                   Various Equity Securities                  Various Equity Securities
Corporate Fixed Income Securities           Corporate Fixed Income Securities          Non-Convertible Preferred Stock
    (investment grade)                          (investment grade)                     Lower Quality Corporate Fixed Income
U.S. Government Securities                  U.S. Government Securities                    Securities
Zero Coupon Securities                      Repurchase Agreements                      Repurchase Agreements
Repurchase Agreements                       Zero Coupon Securities                     Investments in Other Investment
Convertible Securities                      Convertible Securities                        Companies
Foreign Securities (Global Markets,         Foreign Securities (Global markets,        Foreign Currency Hedging
    Supranational agencies, Depository          Supranational agencies,                   Transactions
    Receipts)                                   Depository receipts)                   Futures, Options and Swap Contracts
Foreign Currency Hedging                    Foreign Currency Hedging                   Short Sales Against the Box
    Transactions                                Transactions                           Illiquid Securities
Investments in Other Investment             Investments in Other Investment               (including Rule 144A Securities)
    Companies                                   Companies                              Loans of Portfolio Securities
Futures, Options and Swap Contracts         Futures, Options and Swap                  Borrowing/Reverse Repurchase
Short Sales Against the Box                     Contracts                                 Agreements
Illiquid Securities                         Short Sales Against the Box                Short-term Investments
    (including Rule 144A Securities)        Illiquid Securities                        Money Market Instruments
Loans of Portfolio Securities                   (including Rule 144A Securities)
Borrowing/Reverse Repurchase                Loans of Portfolio Securities
    Agreements                              Borrowing/Reverse Repurchase
Short-term Investments                          Agreements
Money Market Instruments                    Short-term Investments
Foreign Government Bonds                    Money Market Instruments
                                            Foreign Government Bonds

EQUITY INCOME FUND
------------------
Various Equity Securities
Corporate Fixed Income Securities (investment grade)
Lower Quality Corporate Fixed
    Income Securities
U.S. Government Securities
Repurchase Agreements
Zero Coupon Securities
Convertible Bonds
Securities of Emerging Markets
Foreign Currency Hedging
    Transactions
Investments in Other Investment
    Companies
Futures, Options and Swap Contracts
Short Sales Against the Box
Illiquid Securities (including Rule 144A Securities)
Loans of Portfolio Securities
Borrowing/Reverse Repurchase
    Agreements
Short-term Investments
Money Market Instruments
Foreign Government Bonds
When-issued Securities

The following is a list of some of the investment practices employed by the various subadvisers of Nvest Star Funds as SECONDARY strategies. Due to the multi-subadviser approach of Nvest Star Funds, investing in a certain security may be a primary strategy for one segment of the Fund and a secondary strategy for another segment of such Fund.

STAR ADVISERS FUND                           STAR WORLDWIDE FUND                          STAR SMALL CAP FUND
------------------                           -------------------                          -------------------
Various Equity Securities                    Various Equity Securities                    Various Equity Securities
U.S. Government Securities                   U.S. Government Securities                   U.S. Government Securities
Repurchase Agreements                        Repurchase Agreements                        Repurchase Agreements
Structured Notes                             Structured Notes                             Structured Notes
Zero Coupon; Pay-in Kind;                    Zero Coupon and Strips                       When-issued; Forward Commitments
    Step Coupon and Strips                   When-issued; Forward Commitments             Foreign Currency Hedging
When-issued; Forward Commitments             Foreign Currency Hedging                        Transactions
Foreign Currency Hedging                         Transactions                             Privatizations
    Transactions                             Privatizations                               Investments in Other Investment
Privatizations                               Investments in Other Investment                 Companies
Investments in Other Investment                  Companies                                Futures, Options and Swap
    Companies                                Futures, Options and Swap                       Contracts
Futures, Options and Swap Contracts              Contracts                                Short Sales
Short Sales Against the Box                  Short Sales Against the Box                  Illiquid Securities
Illiquid Securities                          Illiquid Securities                             (including Rule 144A Securities
    (including Rule 144A Securities              (including Rule 144A Securities             and Section 4(2) Commercial Paper)
     and Section 4(2) Commercial                  and Section 4(2) Commercial Paper)      Borrowing/Reverse Repurchase
     Paper)                                  Borrowing/Reverse Repurchase                    Agreements
Borrowing/Reverse Repurchase                     Agreements                               Short-term Investments
    Agreements                               Short-term Investments                       Money Market Instruments
Short-term Investments                       Money Market Instruments                     Mortgage- and Asset-backed Securities
Money Market Instruments                     Loans of Portfolio Securities                Loans of Portfolio Securities
Loans of Portfolio Securities                Mortgage- and Asset-backed Securities        Foreign Government Bonds
Mortgage- and Asset backed Securities        Foreign Government Bonds                     Collateralized Mortgage Obligations
Foreign Government Bonds                     Step Coupon Bonds                            Step Coupon Bonds
Collateralized Mortgage Obligations          Pay-in-kind Securities                       Pay-in-kind Securities
Foreign Securities (Global Markets,          Foreign Currency Speculation                 Foreign Currency Speculation Transactions
    Supranational Agencies)                      Transactions                             Zero Coupon Securities
Securities of Emerging Markets               Collateralized Mortgage Obligations          Stripped Securities
Foreign Depository Receipts                  Foreign Securities (Supranational            Convertible Bonds
Foreign Currency Speculation                     Agencies, Emerging Markets)              Foreign Securities (Global Markets,
    Transactions                                                                             Emerging Markets, Depository Receipts,
                                                                                             Supranational Agencies)

STAR VALUE FUND
---------------
Various Equity Securities
Corporate Fixed Income Securities (investment grade)
U.S. Government Securities
Repurchase Agreements
Zero Coupon Securities
When-issued Securities
Convertible Securities
Foreign Currency Hedging
    Transactions
Investments in Other Investment
    Companies
Futures, Options and Swap Contracts
Short Sales Against the Box
Illiquid Securities  (including Rule 144A Securities)
Loans of Portfolio Securities
Borrowing/Reverse Repurchase
    Agreements
Short-term Investments
Money Market Instruments
Foreign Government Bonds


       The following is a description of the various investment practices in which a Fund may engage, whether as a primary or secondary strategy:

Equity Securities - Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. A Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

o Small Companies - Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

o Warrants - A Fund may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

o Real estate investment trusts (REITs) - Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with the investments in real estate. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.

Fixed-income Securities - A Fund may invest in fixed-income securities. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of your shares will vary as a result of changes in the value of the bonds and other securities in a Fund's portfolio.

Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. In the case of municipal bonds, the issuer may make these payments from money raised through a variety of sources, including
(1) the issuer's general taxing power, (2) a specific type of tax such as a property tax, or (3) a particular facility or project such as a highway. The ability of an issuer of municipal bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of a Fund's investments in fixed-income securities will cause the Fund's net asset value to increase or decrease.

Lower Quality Fixed-income Securities - Fixed-income securities rated BB or lower by Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P") or Ba or lower by Moody's Investor's Service, Inc. ("Moody's") (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's or subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Bond Ratings" and "Appendix D - Average Monthly Portfolio Composition Tables."

Structured Notes - Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the Standard & Poor's Composite Index of 500 Stocks ("S&P 500")) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the fund's exposure to changes in the value of assets that the fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the fund's portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. (The Funds are not permitted to invest more than 15% of their net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply.

U.S. Government Securities - Certain Funds may invest in some or all of the following U.S. government securities:

o U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States government.

o U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States government.

o "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

o "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government.

o "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States government.

         U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Tax Exempt Bonds - Certain Funds may invest in tax exempt bonds. Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term "tax exempt bonds" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenues bonds but retains others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability, as noted in the Prospectus.

         These Funds may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users.

         The two principal classifications of tax exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. The characteristics and methods of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

         The ratings of Moody's and S&P represent their opinions and are not absolute standards of quality. Tax exempt bonds with the same maturity, interest rate and rating may have different yields while tax exempt bonds of the same maturity and interest rate with different ratings may have the same yield.


         Although the yield of a tax-exempt Fund generally will be lower than that of a taxable income Fund, the net after-tax return to investors may be greater. The table below illustrates what tax-free investing can mean. It shows what you must earn from a taxable investment to equal a tax-free yield ranging from 4% to 8%, under current federal tax rates. You can see that as your tax rate goes up, so do the benefits of tax-free income. For example, a married couple with a taxable income of $40,000 filing a joint return would have to earn a taxable yield of ___% to equal a tax-free yield of ___%. This example and the following table do not take into account the effect of state or local income taxes, if any, or federal income taxes on social security benefits which may arise as a result of receiving tax-exempt income, or the federal alternative minimum tax that may be payable to the extent that Fund dividends are derived from interest on "private activity" bonds (see the section entitled "Income Dividends, Capital Gains Distributions and Tax Status"). Also, a portion of the Fund's distributions may consist of ordinary income or short-term or long-term capital gains and will be taxable to you as such.


                                    TAXABLE EQUIVALENT YIELDS - MUNICIPAL INCOME FUND
TAXABLE INCOME*
                                           FEDERAL                                              IF TAX EXEMPT YIELD IS
SINGLE RETURN ($)      JOINT RETURN ($)    MARGINAL      4.0%          5.0%        6.0%         7.0%         8.0%
                                           TAX RATE**    THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
---------------------- ------------------- ------------- ----------------------------------------------------------------



*  This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code").
** These rates do not reflect any potential state income tax.

         Obligations of issuers of tax exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of tax exempt securities for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

         All debt securities, including tax exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues. The ability of the Fund to invest in securities other than tax exempt bonds is limited by a requirement of the Code that at least 50% of the Fund's total assets be invested in tax exempt bonds at the end of each calendar quarter.

State Tax Exempt Securities - Certain Funds may invest in "State Tax Exempt Securities" which term refers to debt securities the interest from which is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). State Tax Exempt Securities consist primarily of bonds of the Fund's named state, their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain State Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term "State Tax Exempt Securities" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, as described in the Fund's Prospectus, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than State Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

         In addition, the term "State Tax Exempt Securities" includes debt obligations issued by other governmental entities (for example, U. S. territories) if such debt obligations generate interest income which is exempt from federal income tax and State personal income taxes (other than any alternative minimum taxes).

         There are, of course, variations in the quality of State Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

         The yields on State Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the State Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and Standard and Poor's represent their opinions as to the quality of the State Tax Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, State Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while State Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of State Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

         Although the yield of a tax exempt Fund generally will be lower than that of a taxable income Fund, the net after-tax return to investors may be greater. The tables below illustrate what tax-free investing can mean for you. It does not take into account the effect of income taxes on social security benefits which may arise as a result of receiving tax-exempt income, or any alternative minimum tax. Also, a portion of the Funds' distributions may consist of ordinary income, short-term capital gain or long-term capital gain and will be taxable to you as such. The tables show, for different assumed levels of taxable income and marginal tax rates, the equivalent taxable yield that would be required to achieve certain levels of tax exempt yield. Yields shown do not represent actual yields achieved by the Fund and are not intended as a prediction of future yields.
                                            TAX FREE INVESTING


MASSACHUSETTS FUND
                                                        2000
                                                    COMBINED MA
TAXABLE INCOME*                                         AND                     IF TAX EXEMPT YIELD IS
-------------------------------------------------     FEDERAL     ----------------------------------------------------
                 SINGLE               JOINT             TAX         4.00%     5.00%      6.00%     7.00%        8.00%
               RETURN($)           RETURN ($)         BRACKET**       THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
----------------------------------------------------------------------------------------------------------------------



CALIFORNIA FUND
                                                 2000 COMBINED
TAXABLE INCOME*                                   FEDERAL AND                   IF TAX EXEMPT YIELD IS
------------------------------------------------  CALIFORNIA     ----------------------------------------------------
             SINGLE             JOINT              MARGINAL        4.00%   5.00%       6.00%     7.00%        8.00%
           RETURN ($)         RETURN ($)          TAX RATE**       THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
---------------------------------------------------------------------------------------------------------------------



 * This amount represents taxable income as defined in the Internal Revenue Code and the Massachusetts and California tax
   law.  Note that Massachusetts and California taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions, and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1999. These rates include the effect of deducting state taxes on a federal return.


         These Funds do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

         Securities in which the Fund may invest, including State Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the State legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their State Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable.

         The Fund's named state and certain of its cities and towns and public bodies have from time to time encountered financial difficulties which have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Fund.

Mortgage-Related Securities - Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

An Adjustable Rate Mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-backed Securities - The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, assets such as automobile and credit card receivables are being securitized in pass- through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMO") - A CMO is a security backed by a portfolio of mortgages or mortgage securities held under an indenture. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be considered derivative securities.

"Stripped" Securities - Stripped securities are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Zero-coupon Securities; Pay-in-Kind and Step Coupon - Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon and pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

When-Issued or Delayed Delivery Securities; Forward Commitments - Certain Funds may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a when-issued or delayed-delivery basis), it is required to segregate with the Trust's custodian cash or liquid securities eligible for purchase by a Fund in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. A Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, a Fund will meet its obligations from the then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

         Certain Funds may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

Repurchase Agreements - Certain Funds may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States government, the obligation of the seller is not guaranteed by the United States government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.

Convertible Securities - Certain Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Foreign Securities - Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

         Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

         In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

         There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

         Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

         Certain Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

         In addition, certain Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.


         In determining whether to invest in securities of foreign issuers, Nvest Funds Management, L.P. ("Nvest Management") or the subadviser of each Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.


Foreign Currency - Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

         A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions - To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot ( i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures, Options and Swap Contracts" below.

Privatizations - In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, or the terms of participation may be less advantageous than for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Investments in Other Investment Companies - Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical or efficient way for a Fund to invest in such countries. In other cases, where a Fund's subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, the Fund will indirectly bear its share of the expenses of that investment company. These expenses are in addition to the Fund's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

Futures, Options and Swap Contracts
-----------------------------------

FUTURES CONTRACTS A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 futures trade in contracts equal to $500 multiplied by the S&P 500.

         When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

         Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

         Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

OPTIONS An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

         An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

         A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

         A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

         Closing a written call option will permit the Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

         The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

         Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

         As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

         Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

         A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

         Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

         Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

         Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         All call options written by a Fund on foreign currencies will be "covered." A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

FUTURES AND OPTIONS ON TAX-EXEMPT BONDS AND BOND INDICES Municipal Income Fund, Massachusetts Fund and California Fund may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Fund's net asset value, and the writing of options on futures may yield additional income for the Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.

SWAP CONTRACTS Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

RISKS The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation.
There is no assurance that the Fund will be able to effect such compensation.

         Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

         The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

         The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

         Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

         Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

         An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the International Equity Fund purchases foreign stock index futures.

         The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

OVER-THE-COUNTER OPTIONS An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. government securities and the assets used as cover for written over-the-counter options on U.S. government securities should generally be treated as illiquid securities for purposes of the investment restrictions prohibiting the Government Securities Fund from investing more than 15% of its net assets in illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although Back Bay Advisors, L.P. ("Back Bay Advisors"), the Government Securities Fund's subadviser, does not believe that over-the-counter options on U.S. government securities are generally illiquid, the Fund has agreed that pending resolution of this issue it will conduct its operations in conformity with the views of the SEC staff on such matters.

         Back Bay Advisors has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Back Bay Advisors. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

ECONOMIC EFFECTS AND LIMITATIONS Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax exempt bonds for that purpose.

         The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

FUTURE DEVELOPMENTS The above discussion relates to the Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Short Sales and Short Sales "Against the Box" - A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Certain Funds may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold, a practice known as selling short "against the box." The Star Small Cap Fund, however, may engage in short sales that are not against the box (i.e. does not own or have the right to acquire the security sold). A Fund may engage in short sales of securities in order to profit from an anticipated decline in the value of a security or may also engage in short sales to attempt to limit its exposure to a decline in the value of its portfolio securities. In a short sale, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through whom the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is then obligated to replace the security borrowed by delivering such security to the broker-dealer. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends paid on the security sold short and may also be required to pay a premium to the broker-dealer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to the broker-dealer the securities sold short. To secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of
(a) the securities sold short, (b) securities convertible into or exchangeable for such securities without the payment of additional consideration or (c) cash or certain liquid assets. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund may close out a short position by purchasing, on the open market, and delivering to the broker-dealer an equal amount of the securities sold short, or, if such securities are owned by the Fund, by delivering from its portfolio an equal amount of the securities sold short.

           Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. If the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Code limit tax advantages previously available to the Fund with respect to short sales. Star Small Cap Fund and Star Worldwide Fund currently expect that no more than 25% and 20% of their total assets, respectively, would be involved in short sales.

Illiquid Securities (Rule 144 and Section 4(2) commercial paper) - Illiquid securities are those which are not readily resalable, which may include securities whose disposition is restricted by federal securities laws.

         Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless a subadviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue of Rule 144A securities is liquid. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Loans of Portfolio Securities - Certain Funds may lend up to 33 1/3% of their total assets (taken at current value) in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. These Funds will continue to benefit from interest or dividends on the securities loaned and may also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction listed in Part I of this Statement. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the boards of trustees of the Trusts or persons acting pursuant to the direction of the boards.

         These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading - Certain Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any subadviser's investment discretion in managing its segment or segments of a Fund's assets.

Money Market Instruments - A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal and that the Fund will be able to maintain the net asset value of its shares at $1.00, although this value cannot be guaranteed.

         Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Temporary Strategies - A Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy a Fund temporarily may hold cash (U. S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U. S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

         In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money instruments. The use of defensive strategies may prevent a Fund from achieving its goal.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUSTS
--------------------------------------------------------------------------------

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of the shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees

         Trustees of the Trusts and their ages (in parentheses), addresses and principal occupations during at least the past five years are listed below. Those marked with an asterisk (*) may be deemed to be an "interested person" of the Trusts as defined in the Investment Company Act of 1940 (the "1940 Act").

GRAHAM T. ALLISON, JR.--Trustee (59); 79 John F. Kennedy Street, Cambridge,
    Massachusetts 02138; Member of the Contract Review and Governance Committee for the Trusts; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (54); 452 Fifth Avenue, New York, New York 10018;
    Member of the Audit and Transfer Agent and Shareholder Services Committee for the Trusts; President and CEO, Cain Brothers & Company, Incorporated (investment banking); Trustee, Universal Health Realty Income Trust (NYSE); Norman Rockwell Museum; Sharon Health Corporation and National Committee for Quality Healthcare (all not-for-profit organizations);

KENNETH J. COWAN -- Trustee (67); One Beach Drive, S.E. #2103, St. Petersburg,
    Florida 33701; Member of the Contract Review and Governance Committee for the Trusts; Retired; Director, A Young Woman's Residence; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (56); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
    20004; Member of the Contract Review and Governance Committee for the Trusts; Partner, The Carlyle Group (investments); Public Service Professor, Harvard Graduate School of Government; Trustee, Council for Excellence in Government (not for profit); Director, Frontier Ventures (personal investment); Director, Telcom Ventures (telecommunications); Director, Genesis Cable (cable communications); Director, Prime Communications (cable communications); Director, Neptune Communications (undersea cable systems); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet; formerly, Managing Director, Shearson Lehman Brothers (Investments);

SANDRA O. MOOSE -- Trustee (57); Exchange Place, Boston, Massachusetts 02109;
    Member of the Audit and Transfer Agent and Shareholder Services Committee for the Trusts; Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation (communications services); Director, Rohm and Haas Company (specialty chemicals).

JOHN A. SHANE -- Trustee (66); 200 Unicorn Park Drive, Woburn, Massachusetts
    01801; Member of the Audit and Transfer Agent and Shareholder Services Committee for the Trusts; President, Palmer Service Corporation (venture capital organization); General Partner, Palmer Partners L.P.; Director, Abt Associates, Inc. (consulting firm); Director, Arch Communications Group, Inc. (paging service); Director, Dowden Publishing Company, Inc. (publisher of medical magazines); Director, Eastern Bank Corporation; Director, Gensym Corporation (developer of expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, United Asset Management Corporation (holding company for institutional money management firms).


*PETER S. VOSS -- Chairman of the Board, Chief Executive Officer and Trustee
    (52); President and Chief Executive Officer, Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"); Chairman of the Board and Director, President and Chief Executive Officer, Nvest Corporation; Director, Nvest Services Company; Chairman of the Board and Director, Nvest Distribution Corporation; Chairman of the Board and Director, BBAI; formerly, Director, New England Financial.


PENDLETON P. WHITE -- Trustee (68); 6 Breckenridge Lane, Savannah, Georgia
    31411; Member of the Contract Review and Governance Committee for the Trusts; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).


 The Contract Review and Governance Committee of the Nvest Funds is comprised solely of disinterested Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Funds, and governance matters relating to the Funds.

 The Audit and Transfer Agent and Shareholders Services Committee of the Nvest Funds is comprised solely of disinterested trustees and considers matters relating to the scope and results of the Funds' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in operational issues relating to the transfer agent.


Officers
--------

         Officers of the Trusts, in addition to Mr. Voss, and their ages (in parentheses) and principal occupations during at least the past five years are listed below.


NEAL G. LITVACK - President (43); President and Chief Executive Officer, Nvest
    Distribution Corporation; President and Chief Executive Officer, Nvest Management; Executive Vice President of Retail Marketing, Nvest Companies.

THOMAS P. CUNNINGHAM - Treasurer (53); Senior Vice President, Nvest Services
    Company; Senior Vice President, Nvest Management; formerly, Vice President, Allmerica Financial Life Insurance and Annuity Company, formerly, Treasurer, Allmerica Investment Trust; formerly, Vice President, First Data Investor Services Group.

JOHN E. PELLETIER - Secretary and Clerk (35); Senior Vice President, General
    Counsel, Secretary and Clerk, Nvest Distribution Corporation; Senior Vice President, General Counsel, Secretary and Clerk, Nvest Funds Distributor, L.P.; Senior Vice President, General Counsel, Secretary and Clerk, Nvest Management; Executive Vice President, General Counsel, Secretary and Clerk, Nvest Services Company; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Counsel, The Boston Company Advisors, Inc.; formerly, Associate, Ropes & Gray (law firm).

         Each person listed above holds the same position(s) with all three Trusts. Previous positions during the past five years with New England Financial or Metropolitan Life Insurance Company ("MetLife"), Nvest Funds Distributor, L.P. or Nvest Management are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which Nvest Funds Distributor, L.P. acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the Trusts is 399 Boylston Street, Boston, Massachusetts 02116.


Trustee Fees
------------

         The Trusts pay no compensation to their officers or to their trustees who are interested persons thereof.


         Each trustee who is not an interested person of the Trusts receives, in the aggregate for serving on the Board of Trustees of the Trusts and Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust (all five trusts collectively, the "Nvest Funds Trusts"), comprising as of December 31, 1999 a total of 27 mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund.

         During the fiscal year ended December 31, 1999, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of the other Nvest Funds Trusts.

                                                                                   Pension or
                               Aggregate        Aggregate         Aggregate        Retirement
                             Compensation      Compensation     Compensation        Benefits        Estimated           Total
                                 from              from             from        Accrued as Part      Annual         Compensation
                              Nvest Funds      Nvest Funds       Nvest Funds        of Fund         Benefits          from the
                                Trust I          Trust II         Trust III         Expenses          Upon       Nvest Funds Trusts
     Name of Trustee            in 1999          in 1999           in 1999          in 1999        Retirement          in 1999
     ---------------            -------          -------           -------          -------        ----------          -------
Graham T. Allison, Jr.                                                                 $0              $0
Daniel M. Cain                                                                         $0              $0
Kenneth J. Cowan                                                                       $0              $0
Richard Darman                                                                         $0              $0
Sandra O. Moose                                                                        $0              $0
John A. Shane                                                                          $0              $0
Pendleton P. White                                                                     $0              $0



         The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.


        At February 1, 2000, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each Fund.


Advisory and Subadvisory Agreements
-----------------------------------


         Each Fund's advisory agreement between the Fund and Nvest Management (between the Fund and Capital Growth Management Limited Partnership ("CGM"), in the case of Growth Fund) provides that the adviser (Nvest Management or CGM) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. Nvest Management is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.

         Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently between the Fund's Class A, Class B and Class C shares, on the one hand, and Class Y shares on the other hand. Each Fund (except Growth Fund) also pays Nvest Management for certain legal and accounting services provided to the Fund by Nvest Management.

         Each Fund's advisory agreement and (except in the case of Growth Fund) each Fund's subadvisory agreement between Nvest Management and the subadviser that manages the Fund (or, in the case of Star Advisers Fund, Star Worldwide Fund, Star Small Cap Fund and Star Value Fund, each subadvisory agreement between Nvest Management and the subadviser that manages a segment or segments of the Fund's portfolio) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not "interested persons" of the relevant Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each Fund has received an exemptive order from the Securities and Exchange Commission which permits Nvest Management to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new subadvisory agreements with subadvisers that are not affiliated with Nvest Management, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes. Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement. [In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by Nvest Funds Distributor, L.P. to eliminate all reference to the words "_____" or the letters "______" in the name of the relevant Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the relevant Trust or the Fund's adviser or subadviser.]


         Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


         Nvest Management, formed in 1995, is a limited partnership whose sole general partner, Nvest Distribution Corporation, is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest Companies. Nvest Distribution Corporation is also the sole general partner of Nvest Funds Distributor, L.P. (the "Distributor") and the sole shareholder of Nvest Services Company, the transfer and dividend disbursing agent of the Funds. Nvest Companies owns the entire limited partnership interest in each of Nvest Management and Nvest Funds Distributor, L.P. Nvest Services Company has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to State Street Bank and Trust Company (see "Custodial Arrangements".) Nvest Services Company, Inc. will also do business as Nvest Services Company, Nvest Services Co. and Nvest Funds Service Company.

         Nvest Companies' managing general partner, Nvest Corporation, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of MetLife, a mutual life insurance company. MetLife owns approximately 46% (and in the aggregate, directly and indirectly, approximately 47%) of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.. The fourteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $___ billion of assets under management or administration as of December 31, 1999.


         Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, BBAI, is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Back Bay Advisors. Back Bay Advisors specializes in fixed-income management and provides investment management services to institutional clients, including other registered investment companies and accounts of New England Financial and its affiliates.


         Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. These clients include some accounts of New England Financial and MetLife and their affiliates. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Nvest Holdings.
Nvest Companies owns the entire limited partnership interest in Loomis Sayles.

         CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. Nvest Companies owns a majority limited partnership interest in CGM. Prior to March 1, 1990, Growth Fund was managed by Loomis Sayles' Capital Growth Management Division. On March 1, 1990, Loomis Sayles reorganized its Capital Growth Management Division into CGM. In addition to advising the Growth Fund, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, Nvest Zenith Fund's Capital Growth Series and Nvest Variable Annuity Fund I. CGM also provides investment advice to other mutual funds and other institutional and individual clients.


         Westpeak Investment Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients, including accounts of New England Financial and its affiliates. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Westpeak.

         Kobrick Funds LLC ("Kobrick"), a Delaware limited liability company, was formed in 1998 as the result of a reorganization of its successor, Kobrick-Cendant Funds, Inc., an investment manager. Kobrick is a wholly owned subsidiary of Nvest Companies engaged in the business of investment management.



         Jurika & Voyles, L.P., ("Jurika & Voyles") founded in 1983, has discretionary management authority with respect to assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charities, mutual funds and individuals.

         Harris Associates L.P. ("Harris Associates") was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1970. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

         Montgomery Asset Management, LLC ("Montgomery"), a Delaware limited liability company, was formed in 1997 as an investment adviser. Montgomery is the successor to Montgomery Asset Management, L.P., a California limited partnership formed in 1990. Montgomery is a wholly-owned subsidiary of Commerzbank AG, a German commercial bank.


         RS Investment Management, L.P. ("RS Investment Management") was formed in 1993 and provides investment advisory services to both private and public investment funds (formerly, Robertson, Stephens & Company Investment Management, L.P.). On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investment Management from BankAmerica Corporation. The trustees of Nvest Funds Trust I approved the continuation of the Fund's arrangement with RS Investment Management following consummation of the transaction.

         Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM") was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. VNSM is a limited partnership whose sole general partner Vaughan, Nelson, Scarborough & McCullough, Inc., is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in VNSM.


         Certain officers and employees of Back Bay Advisors have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Funds may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time the competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Funds for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. The Trusts' trustees are of the view that the benefits of retaining Back Bay Advisors as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.


         Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Pasadena, Boston and Detroit offices of Loomis Sayles make the investment decisions for the Balanced Fund. The Detroit office of Loomis Sayles makes the investment decisions for the segments of the Star Advisers and Star Value Funds' portfolios that are managed by Loomis Sayles. The Boston office makes the investment decisions for Strategic Income Fund, and the segment of the Star Small Cap Fund portfolio that is managed by Loomis Sayles. The San Francisco office makes the investment decisions for the International Equity Fund and the segment of the Star Worldwide portfolio that is managed by Loomis Sayles. The New York office makes the investment decisions for High Income Fund. These offices make investment decisions for the relevant Fund, and independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which Balanced, Star Advisers, Star Small Cap, Star Value, Star Worldwide, High Income, Strategic Income and International Equity Funds also invest. If one of these Funds and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund. It is the opinion of the Trusts' trustees that the desirability of retaining Loomis Sayles as subadviser for Strategic Income, Balanced, Star Advisers, Star Small Cap, Star Value, Star Worldwide, High Income and International Equity Funds outweighs the disadvantages, if any, which might result from these practices.


         The segment of the Star Advisers Fund managed by Kobrick and one or more of the other mutual funds or clients to which Kobrick serves as investment adviser, may from time to time, purchase or sell the same securities or have the same securities under consideration for purchase or sale. In those instances where securities transactions are carried on at the same time on behalf of the Fund and such other mutual funds and accounts may be grouped with securities transactions carried out on behalf of the Fund. The practice of grouping orders of various accounts will be followed in order to obtain benefit of best prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions will be allocated as to amount and price in a manner considered equitable to each account so that each receives, to the extent practicable, the average price for such transactions. Transactions will not be grouped unless it is Kobrick's judgment that such aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for the Fund. The books and records of the Fund and any such other account will separately reflect, for each account, the orders of which are aggregated and the securities held by and bought and sold for that account.


         Janus Capital performs investment advisory services for other mutual funds, individual, charitable, corporate and retirement accounts, as well as for its segments of the portfolio of Star Advisers Fund. Although the overall investment objectives of the Funds may differ from the objectives of the other investment accounts and other funds served by Janus Capital, there may be securities that are suitable for the portfolio of the Funds as well as for one or more of the other funds or the other investment accounts. Therefore, purchases and sales of the same investment securities may be recommended for the Funds and for one or more of the other funds or other investment accounts. To the extent that the Funds and one or more of the other funds or other investment accounts seek to acquire or sell the same security at the same time, either the price obtained by the Funds or the amount of securities that may be purchased or sold by the Funds at one time may be adversely affected. In such cases, the purchase and sale transactions are allocated among the Funds, the other funds and the other investment accounts in a manner believed by the management of Janus Capital to be equitable to each. It is the opinion of the trustees of the Trusts that the desirability of retaining Janus Capital as a subadviser to Star Advisers Fund outweighs the disadvantages, if any, which might result from these procedures.


         Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which Growth and Income Fund and Capital Growth Fund also may invest. When the Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the trustees of the Trusts that the desirability of retaining Westpeak as subadviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

         Certain officers and employees of Jurika & Voyles have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Jurika & Voyles) that may invest in securities in which the Fund may invest. Where Jurika & Voyles determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Jurika & Voyles to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Jurika & Voyles will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, and the relative amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Jurika & Voyles' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Fund to participate in larger volume transactions in this manner will in some cases produce better executions for the Fund. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. The trustees are of the view that the benefits of retaining Jurika & Voyles as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.


         Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which Star Advisers Fund, Star Worldwide Fund, Star Value Fund and/or Star Small Cap Fund may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold. The trustees of the Trusts are of the view that the benefits of retaining Harris Associates as a subadviser to Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund outweigh the disadvantages, if any, that might result from participating in such transactions.


         In addition to managing segments of Star Worldwide Fund and Star Small Cap Fund portfolios, Montgomery serves as investment adviser to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Montgomery may effect purchases and sales of the same investment securities for Star Worldwide Fund and/or Star Small Cap Fund and for one or more other investment accounts. In such cases, it will be the practice of Montgomery to allocate the purchase and sale transactions among the Funds and the accounts in such manner as it deems equitable. In making such allocation, the main factors to be considered are the respective investment objectives of the Funds and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by the Funds and each account, the size of investment commitments generally held by the Funds and each account and the opinions of the persons at Montgomery responsible for selecting investments for the Funds and the accounts. It is the opinion of the trustees of the Trusts that the desirability of retaining Montgomery as a subadviser to Star Worldwide Fund and Star Small Cap Fund outweighs the disadvantages, if any, which might result from these procedures.


         In addition to managing a segment of Star Value Fund portfolio and Equity Income Fund, VNSM serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are generally completed independently, except when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously. In this event, the transactions are averaged as to the price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client account. Such orders are combined when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions. It is the opinion of the trustees of the Trusts that the desirability of retaining VNSM as a subadviser to Star Value Fund and Equity Income Fund outweighs the disadvantages, if any, which might result from these procedures.


         Investment decisions for its segment of Star Small Cap Fund and for other investment advisory clients of RS Investment Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RS Investment Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investment Management employs staffs of portfolio managers who draw upon a variety of resources for research information. It is the opinion of the trustees of the Trusts that the desirability of retaining RS Investment Management as a subadviser to Star Small Cap Fund outweighs the disadvantages, if any, which could result from these procedures.


         Nvest Management believes that Star Funds' multi-adviser approach to equity investing -- one that combines the varied styles of the subadvisers in selecting securities for the Funds' portfolios -- offers a different investment opportunity than funds managed by a single adviser using a single style. Nvest Management believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, past results should not be considered a prediction of future performance, and there is no assurance that a Fund will in fact achieve superior results over any period of time.

         On a daily basis, capital activity will be allocated equally by Nvest Management among the segments of each Star Fund. However, Nvest Management may, subject to review of the Trust's Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary, if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of each Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments. For example, as of March 1, 2000, the percentages of Star Advisers Fund's net assets held in the segments of the Fund managed by Harris Associates, Kobrick, Janus Capital and Loomis Sayles were __%, __%, __% and __%, respectively. As of March 1, 2000, the percentages of Star Worldwide Fund's net assets held in the segments of the Fund managed by Harris Associates (international segment), Harris Associates (domestic segment), Montgomery, and Loomis Sayles were __%, __%, __% and __%, respectively. As of March 1, 2000, the percentages of the Star Small Cap Fund's net assets held in the segment of the Fund managed by RS Investment Management, Montgomery, Loomis Sayles and Harris Associates were __%, __%, __%, and __%, respectively. As of March 1, 2000, the percentages of Star Value Fund's net assets held in the segments of the Fund managed by Harris Associates, VNSM, Loomis Sayles and Westpeak were __%, __%, __% and __%, respectively.

         Although it reserves the right to do so, subject to the review of the Trust's trustees, Nvest Management does not intend to reallocate the assets of any Fund among the segments to reduce these differences in size.

         Nvest Management oversees the portfolio management services provided to the Funds by each of the subadvisers. Subject to the review of the Trust's trustees, Nvest Management monitors each subadviser to assure that the subadviser is managing its segment of a Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, Nvest Management also provides each Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. Nvest Management does not, however, determine what investments will be purchased or sold for any segment of any Fund. Because each subadviser will be managing its segment of the portfolio independently from the others, the same security may be held in two different segments of a Fund or may be acquired for one segment of the Fund at a time when the subadviser of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the equity markets is appropriate for its or their segment of the Fund. Because each subadviser directs the trading for its own segment of the Fund, and does not aggregate its transactions with those of the other subadvisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Fund.

         Nvest Management may terminate any subadvisory agreement without shareholder approval. In such case, Nvest Management may either enter into an agreement with another subadviser to manage the segment or will allocate the segment's assets among the other segments of the Fund.


         Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. Under these agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of Prospectuses to existing shareholders.

         The Distributor is compensated under each agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.


         Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's distributor (currently Nvest Funds Distributor, L.P.) monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by the distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the trustees who are not interested persons of the relevant Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees").


         Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. After the first year for Class A, Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts.

         To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable under the relevant Plan for that year, such expenses may be carried forward for reimbursement in future years in which the Plan remains in effect. The amounts of unreimbursed Class A expenses carried over into 1998 from previous plan years for the Stock Funds were as follows:
$563,284 for Capital Growth Fund, $2,041,399 for Balanced Fund, $2,030,882 for Growth Fund, $514,256 for International Equity Fund and $1,651,994 for Value Fund. The Class B and C service fees for all Funds which have such classes of shares, and the Class A service fee for Growth and Income Fund, are payable regardless of the amount of the Distributor's related expenses. The amounts of unreimbursed expenses carried over into 1998 from previous plan years with respect to the Class A shares of the Bond Funds are as follows: $1,583,658 for Government Securities Fund; $2,272,723 for the Limited Term U.S. Government Fund; $1,929,283 for Short Term Corporate Income Fund (formerly Adjustable Rate U.S. Government Fund); $1,919,349 for Bond Income Fund; $0 for Strategic Income Fund; $1,700,600 for Municipal Income Fund and $0 for High Income Fund. The Class B service fees for all Funds, and the Class C service fees for Limited Term U.S. Government Fund, Strategic Income Fund, Bond Income Fund, and High Income Fund are payable regardless of the amount of the Distributor's related expenses.

         Class A shares of Limited Term U.S. Government Fund and Massachusetts Tax Free Income Fund pay a monthly distribution fee at an annual rate not to exceed 0.10% of each Fund's average daily net assets. This fee is payable only to reimburse the Distributor for expenses incurred in connection with the distribution of each Fund's shares, but unreimbursed expenses can be carried forward into future years.

         Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer.

         Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are not interested persons of the relevant Trust shall be committed to the discretion of such disinterested persons.

         The Distributor has entered into selling agreements with investment dealers, including New England Securities, an affiliate of the Distributor, for the sale of the Funds' shares. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of New England Securities who are also employees of New England Investment Associates, Inc. ("NEIA"), an indirect, wholly-owned subsidiary of Nvest Companies. NEIA may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares.

         The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the relevant Independent Trustees.

         The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the relevant Independent Trustees and
(ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

         With the exception of the Distributor, New England Securities and their direct and indirect parent companies, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement.

         Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention,
(3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.


         The Distributor controls the words "Nvest" in the names of the Trusts and the Funds and if it should cease to be the principal distributor of the Funds' shares, Nvest Funds Trust I, Nvest Funds Trust II, Nvest Funds Trust III or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust.


         The portion of the various fees and expenses for Class A, B, and with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below:

BOND FUNDS
----------

         For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares of the Bond Funds that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------------
ALL FUNDS EXCEPT SHORT TERM CORPORATE INCOME FUND AND LIMITED TERM U.S. GOVERNMENT FUNDS
                                                 MAXIMUM            MAXIMUM            MAXIMUM                 MAXIMUM
                                               SALES CHARGE      REALLOWANCE OR       FIRST YEAR              FIRST YEAR
                                            PAID BY INVESTORS      COMMISSION        SERVICE FEE             COMPENSATION
                                            (% OF OFFERING      (% OF OFFERING        (% OF NET             (% OF OFFERING
INVESTMENT                                       PRICE)              PRICE)           INVESTMENT)               PRICE)
Less than   $100,000                              4.50%               4.00%              0.25%                   4.25%
$100,000 - $249,999                               3.50%               3.00%              0.25%                   3.25%
$250,000 - $499,999                               2.50%               2.15%              0.25%                   2.40%
$500,000 - $999,999                               2.00%               1.70%              0.25%                   1.95%

INVESTMENTS OF $1 MILLION OR MORE
First $3 million                                   none               1.00%(2)           0.25%                   1.25%
Excess over $3 million (1)                         none               0.50%(2)           0.25%                   0.75%

INVESTMENTS WITH NO SALES CHARGE (3)               none               0.00%              0.25%                   0.25%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SHORT TERM CORPORATE INCOME AND LIMITED TERM U.S. GOVERNMENT FUNDS

Less than   $100,000                              3.00%               2.70%              0.25%                   2.95%
$100,000 - $249,999                               2.50%               2.15%              0.25%                   2.40%
$250,000 - $499,999                               2.00%               1.70%              0.25%                   1.95%
$500,000 - $999,999                               1.25%               1.00%              0.25%                   1.25%

INVESTMENTS OF $1 MILLION OR MORE
First $3 million                                  none                1.00%(2)           0.25%                   1.25%
Excess over $3 million (1)                        none                0.50%(2)           0.25%                   0.75%

INVESTMENTS WITH NO SALES CHARGE (3)              none                0.00%              0.25%                   0.25%
--------------------------------------------------------------------------------------------------------------------------------
(1) For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the Funds (except Municipal Income Fund), which are described in a separate prospectus.
(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(3) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

         The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Bond Funds that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------
HIGH INCOME, STRATEGIC INCOME, BOND INCOME, MUNICIPAL INCOME AND GOVERNMENT SECURITIES FUNDS
(class B only for Municipal Income and Government Securities Funds)
------------------------------------------------------------------------------------------------------------------------
                                 MAXIMUM REALLOWANCE          MAXIMUM FIRST YEAR          MAXIMUM FIRST YEAR
                                    OR COMMISSION                SERVICE FEE                 COMPENSATION
 INVESTMENT                     (% OF OFFERING PRICE)        (% OF NET INVESTMENT)      (% OF OFFERING PRICE)
All amounts for Class B                3.75%                        0.25%                       4.00%
All amounts for Class C                1.00%                        0.00%                       1.00%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
SHORT TERM CORPORATE INCOME AND LIMITED TERM U.S. GOVERNMENT FUNDS
------------------------------------------------------------------------------------------------------------------------
All amounts for Class B                2.75%                        0.25%                       3.00%
All amounts for Class C                1.00%                        0.00%                       1.00%
------------------------------------------------------------------------------------------------------------------------


MASSACHUSETTS TAX FREE INCOME FUND
----------------------------------

         For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares of the Massachusetts Fund that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------------
                                               MAXIMUM            MAXIMUM            MAXIMUM                 MAXIMUM
                                             SALES CHARGE      REALLOWANCE OR       FIRST YEAR              FIRST YEAR
                                          PAID BY INVESTORS      COMMISSION        SERVICE FEE             COMPENSATION
                                          (% OF OFFERING      (% OF OFFERING        (% OF NET             (% OF OFFERING
INVESTMENT                                     PRICE)              PRICE)           INVESTMENT)               PRICE)
Less than   $50,000                            4.25%               3.75%            0.25%                    4.00%
$50,000 -   $99,999                            4.00%               3.50%            0.25%                    3.75%
$100,000 - $249,999                            3.50%               3.00%            0.25%                    3.25%
$250,000 - $499,999                            2.50%                2.15%           0.25%                    1.40%
$500,000 - $999,999                            2.00%                1.70%           0.25%                    1.95%

INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                                none               1.00%(1)         0.25%                    1.25%
Excess over $3 Million                          none               0.50%(1)         0.25%                    0.75%

INVESTMENTS WITH NO SALES CHARGE(2)             none               0.00%            0.25%                    0.25%
(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

         The Class B service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the State Tax Free Funds that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------
                                 MAXIMUM REALLOWANCE          MAXIMUM FIRST YEAR          MAXIMUM FIRST YEAR
                                    OR COMMISSION                SERVICE FEE                 COMPENSATION
 INVESTMENT                     (% OF OFFERING PRICE)        (% OF NET INVESTMENT)      (% OF OFFERING PRICE)
All amounts for Class B                3.75%                        0.25%                         4.00%
------------------------------------------------------------------------------------------------------------------------

INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
---------------------------------------------

         For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares of the California Fund that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------------
                                               MAXIMUM            MAXIMUM            MAXIMUM                 MAXIMUM
                                             SALES CHARGE      REALLOWANCE OR       FIRST YEAR              FIRST YEAR
                                          PAID BY INVESTORS      COMMISSION        SERVICE FEE             COMPENSATION
                                          (% OF OFFERING      (% OF OFFERING        (% OF NET             (% OF OFFERING
INVESTMENT                                     PRICE)              PRICE)           INVESTMENT)               PRICE)
Less than   $100,000                           2.50%                2.15%              0.25%                   2.40%
$100,000 - $249,999                            2.00%                1.70%              0.25%                   1.95%
$250,000 - $499,999                            1.50%                1.25%              0.25%                   1.50%
$500,000 - $999,999                            1.25%                1.00%              0.25%                   1.25%

INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                                none                1.00%(1)           0.25%                   1.25%
Excess over $3 Million                          none                0.50%(1)           0.25%                   0.75%

INVESTMENTS WITH NO SALES CHARGE(2)             none                0.00%              0.25%                   0.25%
(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

         The Class B service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Fund that are paid to securities dealers are shown below:

-------------------------------------------------------------------------------------------------------------------------
                                 MAXIMUM REALLOWANCE          MAXIMUM FIRST YEAR          MAXIMUM FIRST YEAR
                                    OR COMMISSION                SERVICE FEE                 COMPENSATION
 INVESTMENT                     (% OF OFFERING PRICE)        (% OF NET INVESTMENT)      (% OF OFFERING PRICE)
All amounts for Class B                         3.75%               0.25%                        4.00%
-------------------------------------- ---------------------- ----------------------- ----------------------------------

STOCK FUNDS AND STAR FUNDS
--------------------------

         For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect. The portion of the various fees and expenses for Class A shares of the Stock and Star Funds that are paid to securities dealers are shown below:

-------------------------------------------------------------------------------------------------------------------------------
                                               MAXIMUM            MAXIMUM            MAXIMUM                 MAXIMUM
                                             SALES CHARGE      REALLOWANCE OR       FIRST YEAR              FIRST YEAR
                                          PAID BY INVESTORS      COMMISSION        SERVICE FEE             COMPENSATION
                                          (% OF OFFERING      (% OF OFFERING        (% OF NET             (% OF OFFERING
INVESTMENT                                     PRICE)              PRICE)           INVESTMENT)               PRICE)
Less than $50,000*                             5.75%                5.00%               0.25%                  5.25%
$50,000 - $99,999                              4.50%                4.00%               0.25%                  4.25%
$100,000 - $249,999                            3.50%                3.00%               0.25%                  3.25%
$250,000 - $499,999                            2.50%                2.15%               0.25%                  2.40%
$500,000 - $999,999                            2.00%                1.70%               0.25%                  1.95%

INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                                none                1.00%(2)            0.25%                  1.25%
Excess over $3 Million (1)                      none                0.50%(2)            0.25%                  0.75%

INVESTMENTS WITH NO SALES CHARGE(3)             none                0.00%               0.25%                  0.25%

*   (Growth Fund only) For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Growth Fund if the total investment value of Growth Fund account after such sale is between
    (and including) $25,000 and $49,000.
(1) For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the funds, which are described in a separate prospectus.
(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(3) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in the Prospectus under the section entitled "Ways to Reduce or Eliminate Sales Charges."

         The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Stock and Star Funds that are paid to securities dealers are shown below:

------------------------------------------------------------------------------------------------------------------------
                                 MAXIMUM REALLOWANCE          MAXIMUM FIRST YEAR          MAXIMUM FIRST YEAR
                                    OR COMMISSION                SERVICE FEE                 COMPENSATION
 INVESTMENT                     (% OF OFFERING PRICE)        (% OF NET INVESTMENT)      (% OF OFFERING PRICE)
All amounts for Class B                      3.75%                  0.25%                       4.00%
All amounts for Class C                      1.00%                  0.00%                       1.00%
----------------------------------- ------------------------- ---------------------- -----------------------------------

ALL FUNDS
---------

         Each Fund receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.


         For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Nvest Fund or if the account is registered in street name.

         The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale of Class A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Nvest Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc. The participation of such firms in financial assistance programs is at the discretion of the firm.

         During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received commissions on the sale of Class A shares of Nvest Funds Trust I aggregating $11,172,220, $8,591,707 and $______, respectively, of which $9,669,150, $7,375,844 and $_____, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31,1997, 1998 and 1999, the Distributor received contingent deferred sales charges ("CDSCs") on the redemption of Class A, Class B and Class C shares of Nvest Funds Trust I aggregating $2,391,360, $3,195,287 and $____, respectively, of which $2,286,280, $3,124,921 and $_____, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Nvest Funds Trust I.

         During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received commissions on the sale of the Class A shares of Nvest Funds Trust II aggregating $1,493,346, $2,348,271 and $____, respectively, of which $1,286,296, $2,206,752 and $____, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received CDSCs on the redemption of Class A, Class B and Class C shares of Nvest Funds Trust II aggregating $375,973, $540,167 and $____, respectively, of which $343,457, $497,662 and $_____, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from Nvest Funds Trust II's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Nvest Funds Trust II.

         During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received commissions on the sales of the Class A shares of Nvest Funds Trust III aggregating $262,310, $561,929 and $_____, respectively, of which $236,902, $502,693 and $____, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1997, 1998 and 1999, the Distributor received CDSCs on the redemption of Class A, Class B and Class C shares of Nvest Funds Trust III aggregating $1,953, $51,773 and $____, respectively, of which $1,953, $49,553 and $____, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from Nvest Funds Trust III's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Nvest Funds Trust III.


         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trusts' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.


         Independent Accountants. The Trusts' independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectuses, and financial statements contained in the Funds' annual reports for the year ended December 31, 1999 and incorporated by reference into this Statement, have been so included in reliance on the reports of each Trusts' independent accountants, given on the authority of such firms as experts in auditing and accounting.


Other Arrangements
------------------


         Pursuant to a contract between the Funds and Nvest Services Company, Nvest Services Company acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay an annual per-account fee to Nvest Services Company for these services in the amount of $17.75 for Bullseye Fund, Balanced Fund, Growth Fund, Capital Growth Fund, International Equity Fund, Star Advisers Fund, Star Worldwide Fund, Star Small Cap Fund, Star Value Fund, Growth and Income Fund and Strategic Income Fund, and $15.95 for High Income Fund, Massachusetts Fund, Limited Term U.S. Government Fund, Short Term Corporate Income Fund, California Fund, Bond Income Fund, Municipal Income Fund and Government Securities Fund. Nvest Services Company has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, Nvest Services Company pays BFDS a monthly per account fee of $0.95 for California Fund, Bond Income Fund, Municipal Income Fund, Short Term Corporate Income Fund, Government Securities Fund and Strategic Income Fund; $0.87 for Massachusetts Fund, High Income Fund and Limited Term U.S. Government Fund; $0.78 for Bullseye Fund, International Equity Fund, Capital Growth Fund, Balanced Fund, Growth Fund, Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund; and $0.70 for Growth and Income Fund. Equity Income Fund pays a $250 monthly fee to Nvest Services Company for these services which Nvest Services Company pays in full to State Street Bank for it to provide through BFDS transaction processing and other services.

         In addition, during the fiscal year ended December 31, 1999 Nvest Services Company performed certain accounting and administrative services for the Funds. Each Fund reimbursed Nvest Services Company for all or part of Nvest Services Company's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities.

         During the fiscal year ended December 31, 1997, Nvest Management received legal and accounting services fees paid by Growth Fund, Balanced Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund, Equity Income Fund, Star Advisers Fund, Star Value Fund and Star Worldwide Fund in the amounts of $194,847, $63,400, $43,165, $38,598, $30,213, $32,743, $38,845, $3,543,
$129,628, $66,675 and $43,298.

         During the fiscal year ended December 31, 1998, Nvest Management received legal and accounting services fees paid by Bullseye Fund, Growth Fund, Balanced Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund, Equity Income Fund, Star Advisers Fund, Star Worldwide Fund, Star Value Fund, and Star Small Cap Fund in the amounts of $13,737, $298,419, $82,246, $60,796, $47,566, $34,398, $28,617,
$50,067, $21,298, $191,247, $58,980, $90,930, and $35,775.

         During the fiscal year ended December 31, 1999, Nvest Management received legal and accounting services fees paid by Growth Fund, Balanced Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund, Equity Income Fund, Star Advisers Fund, Star Value Fund and Star Worldwide Fund in the amounts of $____, $____, $____, $____, $____, $____, $____, $____, $____, $____ and $____,
respectively.


------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
------------------------------------------------------------------------------

         All Fixed-Income Funds. In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers who provide Back Bay Advisors or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Back Bay Advisors or Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors or Loomis Sayles. The services may also be used by Back Bay Advisors or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

         All Equity Funds. In placing orders for the purchase and sale of equity securities, each Fund's adviser or subadviser selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.


         Star Advisers Fund (segment advised by Janus Capital). Decisions as to the assignment of portfolio business for the segment of Star Advisers Fund's portfolio advised by Janus Capital and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segments, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction, in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.


         In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including, but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writing, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


         Janus Capital may use research products and services in servicing other accounts in addition to Star Advisers Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

         Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for Star Advisers Fund. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


         Star Advisers Fund (segment advised by Kobrick). Kobrick's policy is to seek for its clients, including the segment of the Fund, what in Kobrick's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom Kobrick may do business, and Kobrick may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency) and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. Kobrick makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the segment of the Fund occurs. Against this background, Kobrick evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. Kobrick may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon Kobrick's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts. Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         Kobrick regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, Kobrick allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by Kobrick. Some research and execution services may benefit Kobrick's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         Kobrick has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to Kobrick or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with Kobrick's obligation to obtain best execution and the policies set forth above.

         It is not Kobrick's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services), provided, however, that Kobrick is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, Kobrick relies on the provisions of Section 28(e) of the Securities Act of 1934, to the extent applicable.


         All Equity Funds advised by Loomis Sayles. In placing orders for the purchase and sale of securities for Balanced Fund, International Equity Fund and the segments of Star Advisers Fund, Star Small Cap Fund, Star Worldwide Fund and Star Value Fund advised by Loomis Sayles, Loomis Sayles follows the same policies as for the other Funds for which it acts as subadviser, except that Loomis Sayles may cause these Funds or segments to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Fund and its other clients. Loomis Sayles' authority to cause these Funds or segments to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

         Growth and Income Fund, Capital Growth Fund and Star Value Fund Segment (advised by Westpeak). In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.


         Bullseye Fund (advised by Jurika & Voyles). In placing orders for the purchase and sale of portfolio securities for the Fund, Jurika & Voyles always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Jurika & Voyles, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

         Jurika & Voyles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Jurika & Voyles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Jurika & Voyles believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Jurika & Voyles' expenses. Such services may be used by Jurika & Voyles in servicing other client accounts and in some cases may not be used with respect to the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Jurika & Voyles may, however, consider purchases of shares of the Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

         Jurika & Voyles may cause the Fund to pay a broker-dealer that provides brokerage and research services to Jurika & Voyles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Jurika & Voyles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Jurika & Voyles' overall responsibilities to the Fund and its other clients. Jurika & Voyles' authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.


         Star Advisers, Star Worldwide, Star Value Fund and Star Small Cap Funds (segments advised by Harris Associates). In placing orders for the purchase and sale of portfolio securities for the segments of Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund advised by Harris Associates, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.


         Harris Associates selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of Star Advisers Fund, Star Worldwide Fund and Star Small Cap Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.


         Harris Associates may cause its segments of Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Funds and its other clients. Harris Associates' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

         Star Worldwide and Star Small Cap Funds (segments advised by Montgomery). In all purchases and sales of securities for its segments of the Funds, Montgomery's primary consideration is to obtain the most favorable execution available. Pursuant to the subadvisory agreements between Nvest Management and Montgomery, Montgomery determines which securities are to be purchased and sold by its segments and which broker-dealers are eligible to execute its segments' portfolio transactions, subject to the instructions of, and review by, Nvest Management and the trustees. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a market-maker unless, in the opinion of Montgomery, a better price and execution can otherwise be obtained by using a broker for the transaction.


         For Star Worldwide Fund, Montgomery contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. In purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") (and other similar instruments), Montgomery's segments of Star Worldwide Fund may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which Montgomery's segment of Star Worldwide Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the segments also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which this segment will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, Montgomery will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the segment of the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Montgomery may also consider the sale of Star Worldwide Fund and Star Small Cap Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for its segments. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.


         While Montgomery's general policy is to seek first to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to Montgomery, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by Montgomery in advising other clients. Montgomery considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under its subadvisory agreements with Nvest Management, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the segments of the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by Montgomery to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the segments of the Funds or assist Montgomery in carrying out its responsibilities to the segments of the Funds. The standard of reasonableness is to be measured in light of Montgomery's overall responsibilities to its segments. The trustees of the Trusts review all brokerage allocations where services other than best execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.


         On occasion, situations may arise in which legal and regulatory considerations will preclude trading for the segments' accounts by reason of activities of Montgomery Securities, a broker-dealer affiliated with Montgomery, or its affiliates. It is the judgment of the trustees that the Funds will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing their subadvisory arrangements with Montgomery and Montgomery's affiliation with Montgomery Securities and other affiliates of Montgomery Securities outweigh any disadvantages that may result from the foregoing.

         Montgomery's sell discipline for the segments' investments is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by Montgomery in determining the appropriate investment horizon.

         At the company level, sell decisions are influenced by a number of factors, including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and declining financial flexibility, may also signal a sell.

         Star Small Cap Fund (segment advised by RS Investment Management). It is the policy of RS Investment Management, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to this segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this segment in the future, and the financial strength and stability of the broker.

         Subject to the policy of seeking best execution of orders at the most favorable prices, RS Investment Management may execute transactions with brokerage firms which provide research services and products to RS Investment Management. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist RS Investment Management in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit RS Investment Management to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. RS Investment Management may receive a benefit from these research services and products which is not passed on, in the form of a direct monetary benefit, to this segment of the Fund. If RS Investment Management determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, RS Investment Management may allocate the cost of such service or product accordingly. The portion of the product or service that RS Investment Management determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for RS Investment Management. Subject to the standards outlined in this and the preceding paragraph, RS Investment Management may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by RS Investment Management to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

         Research services and products may be useful to RS Investment Management in providing investment advice to any of the funds or clients it advises. Likewise, information made available to RS Investment Management from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

         Subject to the policy of seeking the best execution of orders, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this segment of the Fund.

         Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by RS Investment Management may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. RS Investment Management will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for RS Investment Management to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of RS Investment Management, better prices and execution are available elsewhere.


         Equity Income Fund and Star Value Fund segment (advised by VNSM). In placing orders for the purchase and sale of securities for Equity Income Fund, VNSM selects only brokers or dealers which it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. VNSM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of VNSM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

         Receipt of research services from brokers may sometimes be a factor in selecting a broker which VNSM believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce VNSM's expenses. Such services may be used by VNSM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., VNSM may, however, consider purchases of shares of the Fund and other funds managed by VNSM by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

         In placing orders for the purchase and sale of securities for the Fund, VNSM may cause the Fund to pay a broker-dealer that provides the brokerage and research services to VNSM an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. VNSM must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or VNSM's overall responsibilities to the Trust and its other clients. VNSM's authority to cause the Fund to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.


         Portfolio Trades of All Subadvisers Subject to the overriding objective of obtaining the best possible execution of orders, each of the subadvisers may allocate brokerage transactions to affiliated brokers. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the trustees of the Trusts, including a majority of those trustees who are not "interested persons" of the Trusts as defined in the 1940 Act have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

         General
         -------

         Portfolio turnover is not a limiting factor with respect to investment decisions. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

         Subject to procedures adopted by the Board of Trustees of the Trusts, the Funds' brokerage transactions may be executed by brokers that are affiliated with Nvest Companies or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act.


         The Bond Income, Government Securities and Municipal Income Funds and all the Funds of Nvest Funds Trust II may pay brokerage commissions to New England Securities for acting as the respective Fund's agent on purchases and sales of securities. SEC rules require that the commissions paid to New England Securities by a Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The trustees of the Trusts, including those who are not "interested persons" of the Trusts, have adopted procedures for evaluating the reasonableness of commissions paid to New England Securities and will review these procedures periodically.


         Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts, such as New England Securities, may not serve as the Funds' dealer in connection with such transactions.


         To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser or subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that the adviser or subadviser will seek best execution.


         It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

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                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES
-------------------------------------------------------------------------------


         Nvest Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. Until September 1986, the name of the Trust was "New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds." From April 1994 to January 2000, its name was "New England Funds Trust I." Prior to January 5, 1996, the name of the Municipal Income Fund was "New England Tax Exempt Income Fund." The initial Fund of the Trust (the Fund now called Nvest Government Securities Fund) commenced operations on September 16, 1985. International Equity Fund commenced operations on May 22, 1992. The Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995. Star Worldwide Fund was organized in 1995 and commenced operations on December 29, 1995. Star Small Cap Fund was organized in 1996 and commenced operations on December 31, 1996. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:


                               Corporation                Date of Commencement
          NEL Growth Fund, Inc.                                   1968
          NEL Retirement Equity Fund, Inc.*                       1970
          NEL Equity Fund, Inc.**                                 1968
          NEL Income Fund, Inc.***                                1973
          NEL Tax Exempt Bond Fund, Inc.****                      1977


   * Predecessor of the Star Value Fund (prior to February 28, 2000 the name of the Fund was "Nvest Value Fund")

  **  Predecessor of the Balanced Fund
 ***  Predecessor of the Bond Income Fund
****  Predecessor of the Municipal Income Fund


         Nvest Funds Trust II is organized as a Massachusetts business trust pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund (now the Growth and Income Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has seven separate portfolios. Until December 1988, the name of the Trust was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust." From April 1994 to January 2000, its name was "New England Funds Trust II." High Income Fund and Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. Limited Term U.S. Government Fund was organized in 1988 and commenced operations in January 1989. Short Term Corporate Income Fund was organized in 1991 and commenced operations on October 18 of that year. Intermediate Term Tax-Free Fund of California Fund was organized in 1993 and commenced operations on April 23 of that year. Prior to December 1, 1998, the name of Short Term Corporate Income Fund was "Adjustable Rate U.S. Government Fund." Prior to May 1, 1999, the name of Growth and Income Fund was "Growth Opportunities Fund."

         Nvest Funds Trust III was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated August 22, 1995. The Trust has eight separate funds (Nvest Bullseye Fund, Nvest Equity Income Fund, Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund). Nvest Equity Income Fund was organized in 1995 and commenced operations on November 28, 1995. Nvest Bullseye Fund, Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund were organized in 1998. Nvest Bullseye Fund commenced operations on March 31, 1998. Nvest Core Equity Fund, Nvest Stock and Bond Fund, Nvest Select Fund, Nvest Small Cap Value Fund, Nvest Small Cap Growth Fund and Nvest Total Return Bond Fund are not currently offered to the public.

         The Declarations of Trust of Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the respective Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


         The shares of all the Funds (except as noted in the preceding paragraphs of this section) are divided into four classes, Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectus. Class Y shares are available for purchase only by certain eligible institutional investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ["Other Expenses"]) are borne by its Class A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.

         The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

         The Declarations of Trust also permit each Trust's Board of Trustees, without shareholder approval, to subdivide any series or class of shares or fund into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While each Trust's Board of Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

         The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While each Declaration of Trust further provides that the Board of Trustees may also terminate the relevant Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights
-------------

         Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         The Declarations of Trust provide that on any matter submitted to a vote of all shareholders of a Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

         There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

         Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

         No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability
---------------------------------

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

         The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of all three Trusts.

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                                HOW TO BUY SHARES
------------------------------------------------------------------------------


         The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Nvest Funds, or, in the case of a retirement account, the custodian or trustee. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.


         For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.


         Shares may also be purchased either in writing, by phone or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor. You may also use Nvest Funds Personal Access Line(TM) (800-225-5478, press 1) or Nvest Funds Web site (www.nvestfunds.com) to purchase Fund shares. For more information, see the section entitled "Shareholder Services" in this Statement.


         The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

         If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

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                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

         The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

         The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (the "NYSE") is open for trading. The weekdays that the NYSE is expected to be closed are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

         Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a non-U.S. exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Board of Trustees believes accurately reflects fair value.

         Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

         The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by Nvest Services Company or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B, C or Y share of a Fund is the next-determined net asset value.

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                              REDUCED SALES CHARGES
                               CLASS A SHARES ONLY
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The following special purchase plans are summarized in the Prospectuses.


         CUMULATIVE PURCHASE DISCOUNT. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges are Calculated-Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Nvest Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.


         LETTER OF INTENT. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

         A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

         A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

         The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

         State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.


         COMBINING ACCOUNTS. Purchases of all series and classes of the Nvest Funds (excluding the Money Market Funds unless the shares were purchased through an exchange another Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

         COMBINING WITH OTHER SERIES AND CLASSES OF THE NVEST FUNDS. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless such shares were purchased by exchanging shares of any other Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.


         UNIT HOLDERS OF UNIT INVESTMENT TRUSTS. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

         CLIENTS OF ADVISERS OR SUBADVISERS. No front-end sales charge or contingent deferred sales charge applies to investments of $25,000 or more in Class A shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; and the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.


         OFFERING TO EMPLOYEES OF METLIFE AND ASSOCIATED ENTITIES. There is no front-end sales charge, CDSC or initial investment minimum related to investments in Class A shares of the Funds by any of the Trusts' advisers or subadvisers, Nvest Funds Distributor, L.P. or any other company affiliated with New England Financial or MetLife; current and former directors and Trustees of the Trusts; agents and general agents of New England Financial or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker-dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of New England Financial or MetLife or any insurance company affiliated with New England Financial or MetLife.


         ELIGIBLE GOVERNMENTAL AUTHORITIES. There is no sales charge or contingent deferred sales charge related to investments in Class A shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

         INVESTMENT ADVISORY ACCOUNTS. Shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.


         CERTAIN BROKER-DEALERS AND FINANCIAL SERVICES ORGANIZATIONS. Shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by Nvest Management, Loomis Sayles and/or Harris Associates out of its own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.


         CERTAIN RETIREMENT PLANS. Shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

         BANK TRUST DEPARTMENTS OR TRUST COMPANIES. Shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

         SHAREHOLDERS OF REICH AND TANG GOVERNMENT SECURITIES TRUST. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without imposition of a sales charge.

         CERTAIN ACCOUNTS OF GROWTH FUND. For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Growth Fund if the total investment value of Growth Fund account after such sale is between (and including) $25,000 and $49,000.

         The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts
-------------

         A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Nvest Services Company may charge a fee for providing duplicate information.

         The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B or Class C shares.

         The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so.
Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Class A, B and C Shares)
----------------------------------------------------

         Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Nvest Services Company for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling the Distributor at 800-225-5478 or your investment dealer.

         This program is voluntary and may be terminated at any time by Nvest Services Company upon notice to existing plan participants.

         The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Nvest Services Company, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to you at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits (Class A, B and C Shares)
----------------------------------------------------------------

         The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

         The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). Plan documents and further information can be obtained from the Distributor.

         An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

         Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Class A, B and C Shares)
-----------------------------------------------------

         An investor owning a Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

         A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

         In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

         All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

         Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan.


         It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Nvest Funds may modify or terminate this program at any time.


         Because of statutory restrictions this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program
--------------------------------


         You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.


Exchange Privilege
------------------


         A shareholder may exchange the shares of any Fund (except for Class A shares of the California Fund, only if such shares have been held for at least six months) for shares of the same class of any other Nvest Fund (subject to the investor eligibility requirements, if any, of the Nvest Fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one Fund for shares of another Fund is a taxable event on which gain or loss may be recognized. In the case of Class A shares of the California Fund held less than six months, if exchanged for shares of any other Fund that has a higher sales charge, shareholders will pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. Exchanges of Class A shares of Short Term Corporate Income Fund (formerly Adjustable Rate U.S. Government Fund) purchased before December 1, 1998 will also pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, conversion to Class A shares. The aging period resumes only when an exchange is made back into Class B shares of a Fund. In addition, you may also exchange Class A shares of the Money Market Funds that have not previously paid a sales charge to Class B or Class C shares of any Nvest Fund. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or Nvest Services Company at 800-225-5478 or (2) a written exchange request to the Fund or Nvest Services Company, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is $1,000.


         Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

         Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days advance notice of any material change to the exchange privilege.


The investment objectives of the Nvest Funds and the Money Market Funds as set forth in the Prospectuses are as follows:


STOCK FUNDS:
------------


         NVEST GROWTH FUND seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

         NVEST CAPITAL GROWTH FUND seeks long-term growth of capital.

         NVEST BALANCED FUND seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

         NVEST GROWTH AND INCOME FUND (FORMERLY GROWTH OPPORTUNITIES FUND) seeks opportunities for long-term growth of capital and income.

         NVEST INTERNATIONAL EQUITY FUND seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

         NVEST STAR ADVISERS FUND seeks long-term growth of capital.

         NVEST STAR WORLDWIDE FUND seeks long-term growth of capital.

         NVEST STAR SMALL CAP FUND seeks capital appreciation.

         NVEST STAR VALUE FUND seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

         NVEST EQUITY INCOME FUND seeks current income and capital growth.

         NVEST BULLSEYE FUND seeks long-term growth of capital.


BOND FUNDS:
-----------


         NVEST GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with safety of principal by investing in U.S. government securities and engaging in transactions involving related options, futures and options on futures.

         NVEST LIMITED TERM U.S. GOVERNMENT FUND seeks a high current return consistent with preservation of capital.

         NVEST SHORT TERM CORPORATE INCOME FUND seeks a high level of current income consistent with preservation of capital.

         NVEST STRATEGIC INCOME FUND seeks high current income with a secondary objective of capital growth.

         NVEST BOND INCOME FUND seeks a high level of current income consistent with what the Fund considers reasonable risk.

         NVEST HIGH INCOME FUND seeks high current income plus the opportunity for capital appreciation to produce a high total return.

         NVEST MUNICIPAL INCOME FUND seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.

         NVEST MASSACHUSETTS TAX FREE INCOME FUND seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as the Fund's subadviser believes is consistent with preservation of capital.

         NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.


ACCESS SHARES (NOT CURRENTLY OFFERED):
--------------------------------------


         NVEST CORE EQUITY FUND seeks long-term capital appreciation by investing all or substantially all of its assets in The Oakmark Fund.

         NVEST STOCK AND BOND FUND seeks high current income as well as preservation and growth of capital by investing all or substantially all of its assets in The Oakmark Equity and Income Fund.

         NVEST SELECT FUND seeks long-term capital appreciation by investing all or substantially all of its assets in The Oakmark Select Fund.

         NVEST SMALL CAP VALUE FUND seeks long-term capital appreciation by investing all or substantially all of its assets in The Oakmark Small Cap Fund.

         NVEST SMALL CAP GROWTH FUND seeks long-term capital growth by investing all or substantially all of its assets in the Loomis Sayles Small Cap Growth Fund.

         NVEST TOTAL RETURN BOND FUND seeks high total investment return through a combination of current income and capital appreciation by investing all or substantially all of its assets in the Loomis Sayles Bond Fund.


MONEY MARKET FUNDS:
-------------------


         NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES seeks maximum current income consistent with preservation of capital and liquidity.

         NVEST TAX EXEMPT MONEY MARKET TRUST - seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.

As of December 31, 1999, the net assets of the Nvest Funds and the Money Market Funds totaled over $__ billion.



Automatic Exchange Plan (Class A, B and C Shares)
-------------------------------------------------

         As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other funds. Registration on all accounts must be identical. The exchanges are made on the 15th of each month or the first business day thereafter if the 15th is not a business day until the account is exhausted or until Nvest Services Company is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from Nvest Services Company or your financial representative to establish an Automatic Exchange Plan.

Broker Trading Privileges
-------------------------

         The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 6:00 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Nvest Portfolio Reporting Option ("NvestPRO")
---------------------------------------------


         Fund Shareholders who are clients of broker-dealers that have entered into an agreement with Nvest Funds and the Distributor, and have total net assets of $50,000 or more may be eligible to receive NvestPRO Quarterly Reports in addition to their standard Nvest Funds quarterly statements. Eligible clients are defined as clients with a portfolio of regular and IRA accounts that are assigned to the same social security number having a minimum account value of:
(i) $50,000 in the case of a new account or (ii) $100,000 in the case of an existing account. NvestPRO Quarterly Reports include graphic performance illustrations and are designed to provide investors with individualized performance information on their Nvest Funds holdings. Individualized performance illustrated in the NvestPRO reports is determined from the first date of participation in the NvestPRO product, not the account open date.

         Clients who elect to participate in the NvestPRO program are also offered access to an asset allocation questionnaire that is designed to assist them and their registered representative in choosing an initial portfolio of Nvest Funds based on their financial profile, objectives, and risk tolerance. This is not an actively managed asset allocation program as described in Rule 3a-4 of the 1940 Act. The Distributor will charge a fee for this product (currently $35 annually per portfolio), and has the right to determine account minimums for participation in the product.

Self-Servicing Your Account with Nvest Funds Personal Access Line(TM)
   and Web site
----------------------------------------------------------------------

         Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.nvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Nvest Funds at 800-225-5478, or writing to us at P.O. Box 8551, Boston, MA 02116. More information regarding these features may be found on our Web site at www.nvestfunds.com.

Investor activity through these mediums are subject to the terms and conditions outlined in the following NVEST FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT. This agreement is also posted on our Web site. The initiation of any activity through the Nvest Funds Personal Access Line(TM), or Web site at www.nvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

              NVEST FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT
NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.


The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company which provides the information. No party which provides a connection between this web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages which appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.


THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NVEST FUNDS PERSONAL ACCESS LINE(TM) (PAL).


You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.


You agree that Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Nvest Funds if any of the following occurs:


1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.


Any costs incurred in connection with the use of the Nvest Funds Personal Access Line(TM) or the Nvest Funds Internet site including telephone line costs, and Internet service provider costs are solely your responsibility. Similarly Nvest Funds makes no warranties concerning the availability of Internet services, or network availability.

Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

You have the ability to restrict internet AND Telephonic access to your accounts by notifying Nvest Funds of your desire to do so.

Written notifications to Nvest Funds should be sent to:

         Nvest Funds
         P O Box 8551
         Boston, MA  02266-8551


Notification may also be made by calling 800-225-5478 during normal business hours.

-------------------------------------------------------------------------------
                                   REDEMPTIONS
-------------------------------------------------------------------------------

         The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A, Class B and Class C shares. For purposes of the CDSC, an exchange of shares from one fund to another fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

         To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

         For Class B shares purchased prior to May 1, 1997, the CDSC will be calculated as follows: 4% if redemption occurs within the first year, 3% if redemption occurs within the second year or third year, 2% if redemption occurs within the fourth year, 1% if redemption occurs within the 5th year and no CDSC for redemptions after the fifth year. Class C shares purchased prior to March 1, 1998 are not subject to a CDSC on redemption.

         Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

         If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.

         In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from Nvest Services Company or your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to Nvest Services Company or your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

         Checkwriting is available on Class A shares of Limited Term U.S. Government Fund and Short Term Corporate Income Fund. To elect checkwriting for your account, select the checkwriting option on your application and complete the attached signature card. To add checkwriting to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The checkwriting privilege does not apply to shares for which you have requested share certificates to be issued. Checkwriting is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. Limited Term U.S. Government Fund, Short Term Corporate Income Fund and the Distributor are in no way responsible for any checkwriting account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

         The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

         The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

         The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

         The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.


         A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.


         The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

         The Funds may also close your account and send you the proceeds if the balance in your account falls below a minimum amount set by each Trust's Board of Trustees (currently $1,000 for all accounts except Keogh, pension and profit sharing plans, automatic investment plans and accounts that have fallen below the minimum solely because of fluctuations in the net asset value per share). Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum.

Reinstatement Privilege (Class A shares only)
---------------------------------------------

         The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

         Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

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                          STANDARD PERFORMANCE MEASURES
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Calculations of Yield
---------------------


         Each Fund (except Growth, Growth and Income, Star Advisers, Star Worldwide, Star Small Cap, Star Value, International Equity, Equity Income, Bullseye and Capital Growth Funds) may advertise the yield of its Class A, Class B, Class C and Class Y shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect.


         Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investments income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

         The Municipal Income Fund, the Massachusetts Fund and the California Fund each may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket. To see the taxable equivalent yield calculation charts for these Funds, see the section entitled "Miscellaneous Investment Practices of the Funds."

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

         Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show each class's average annual total return for the one-year, five-year and ten-year periods (or for the life of the class, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $10,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons
-----------------------

         Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Class A, Class B and Class C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having similar investment objectives.

         Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

         The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

         The Standard & Poor's Composite Index of 400 Stocks (the "S&P 400") is a market capitalization-weighted and unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. This index is comprised of stocks in the middle capitalization range. Any midcap stocks already included in the S&P 500 are excluded from this index.

         The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. This index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

         The Lehman Aggregate Bond Index is a market capitalization-weighted aggregate index that includes nearly all debt issued by the U.S. Treasury, U.S. government agencies, U.S. corporations rated investment grade, and U.S. agency debt backed by mortgage pools.

         The Lehman Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

         The Lehman Intermediate Government Bond Index (the "Lehman Int. Government Index") is a market capitalization-weighted and unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years.

         The Lehman Government/Corporate Bond Index (the "Lehman G/C Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman G/C Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rated agency such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's").

         The Lehman Intermediate Government/Corporate Bond Index (the "Lehman Int. G/C Index") is a market capitalization-weighted and unmanaged index composed of the Lehman Government and Corporate Bond indices which include bonds with maturities of up to ten years.

         The Lehman High Yield Bond Index is a market capitalization-weighted and unmanaged index of fixed-rate, noninvestment grade debt. Generally securities in the index must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

         The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximate 42,000 bonds.

         The Lehman: Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index composed of publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years.

         The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the NYSE.

         The Merrill Lynch High Yield Index includes over 951 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below), and the First Boston High Yield Index includes over 1,400 issues and represents all public debt greater than $100 million (original issuance and rated BBB/BB and below).

         The Salomon Brothers Broad Investment Grade Bond Index is a price composite of a broad range of institutionally based U.S. government mortgage-backed and corporate debt securities of investment outstanding of at least $1 million and with a remaining period to maturity of at least one year.

         The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

         Lipper, Inc. is an independent service that monitors the performance of over 10,000 mutual funds, and calculates total return for the funds grouped by investment objective. Lipper's Mutual Fund Performance Analysis, Small Cap Company Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Rankings of individual mutual fund performance over specified time periods assume reinvestment of all distributions, exclusive of sales charges.

         The Russell 3000 Index is a market capitalization-weighted index which comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the NYSE, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

         The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market values (market price per share times the number of shares outstanding).

         The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

         The Morgan Stanley Capital International World ND Index (the "MSCI World Index") is a market capitalization-weighted and unmanaged index that includes common stock from all 23 MSCI developed market countries. The "ND" indicates that the index is listed in U.S. dollars, with net dividends reinvested.

         International Equity and Star Worldwide Funds may compare their performance to the Salomon-Russell Broad Market Index Global X-US and to universes of similarly managed investment pools compiled by Frank Russell Company and Intersec Research Corporation.

         The current interest rate on many FNMA adjustable rate mortgage securities ("ARMs") is set by reference to the 11th District Cost of Funds Index published monthly by the Federal Reserve. Since June 1987, the current interest rate on these ARMs, measured on a monthly basis, has been higher than the average yield of taxable money market funds represented by Donoghue's Taxable Money Fund Average and current rates on newly issued one year bank certificates of deposit. The interest rates on other ARMs and the yield on the Adjustable Rate Fund's portfolio may be higher or lower than the interest rates on FNMA ARMs and there is also no assurance that historical yield relationships among different types of investments will continue.

         Advertising and promotional materials may refer to the maturity and duration of the Bond Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).


         Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper Inc. and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to Nvest Companies, its structure, goals and objectives and the advisory subsidiaries of Nvest Companies, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding Nvest Companies, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.


         The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                        INVESTMENTS AT 8% RATE OF RETURN

         5 YRS.     10        15        20            25            30
        -------   ------   -------    ------       -------        -------
 $50     3,698     9,208    17,417     29,647       47,868         75,015
  75     5,548    13,812    26,126     44,471       71,802        112,522
 100     7,396    18,417    34,835     59,295       95,737        150,029
 150    11,095    27,625    52,252     88,942      143,605        225,044
 200    14,793    36,833    69,669    118,589      191,473        300,059
 500    36,983    92,083   174,173    296,474      478,683        750,148

                        INVESTMENTS AT 10% RATE OF RETURN

         5 YRS.     10        15        20            25            30
        -------   ------   -------    ------       -------        -------
 $50     3,904    10,328    20,896     38,285       66,895        113,966
  75     5,856    15,491    31,344     57,427      100,342        170,949
 100     7,808    20,655    41,792     76,570      133,789        227,933
 150    11,712    30,983    62,689    114,855      200,684        341,899
 200    15,616    41,310    83,585    153,139      267,578        455,865
 500    39,041   103,276   208,962    382,848      668,945      1,139,663


         The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the Nvest Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the Nvest Funds. For example, the advertising and sales literature of any of the Nvest Funds, but particularly that of Star Worldwide Fund and International Equity Fund, may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the Nvest Funds or may have influenced past performance or may influence current or prospective performance of the Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts, the Distributor, and the transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.


         The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

         The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.


         Advertising and sales literature may also refer to the beta coefficient of the Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the Nvest Funds may be compared to the beta coefficients of other funds.

         The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the Nvest Funds and the Distributor as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.


         In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

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           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
------------------------------------------------------------------------------

         As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.


         Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Nvest Funds on or before the record date for such dividend or distribution.


         If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.
No interest will accrue on amounts represented by uncashed dividend or redemption checks.

         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Fund distributions paid to you either in cash or reinvested in additional shares (other than "exempt-interest dividends" paid by the Municipal Income, Massachusetts and California Funds, as described in the relevant Prospectuses) are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of net long-term capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares. To avoid an excise tax, each Fund intends to distribute dividends prior to calendar year-end. Some dividends paid in January may be taxable as if they were received in the previous December.

         A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Under the Code, the interest on so-called "private activity" bonds is an item of tax preference, which, depending on the shareholder's particular tax situation, might subject the shareholder to an alternative minimum tax with a maximum rate of 28%. The interest on tax exempt bonds issued after certain dates in 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

         Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         International Equity, Star Worldwide and Star Small Cap Funds may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund has elected to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

         International Equity Fund, Star Advisers Fund, Star Worldwide Fund and Star Small Cap Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code which would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the Internal Revenue Service must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid.

         A Fund's transactions in foreign currency-denominated debt securities and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a part or all of a Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid federal income tax liability.

         Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Currently, if shares have been held for more than one year, gain or loss realized will be taxed at long-term federal tax rates (generally 20% for noncorporate shareholders), provided the shareholder holds the shares as a capital asset. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

         Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

         Each Fund (possibly excepting Municipal Income Fund, Massachusetts Fund and California Fund) is required to withhold 31% of all income dividends and capital gains distributions it pays to you if you do not provide a correct, certified taxpayer identification number, if a Fund is notified that you have underreported income in the past or if you fail to certify to a Fund that you are not subject to such withholding. If you are a tax-exempt shareholder, however, these backup withholding rules will not apply so long as you furnish the Fund with an appropriate certification.

         The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
------------------------------------------------------------------------------


         The financial statements of the Funds and the related reports of independent accountants included in the Funds' annual reports for the year ended December 31, 1999 are incorporated herein by reference. Each Fund's annual and semi-annual report is available upon request and without charge. Each Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report by telephone at (800) 225-5478 or by writing to the Funds at: Nvest Funds Distributor, L.P., 399 Boylston Street, Boston, Massachusetts 02116.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1. An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

FITCH INVESTOR SERVICES, INC.
-----------------------------

AAA -- This is the highest rating assigned by Fitch to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION
ABC and affiliates
Adam Smith's Money World
America OnLine
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
B'nai B'rith Jewish Monthly
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Lear's
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall St. Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE


         References may be included in Nvest Funds' advertising and promotional literature to Nvest Companies and its affiliates that perform advisory and subadvisory functions for Nvest Funds also including, but not limited to: Back Bay Advisors, Harris Associates, Loomis Sayles, CGM, Westpeak, Jurika & Voyles, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P. and Kobrick Funds LLC. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Family of Funds advised by Harris Associates.

         References may be included in Nvest Funds' advertising and promotional literature to other Nvest Companies affiliates including, but not limited to Nvest Corporation, AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich & Tang Funds and their fund groups.

         References to subadvisers unaffiliated with Nvest Companies that perform subadvisory functions on behalf of Nvest Funds and their respective fund groups may be contained in Nvest Funds' advertising and promotional literature including, but not limited to, Janus Capital, Montgomery and RS Investment Management.

         Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

|X| Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the Nvest Funds;


|X| Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

|X| Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

|X| Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

|X| The corporate histories, founding dates and names of founders of the entities;

|X| Awards, honors and recognition given to the entities;

|X| The names of those with ownership interest and the percentage of ownership interest;

|X| The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

|X| Current capitalizations, levels of profitability and other financial and statistical information;

|X| Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

|X| The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

|X| Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

|X| Current and historical statistics regarding:

      -total dollar amount of assets managed

      -Nvest Funds' assets managed in total and by fund

      -the growth of assets
      -asset types managed
      -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
      -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;


|X| The general and specific strategies applied by the advisers in the management of Nvest Funds portfolios including, but not limited to:


      -the pursuit of growth, value, income oriented, risk management or other strategies
      -the manner and degree to which the strategy is pursued
      -whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes
      -the types and characteristics of investments sought and specific portfolio holdings
      -the actual or potential impact and result from strategy implementation -through its own areas of expertise and operations, the value added by sub-advisers to the management process
      -the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
      -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and


|X| Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Nvest Funds, and those families of funds, other than Nvest Funds. Any such references will indicate that Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and sub-advisers, including, but not limited to, those provided by Morningstar, Lipper, Forbes and Worth.

         In addition, communications and materials developed by Nvest Funds will make reference to the following information about Nvest Companies and its affiliates:

         Nvest Companies is part of an affiliated group including Nvest, L.P. a publicly traded company listed on the NYSE. Nvest Companies has 14 principal subsidiary or affiliated asset management firms, which collectively had more than $___ billion of assets under management as of December 31, 1999. In addition, promotional materials may include:

|X| Specific and general references to Nvest Funds multi-manager approach through Nvest Companies affiliates and outside firms including, but not limited to, the following:

      -that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from Nvest Companies and the other investment managers
      -other fund companies are limited to a "one size fits all" approach but Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective
      -in this and other contexts reference may be made to Nvest Funds' slogan
       "Where The Best Minds Meet"(R) and that Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."

         Nvest Advisor Services ("NAS") and Nvest Retirement Services ("NRS"), divisions of Nvest Companies, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to Nvest Companies affiliated fund groups including: Nvest Funds, Loomis Sayles Funds, Jurika & Voyles, Back Bay Advisors, Oakmark Funds, Delafield Fund and Kobrick Funds.

         NAS and NRS will provide marketing support to Nvest Companies affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of NAS and NRS and the types of services it provides which may include: seminars; its 1-800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

         References may be included in Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

|X| Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom Nvest Funds may or may not have a relationship.

|X| Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Investment Company Institute and other industry authorities, research organizations and publications.


|X| Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

      -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;
      -information about the history, status and future trends of Social
       Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and
      -current and prospective ERISA regulation and requirements.


|X| Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the Nvest Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:


      -increased employee retention
      -reinforcement or creation of morale
      -deductibility of contributions for participants
      -deductibility of expenses for employers
      -tax deferred growth, including illustrations and charts
      -loan features and exchanges among accounts
      -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.


|X| Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and Nvest Funds as a 401(k) or retirement plan funding vehicle.


|X| Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

      -access to expertise on investments
      -assistance in interpreting past, present and future market trends and economic events
      -providing information to clients including participants during enrollment and on an ongoing basis after participation
      -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                   APPENDIX D


         For the fiscal year ended December 31, 1999, the Short Term Corporate Income Fund invested __%, the Balanced Fund invested __%, the Municipal Income Fund invested ___% and the Massachusetts Tax Free Income Fund invested __% of their respective portfolios in securities rated below investment grade (those rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's). The Intermediate Term Tax Free Fund of California and the Limited Term U.S. Government Fund did not invest in securities rated below investment grade for the fiscal year ended December 31, 1999. The following tables show the portfolio composition of those funds that invested at least 5% of their respective portfolios in securities below investment grade for the fiscal year ended December 31, 1999.


               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
          HIGH INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                                                PERCENTAGE
SECURITY                                                       OF NET ASSETS
--------                                                       -------------
Common Stock...........................................                %
Preferred Stock........................................                %
Short-term Obligations and Other Assets................                %
Debt - Unrated.........................................                %
Debt -- Standard and Poor's Rating
     AAA...............................................                %
      BBB..............................................                %
       BB..............................................                %
        B..............................................                %
     CCC...............................................                %
     CC................................................                %

The chart above indicates the composition of the High Income Fund for the fiscal year ended December 31, 1999, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the High Income Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.


               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
        STRATEGIC INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                                                 PERCENTAGE
SECURITY                                                        OF NET ASSETS
--------                                                        -------------
Common Stock...........................................               %
Preferred Stock........................................               %
Short-term Obligations and Other Assets................               %
Debt - Unrated.........................................               %
Debt - Standard and Poor's Rating
     AAA...............................................               %
     AA................................................               %
     A.................................................               %
     BBB...............................................               %
     BB................................................               %
     B.................................................               %
     CCC and lower.....................................               %

The chart above indicates the composition of the Strategic Income Fund for the fiscal year ended December 31, 1999, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Strategic Income Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.


               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
          BOND INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                                                 PERCENTAGE
                                                                   OF NET
SECURITY                                                           ASSETS
--------                                                           ------
Preferred Stock ........................................              %
Short-term Obligations and Other Assets................               %
Debt-- Unrated ........................................               %
Debt-- Standard & Poor's Rating
     AAA ..............................................               %
     AA ...............................................               %
     A ................................................               %
     BBB...............................................               %
     BB................................................               %
     B.................................................               %
     CCC...............................................               %
     C/D...............................................               %

The chart above indicates the composition of the Bond Income Fund for the fiscal year ended December 31, 1999, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.


                 AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF
      INTERNATIONAL EQUITY FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                                                 PERCENTAGE
                                                                   OF NET
SECURITY                                                           ASSETS
--------                                                           ------
Common Stock ..........................................               %
Short-term Obligations and Other Assets ...............               %
Debt-- Unrated ........................................               %
     Debt -- Standard & Poor's Rating
     AAA ..............................................               %
     AA................................................               %
     A ................................................               %
     BBB...............................................               %
     BB................................................               %
     B.................................................               %
     CCC...............................................               %
     C/D...............................................               %

The chart above indicates the composition of International Equity Fund for the fiscal year ended December 31, 1999, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

                                                      Registration Nos. 2-98326
                                                                       811-4323

                               NVEST FUNDS TRUST I
                                     PART C
                                OTHER INFORMATION


Item 23.  Exhibits


(a)              Articles of Incorporation.

      (1) The Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to exhibit 1(a) to Post-Effective Amendment ("PEA") No. 31 to the Registration Statement filed on April 12, 1996.

      (2) Amendment No. 5 to Amended and Restated Agreement and Declaration of Trust is incorporated by reference to exhibit 1(b) to PEA No. 31 to the Registration Statement filed on April 12, 1996.

      (3) Amendment No. 10 to Amended and Restated Agreement and Declaration of Trust is incorporated by reference to exhibit 1(d) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

(b)              By-Laws.

      (1)        The Registrant's By-laws are incorporated by reference to
                 exhibit 2(a) to PEA No. 32 to the Registration Statement filed on July 30, 1996.

      (2)        Amendment to the By-laws is incorporated by reference to
                 exhibit 2(b) to PEA No. 32 to the Registration Statement filed on July 30, 1996.

(c)              Instruments Defining Rights of Security Holders.

                 Rights of shareholders are described in Article III, Section 6 of the Registrant's Amended and Restated Agreement and Declaration of Trust incorporated by reference as exhibit 1(a) to PEA No. 31 to the Registration Statement filed on April 12, 1996.

(d)              Investment Advisory Contracts.

      (1) Advisory Agreement between the Registrant, on behalf of its Nvest Growth Fund, and Capital Growth Management Limited Partnership ("CGM") is incorporated herein by reference to Post-Effective Amendment No. 32 to this Registration Statement, filed on July 30, 1996.

      (2)    (i) Advisory Agreement dated August 30, 1996 as amended May 1,
                 1998 between Registrant on behalf of Nvest Capital Growth Fund and Nvest Funds Management L.P. ("NFM") is filed herewith.

            (ii) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Balanced Fund and NFM is filed herewith.

           (iii) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest International Equity Fund and NFM is filed herewith.

            (iv) Advisory Agreement dated August 30, 1996 as amended May 7, 1997 and May 1, 1998 between Registrant on behalf of Nvest Star Advisers Fund and NFM is filed herewith.

             (v) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Value Fund and NFM is filed herewith.

            (vi) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Star Worldwide Fund and NFM is filed herewith.

           (vii) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Government Securities Fund and NFM is filed herewith.

          (viii) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Strategic Income Fund and NFM is filed herewith.

          (ix) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Bond Income Fund and NFM is filed herewith.

          (x) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Municipal Income Fund and NFM is filed herewith.

          (xi) Advisory Agreement dated December 31, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Star Small Cap Fund and NFM is filed herewith.

      (3) Form of Subadvisory Agreements relating to the following series of the Registrant, between NFM and the subadvisers indicated in parentheses, are incorporated herein by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed on February 16, 1999.

             (i) Nvest Balanced Fund (Loomis Sayles & Company, L.P.
                 ["Loomis Sayles"])
            (ii) Nvest Star Advisers Fund (Janus Capital Corporation
                 ["Janus Capital"])
           (iii) Nvest Star Advisers Fund (Loomis Sayles)
            (iv) Nvest Star Advisers Fund (Harris Associates L.P. ["Harris"])
           (iii) Nvest Value Fund (Loomis Sayles)
            (iv) Nvest Star Worldwide Fund (Harris)
             (v) Nvest Star Worldwide Fund (Founders Asset Management,
                 Inc. ["Founders"])
            (vi) Nvest Star Worldwide Fund (Janus Capital)
           (vii) Nvest Government Securities Fund (Back Bay Advisors
                 ["Back Bay Advisors"])
          (viii) Nvest Strategic Income Fund (Loomis Sayles)
            (ix) Nvest Bond Income Fund (Back Bay Advisors)
             (x) Nvest Municipal Income Fund (Back Bay Advisors)
            (xi) Nvest Star Small Cap Fund (Loomis Sayles)
           (xii) Nvest Star Small Cap Fund (Harris)
          (xiii) Nvest Star Small Cap Fund (RS Investment Management, L.P. ["RS Investment Management"])
           (xiv) Nvest Star Small Cap Fund (Montgomery)

(e)              Underwriting Contracts.

      (1) Form of Distribution Agreement between the Registrant, on behalf of each of the following series, and Nvest Funds Distributor, L.P. is incorporated herein by reference to
                 Exhibit 6(a) to Post-Effective Amendment No. 31 to this Registration Statement, filed on April
                 12, 1996:

             (i) Nvest Capital Growth Fund
            (ii) Nvest Balanced Fund
           (iii) Nvest Growth Fund
            (iv) Nvest International Equity Fund
             (v) Nvest Star Advisers Fund
            (vi) Nvest Value Fund
           (vii) Nvest Government Securities Fund
          (viii) Nvest Strategic Income Fund
            (ix) Nvest Bond Income Fund
             (x) Nvest Municipal Income Fund
            (xi) Nvest Star Worldwide Fund

      (2) Distribution Agreement between the Registrant, on behalf of its Nvest Star Small Cap Fund, and Nvest Funds Distributor, L.P. is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 34 to this Registration Statement, filed on February 14, 1997.

(f)              Bonus or Profit Sharing Contracts.


                 None.


(g)              Custodian Agreements.

      (1) Custodian Contract dated April 13, 1988 between the Registrant and State Street Bank and Trust Company ("State Street Bank"), including form of subcustodian agreement, is incorporated by reference to exhibit 8(a) to PEA No. 32 to the Registration Statement filed on July 30, 1996.

      (2) Amendment No. 1 to Custodian Contract dated April 12, 1988 between the Registrant and State Street Bank is incorporated by reference to exhibit 8(b) to PEA No. 32 to the Registration Statement filed on July 30, 1996.

      (3) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to Nvest International Equity Fund is incorporated by reference to exhibit 8(c) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

      (4) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to Nvest Capital Growth Fund is incorporated by reference to exhibit 8(d) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

      (5) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to Nvest Star Advisers Fund is incorporated by reference to exhibit 8(e) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

      (6) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to Nvest Strategic Income Fund is incorporated by reference to exhibit 8(f) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

      (7) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to Nvest Star Worldwide Fund is incorporated by reference to exhibit 8(g) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

      (8) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to Nvest Star Small Cap Fund is incorporated by reference to exhibit 8(h) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

(h)              Other Material Contracts.

      (1) Transfer Agency Agreement between the Registrant and Nvest Funds Distributor, L.P. is incorporated by reference to PEA No. 32 to the Registration Statement filed on July 30, 1996.

      (2) Organizational Expense Reimbursement Agreement between the Registrant on behalf of Nvest Capital Growth Fund and Nvest Funds Distributor, L.P. is incorporated by reference to PEA No. 35 to the Registration Statement filed on April 18, 1997.

      (3) Organizational Expense Reimbursement Agreement between the Registrant on behalf of its Nvest Strategic Income Fund and Nvest Funds Distributor, L.P. is incorporated by reference to PEA No. 31 to the Registration Statement filed on April 12, 1996.

      (4) Organizational Expense Reimbursement Agreement between the Registrant on behalf of its Nvest Star Worldwide Fund and Nvest Funds Distributor, L.P. is incorporated by reference to exhibit 9(j) to PEA No. 31 to the Registration Statement filed April 12, 1996.

      (5) Organizational Expense Reimbursement Agreement between the Registrant on behalf of its Star Small Cap Fund and Nvest Funds Distributor, L.P. is incorporated by reference to exhibit 9(n) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

      (6) Sub-Transfer Agency Agreement between Nvest Funds Distributor, L.P. and State Street is incorporated by reference to exhibit 9(k) to PEA No. 33 to the Registration Statement filed on October 3, 1996.

      (7) Expense Agreement between the Registrant on behalf of its Strategic Income Fund and NFM is incorporated by reference to exhibit 9(l) to PEA No. 32 to this Registration Statement filed on July 30, 1996.

      (8) Form of Class B Shares Remittance Agreement between the Registrant and Nvest Funds Distributor, L.P. relating to each series of the Registrant other than Nvest Growth Fund is incorporated by reference to exhibit 9(m) to PEA No. 31 to the Registration Statement filed on April 12, 1996.

      (9) Letter Agreement between the Registrant and State Street relating to the applicability of the Sub-Transfer Agency Agreement to Nvest Star Small Cap Fund is incorporated by reference to exhibit 9(o) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

     (10) Class B Shares Remittance Agreement between the Registrant and Nvest Funds Distributor, L.P. relating to Nvest Star Small Cap Fund is incorporated by reference to exhibit 9(p) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

     (11) Form of Dealer Agreement of Nvest Funds Distributor, L.P., the Registrant's principal underwriter, incorporated by reference to PEA No. 38 filed on April 30, 1998.

     (12) Securities Lending Authorization Agreement between the Registrant and its Series enumerated on schedule C thereto is incorporated by reference to PEA No. 39 to the Registration Statement filed on February 16, 1999.

     (13) Powers of Attorney are incorporated by reference to PEA No. 39 to the Registration Statement filed on February 16, 1999.

     (14) NFM fee waiver/ Reimbursement Undertaking between the Registrant and its series is incorporated by reference to PEA No. 39 to the Registration Statement filed on February 16, 1999.

(i)              Legal Opinion.

      (1) Opinion and consent of counsel relating to the Registrant's Nvest Government Securities Fund is incorporated by reference to PEA No. 35 to the Registration Statement filed on April 18, 1997.

      (2) Opinion and consent of counsel relating to the Registrant's issuance of multiple classes of shares is incorporated by reference to PEA No. 38 to the Registration Statement filed on April 30, 1998.

      (3) Opinion and consent of counsel relating to the Registrant's Nvest Star Advisers Fund is incorporated by reference to PEA No. 38 to the Registration Statement filed on April 30, 1998.

      (4) Opinion and consent of counsel relating to the Registrant's Nvest Strategic Income Fund is incorporated by reference to PEA No. 28 to the Registration Statement filed on October 13, 1995.

      (5) Opinion and consent of counsel relating to the Registrant's Nvest Star Worldwide Fund is incorporated by reference to exhibit 10(h) to PEA No. 31 to the Registration Statement filed on April 12, 1996.

      (6) Opinion and consent of counsel relating to the Registrant's Nvest Star Small Cap Fund is incorporated by reference to exhibit 10(i) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

(j)              Other Opinions.

                 Not applicable..

(k)              Omitted Financial Statements

                 Not applicable.

(l)              Initial Capital Agreements.

                 Not applicable.

(m)              Rule 12b-1 Plan.

      (1) Form of Distribution Agreement for the Registrant's Class B and Class C Series shares.

      (2) Form of Service Plan for the Registrant's Class A Series shares.

      (3) Form of Distribution and Service Plan for the Registrant's Class B Series shares.

      (4) Form of Distribution and Service Plan for the Registrant's Class C Series shares.

(n)              Rule 18f-3 Plan

                 Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 as amended effective January 31, 1997 is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement, filed on April 18, 1997.

(o)              Code of Ethics.

                 To be filed by amendment in accordance with Securities and Exchange Release No. IC-23958 (effective October 29, 1999).


Item 24. Persons Controlled by or Under Common Control with the Registrant

      None.

Item 25. Indemnification


      See Article 4 of the Registrant's By-laws which are incorporated by reference to exhibit 2(a) to PEA No. 32 to the Registration Statement filed on July 30, 1996.


      In addition, Nvest L.P., the parent company of the Registrant's adviser and distributor, maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the trustees and officers of the Registrant are named insured.

Item 26. Business and Other Connections of Investment Adviser


(a) Loomis Sayles, the subadviser of the Registrant's Nvest Value Fund, Nvest International Equity Fund, Nvest Balanced Fund, Nvest Strategic Income Fund and Nvest High Income Fund and a subadviser of Nvest Star Advisers Fund and Nvest Star Small Cap Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Loomis Sayles during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (the "Advisers Act") (SEC File No. 801-170).

(b) CGM, the adviser of the Registrant's Nvest Growth Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.


      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of CGM during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by CGM pursuant to the Advisers Act (SEC File No. 801-35935).


(c) Back Bay Advisors is the subadviser of the Registrant's Nvest Bond Income Fund, Nvest Government Securities Fund and Nvest Municipal Income Fund. Back Bay Advisors serves as investment adviser to a number of other registered investment companies.


      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Back Bay Advisors during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Back Bay Advisors pursuant to the Advisers Act (SEC File No. 801-27694).


(d) Westpeak Investment Advisors, L.P. ("Westpeak") serves as subadviser to the Registrant's Nvest Capital Growth Fund. Organized in 1991, Westpeak provides investment management services to other mutual funds and institutional clients.


      The list required by this Item 26 regarding any other general business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Back Bay Advisors during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Westpeak pursuant to the Advisers Act (SEC File No. 801-39554).


(e) Kobrick LLC ("Kobrick"), a subadviser to the Registrant's Nvest Star Advisers Fund. Kobrick is a limited liability company formed as an investment management firm.

      The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and directors of Kobrick during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Kobrick pursuant to the Advisers Act (SEC File No. 801-56691).

(f) Janus Capital, a subadviser to the Registrant's Nvest Star Advisers Fund and Nvest Star Worldwide Fund, serves as investment adviser to mutual funds and individual, corporate, charitable and retirement accounts.


      The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and directors of Janus Capital during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Janus Capital pursuant to the Advisers Act (SEC File No. 801-13991).


(g) NFM, a wholly owned subsidiary of Nvest, L.P., serves as investment adviser to all the series of the Registrant except Nvest Growth Fund. NFM was organized in 1995.

      The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and directors of NFM during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by NFM pursuant to the Advisers Act (SEC File No. 801-48408).

(h) Montgomery is a subadviser to the Registrant's Nvest Star Worldwide Fund and Nvest Star Small Cap Fund.


      Ths list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and directors of Montgomery during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Montgomery pursuant to the Advisers Act (SEC File No. 801-54803).


(i) Harris serves as a subadviser to the Registrant's Nvest Star Advisers Fund, Nvest Star Worldwide Fund and Nvest Star Small Cap Fund. Harris serves as investment adviser to mutual funds, individuals, trusts, retirement plans, endowments and foundations, and manages several private partnerships, and is a registered commodity trading adviser and commodity pool operator.


      The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and directors of Harris during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Harris pursuant to the Advisers Act (SEC File No. 801-50333).

(j) RS Investment Management, a subadviser to the Registrant's Star Small Cap Fund provides investment advice to various clients including public mutual funds, private limited partnerships and separate accounts.

      The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and directors of RS Investment Management during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by RS Investment Management pursuant to the Advisers Act (SEC File No. 801-144125).

Item 27.  Principal Underwriter


      (a) Nvest Funds Distributor, L.P., the principal underwriter of the Registrant, also serves as principal underwriter for:

      Nvest Tax Exempt Money Market Trust
      Nvest Cash Management Trust
      Nvest Funds Trust II
      Nvest Funds Trust III
      Nvest Kobrick Investment Trust

      (b) The general partner and officers of the Registrant's principal underwriter, Nvest Funds Distributor, L.P., and their addresses are as follows:

                         POSITIONS AND OFFICES       POSITIONS AND OFFICES
       NAME           WITH PRINCIPAL UNDERWRITER        WITH REGISTRANT
-----------------------------------------------------------------------------

Nvest Distribution      General Partner                   None
Corp.

John T. Hailer          President and Chief Executive     None
                        Officer
John E. Pelletier       Senior Vice President, General    Secretary and Clerk
                        Counsel, Secretary and Clerk

Scott E. Wennerholm     Senior Vice President,            None
                        Treasurer, Chief Financial
                        Officer,and Chief Operating
                        Officer

Coleen D. Dinneen       Vice President, Associate         Assistant Secretary
                        Counsel, Assistant Secretary
                        and Assistant Clerk

Martin G. Dyer          Vice President and Assistant      None
                        Secretary
Kristin S. Vigneaux     Vice President, Assistant         Assistant Secretary
                        Secretary and Assistant Clerk

Beatriz Pina Smith      Vice President and Assistant      None
                        Treasurer

Christine Howe          Controller                        None

Frank S. Maselli        Senior Vice President             None

Caren I. Leedom         Senior Vice President             None

Kirk Williamson         Senior Vice President             None

Daniel Lynch            Vice President                    None

Marla McDougall         Vice President                    None


The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c) Not applicable.


Item 28.  Location of Accounts and Records

The following companies maintain possession of the documents required by the specified rules:
(a)   Registrant
      Rule 31a-1(b)(4); Rule 31a-2(d)

(b)   State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110
      Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8) Rule
      31a-2(d)


(c)   For Nvest Growth Fund:
            Capital Growth Management Limited Partnership
            One International Place
            Boston, Massachusetts 02110
            Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f) Rule
            31a-2(d); Rule 31a-2(e)


(d) For series of the Registrant managed by Back Bay Advisors: Back Bay Advisors, L.P. 399 Boylston Street Boston, Massachusetts 02116 Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f) Rule 31a-2(d);
            Rule 31a-2(e)

(e)   For the series of the Registrant managed by Harris:
            Harris Associates L.P.
            Two North LaSalle Street
            Chicago, Illinois  60602
            Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f)
            Rule 31a-2(d); Rule 31a-2(e)

(f)   For the series of the Registrant managed by Janus:
            Janus Capital Corporation
            100 Fillmore Street
            Denver, CO 80206
            Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f)
            Rule 31a-2(d); Rule 31a-2(e)


(g)   For the series of the Registrant managed by Kobrick:
            Kobrick Funds LLC
            101 Federal Street
            Boston, Massachusetts 02110 Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f) Rule 31a-2(d); Rule 31a-2(e)


(h)   For the series of the Registrant managed by Loomis Sayles:
            Loomis, Sayles & Company, L.P.
            One Financial Center
            Boston, Massachusetts 02111
            Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f)
            Rule 31a-2(d); Rule 31a-2(e)

(i) For the series of the Registrant managed by Montgomery: Montgomery Asset Management, LLC 600 Montgomery Street San Francisco, California 94111 Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f)
            Rule 31a-2(d); Rule 31a-2(e)

(j)   For the series of the Registrant managed by RS Investment Management:
            RS Investment Management
            555 California Street
            San Francisco, CA 94101
            Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f)
            Rule 31a-2(d); Rule 31a-2(e)


(k)   Nvest Funds Distributor, L.P.
      399 Boylston Street
      Boston, Massachusetts 02116
      Rule 31a - 1(d)
      Rule 31a - 2(c)



Item 29. Management Services


      None.


Item 30. Undertakings

      (a) The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                               NVEST FUNDS TRUST I
                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 41 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 16th day of February, 2000.

                                          Nvest Funds Trust I


                                          By: PETER S. VOSS*
                                          ------------------------------
                                          Peter S. Voss
                                          Chief Executive Officer

                                          *By: /s/ JOHN E. PELLETIER
                                          ------------------------------
                                          John E. Pelletier
                                          Attorney-In-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                     Title                      Date
---------                     -----                      ----

                              Chairman of the Board;
                              Chief Executive
                              Officer; Principal
                              Executive Officer;
PETER S. VOSS*                Trustee                    February 16, 2000
--------------------------
Peter S. Voss

/s/ THOMAS CUNNINGHAM
--------------------------
Thomas Cunningham             Treasurer                  February 16, 2000

GRAHAM T. ALLISON, JR.*
--------------------------
Graham T. Allison, Jr.        Trustee                    February 16, 2000

DANIEL M. CAIN*
--------------------------
Daniel M. Cain                Trustee                    February 16, 2000

KENNETH J. COWAN*
--------------------------
Kenneth J. Cowan              Trustee                    February 16, 2000

RICHARD DARMAN*
--------------------------
Richard Darman                Trustee                    February 16, 2000

SANDRA O. MOOSE*
--------------------------
Sandra O. Moose               Trustee                    February 16, 2000

JOHN A. SHANE*
--------------------------
John A. Shane                 Trustee                    February 16, 2000

PENDLETON P. WHITE*
--------------------------
Pendleton P. White            Trustee                    February 16, 2000

                                                   *By:   /s/ JOHN E. PELLETIER
                                                          John E. Pelletier
                                                          Attorney-In-Fact
                                                          February 16, 2000

                                NVEST FUNDS TRUST I

                                   EXHIBIT INDEX

                         EXHIBITS FOR ITEM 23 OF FORM N-1A

EXHIBIT          DESCRIPTION
-------          -----------

(d)(2)(i) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Capital Growth Fund and Nvest Funds Management L.P. ("NFM")

(d)(2)(ii) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Balanced Fund and NFM

(d)(2)(iii) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest International Equity Fund and NFM.

(d)(2)(iv) Advisory Agreement dated August 30, 1996 as amended May 7, 1997 and May 1, 1998 between Registrant on behalf of Nvest Star Advisers Fund and NFM.

(d)(2)(v) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Value Fund and NFM

(d)(2)(vi) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Star Worldwide Fund and NFM.

(d)(2)(vii) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Government Securities Fund and NFM

(d)(2)(viii)     Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Strategic Income Fund and NFM

(d)(2)(ix) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Bond Income Fund and NFM

(d)(2)(x) Advisory Agreement dated August 30, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Municipal Income Fund and NFM

(d)(2)(xi) Advisory Agreement dated December 31, 1996 as amended May 1, 1998 between Registrant on behalf of Nvest Star Small Cap Fund and NFM